Filed pursuant to Rule 497(e);

File no. 2-99356

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2018
Columbia Funds Series Trust I
CMG Ultra Short Term Bond Fund
CMGUX
Columbia Adaptive Retirement 2020 Fund
Class Adv: CARGX	Class Inst3: CARHX
Columbia Adaptive Retirement 2025 Fund
Class Adv: CAAHX	Class Inst3: CAIDX
Columbia Adaptive Retirement 2030 Fund
Class Adv: CARLX	Class Inst3: CARMX
Columbia Adaptive Retirement 2035 Fund
Class Adv: CARJX	Class Inst3: CAIEX
Columbia Adaptive Retirement 2040 Fund
Class Adv: CAROX	Class Inst3: CARQX
Columbia Adaptive Retirement 2045 Fund
Class Adv: CARPX	Class Inst3: CAIHX
Columbia Adaptive Retirement 2050 Fund
Class Adv: CARSX	Class Inst3: CARUX
Columbia Adaptive Retirement 2055 Fund
Class Adv: CARFX	Class Inst3: CAIJX
Columbia Adaptive Retirement 2060 Fund
Class Adv: CARKX	Class Inst3: CARVX
Columbia Adaptive Risk Allocation Fund
Class A: CRAAX	Class Adv: CARRX	Class C: CRACX
Class Inst: CRAZX	Class Inst2: CRDRX	Class Inst3: CARYX
Class R: CRKRX	Class T: CRAWX
Columbia Alternative Beta Fund
Class A: CLAAX	Class Adv: CLFUX	Class C: CLABX
Class Inst: CLAZX	Class Inst2: CLIVX	Class Inst3: CLAYX
Class R: CRRLX	Class T: CLAWX
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund
Class A: LCTAX	Class Adv: CCTMX	Class C: LCTCX
Class Inst: SCTEX	Class Inst3: CCTYX	Class V: GCBAX
Columbia AMT-Free Intermediate Muni Bond Fund
Class A: LITAX	Class Adv: CIMRX	Class C: LITCX
Class Inst: SETMX	Class Inst2: CTMRX	Class Inst3: CIMYX
Class T: CAFTX	Class V: GIMAX
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund
Class A: LMIAX	Class Adv: CMANX	Class C: LMICX
Class Inst: SEMAX	Class Inst2: CMAUX	Class Inst3: CMMYX
Class V: GMBAX
Columbia AMT-Free New York Intermediate Muni Bond Fund
Class A: LNYAX	Class Adv: CNYIX	Class C: LNYCX
Class Inst: GNYTX	Class Inst2: CNYUX	Class Inst3: CNYYX
Class V: GANYX
Columbia AMT-Free Oregon Intermediate Muni Bond Fund
Class A: COEAX	Class Adv: CORMX	Class C: CORCX
Class Inst: CMBFX	Class Inst2: CODRX	Class Inst3: CORYX
Columbia Balanced Fund
Class A: CBLAX	Class Adv: CBDRX	Class C: CBLCX
Class Inst: CBALX	Class Inst2: CLREX	Class Inst3: CBDYX
Class R: CBLRX	Class T: CBDTX
Columbia Bond Fund
Class A: CNDAX	Class Adv: CNDRX	Class C: CNDCX
Class Inst: UMMGX	Class Inst2: CNFRX	Class Inst3: CBFYX
Class R: CBFRX	Class T: CBDWX	Class V: CNDTX
Columbia Contrarian Core Fund
Class A: LCCAX	Class Adv: CORRX	Class C: LCCCX
Class Inst: SMGIX	Class Inst2: COFRX	Class Inst3: COFYX
Class R: CCCRX	Class T: CTRWX	Class V: SGIEX
Columbia Corporate Income Fund
Class A: LIIAX	Class Adv: CIFRX	Class C: CIOCX
Class Inst: SRINX	Class Inst2: CPIRX	Class Inst3: CRIYX
Class T: CPIWX
Columbia Disciplined Small Core Fund
Class A: LSMAX	Class Adv: CFFRX	Class C: LSMCX
Class Inst: SMCEX	Class Inst2: CLLRX	Class Inst3: CPFRX
Class T: CSCWX	Class V: SSCEX
Columbia Diversified Absolute Return Fund
Class A: CDUAX	Class Adv: CDUFX	Class C: CDUCX
Class Inst: CDUZX	Class Inst2: CDUGX	Class Inst3: CDAYX
Class T: CDUWX
Columbia Diversified Real Return Fund
Class A: CDRAX	Class Adv: CDRRX	Class C: CDRCX
Class Inst: CDRZX	Class Inst2: CDRFX	Class Inst3: CDRYX
Class T: CDTWX
Columbia Dividend Income Fund
Class A: LBSAX	Class Adv: CVIRX	Class C: LBSCX
Class Inst: GSFTX	Class Inst2: CDDRX	Class Inst3: CDDYX
Class R: CDIRX	Class T: CDVWX	Class V: GEQAX
Columbia Emerging Markets Fund
Class A: EEMAX	Class Adv: CEMHX	Class C: EEMCX
Class Inst: UMEMX	Class Inst2: CEKRX	Class Inst3: CEKYX
Class R: CEMRX	Class T: CEMWX
Columbia Global Dividend Opportunity Fund
Class A: CSVAX	Class Adv: CGOLX	Class C: CSRCX
Class Inst: CSVFX	Class Inst2: CADPX	Class Inst3: CLSYX
Class R: CSGRX	Class T: CTVWX
Columbia Global Energy and Natural Resources Fund
Class A: EENAX	Class Adv: CENRX	Class C: EENCX
Class Inst: UMESX	Class Inst2: CNRRX	Class Inst3: CGEYX
Class R: CETRX	Class T*: —
Columbia Global Technology Growth Fund
Class A: CTCAX	Class Adv: CTYRX	Class C: CTHCX
Class Inst: CMTFX	Class Inst2: CTHRX	Class Inst3: CGTUX
Class T*: —
Columbia Greater China Fund
Class A: NGCAX	Class Adv: CGCHX	Class C: NGCCX
Class Inst: LNGZX	Class Inst2: CGCRX	Class Inst3: CGCYX
Class T: CGCWX
Columbia High Yield Municipal Fund
Class A: LHIAX	Class Adv: CHIYX	Class C: CHMCX
Class Inst: SRHMX	Class Inst2: CHMYX	Class Inst3: CHHYX
Columbia Large Cap Growth Fund
Class A: LEGAX	Class Adv: CCGRX	Class C: LEGCX
Class E: CLGEX	Class Inst: GEGTX	Class Inst2: CLWFX
Class Inst3: CGFYX	Class R: CGWRX	Class T: CLGWX
Class V: GAEGX
Columbia Mid Cap Growth Fund
Class A: CBSAX	Class Adv: CPGRX	Class C: CMCCX
Class Inst: CLSPX	Class Inst2: CMGVX	Class Inst3: CMGYX
Class R: CMGRX	Class T: CMRWX	Class V: CBSTX
Columbia Multi-Asset Income Fund
Class A: CLNAX	Class Adv: CLNFX	Class C: CLCNX
Class Inst: CLNZX	Class Inst2: CLNVX	Class Inst3: CMUYX
Class T: CLNWX

Columbia Pacific/Asia Fund
Class A: CASAX	Class Adv: CPRAX	Class C: CASCX
Class Inst: USPAX	Class Inst3: CPAYX	Class T: CPAWX
Columbia Real Estate Equity Fund
Class A: CREAX	Class Adv: CRERX	Class C: CRECX
Class Inst: CREEX	Class Inst2: CRRVX	Class Inst3: CREYX
Class R: CRSRX	Class T: CREWX
Columbia Select Large Cap Growth Fund
Class A: ELGAX	Class Adv: CSRRX	Class C: ELGCX
Class Inst: UMLGX	Class Inst2: CGTRX	Class Inst3: CCWRX
Class R: URLGX	Class T: CSLWX
Columbia Small Cap Growth Fund I
Class A: CGOAX	Class Adv: CHHRX	Class C: CGOCX
Class Inst: CMSCX	Class Inst2: CSCRX	Class Inst3: CSGYX
Class R: CCRIX	Class T*: —
Columbia Small Cap Value Fund I
Class A: CSMIX	Class Adv: CVVRX	Class C: CSSCX
Class Inst: CSCZX	Class Inst2: CUURX	Class Inst3: CSVYX
Class R: CSVRX	Class T*: —
Columbia Solutions Aggressive Portfolio
Columbia Solutions Conservative Portfolio
Columbia Strategic California Municipal Income Fund
Class A: CLMPX	Class Adv: CCARX	Class C: CCAOX
Class Inst: CCAZX	Class Inst2: CCAUX	Class Inst3: CCXYX
Columbia Strategic Income Fund
Class A: COSIX	Class Adv: CMNRX	Class C: CLSCX
Class Inst: LSIZX	Class Inst2: CTIVX	Class Inst3: CPHUX
Class R: CSNRX	Class T: CTTWX
Columbia Strategic New York Municipal Income Fund
Class A: COLNX	Class Adv: CNYEX	Class C: CNYCX
Class Inst: CNYZX	Class Inst2: CNYRX	Class Inst3: CNTYX
Columbia Tax-Exempt Fund
Class A: COLTX	Class Adv: CTERX	Class C: COLCX
Class Inst: CTEZX	Class Inst2: CADMX	Class Inst3: CTEYX
Columbia Total Return Bond Fund
Class A: LIBAX	Class Adv: CBNRX	Class C: LIBCX
Class Inst: SRBFX	Class Inst2: CTBRX	Class Inst3: CTBYX
Class R: CIBRX	Class T: CIBWX
Columbia U.S. Social Bond Fund
Class A: CONAX	Class Adv: CONFX	Class C: CONCX
Class Inst: CONZX	Class Inst2: COVNX	Class Inst3: CONYX
Columbia U.S. Treasury Index Fund
Class A: LUTAX	Class C: LUTCX	Class Inst: IUTIX
Class Inst2: CUTRX	Class Inst3: CUTYX	Class T: CTIWX
Multi-Manager Alternative Strategies Fund
Class A: CPASX	Class Inst: CZAMX
Multi-Manager Directional Alternative Strategies Fund
Class A: CDAAX	Class Inst: CDAZX
Multi-Manager Growth Strategies Fund
Class A: CSLGX	Class Inst: CZMGX
Multi-Manager Small Cap Equity Strategies Fund
Class A: CSCEX	Class Inst: CZMSX
Multi-Manager Total Return Bond Strategies Fund
Class A: CMCPX	Class Inst: CTRZX
*	This share class is not currently available for purchase.
Certain share classes in the table above, and throughout this SAI, are referred to using their abbreviated form. These full share class names are as follows: Advisor Class (Class Adv); Institutional Class (Class Inst); Institutional 2 Class (Class Inst2); and Institutional 3 Class (Class Inst3). Prior to November 1, 2017, Class Adv was known as Class R4, Class Inst was known as Class Z, Class Inst2 was known as Class R5, and Class Inst3 was known as Class Y.
Unless the context indicates otherwise, references herein to “each Fund,” “the Fund,” “a Fund,” “the Funds” or “Funds” refers to each Fund listed above.
This Statement of Additional Information (SAI) is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with each Fund’s current prospectus (as amended or supplemented), the date of which may be found in the section of this SAI entitled About the Trust. The most recent annual report for each Fund (as applicable), which includes the Fund’s audited financial statements for its most recent fiscal period, is incorporated by reference into this SAI.
Copies of the Funds' current prospectuses and annual and semiannual reports (once available, as applicable) may be obtained without charge by writing Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, by calling Columbia Funds at 800.345.6611 or by visiting the Columbia Funds’ website at www.columbiathreadneedle.com/us.

Statement of Additional Information – May 1, 2018	1

SAI PRIMER
The SAI is a part of the Funds' registration statement that is filed with the SEC. The registration statement includes the Funds' prospectuses, the SAI and certain exhibits. The SAI, and any supplements to it, can be found online at www.columbiathreadneedle.com/us and/or by accessing the SEC’s website at www.sec.gov.
For purposes of any electronic version of this SAI, all references to websites or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any such website or URL into this SAI.
The SAI generally provides additional information about the Funds that is not required to be in the Funds' prospectuses. The SAI expands discussions of certain matters described in the Funds' prospectuses and provides certain additional information about the Funds that may be of interest to some investors. Among other things, the SAI provides information about:
■	the organization of the Trust;
■	the Funds' investments;
■	the Funds' investment adviser, investment subadviser(s) (if any) and other service providers, including roles and relationships of Ameriprise Financial and its affiliates, and conflicts of interest;
■	the governance of the Funds;
■	the Funds' brokerage practices;
■	the share classes offered by the Funds;
■	the purchase, redemption and pricing of Fund shares; and
■	the application of U.S. federal income tax laws.
Investors may find this information important and helpful. If you have any questions about the Funds, please call Columbia Funds at 800.345.6611 or contact your financial advisor.
Throughout this SAI, the term “financial intermediary” may refer, generally, to one or more of the selling agents and/or servicing agents that are authorized to sell and/or service shares of the Funds, which may include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.
Each Fund typically updates its registration statement approximately four months after the end of its fiscal year, although in certain circumstances a Fund may update its registration statement sooner. Some of the information in this SAI is reported for a Fund as of the end of the Fund’s last fiscal year (or period) or during the Fund’s last fiscal year (or period). This is a reference to the fiscal year (or period) ending prior to the Fund’s last annual update, which may be fifteen months or more prior to the date of the SAI. See About the Trusts for each Fund’s fiscal year end and most recent prospectus date (i.e., the date of the Fund’s last annual update).
Columbia Threadneedle Investments is the global brand name of the Columbia and Threadneedle group of companies.
Before reading the SAI, you should consult the prospectus for the Fund as well as the Glossary below, which defines certain of the terms used in the SAI. Terms not defined in the Glossary below generally have the same meaning as otherwise ascribed in a Fund’s prospectus.
Glossary
1933 Act	Securities Act of 1933, as amended
1934 Act	Securities Exchange Act of 1934, as amended
1940 Act	Investment Company Act of 1940, as amended
Adaptive Retirement Funds	The Funds within the Columbia Funds Complex that include “Adaptive Retirement” within the fund name.
Analytic Investors	Analytic Investors, LLC
Administrative Services Agreement	The Administrative Services Agreement, as amended, if applicable, between the Trust, on behalf of the Funds, and the Investment Manager
Ameriprise Financial	Ameriprise Financial, Inc.
AQR	AQR Capital Management, LLC
Bank of America	Bank of America Corporation
Statement of Additional Information – May 1, 2018	2

BMO	BMO Asset Management Corp.
Board	The Trust’s Board of Trustees
Boston Partners	Boston Partners, a d.b.a. of Boston Partners Global Investors, Inc.
Business Day	Any day on which the NYSE is open for business. A business day typically ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. The Fund will not treat an intraday unscheduled disruption in NYSE trading or an intraday unscheduled closing as a close of regular trading on the NYSE for these purposes and will price its shares as of the regularly scheduled closing time for that day (typically, 4:00 p.m. Eastern time). Notwithstanding the foregoing, the NAV of Fund shares may be determined at such other time or times (in addition to or in lieu of the time set forth above) as the Fund’s Board may approve or ratify. On holidays and other days when the NYSE is closed, the Fund's NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund's assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.
CEA	Commodity Exchange Act
CFST	Columbia Funds Series Trust
CFST I	Columbia Funds Series Trust I
CFST II	Columbia Funds Series Trust II
CFTC	The United States Commodities Futures Trading Commission
CMOs	Collateralized mortgage obligations
Code	Internal Revenue Code of 1986, as amended
Codes of Ethics	The codes of ethics adopted by the Funds, the Investment Manager, Columbia Management Investment Distributors, Inc. and/or any sub-adviser, as applicable, pursuant to Rule 17j-1 under the 1940 Act
Columbia Funds or Columbia Funds Complex	The fund complex, including the Funds, that is comprised of the registered investment companies, including traditional mutual funds, closed-end funds, and ETFs, advised by the Investment Manager or its affiliates
Columbia Management	Columbia Management Investment Advisers, LLC
Conestoga	Conestoga Capital Advisors, LLC
Custodian	JPMorgan Chase Bank, N.A.
DGHM	Dalton, Greiner, Hartman, Maher & Co., LLC
Distribution Agreement	The Distribution Agreement between the Trust, on behalf of its Funds, and the Distributor
Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b-1 under the 1940 Act for the distribution of the Funds’ shares
Distributor	Columbia Management Investment Distributors, Inc.
DST	DST Asset Manager Solutions, Inc.
EAM	EAM Investors, LLC
FDIC	Federal Deposit Insurance Corporation
Federated	Federated Investment Management Company
FHLMC	The Federal Home Loan Mortgage Corporation
Fitch	Fitch, Inc.
FNMA	Federal National Mortgage Association
The Fund(s) or a Fund	One or more of the open-end management investment companies listed on the front cover of this SAI
GNMA	Government National Mortgage Association
Statement of Additional Information – May 1, 2018	3

Independent Trustees	The Trustees of the Board who are not “interested persons” (as defined in the 1940 Act) of the Funds
Interested Trustees	The Trustees of the Board who are currently deemed to be “interested persons” (as defined in the 1940 Act) of the Funds
Investment Management Services Agreement	The Investment Management Services Agreement, as amended, if applicable, between the Trust, on behalf of its Funds, and the Investment Manager
Investment Manager	Columbia Management Investment Advisers, LLC
IRS	United States Internal Revenue Service
JPMorgan	JPMorgan Chase Bank, N.A., the Funds' custodian
LIBOR	London Interbank Offered Rate
Loomis Sayles	Loomis, Sayles & Company, L.P.
Los Angeles Capital	Los Angeles Capital Management and Equity Research, Inc.

Manulife	Manulife Asset Management (US) LLC
Management Agreement	The Management Agreements, as amended, if applicable, between the Trust, on behalf of the Funds, and the Investment Manager
Moody’s	Moody’s Investors Service, Inc.
Multi-Manager Strategies Funds	Multi-Manager Alternative Strategies Fund, Multi-Manager Directional Alternative Strategies Fund, Multi-Manager Growth Strategies Fund, Multi-Manager Small Cap Equity Strategies Fund, Multi-Manager Total Return Bond Strategies Fund and Multi-Manager Value Strategies Fund. Shares of the Multi-Manager Strategies Funds are offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates.
NASDAQ	National Association of Securities Dealers Automated Quotations system

NAV	Net asset value per share of a Fund
NRSRO	Nationally recognized statistical ratings organization (such as, for example, Moody’s, Fitch or S&P)
NSCC	National Securities Clearing Corporation
NYSE	New York Stock Exchange
Previous Adviser	Columbia Management Advisors, LLC, the investment adviser of certain Columbia Funds prior to May 1, 2010 when Ameriprise Financial acquired the long-term asset management business of the Previous Adviser, which was an indirect wholly-owned subsidiary of Bank of America.
Previous Distributor	Columbia Management Distributors, Inc., the distributor of certain Columbia Funds prior to May 1, 2010 when Ameriprise Financial acquired the long-term asset management business of the Previous Adviser, which was an indirect wholly-owned subsidiary of Bank of America.
Previous Transfer Agent	Columbia Management Services, Inc., the transfer agent of certain Columbia Funds prior to May 1, 2010 when Ameriprise Financial acquired the long-term asset management business of the Previous Adviser, which was an indirect wholly-owned subsidiary of Bank of America.
PGIM	PGIM, Inc., the asset management arm of Prudential Financial, Inc.

PwC	PricewaterhouseCoopers LLP
REIT	Real estate investment trust
REMIC	Real estate mortgage investment conduit
RIC	A “regulated investment company,” as such term is used in the Code
Statement of Additional Information – May 1, 2018	4

S&P	Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Manager. The Columbia Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Columbia Funds)
SAI	This Statement of Additional Information, as amended and supplemented from time-to-time
SEC	United States Securities and Exchange Commission
Shares	Shares of a Fund
Solution Series Funds	Columbia Solutions Aggressive Portfolio and Columbia Solutions Conservative Portfolio
Subadvisory Agreement	The Subadvisory Agreement among the Trust on behalf of the Fund(s), the Investment Manager and a Fund’s investment subadviser(s), as the context may require
Subsidiary	One or more wholly-owned subsidiaries of a Fund
TCW	TCW Investment Management Company LLC
Threadneedle	Threadneedle International Limited
Transfer Agency Agreement	The Transfer and Dividend Disbursing Agent Agreement between the Trust, on behalf of its Funds, and the Transfer Agent
Transfer Agent	Columbia Management Investment Services Corp.
Trustee(s)	One or more members of the Board
Trust	Columbia Funds Series Trust I, the registered investment company in the Columbia Funds Complex to which this SAI relates
VP – Managed Volatility Funds	Any variable portfolio fund that includes the words “Managed Risk,” “Managed Volatility,” or “U.S. Flexible” as part of the Fund’s name
Wasatch	Wasatch Advisors Inc
Water Island	Water Island Capital, LLC
Statement of Additional Information – May 1, 2018	5

Throughout this SAI, the Funds are referred to as follows:
Fund Name:	Referred to as:
CMG Ultra Short Term Bond Fund	Ultra Short Term Bond Fund
Columbia Adaptive Retirement 2020 Fund	Adaptive Retirement 2020 Fund
Columbia Adaptive Retirement 2025 Fund	Adaptive Retirement 2025 Fund
Columbia Adaptive Retirement 2030 Fund	Adaptive Retirement 2030 Fund
Columbia Adaptive Retirement 2035 Fund	Adaptive Retirement 2035 Fund
Columbia Adaptive Retirement 2040 Fund	Adaptive Retirement 2040 Fund
Columbia Adaptive Retirement 2045 Fund	Adaptive Retirement 2045 Fund
Columbia Adaptive Retirement 2050 Fund	Adaptive Retirement 2050 Fund
Columbia Adaptive Retirement 2055 Fund	Adaptive Retirement 2055 Fund
Columbia Adaptive Retirement 2060 Fund	Adaptive Retirement 2060 Fund
Columbia Adaptive Risk Allocation Fund	Adaptive Risk Allocation Fund
Columbia Alternative Beta Fund	Alternative Beta Fund
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund	AMT-Free CT Intermediate Muni Bond Fund
Columbia AMT-Free Intermediate Muni Bond Fund	AMT-Free Intermediate Muni Bond Fund
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund	AMT-Free MA Intermediate Muni Bond Fund
Columbia AMT-Free New York Intermediate Muni Bond Fund	AMT-Free NY Intermediate Muni Bond Fund
Columbia AMT-Free Oregon Intermediate Muni Bond Fund	AMT-Free OR Intermediate Muni Bond Fund
Columbia Balanced Fund	Balanced Fund
Columbia Bond Fund	Bond Fund
Columbia Contrarian Core Fund	Contrarian Core Fund
Columbia Corporate Income Fund	Corporate Income Fund
Columbia Disciplined Small Core Fund	Disciplined Small Core Fund
Columbia Diversified Absolute Return Fund	Diversified Absolute Return Fund
Columbia Diversified Real Return Fund	Diversified Real Return Fund
Columbia Dividend Income Fund	Dividend Income Fund
Columbia Emerging Markets Fund	Emerging Markets Fund
Columbia Global Dividend Opportunity Fund	Global Dividend Opportunity Fund
Columbia Global Energy and Natural Resources Fund	Global Energy and Natural Resources Fund
Columbia Global Technology Growth Fund	Global Technology Growth Fund
Columbia Greater China Fund	Greater China Fund
Columbia High Yield Municipal Fund	HY Municipal Fund
Columbia Large Cap Growth Fund	Large Cap Growth Fund
Columbia Mid Cap Growth Fund	Mid Cap Growth Fund
Columbia Multi-Asset Income Fund	Multi-Asset Income Fund
Columbia Pacific/Asia Fund	Pacific/Asia Fund
Columbia Real Estate Equity Fund	Real Estate Equity Fund
Columbia Select Large Cap Growth Fund	Select Large Cap Growth Fund
Columbia Small Cap Growth Fund I	Small Cap Growth Fund I
Columbia Small Cap Value Fund I	Small Cap Value Fund I
Columbia Solutions Aggressive Portfolio	Solutions Aggressive Portfolio
Columbia Solutions Conservative Portfolio	Solutions Conservative Portfolio
Columbia Strategic California Municipal Income Fund	Strategic CA Municipal Income Fund
Columbia Strategic Income Fund	Strategic Income Fund
Statement of Additional Information – May 1, 2018	6

Fund Name:	Referred to as:
Columbia Strategic New York Municipal Income Fund	Strategic NY Municipal Income Fund
Columbia Tax-Exempt Fund	Tax-Exempt Fund
Columbia Total Return Bond Fund	Total Return Bond Fund
Columbia U.S. Social Bond Fund	U.S. Social Bond Fund
Columbia U.S. Treasury Index Fund	U.S. Treasury Index Fund
Multi-Manager Alternative Strategies Fund	MM Alternative Strategies Fund
Multi-Manager Directional Alternative Strategies Fund	MM Directional Alternative Strategies Fund
Multi-Manager Growth Strategies Fund	MM Growth Strategies Fund
Multi-Manager Small Cap Equity Strategies Fund	MM Small Cap Equity Strategies Fund
Multi-Manager Total Return Bond Fund	MM Total Return Bond Strategies Fund
Statement of Additional Information – May 1, 2018	7

ABOUT THE Trust
The Trust is an open-end management investment company registered with the SEC under the 1940 Act with an address at 225 Franklin Street, Boston, Massachusetts 02110.
The Trust was organized as a Massachusetts business trust on October 6, 1987. On October 13, 2003, the Trust changed its name from Liberty-Stein Roe Funds Municipal Trust to Columbia Funds Trust IX. On September 19, 2005, the Trust changed its name from Columbia Funds Trust IX to its current name. The offering of the shares is registered under the 1933 Act.
Fund	Fiscal Year End	Prospectus Date	Date Began Operations*	Diversified**	Fund Investment Category***
Adaptive Retirement 2020 Fund	March 31	10/23/2017	10/24/2017	No	Fund-of-funds – alternative
Adaptive Retirement 2025 Fund	March 31	4/2/2018	4/5/2018	No	Fund-of-funds – alternative
Adaptive Retirement 2030 Fund	March 31	10/23/2017	10/24/2017	No	Fund-of-funds – alternative
Adaptive Retirement 2035 Fund	March 31	4/2/2018	4/5/2018	No	Fund-of-funds – alternative
Adaptive Retirement 2040 Fund	March 31	10/23/2017	10/24/2017	No	Fund-of-funds – alternative
Adaptive Retirement 2045 Fund	March 31	4/2/2018	4/5/2018	No	Fund-of-funds – alternative
Adaptive Retirement 2050 Fund	March 31	10/23/2017	10/24/2017	No	Fund-of-funds – alternative
Adaptive Retirement 2055 Fund	March 31	4/2/2018	4/5/2018	No	Fund-of-funds – alternative
Adaptive Retirement 2060 Fund	March 31	10/23/2017	10/24/2017	No	Fund-of-funds – alternative
Adaptive Risk Allocation Fund	May 31	8/1/2017	6/19/2012	No	Alternative
Alternative Beta Fund	May 31	10/1/2017	1/28/2015	No	Alternative
AMT-Free CT Intermediate Muni Bond Fund	October 31	3/1/2018	8/1/1994	No	Tax-exempt fixed-income
AMT-Free Intermediate Muni Bond Fund	October 31	3/1/2018	6/14/1993	Yes	Tax-exempt fixed-income
AMT-Free MA Intermediate Muni Bond Fund	October 31	3/1/2018	6/14/1993	No	Tax-exempt fixed-income
AMT-Free NY Intermediate Muni Bond Fund	October 31	3/1/2018	12/31/1991	No	Tax-exempt fixed-income
AMT-Free OR Intermediate Muni Bond Fund	July 31	11/1/2017	7/2/1984	Yes	Tax-exempt fixed-income
Balanced Fund	August 31	1/1/2018	10/1/1991	Yes	Equity/Taxable fixed-income
Bond Fund	April 30	9/1/2017	1/9/1986	Yes	Taxable fixed-income
Contrarian Core Fund	August 31	1/1/2018	12/14/1992	Yes	Equity
Corporate Income Fund	April 30	9/1/2017	3/5/1986	Yes	Taxable fixed-income
Disciplined Small Core Fund	August 31	1/1/2018	12/14/1992	Yes	Equity
Diversified Absolute Return Fund	May 31	10/1/2017	2/19/2015	Yes	Alternative
Diversified Real Return Fund	January 31	6/1/2017	3/11/2014	Yes	Fund-of-funds-fixed income
Dividend Income Fund	May 31	10/1/2017	3/4/1998	Yes	Equity
Emerging Markets Fund	August 31	1/1/2018	1/2/1998	Yes	Equity
Global Dividend Opportunity Fund	August 31	1/1/2018	11/9/2000	Yes	Equity
Global Energy and Natural Resources Fund	August 31	1/1/2018	12/31/1992	No	Equity
Global Technology Growth Fund	August 31	1/1/2018	11/9/2000	Yes	Equity
Greater China Fund	August 31	1/1/2018	5/16/1997	No	Equity
HY Municipal Fund	May 31	10/1/2017	3/5/1984	Yes	Tax-exempt fixed-income
Large Cap Growth Fund	July 31	11/1/2017	12/14/1990	Yes	Equity
Mid Cap Growth Fund	August 31	1/1/2018	11/20/1985	Yes	Equity
MM Alternative Strategies Fund	August 31	1/1/2018	4/23/2012	No	Alternative
Statement of Additional Information – May 1, 2018	8

Fund	Fiscal Year End	Prospectus Date	Date Began Operations*	Diversified**	Fund Investment Category***
MM Directional Alternative Strategies Fund	April 30	9/1/2017	10/17/2016	No	Alternative
MM Growth Strategies Fund	March 31	8/1/2017	4/20/2012	Yes	Equity
MM Small Cap Equity Strategies Fund	August 31	1/1/2018	4/20/2012	Yes	Equity
MM Total Return Bond Strategies Fund	August 31	1/1/2018	4/20/2012	Yes	Taxable fixed-income
Multi-Asset Income Fund	April 30	9/1/2017	3/27/2015	Yes	Flexible
Pacific/Asia Fund	March 31	8/1/2017	12/31/1992	Yes	Equity
Real Estate Equity Fund	December 31	5/1/2018	4/1/1994	No	Equity
Select Large Cap Growth Fund	March 31	8/1/2017	10/1/1997	Yes	Equity
Small Cap Growth Fund I	August 31	1/1/2018	10/1/1996	Yes	Equity
Small Cap Value Fund I	April 30	9/1/2017	7/25/1986	Yes	Equity
Solutions Aggressive Portfolio	March 31	10/23/2017	10/24/2017	No	Alternative
Solutions Conservative Portfolio	March 31	10/23/2017	10/24/2017	No	Alternative
Strategic CA Municipal Income Fund	October 31	3/1/2018	6/16/1986	No	Tax-exempt fixed-income
Strategic Income Fund	August 31(a)	1/1/2018	4/21/1977	Yes	Taxable fixed-income
Strategic NY Municipal Income Fund	October 31	3/1/2018	9/26/1986	No	Tax-exempt fixed-income
Tax-Exempt Fund	July 31	11/1/2017	11/21/1978	Yes	Tax-exempt fixed-income
Total Return Bond Fund	April 30	9/1/2017	12/5/1978	Yes	Taxable fixed-income
U.S. Social Bond Fund	July 31	11/1/2017	3/26/2015	No	Tax-exempt fixed-income
U.S. Treasury Index Fund	April 30	9/1/2017	6/4/1991	Yes	Taxable fixed-income
Ultra Short Term Bond Fund	July 31	11/1/2017	3/8/2004	Yes	Taxable fixed-income
*	Certain Funds reorganized into series of the Trust. The date of operations for these Funds represents the date on which the predecessor funds began operation.
**	A “diversified” Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies. A “non-diversified” Fund may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund, which increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a “diversified” fund holding a greater number of investments. Accordingly, a “non-diversified” Fund’s value will likely be more volatile than the value of a more diversified fund.
***	The Fund Investment Category is used as a convenient way to describe Funds in this SAI and should not be deemed a description of the Fund’s principal investment strategies, which are described in the Fund’s prospectus.
(a) The Fund changed its fiscal year end in 2017 from October 31 to August 31.
Name Changes. The table below identifies the Funds whose names have changed in the past five years, the effective date of the name change and the former name.
Fund	Effective Date of Name Change	Previous Fund Name
Adaptive Risk Allocation	October 1, 2014	Columbia Risk Allocation Fund
Alternative Beta Fund	October 1, 2016	Columbia Adaptive Alternatives Fund
AMT-Free CT Intermediate Muni Bond Fund	July 7, 2014	Columbia Connecticut Intermediate Municipal Bond Fund
AMT-Free Intermediate Muni Bond Fund	July 7, 2014	Columbia Intermediate Municipal Bond Fund
AMT-Free MA Intermediate Muni Bond Fund	July 7, 2014	Columbia Massachusetts Intermediate Municipal Bond Fund
AMT-Free NY Intermediate Muni Bond Fund	July 7, 2014	Columbia New York Intermediate Municipal Bond Fund
Statement of Additional Information – May 1, 2018	9

Fund	Effective Date of Name Change	Previous Fund Name
AMT-Free OR Intermediate Muni Bond Fund	July 7, 2014	Columbia Oregon Intermediate Municipal Bond Fund
Disciplined Small Core Fund	April 18, 2016	Columbia Small Cap Core Fund
Global Energy and Natural Resources Fund	August 5, 2013	Columbia Energy and Natural Resources Fund
Global Technology Growth Fund	July 7, 2014	Columbia Technology Fund
MM Alternative Strategies Fund	February 28, 2017 October 12, 2016	Active Portfolios® Multi-Manager Alternatives Fund Active Portfolios® Multi-Manager Alternative Strategies Fund
MM Directional Alternative Strategies Fund	February 28, 2017	Active Portfolios® Multi-Manager Directional Alternatives Fund
MM Growth Strategies Fund	February 28, 2017 December 11, 2013	Active Portfolios® Multi-Manager Growth Fund Columbia Active Portfolios® – Select Large Cap Growth Fund
MM Small Cap Equity Strategies Fund	February 28, 2017	Active Portfolios® Multi-Manager Small Cap Equity Strategies Fund
MM Total Return Bond Strategies Fund	February 28, 2017 April 11, 2016	Active Portfolios® Multi-Manager Total Return Bond Fund Active Portfolios® Multi-Manager Core Plus Bond Fund
Strategic CA Municipal Income Fund	January 22, 2018	Columbia California Tax-Exempt Fund
Strategic NY Municipal Income Fund	January 22, 2018	Columbia New York Tax-Exempt Fund
Total Return Bond Fund	February 19, 2016	Columbia Intermediate Bond Fund
Statement of Additional Information – May 1, 2018	10

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES
The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for each Fund supplements the discussion of investment policies in the Funds' prospectuses. A fundamental policy may be changed only with Board and shareholder approval. A non-fundamental policy may be changed only with Board approval and does not require shareholder approval.
Unless otherwise noted in a Fund’s prospectus or this SAI, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset (Time of Purchase Standard). Thus, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund’s assets.
Notwithstanding any of a Fund’s other investment policies, the Fund, subject to certain limitations, may invest its assets in another investment company. These underlying funds have adopted their own investment policies that may be more or less restrictive than those of the Fund. Unless a Fund has a policy to consider the policies of underlying funds, the Fund may engage in investment strategies indirectly that would otherwise be prohibited under the Fund’s investment policies.
In adhering to the fundamental and non-fundamental investment restrictions and policies applicable to each of Alternative Beta Fund, MM Alternative Strategies Fund and Diversified Absolute Return Fund, each Fund will, to the extent possible, treat any assets of its Subsidiary generally as if the assets were held directly by the Fund.
Fundamental Policies
The table below shows Fund-specific policies that may be changed only with a “vote of a majority of the outstanding voting securities” of the Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The table indicates whether or not a fund has a policy on a particular topic. A dash indicates that the Fund does not have a Fundamental policy on a particular topic. The specific policy is stated in the paragraphs that follow the table.
Fund	A Buy or sell real estate	B Buy or sell commodities	C Issuer Diversification	D Concentrate in any one industry	E Invest 80%	F Act as an underwriter	G Lending	H Borrow money	I Issue senior securities
Adaptive Retirement 2020 Fund	A2	B5	—	D7	—	F2	G3	H3	I3
Adaptive Retirement 2025 Fund	A2	B5	—	D7	—	F2	G3	H3	I3
Adaptive Retirement 2030 Fund	A2	B5	—	D7	—	F2	G3	H3	I3
Adaptive Retirement 2035 Fund	A2	B5	—	D7	—	F2	G3	H3	I3
Adaptive Retirement 2040 Fund	A2	B5	—	D7	—	F2	G3	H3	I3
Adaptive Retirement 2045 Fund	A2	B5	—	D7	—	F2	G3	H3	I3
Adaptive Retirement 2050 Fund	A2	B5	—	D7	—	F2	G3	H3	I3
Adaptive Retirement 2055 Fund	A2	B5	—	D7	—	F2	G3	H3	I3
Adaptive Retirement 2060 Fund	A2	B5	—	D7	—	F2	G3	H3	I3
Adaptive Risk Allocation Fund	A1	B1	—	D1	—	F1	G1	H1	I1
Alternative Beta Fund	A2	B4	—	D6	—	F2	G2	H2	I2
AMT-Free CT Intermediate Muni Bond Fund	A1	B1	—	D1	E2	F1	G1	H1	I1
AMT-Free Intermediate Muni Bond Fund	A1	B1	C1	D1	E3	F1	G1	H1	I1
AMT-Free MA Intermediate Muni Bond Fund	A1	B1	—	D1	E4	F1	G1	H1	I1
AMT-Free NY Intermediate Muni Bond Fund	A1	B1	—	D1	E5	F1	G1	H1	I1
AMT-Free OR Intermediate Muni Bond Fund	A1	B1	C3	D1	E6	F1	G1	H1	I1
Balanced Fund	A1	B1	C1	D1	—	F1	G1	H1	I1
Bond Fund	A1	B1	C1	D1	—	F1	G1	H1	I1
Contrarian Core Fund	A1	B1	C1	D1	—	F1	G1	H1	I1
Corporate Income Fund	A1	B1	C1	D1	—	F1	G1	H1	I1
Disciplined Small Core Fund	A1	B1	C1	D1	—	F1	G1	H1	I1
Statement of Additional Information – May 1, 2018	11

Fund	A Buy or sell real estate	B Buy or sell commodities	C Issuer Diversification	D Concentrate in any one industry	E Invest 80%	F Act as an underwriter	G Lending	H Borrow money	I Issue senior securities
Diversified Absolute Return Fund	A2	B4	C4	D6	—	F2	G2	H2	I2
Diversified Real Return Fund	A1	B3	C1	D5	—	F1	G1	H1	I1
Dividend Income Fund	A1	B1	C1	D1	—	F1	G1	H1	I1
Emerging Markets Fund	A1	B1	C1	D1	—	F1	G1	H1	I1
Global Dividend Opportunity Fund	A1	B1	C1	D1	—	F1	G1	H1	I1
Global Energy and Natural Resources Fund	A1	B1	—	D2	—	F1	G1	H1	I1
Global Technology Growth Fund	A1	B1	—	D4	E9	F1	G1	H1	I1
Greater China Fund	A1	B1	C2	D1	—	F1	G1	H1	I1
HY Municipal Fund	A1	B1	C1	D1	—	F1	G1	H1	I1
Large Cap Growth Fund	A1	B1	C1	D1	—	F1	G1	H1	I1
Mid Cap Growth Fund	A1	B1	C1	D1	—	F1	G1	H1	I1
MM Alternative Strategies Fund	A1	B2	—	D1	—	F1	G1	H1	I1
MM Directional Alternative Strategies Fund	A2	B5	—	D7	—	F2	G3	H3	I3
MM Growth Strategies Fund	A1	B1	C1	D1	—	F1	G1	H1	I1
MM Small Cap Equity Strategies Fund	A1	B1	C1	D1	—	F1	G1	H1	I1
MM Total Return Bond Strategies Fund	A1	B1	C1	D1	—	F1	G1	H1	I1
Multi-Asset Income Fund	A2	B4	C4	D6	—	F2	G2	H2	I2
Pacific/Asia Fund	A1	B1	C1	D1	—	F1	G1	H1	I1
Real Estate Equity Fund	A1	B1	—	D3	E7	F1	G1	H1	I1
Select Large Cap Growth Fund	A1	B1	C1	D1	—	F1	G1	H1	I1
Small Cap Growth Fund I	A1	B1	C1	D1	—	F1	G1	H1	I1
Small Cap Value Fund I	A1	B1	C1	D1	—	F1	G1	H1	I1
Solutions Aggressive Portfolio	A2	B5	—	D7	—	F2	G3	H3	I3
Solutions Conservative Portfolio	A2	B5	—	D7	—	F2	G3	H3	I3
Strategic CA Municipal Income Fund	A1	B1	—	D1	E1	F1	G1	H1	I1
Strategic Income Fund	A1	B1	C1	D1	—	F1	G1	H1	I1
Strategic NY Municipal Income Fund	A1	B1	—	D1	E1	F1	G1	H1	I1
Tax-Exempt Fund	A1	B1	C1	D1	E8	F1	G1	H1	I1
Total Return Bond Fund	A1	B1	C1	D1	—	F1	G1	H1	I1
U.S. Social Bond Fund	A2	B4	—	D6	—	F2	G2	H2	I2
U.S. Treasury Index Fund	A1	B1	C1	D1	—	F1	G1	H1	I1
Ultra Short Term Bond Fund	A1	B1	C1	D1	—	F1	G1	H1	I1
A.	Buy or sell real estate
A1 –	The Fund may not purchase or sell real estate, except each Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.
A2 –	The Fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in: (i) securities or other instruments backed by real estate or interests in real estate, (ii) securities or other instruments of issuers or entities that deal in real estate or are engaged in the real estate business, (iii) real estate investment trusts (REITs) or entities similar to REITs formed under the laws of non-U.S. countries or (iv) real estate or interests in real estate acquired through the exercise of its rights as a holder of securities secured by real estate or interests therein.
Statement of Additional Information – May 1, 2018	12

B.	Buy or sell physical commodities
B1 –	The Fund may not purchase or sell commodities, except that each Fund may to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and (iii) enter into swap contracts and other financial transactions relating to commodities.(a) This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.
B2 –	The Fund may invest up to 25% of its total assets in one or more wholly-owned subsidiaries that may invest in commodities, thereby indirectly gaining exposure to commodities, and may, to the extent consistent with its investment objective, (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and (iii) enter into swap contracts and other financial transactions relating to commodities.(a) This policy does not limit foreign currency transactions including without limitation forward currency contracts.
B3 –	The Fund will not purchase or sell commodities, except to the extent permitted by applicable law from time to time.
B4 –	The Fund will not purchase or sell commodities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
B5 –	The Fund will not purchase or sell commodities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

(a)	For purposes of the fundamental investment policy on buying and selling physical commodities above, at the time of the establishment of the restriction for certain Funds, swap contracts on financial instruments or rates were not within the understanding of the term “commodities.” Notwithstanding any federal legislation or regulatory action by the CFTC that subjects such swaps to regulation by the CFTC, these Funds will not consider such instruments to be commodities for purposes of this restriction.
C.	Issuer Diversification*
C1 –	The Fund may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.
C2 –	The Fund may not, as a matter of fundamental policy, purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 50% of its total assets may be invested without regard to these limitations and (ii) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.
C3 –	The Fund will not make any investment inconsistent with its classification as a diversified company under the 1940 Act.
C4 –	The Fund will not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations; and (b) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

*	For purposes of applying the limitation set forth in its issuer diversification policy above, a Fund does not consider futures or swaps central counterparties, where the Fund has exposure to such central counterparties in the course of making investments in futures and securities, to be issuers.
D.	Concentration*
D1 –	The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political
Statement of Additional Information – May 1, 2018	13

subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies or subsidiaries to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
D2 –	The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies or subsidiaries to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief; and (iii) under normal market conditions, the Fund will invest at least 25% of the value of its total assets at the time of purchase in the securities of issuers conducting their principal business activities in the energy and other natural resources groups of industries.(a)
D3 –	The Fund will invest at least 65% of the value of its total assets in securities of companies principally engaged in the real estate industry.
D4 –	The Fund will, under normal market conditions, invest at least 25% of the value of its total assets at the time of purchase in the securities of issuers conducting their principal business activities in the technology and related group of industries, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies or subsidiaries to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
D5 –	The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state, municipality or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies or subsidiaries to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. The Fund will consider the concentration policies of any underlying funds in which it invests when evaluating compliance with its concentration policy.
D6 –	The Fund will not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state, municipality or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more investment companies or subsidiaries to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, as interpreted or modified by regulatory authority having jurisdiction, from time to time. The Fund will consider the concentration policies of any underlying funds in which it invests when evaluating compliance with its concentration policy.
D7 –	The Fund will not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more investment companies or subsidiaries to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

*	For purposes of applying the limitation set forth in its concentration policy, above, a Fund will generally use the industry classifications provided by the Global Industry Classification System (GICS) for classification of issuers of equity securities and the classifications provided by the Barclays Capital Aggregate Bond Index for classification of issues of fixed-income securities. To the extent that a Fund’s concentration policy requires the Fund to consider the concentration policies of any underlying funds in which it invests, the Fund will consider the portfolio positions at the time of purchase, which in the case of unaffiliated underlying funds is based on portfolio information made publicly available by them. A Fund does not consider futures or swaps clearinghouses or securities clearinghouses, where the Fund has exposure to such clearinghouses in the course of making investments in futures and securities, to be part of any industry.
(a)	In determining whether Global Energy and Natural Resources Fund has invested at least 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the energy and other natural resources groups of industries, the
Statement of Additional Information – May 1, 2018	14

Investment Manager currently uses the GICS produced by S&P and MSCI Inc. The Investment Manager currently considers companies in each of the indicated GICS industry groups to be within the energy and other natural resources groups of industries: (i) Energy, (ii) Utilities, and (iii) Materials, but limited to companies in the following GICS industries and sub-industries: the Chemicals industry (companies that primarily produce or distribute industrial and basic chemicals, including the Commodity Chemicals, Diversified Chemicals, Fertilizers & Agriculture Chemicals, Industrial Gases, and Specialty Chemicals sub-industries), the Metals & Mining industry (companies that primarily produce, process, extract, or distribute precious or basic metals or minerals, including the Aluminum, Diversified Metals & Mining, Gold, Precious Metals & Minerals, and Steel sub-industries), and the Paper & Forest Products industry (companies that primarily cultivate or manufacture timber or wood-related products or paper products, including the Forest Products and Paper Products sub-industries).
E.	Invest 80%
E1 –	The Fund will, under normal circumstances, invest at least 80% of its total assets in state bonds, subject to applicable state requirements.
E2 –	Under normal circumstances, the Fund invests at least 80% of net assets in municipal securities that pay interest exempt from federal income tax (including the federal alternative minimum tax) and Connecticut individual income tax. These securities are issued by the State of Connecticut and its political subdivisions, agencies, authorities and instrumentalities, by other qualified issuers (such as Guam, Puerto Rico and the U.S. Virgin Islands) and by mutual funds that invest in such securities. Dividends derived from interest on municipal securities other than such securities will generally be exempt from regular federal income tax (including the federal alternative minimum tax) but subject to Connecticut personal income tax. The Fund may comply with this 80% policy by investing in a partnership, trust or regulated investment company which invests in such securities, in which case the Fund’s investment in such entity shall be deemed to be an investment in the underlying securities in the same proportion as such entity’s investment in such securities bears to its net assets.
E3 –	As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of net assets in municipal securities that pay interest exempt from federal income tax (including the federal alternative minimum tax). These securities are issued by states and their political subdivisions, agencies, authorities and instrumentalities, by other qualified issuers (such as Guam, Puerto Rico and the U.S. Virgin Islands) and by mutual funds that invest in such securities. The Fund may comply with this 80% policy by investing in a partnership, trust, or regulated investment company which invests in such securities, in which case the Fund’s investment in such entity shall be deemed to be an investment in the underlying securities in the same proportion as such entity’s investment in such securities bears to its net assets.
E4 –	Under normal circumstances, the Fund invests at least 80% of net assets in municipal securities that pay interest exempt from federal income tax (including the federal alternative minimum tax) and Massachusetts individual income tax. These securities are issued by the Commonwealth of Massachusetts and its political subdivisions, agencies, authorities and instrumentalities, by other qualified issuers (such as Guam, Puerto Rico and the U.S. Virgin Islands) and by mutual funds that invest in such securities. Dividends derived from interest on municipal securities other than such securities will generally be exempt from regular federal income tax (including the federal alternative minimum tax) but may be subject to Massachusetts personal income tax. The Fund may comply with this 80% policy by investing in a partnership, trust, or regulated investment company which invests in such securities, in which case the Fund’s investment in such entity shall be deemed to be an investment in the underlying securities in the same proportion as such entity’s investment in such securities bears to its net assets.
E5 –	As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of net assets in municipal securities that pay interest exempt from federal income tax (including the federal alternative minimum tax) and New York State individual income tax. These securities are issued by the State of New York and its political subdivisions, agencies, authorities and instrumentalities and by other qualified issuers (such as Guam, Puerto Rico and the U.S. Virgin Islands). Dividends derived from interest on municipal securities other than such securities will generally be exempt from regular federal income tax (including the federal alternative minimum tax) but may be subject to New York State and New York City personal income tax. The Fund may comply with this 80% policy by investing in a partnership, trust or regulated investment company which invests in such securities, in which case the Fund’s investment in such entity shall be deemed to be an investment in the underlying securities in the same proportion as such entity’s investment in such securities bears to its net assets.
E6 –	Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities issued by the State of Oregon and its political subdivisions, agencies, authorities and instrumentalities.
E7 –	Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies principally engaged in the real estate industry, including REITs.
E8 –	Under normal circumstances, the Fund invests at least 80% of its total assets in tax-exempt bonds.
Statement of Additional Information – May 1, 2018	15

E9 –	Under normal circumstances, the Fund invests at least 80% of net assets in equity securities (including, but not limited to, common stocks, preferred stocks and securities convertible into common or preferred stocks) of technology companies that may benefit from technological improvements, advancements or developments.
F.	Act as an underwriter
F1 –	The Fund may not underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.
F2 –	The Fund will not underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer where the Fund later resells such securities. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.
G.	Lending
G1 –	The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
G2 –	The Fund will not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
G3 –	The Fund will not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
H.	Borrowing
H1 –	The Fund may not borrow money except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
H2 –	The Fund will not borrow money except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
H3 –	The Fund will not borrow money except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
I.	Issue senior securities
I1 –	The Fund may not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
I2 –	The Fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
I3 –	The Fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Non-fundamental Policies
The following non-fundamental policies may be changed by the Board at any time and may be in addition to those described in the Funds' prospectus.
Investment in Illiquid Securities
No more than 15% of the net assets of any Fund will be held in securities and other instruments that are illiquid. “Illiquid Securities” are defined in accordance with the SEC staff’s current guidance and interpretations which provide that an illiquid security is a security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. Compliance with this limitation is not measured under the Time of Purchase Standard.
Statement of Additional Information – May 1, 2018	16

Investment in Other Investment Companies
The Funds may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Investment in Foreign Securities
■	Bond Fund may invest up to 25% of its assets in dollar-denominated debt securities issued by foreign governments, companies or other entities.
■	Balanced Fund, Contrarian Core Fund and Dividend Income Fund each may invest up to 20% of its net assets in foreign securities.
■	Disciplined Small Core Fund, Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund I and Small Cap Value Fund I each may invest up to 20% of its total assets in foreign securities.
■	Up to 25% of the net assets of MM Total Return Bond Strategies Fund may be invested in foreign investments, which may include investments in non-U.S. dollar denominated securities, as well as investments in emerging markets securities.
■	MM Small Cap Equity Strategies Fund may invest up to 25% of its net assets in foreign investments.
■	Ultra Short Term Bond Fund may invest up to 20% of its total assets in dollar-denominated foreign debt securities.
Selling Securities Short
■	Each Fund (other than those Funds listed below) may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
■	The following Funds may not sell securities short: AMT-Free OR Intermediate Muni Bond Fund, Balanced Fund, Bond Fund, Emerging Markets Fund, Global Dividend Opportunity Fund, Global Energy and Natural Resources Fund, Global Technology Growth Fund, Mid Cap Growth Fund, MM Growth Strategies Fund, MM Total Return Bond Strategies Fund Pacific/Asia Fund, Real Estate Equity Fund, Select Large Cap Growth Fund and Small Cap Growth Fund I.
■	Tax-Exempt Fund may not have a short position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities.
Purchasing on Margin
■	Tax-Exempt Fund may not purchase securities on margin, but may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions.
Additional Information About Concentration
The Adaptive Retirement Funds have adopted a policy to not concentrate their investments in any particular industry or group of industries. However, because these Funds invest principally in underlying funds, they may indirectly concentrate in a particular industry or group of industries through investments in the underlying funds.
Names Rule Policy
To the extent a Fund is subject to Rule 35d-1 under the 1940 Act (the Names Rule), and does not otherwise have a fundamental policy in place to comply with the Names Rule, such Fund has adopted the following non-fundamental policy: Shareholders will receive at least 60 days’ notice of any change to the Fund’s investment objective or principal investment strategies made in order to comply with the Names Rule. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered. A Fund subject to a fundamental policy in place to comply with the Names Rule will disclose in the More Information About the Fund section of its prospectus that its 80% policy cannot be changed without shareholder approval.
Summary of 1940 Act Restrictions on Certain Activities
Certain of the Fund’s fundamental and, if any, non-fundamental policies set forth above prohibit transactions “except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.” The following discussion summarizes the flexibility that the Fund currently gains from these exceptions. To the extent the 1940 Act or the rules and regulations thereunder may, in the future, be amended to provide greater flexibility, or to the extent the SEC may in the future grant exemptive relief providing greater flexibility, the Fund will be able to use that flexibility without seeking shareholder approval of its fundamental policies.
Statement of Additional Information – May 1, 2018	17

Borrowing money – The 1940 Act permits a Fund to borrow up to 33 1⁄3% of its total assets (including the amounts borrowed) from banks, plus an additional 5% of its total assets for temporary purposes, which may be borrowed from banks or other sources. The exception in the fundamental policy allows the Funds to borrow money subject to these conditions. Compliance with this limitation is not measured under the Time of Purchase Standard (meaning, a Fund may not exceed these thresholds including if, after borrowing, the Fund’s net assets decrease due to market fluctuations).
Buy or sell physical commodities – The 1940 Act does not directly limit a Fund’s ability to invest directly in physical commodities. However, a Fund’s direct and indirect investments in physical commodities may be limited by the Fund’s intention to qualify as a RIC, and can limit the Fund’s ability to so qualify. One of the requirements for favorable tax treatment as a RIC under the Code is that a Fund derive at least 90 percent of its gross income from certain qualifying sources of income. Income and gains from direct commodities investments, and from certain indirect investments therein, do not constitute qualifying income for this purpose. A Fund that qualifies for an exclusion from the definition of a commodity pool under the CEA and has on file a notice of exclusion under CFTC Rule 4.5 is limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”).
Investing in other investment companies – The 1940 Act, in summary, provides that a fund generally may not: (i) purchase more than 3% of the outstanding voting stock of another investment company; (ii) purchase securities issued by another investment company in an amount representing more than 5% of the investing fund’s total assets; or (iii) purchase securities issued by investment companies that in the aggregate represent more than 10% of the acquiring fund’s total assets (the “3, 5 and 10 Rule”). Affiliated funds-of-funds (i.e., those funds that invest in other funds within the same fund family), with respect to investments in such affiliated underlying funds, are not subject to the 3, 5 and 10 Rule and, therefore, may invest in affiliated underlying funds without restriction. A fund-of-funds may also invest its assets in unaffiliated funds, but the fund-of-funds generally may not purchase more than 3% of the outstanding voting stock of any one unaffiliated fund. Additionally, certain exceptions to these limitations apply to investments in money market open-end funds. If shares of the Fund are purchased by an affiliated fund beyond the 3, 5 and 10 Rule in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such other affiliated fund beyond the 3, 5 and 10 Rule, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
Issuing senior securities – A “senior security” is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company’s common stock with respect to the same earnings or assets. The 1940 Act prohibits an open-end fund from issuing senior securities other than certain borrowings from a bank, but SEC staff interpretations allow a Fund to engage in certain types of transactions that otherwise might raise senior security concerns (such as short sales, buying and selling financial futures contracts and other derivative instruments and selling put and call options), provided that the Fund segregates or designates on the Fund’s books and records liquid assets, or, as permitted in accordance with SEC staff interpretations, otherwise covers the transaction with offsetting portfolio securities, in amounts sufficient to offset any liability associated with the transaction. The exception in the fundamental policy allows the Fund to operate in reliance upon these staff interpretations.
Making loans (Lending) – Under the 1940 Act, an open-end fund may loan money or property to persons who do not control and are not under common control with the Fund, except that a Fund may make loans to a wholly-owned subsidiary. In addition, the SEC staff takes the position that a Fund may not lend portfolio securities representing more than one-third of the Fund’s total value. A Fund must receive from the borrower collateral at least equal in value to the loaned securities, marked to market daily. The exception in the fundamental policy allows the Fund to make loans to third parties, including loans of its portfolio securities, subject to these conditions.
Selling securities short – A Fund may sell a security short by borrowing the security, then selling it to a third party. The Fund will eventually need to close out the short sale by buying the security and returning it, together with interest, to the party from whom the Fund borrowed the security. The SEC staff takes the position that, as described under “Issuing senior securities” above, a mutual fund must segregate or designate on the Fund’s books and records liquid assets with a value equal to, or otherwise cover the obligation to return, the security. The exception in the fundamental policy allows the Fund to sell securities short provided it designates liquid assets with a value equal to, or otherwise covers the obligation to return, the security.
Statement of Additional Information – May 1, 2018	18

ABOUT FUND INVESTMENTS
Each Fund’s investment objective, principal investment strategies and related principal risks are discussed in each Fund’s prospectus. Each Fund’s prospectus identifies the types of securities in which the Fund invests principally and summarizes the principal risks to the Fund’s portfolio as a whole associated with such investments. Unless otherwise indicated in the prospectus or this SAI, the investment objective and policies of a Fund may be changed without shareholder approval.
To the extent that a type of security identified in the table below for a Fund is not described in the Fund’s prospectus (or as a sub-category of such security type in this SAI), the Fund generally invests in such security type, if at all, as part of its non-principal investment strategies.
Information about individual types of securities (including certain of their associated risks) in which some or all of the Funds may invest is set forth below. Each Fund may invest in these types of securities, subject to its investment objective and fundamental and non-fundamental investment policies. A Fund is not required to invest in any or all of the types of securities listed below.
Funds-of-funds invest in a combination of underlying funds, although they may also invest directly in stocks, bonds and other securities. These underlying funds have their own investment strategies and types of investments they are allowed to engage in and purchase. Funds-of-funds may invest directly or indirectly through investments in underlying funds, in securities and other instruments and may engage in the investment strategies indicated in the table below.
Certain Investment Activity Limits. The overall investment and other activities of the Investment Manager and its affiliates may limit the investment opportunities for each Fund in certain markets, industries or transactions or in individual issuers where limitations are imposed upon the aggregate amount of investment by the Funds and other accounts managed by the Investment Manager and accounts of its affiliates (collectively, affiliated investors). From time to time, each Fund’s activities also may be restricted because of regulatory restrictions applicable to the Investment Manager and its affiliates and/or because of their internal policies. See Investment Management and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest.
Temporary Defensive Positions. Each Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds or holding some or all of its assets in cash or cash equivalents. The Fund may take such defensive investment positions for as long a period as deemed necessary.
Other Strategic and Investment Measures. A Fund may also from time to time take temporary portfolio positions that may or may not be consistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, investing in derivatives, such as forward contracts, futures contracts, options, structured investments and swaps, for various purposes, including among others, investing in particular derivatives in seeking to reduce investment exposure, or in seeking to achieve indirect investment exposure, to a sector, country, region or currency where the Investment Manager (or Fund subadviser, if applicable) believes such defensive positioning is appropriate. Each Fund may do so without limit and for as long a period as deemed necessary, when the Investment Manager or the Fund’s subadviser, if applicable: (i) believes that market conditions are not favorable for profitable investing or to avoid losses, (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While the Fund is so positioned, derivatives could comprise a substantial portion of the Fund’s investments and the Fund may not achieve its investment objective. Investing in this manner may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance.
Types of Investments
A black circle indicates that the investment strategy or type of investment generally is authorized for a category of Funds. Exceptions are noted following the table. See About the Trust for fund investment categories.
Type of Investment	Alternative and Fund-of-Funds – Alternative	Equity and Flexible	Funds-of-Funds – Equity and Fixed Income	Taxable Fixed Income(a)	Tax-Exempt Fixed Income
Asset-Backed Securities	•	•	•	•	•
Bank Obligations (Domestic and Foreign)	•	•	•	•	•
Collateralized Bond Obligations	•	•	•	•	•
Commercial Paper	•	•	•	•	•
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Type of Investment	Alternative and Fund-of-Funds – Alternative	Equity and Flexible	Funds-of-Funds – Equity and Fixed Income	Taxable Fixed Income(a)	Tax-Exempt Fixed Income
Common Stock	•	•	•	•	—
Convertible Securities	•	•	•	•	•
Corporate Debt Securities	•	•	•	•	•
Custody Receipts and Trust Certificates	•	•	•	•	•
Debt Obligations	•	•	•	•	•
Depositary Receipts	•	•	•	•	—
Derivatives	•	•	•	•	•
Dollar Rolls	•	•	•	•	•
Exchange-Traded Notes	•	•	•	•	•
Foreign Currency Transactions	•	•	•	•	•
Foreign Securities	•	•	•	•	•
Guaranteed Investment Contracts (Funding Agreements)	•	•	•	•	•
High-Yield Securities	•	•	•	•	•
Illiquid Securities	•	•	•	•	•
Inflation Protected Securities	•	•	•	•	•
Initial Public Offerings	•	•	•	•	•
Inverse Floaters	•	•	•	•	•
Investments in Other Investment Companies (Including ETFs)	•	•	•	•	•
Listed Private Equity Funds	•	•	•	•	•
Money Market Instruments	•	•	•	•	•
Mortgage-Backed Securities	•	•	•	•	•
Municipal Securities	•	•	•	•	•
Participation Interests	•	•	•	•	•
Partnership Securities	•	•	•	•	•
Preferred Stock	•	•	•	•	•
Private Placement and Other Restricted Securities	•	•	•	•	•
Real Estate Investment Trusts	•	•	•	•	•
Repurchase Agreements	•	•	•	•	•
Reverse Repurchase Agreements	•	•	•	•	•
Short Sales(b)	•	•	•	•	•
Sovereign Debt	•	•	•	•	•
Standby Commitments	•	•	•	•	•
U.S. Government and Related Obligations	•	•	•	•	•
Variable and Floating Rate Obligations	•	•	•	•	•
Warrants and Rights	•	•	•	•	•
(a)	Total Return Bond Fund is not authorized to purchase common stock or bank obligations. U.S. Treasury Index Fund is not authorized to purchase asset-backed securities, bank obligations, convertible securities, corporate debt obligations (other than money market instruments), depositary receipts, dollar rolls, foreign currency transactions, foreign securities, guaranteed investment contracts, inverse floaters, high-yield securities, mortgage-backed securities, municipal securities, participation interests, partnership securities, REITs, reverse repurchase agreements, short sales, sovereign debt and standby commitments. Ultra Short Term Bond is not authorized to purchase common stock, foreign currency transactions and short sales.
(b)	See Fundamental and Non-Fundamental Investment Policies for Funds that are not permitted to sell securities short.
Statement of Additional Information – May 1, 2018	20

Asset-Backed Securities
Asset-backed securities represent interests in, or debt instruments that are backed by, pools of various types of assets that generate cash payments generally over fixed periods of time, such as, among others, motor vehicle installment sales, contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving (credit card) agreements. Such securities entitle the security holders to receive distributions (i.e., principal and interest) that are tied to the payments made by the borrower on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. Asset-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. Collateralized loan obligations (CLOs) are but one example of an asset-backed security. See Types of Investments – Variable- and Floating-Rate Obligations, – Debt Obligations – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and – Private Placement and Other Restricted Securities for more information.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with asset-backed securities include: Credit Risk, Interest Rate Risk, Liquidity Risk and Prepayment and Extension Risk.
Bank Obligations (Domestic and Foreign)
Bank obligations include certificates of deposit, bankers’ acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. Bank obligations may be structured as fixed-, variable- or floating-rate obligations. See Types of Investments – Variable- and Floating-Rate Obligations for more information.
Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign banks with interest and principal paid in U.S. dollars. Eurodollar and Yankee Dollar CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. Bankers’ acceptances are time drafts drawn on and accepted by banks, are a customary means of effecting payment for merchandise sold in import-export transactions and are a general source of financing. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.
Bank investment contracts are issued by banks. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. A Fund also may hold funds on deposit with its custodian for temporary purposes.
Certain bank obligations, such as some CDs, are insured by the FDIC up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different and/or heightened investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal and/or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ (including, less stringent) from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality. See Types of Investments – Foreign Securities.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with bank obligations include: Counterparty Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Liquidity Risk, and Prepayment and Extension Risk.
Statement of Additional Information – May 1, 2018	21

Collateralized Bond Obligations
Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of bonds, which may include junk bonds (which are considered speculative investments). CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See Types of Investments – Mortgage-Backed Securities and – Asset-Backed Securities.) CBOs are often privately offered and sold, and thus not registered under the federal securities laws.
Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then structured into “tranches.” Typically, the first tranche represents a senior claim on collateral and pays the lowest interest rate; the second tranche is junior to the first tranche and therefore subject to greater risk and pays a higher rate; the third tranche is junior to both the first and second tranche, represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments — money that is left over after the higher tranches have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, may earn certain of the tranches investment-grade bond ratings. Holders of third-tranche CBOs stand to earn higher or lower yields depending on the rate of defaults in the collateral pool. See Types of Investments – High-Yield Securities.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with CBOs include: Credit Risk, Interest Rate Risk, Liquidity Risk, High-Yield Securities Risk and Prepayment and Extension Risk.
Commercial Paper
Commercial paper is a short-term debt obligation, usually sold on a discount basis, with a maturity ranging from 2 to 270 days issued by banks, corporations and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. See Types of Investments — Debt Obligations and — Illiquid Securities. See Appendix A for a discussion of securities ratings.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with commercial paper include: Credit Risk and Liquidity Risk.
Common Stock
Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important corporate governance matters, and to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stocks of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, such as the NYSE or the NASDAQ Stock Market. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London Stock Exchange or Tokyo Stock Exchange. See Types of Investments – Foreign Securities. Common stock may be privately placed or publicly offered. The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and market conditions generally. In the event that a corporation declares bankruptcy or is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock. See Types of Investments – Private Placement and Other Restricted Securities, – Preferred Stock and – Convertible Securities for more information.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with common stock include: Issuer Risk and Market Risk.
Convertible Securities
Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). As such, convertible securities combine the investment characteristics of debt securities and equity securities. A holder of convertible securities is entitled to receive the income of a bond, debenture or note or the dividend of a preferred stock until the conversion privilege is exercised. The market value of convertible securities generally is a function of, among other factors, interest rates, the rates of return of similar nonconvertible securities and the financial strength of the issuer. The market value of convertible securities tends to decline as interest rates rise and, conversely, to rise as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the rate of return of the convertible security. Because both interest rate and common stock’s market movements can influence their value, convertible securities generally are not as sensitive to changes in interest rates as similar non-convertible debt securities nor generally as sensitive to changes in share price as the underlying common stock. Convertible securities may be structured as
Statement of Additional Information – May 1, 2018	22

fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Types of Investments — Variable- and Floating-Rate Obligations, — Debt Obligations - Zero-Coupon, Pay-in-Kind and Step-Coupon Securities, — Common Stock, — Corporate Debt Securities and — Private Placement and Other Restricted Securities for more information.
Certain convertible securities may have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and at a specified exchange ratio. Certain convertible securities may be convertible at the option of the issuer, which may require a holder to convert the security into the underlying common stock, even at times when the value of the underlying common stock or other equity security has declined substantially. In addition, some convertible securities may be rated below investment grade or may not be rated and, therefore, may be considered speculative investments. Companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with such companies. In addition, the credit rating of a company’s convertible securities generally is lower than that of its conventional debt securities. Convertible securities are senior to equity securities and have a claim to the assets of an issuer prior to the holders of the issuer’s common stock in the event of liquidation but generally are subordinate to similar non-convertible debt securities of the same issuer. Some convertible securities are particularly sensitive to changes in interest rates when their predetermined conversion price is much higher than the price for the issuing company’s common stock.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with convertible securities include: Convertible Securities Risk, Interest Rate Risk, Issuer Risk, Market Risk, Prepayment and Extension Risk, and Reinvestment Risk.
Corporate Debt Securities
Corporate debt securities are long and short term fixed income securities typically issued by businesses to finance their operations. Corporate debt securities are issued by public or private companies, as distinct from debt securities issued by a government or its agencies. The issuer of a corporate debt security often has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. Corporate debt securities typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due at a specified time period; and (4) many are traded on major securities exchanges. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured, as are debentures. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. The category also includes bank loans, as well as assignments, participations and other interests in bank loans. Corporate debt securities may be rated investment grade or below investment grade and may be structured as fixed-, variable or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. They may also be senior or subordinated obligations. See Appendix A for a discussion of securities ratings. See Types of Investments — Variable- and Floating-Rate Obligations, — Private Placement and Other Restricted Securities, — Debt Obligations, — Commercial Paper and — High-Yield Securities for more information.
Extendible commercial notes (ECNs) are very similar to commercial paper except that, with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.
Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with corporate debt securities include: Credit Risk, Interest Rate Risk, Issuer Risk, High-Yield Securities Risk, Prepayment and Extension Risk and Reinvestment Risk.
Statement of Additional Information – May 1, 2018	23

Custody Receipts and Trust Certificates
Custody receipts and trust certificates are derivative products that evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing interests in those securities. The sponsor generally then will sell the custody receipts or trust certificates in negotiated transactions at varying prices. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with custody receipts and trust certificates include: Liquidity Risk and Counterparty Risk. In addition, custody receipts and trust certificates generally are subject to the same risks as the securities evidenced by the receipts or certificates.
Debt Obligations
Many different types of debt obligations exist (for example, bills, bonds, and notes). Issuers of debt obligations have a contractual obligation to pay interest at a fixed, variable or floating rate on specified dates and to repay principal by a specified maturity date. Certain debt obligations (usually intermediate and long-term bonds) have provisions that allow the issuer to redeem or “call” a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.
The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuer’s perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the market value of the bond usually rises, and when prevailing interest rates rise, the market value of the bond usually declines.
In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield and the lower the sensitivity to changes in interest rates.
As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. See Types of Investments — Corporate Debt Securities, — High-Yield Securities and — Preferred Stock - Trust-Preferred Securities for information.
Event-Linked Instruments/Catastrophe Bonds. A Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent on, or formulaically related to, defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the principal amount of the bond is reduced (potentially to zero), and a Fund may lose all or a portion of its entire principal invested in the bond or the entire notional amount on a swap.
Stripped Securities. Stripped securities are the separate income or principal payments of a debt security and evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, Separate Trading of Registered Interest and Principal Securities (STRIPS) can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the 1934 Act and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. Treasury Investor Growth Receipts (TIGERs) are U.S. Treasury securities stripped by brokers. Stripped mortgage-backed securities, (SMBS) also can be issued by the U.S. Government or its agencies. Stripped securities may be structured as fixed-, variable- or floating-rate obligations.
SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal.
See Types of Investments – Mortgage-Backed Securities, – Variable- and Floating-Rate Obligations and – U.S. Government and Related Obligations for more information.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with stripped securities include: Credit Risk, Interest Rate Risk, Liquidity Risk, Prepayment and Extension Risk and Stripped Securities Risk
When-Issued, Delayed Delivery and Forward Commitment Transactions. When-issued, delayed delivery and forward commitment transactions involve the purchase or sale of securities by a Fund, with payment and delivery taking place in the future after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the
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purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. When engaging in when-issued, delayed delivery and forward commitment transactions, a Fund typically will designate liquid assets in an amount equal to or greater than the purchase price. The payment obligation and, if applicable, the interest rate that will be received on the securities, are fixed at the time that a Fund agrees to purchase the securities. A Fund generally will enter into when-issued, delayed delivery and forward commitment transactions only with the intention of completing such transactions.
However, a Fund’s portfolio manager may determine not to complete a transaction if he or she deems it appropriate to close out the transaction prior to its completion. In such cases, a Fund may realize short-term gains or losses. See Types of Investments — Asset-Backed Securities and — Mortgage-Backed Securities for more information.
To Be Announced Securities (“TBAs”). As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed security transaction, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase market risks because the underlying mortgages may be less favorable than anticipated by the Fund. See Types of Investments — Asset-Backed Securities and — Mortgage-Backed Securities for more information.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with when-issued, delayed delivery and forward commitment transactions include: Counterparty Risk, Credit Risk and Market Risk.
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities. Zero-coupon, pay-in-kind and step-coupon securities are types of debt instruments that do not necessarily make payments of interest in fixed amounts or at fixed intervals. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, high-yield securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, pay-in-kind and step-coupon securities.
Zero-coupon securities do not pay interest on a current basis but instead accrue interest over the life of the security. These securities include, among others, zero-coupon bonds, which either may be issued at a discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and zero-coupon securities are marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGERs or STRIPS. Zero-coupon bonds also are issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the obligation to pay regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages are generally structured in the same fashion as zero-coupon bonds; the certificate of deposit holder or mortgage holder receives face value at maturity and no payments until then.
Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.
Step-coupon securities trade at a discount from their face value and pay coupon interest that gradually increases over time. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.
Zero-coupon, pay-in-kind and step-coupon securities holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities typically have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities.
See Appendix A for a discussion of securities ratings. See Types of Investments — Asset-Backed Securities and — Mortgage-Backed Securities for more information.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk, Interest Rate Risk and Zero-Coupon Bonds Risk.
Determining Investment Grade for Purposes of Investment Policies. Unless otherwise stated in the Fund’s prospectus, when determining, under a Fund’s investment policies, whether a debt instrument is investment grade or below investment grade for purposes of purchase by the Fund, the Fund will apply a particular credit quality rating methodology, as described within the
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Fund’s shareholder reports, when available. These methodologies typically make use of credit quality ratings assigned by a third-party rating agency or agencies, when available. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. Credit quality ratings apply to the Fund’s debt instrument investments and not the Fund itself.
Ratings limitations under a Fund’s investment policies are applied at the time of purchase by a Fund. Subsequent to purchase, a debt instrument may cease to be rated by a rating agency or its rating may be reduced by a rating agency(ies) below the minimum required for purchase by a Fund. Neither event will require the sale of such debt instrument, but it may be a factor in considering whether to continue to hold the instrument. Unless otherwise stated in a Fund’s prospectus or in this SAI, a Fund may invest in debt instruments that are not rated by a rating agency. When a debt instrument is not rated by a rating agency, the Investment Manager or, as applicable, a Fund subadviser determines, at the time of purchase, whether such debt instrument is of investment grade or below investment grade (e.g., junk bond) quality. A Fund’s debt instrument holdings that are not rated by a rating agency are typically referred to as “Not Rated” within the Fund’s shareholder reports.
See Appendix A for a discussion of securities ratings.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with debt obligations include: Confidential Information Access Risk, Credit Risk, Highly Leveraged Transactions Risk, Impairment of Collateral Risk, Interest Rate Risk, Issuer Risk, Liquidity Risk, Prepayment and Extension Risk and Reinvestment Risk.
Determining Average Maturity. When determining the average maturity of a Fund's portfolio, the Fund may use the effective maturity of a portfolio security by, among other things, adjusting for interest rate reset dates, call dates or “put” dates.
Depositary Receipts
See Types of Investments – Foreign Securities below.
Derivatives
General
Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR), market indices (such as the S& P 500® Index) or customized baskets of securities or instruments. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Many derivative instruments often require little or no initial payment and therefore often create inherent economic leverage. Derivatives, when used properly, can enhance returns and be useful in hedging portfolios and managing risk. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; CMOs; swap agreements and swaptions.
A Fund may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible unfavorable changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolio securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; (vi) to manage the effective maturity or duration of its portfolio; and/or (vii) to maintain cash reserves while remaining fully invested.
Certain Funds may employ portfolio margining with respect to derivatives investments, which creates leverage in a Fund’s portfolio (subjecting the Fund to Leverage Risk). Portfolio margining is a methodology that computes margin requirements for an account based on the greatest projected net loss of all positions in a product class or group, and uses computer modeling to perform risk analysis using multiple pricing scenarios. The pricing scenarios are designed to measure the theoretical loss of the positions, given changes in the underlying price and implied volatility inputs to the model. Accordingly, the margin required is based on the greatest loss that would be incurred in a portfolio if the value of its components move up or down by a predetermined amount.
A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. The use of derivatives is a function of numerous variables, including market conditions. See also Types of Investments — Warrants and Rights and — Debt Obligations - When Issued, Delayed Delivery and Forward Commitment Transactions.
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Although one or more of the other risks described in this SAI may also apply, the risks typically associated with transactions in derivatives (including the derivatives instruments discussed below) include: Counterparty Risk, Credit Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, Market Risk, Derivatives Risk, Derivatives Risk – Forward Contracts Risk, Derivatives Risk – Futures Contracts Risk, Derivatives Risk – Inverse Floaters Risk, Derivatives Risk – Options Risk, Derivatives Risk – Structured Investments Risk and/or Derivatives Risk – Swaps Risk.
Structured Investments (Indexed or Linked Securities)
General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.
Indexed and Inverse Floating Rate Securities. A Fund may invest in securities that provide a potential return based on a particular index or interest rates. For example, a Fund may invest in debt securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, a Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by a Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.
A Fund may also invest in so-called “inverse floaters” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). A Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. A trust funds the purchase of a bond by issuing two classes of certificates: short-term floating rate notes (typically sold to third parties) and the inverse floaters (also known as residual certificates). No additional income beyond that provided by the trust’s underlying bond is created; rather, that income is merely divided-up between the two classes of certificates. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities can have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes in market interest rates at a rate that is a multiple of the actual rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.
Credit-Linked Securities. Among the income-producing securities in which a Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income-producing securities are not available. Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal that a Fund would receive. A Fund’s investments in these securities are indirectly subject to the risks associated with derivative instruments. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.
Equity-Linked Notes. An equity-linked note (ELN) is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. The Fund may purchase
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ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including Rule 144A securities. The Fund may also purchase ELNs in a privately negotiated transaction with the issuer of the ELNs (or its broker-dealer affiliate). The Fund may or may not hold an ELN until its maturity.
Equity-linked securities also include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES) and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.
ELNs also include participation notes issued by a bank or broker-dealer that entitles the Fund to a return measured by the change in value of an Underlying Equity. Participation notes are typically used when a direct investment in the Underlying Equity is restricted due to country-specific regulations. Investment in a participation note is not the same as investment in the constituent shares of the company (or other issuer type) to which the Underlying Equity is economically tied. A participation note represents only an obligation of the company or other issuer type to provide the Fund the economic performance equivalent to holding shares of the Underlying Equity. A participation note does not provide any beneficial or equitable entitlement or interest in the relevant Underlying Equity. In other words, shares of the Underlying Equity are not in any way owned by the Fund.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with equity-linked notes include: Counterparty Risk, Credit Risk, Liquidity Risk and Market Risk.
Index-, Commodity- and Currency-Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of one or more market indices, such as the S&P 500® Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities or securities. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.
Index-, commodity- and currency-linked securities may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment may not perform as expected by a Fund’s portfolio manager. Markets and underlying investments and indexes may move in a direction that was not anticipated by a Fund’s portfolio manager. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad, and certain derivative instruments may be illiquid.
Linked securities are often issued by unit investment trusts. Examples of this include such index-linked securities as S&P Depositary Receipts (SPDRs), which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500® Index, and a type of exchange-traded fund (ETF). Because a unit investment trust is an investment company under the 1940 Act, a Fund’s investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act, although the SEC has issued exemptive relief permitting investment companies such as the Funds to invest beyond the limits of Section 12(d)(1)(A) subject to certain conditions. SPDRs generally closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500® Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust’s expenses. At the same time, a Fund would continue to pay its own management and advisory fees and other expenses, as a result of which a Fund and its shareholders in effect would be absorbing levels of fees with respect to investments in such unit investment trusts.
Because linked securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated linked securities typically have higher rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.
Investments in linked securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of a Fund to utilize linked securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currencies from emerging market countries, there are certain additional risks associated with such investments.
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Futures Contracts and Options on Futures Contracts
Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of security or other asset called for in the contract at a specified delivery time for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of security or other asset called for in the contract at a specified delivery time for a stated price. The specific security or other asset delivered or taken at the settlement date is not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract was made. A Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying security or other asset. Futures exchanges and trading in the United States are regulated under the CEA by the CFTC, a U.S. Government agency. See CFTC Regulation below for information on CFTC regulation.
Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities or other assets currently owned or expected to be acquired by them. Speculators less often own the securities or other assets underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities or other assets.
Upon entering into futures contracts, in compliance with regulatory requirements, cash or liquid securities, at least equal in value to the amount of a Fund’s obligation under the contract (less any applicable margin deposits and any assets that constitute “cover” for such obligation), will be designated in a Fund’s books and records.
Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract, although a Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities in order to initiate and maintain open positions in futures contracts. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions, in that futures contract margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit intended to assure completion of the contract (delivery or acceptance of the underlying security or other asset) that is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Minimum initial margin requirements are established by the relevant futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. Subsequent payments, called “variation margin,” to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or other asset fluctuates, a process known as “marking to market.” If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional variation margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open. A Fund expects to earn interest income on its margin deposits.
Although futures contracts by their terms call for actual delivery or acceptance of securities or other assets (stock index futures contracts or futures contracts that reference other intangible assets do not permit delivery of the referenced assets), the contracts usually are closed out before the settlement date without the making or taking of delivery. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of taking such action would be to reduce or eliminate the position then currently held by a Fund. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” “selling” a contract previously “purchased”) in an identical contract (i.e., the same aggregate amount of the specific type of security or other asset with the same delivery date) to terminate the position. Final determinations are made as to whether the price of the initial sale of the futures contract exceeds or is below the price of the offsetting purchase, or whether the purchase price exceeds or is below the offsetting sale price. Final determinations of variation margin are then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain. Brokerage commissions are incurred when a futures contract is bought or sold.
Successful use of futures contracts by a Fund is subject to its portfolio manager’s ability to predict correctly movements in the direction of interest rates and other factors affecting securities and commodities markets. This requires different skills and techniques than those required to predict changes in the prices of individual securities. A Fund, therefore, bears the risk that future market trends will be incorrectly predicted.
The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the
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futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.
In the event of adverse price movements, a Fund would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if a Fund has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively.
To reduce or eliminate a hedge position held by a Fund, a Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract, which may limit a Fund’s ability to realize its profits or limit its losses. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts; (ii) restrictions may be imposed by an exchange on opening transactions, closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts (or a particular class or series of contracts), in which event the secondary market on that exchange (or in the class or series of contracts) would cease to exist, although outstanding contracts on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.
Interest rate futures contracts are traded in an auction environment on the floors of several exchanges — principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; GNMA modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. A Fund may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates. A Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.
Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position in the index. A unit is the current value of the index. A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s).
Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.
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Commodity-Linked Futures Contracts. Commodity-linked futures contracts are traded on futures exchanges. These futures exchanges offer a central marketplace in which to transact in futures contracts, a clearing corporation to process trades, and standardization of expiration dates and contract sizes. Futures markets also specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session. Additionally, the commodity futures exchanges may have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market.
Commodity-linked futures contracts are generally based upon commodities within six main commodity groups: (1) energy, which includes, among others, crude oil, brent crude oil, gas oil, natural gas, gasoline and heating oil; (2) livestock, which includes, among others, feeder cattle, live cattle and hogs; (3) agriculture, which includes, among others, wheat (Kansas wheat and Chicago wheat), corn and soybeans; (4) industrial metals, which includes, among others, aluminum, copper, lead, nickel and zinc; (5) precious metals, which includes, among others, gold and silver; and (6) softs, which includes cotton, coffee, sugar and cocoa. A Fund may purchase commodity futures contracts, swaps on commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these six main commodity groups and the individual commodities within each group, as well as other types of commodities.
The price of a commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while a Fund is long futures contracts on that commodity, the value of the futures contract may change proportionately.
In the commodity futures markets, if producers of the underlying commodity wish to hedge the price risk of selling the commodity, they will sell futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to take the corresponding long side of the same futures contract, the commodity producer must be willing to sell the futures contract at a price that is below the expected future spot price. Conversely, if the predominant hedgers in the futures market are the purchasers of the underlying commodity who purchase futures contracts to hedge against a rise in prices, then speculators will only take the short side of the futures contract if the futures price is greater than the expected future spot price of the commodity.
The changing nature of the hedgers and speculators in the commodity markets will influence whether futures contract prices are above or below the expected future spot price. This can have significant implications for a Fund when it is time to replace an existing contract with a new contract. If the nature of hedgers and speculators in futures markets has shifted such that commodity purchasers are the predominant hedgers in the market, a Fund might open the new futures position at a higher price or choose other related commodity-linked investments.
The values of commodities which underlie commodity futures contracts are subject to additional variables which may be less significant to the values of traditional securities such as stocks and bonds. Variables such as drought, floods, weather, livestock disease, embargoes and tariffs may have a larger impact on commodity prices and commodity-linked investments, including futures contracts, commodity-linked structured notes, commodity-linked options and commodity-linked swaps, than on traditional securities. These additional variables may create additional investment risks which subject a Fund’s commodity-linked investments to greater volatility than investments in traditional securities.
Options on Futures Contracts. A Fund may purchase and write call and put options on those futures contracts that it is permitted to buy or sell. A Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or other assets or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. A futures option gives the holder, in return for the premium paid, the right, but not the obligation, to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing purchase transaction will realize a gain or loss. There is no guarantee that such closing purchase transactions can be effected.
A Fund will enter into written options on futures contracts only when, in compliance with regulatory requirements, it has designated cash or liquid securities at least equal in value to the underlying security’s or other asset’s value (less any applicable margin deposits). A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.
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Options on Index Futures Contracts. A Fund may also purchase and sell options on index futures contracts. Options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.
Use by Tax-Exempt Funds of Interest Rate and U.S. Treasury Security Futures Contracts and Options. If a Fund invests in tax-exempt securities, it may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of a Fund’s portfolio manager, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.
Eurodollar and Yankee Dollar Futures Contracts and Options Thereon. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund may use Eurodollar futures contracts and options thereon to hedge against changes in the LIBOR, to which many interest rate swaps and fixed income instruments are linked.
Options
Options on Stocks, Stock Indices and Other Indices. A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular stocks or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation (OCC). Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.
There is a key difference between stock options and index options in connection with their exercise. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the securities included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500® Index or a narrower market index, such as the S&P 100® Index. Indices may also be based on an industry or market segment.
A Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges.
As an alternative to purchasing call and put options on index futures, a Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the OCC. Such options may relate to particular securities or to various stock indices, except that a Fund may not write covered options on an index.
Writing Covered Options. A Fund may write covered call options and covered put options on securities held in its portfolio. Call options written by a Fund give the purchaser the right to buy the underlying securities from a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price; put options give the purchaser the right to sell the underlying securities to a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price.
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A Fund may write covered options, which means that, so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will hold liquid assets equal to the price to be paid if the option is exercised. In addition, a Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. A Fund may write combinations of covered puts and calls (straddles) on the same underlying security.
A Fund will receive a premium from writing a put or call option, which increases a Fund’s return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than the security’s then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.
A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by a Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an offsetting option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. A Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.
If a Fund writes a call option but does not own the underlying security, and when it writes a put option, a Fund may be required to deposit cash or securities with its broker as “margin” or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, a Fund may also have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.
Purchasing Put Options. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.
Purchasing Call Options. A Fund may purchase call options, including call options to hedge against an increase in the price of securities that a Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since a Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.
Over-the-Counter (OTC) Options. OTC options (options not traded on exchanges) are generally established through negotiation with the other party to the options contract. A Fund will enter into OTC options transactions only with primary dealers in U.S. Government securities and, in the case of OTC options written by a Fund, only pursuant to agreements that will assure that a Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. A Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be “in-the-money” as an illiquid investment. It is the present policy of a Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases; refer to your Fund’s prospectuses) of a Fund’s net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by a Fund, (ii) OTC options purchased by a Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.
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Swap Agreements
General. Swap agreements are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, commodity futures, equity, equity index, credit default, bond futures, total return, currency exchange rate, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement.
Swap agreements are usually entered into without an upfront payment because the value of each party’s position is the same. The market values of the underlying commitments will change over time, resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one party or the other.
In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amounts as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.
Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund’s exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency. In that case, the swap agreement would tend to decrease a Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.
Because swaps are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. When a counterparty’s obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund (if any), the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument.
Counterparty risk with respect to derivatives will be affected by new rules and regulations affecting the derivatives market. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a
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relevant account class. Also, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization for cleared derivatives, which amounts are generally held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, the Funds are subject to the risk that a clearing organization will use a Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, clearing members generally provide to the clearing organization the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. The Funds are therefore subject to the risk that a clearing organization will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Funds, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.
Interest Rate Swaps. Interest rate swap agreements are often used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. They are financial instruments that involve the exchange of one type of interest rate cash flow for another type of interest rate cash flow on specified dates in the future. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating interest rates on a predetermined specified (notional) amount. The swap agreement’s notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, Treasury rates and foreign interest rates.
Credit Default Swap Agreements. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in a credit default swap. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.
Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally will lose its investment and recover nothing if no credit event occurs and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.
A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). For bilateral credit default swaps (CDS) where the Fund is the seller of protection, the Fund will cover the full notional amount of the swap minus any collateral on deposit. In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or designate cash or other liquid assets in accordance with its policies and procedures. Such segregation or designation will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction. Such segregation or designation will not limit a Fund’s exposure to loss.
Equity Swaps. A Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to
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invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.
Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.
Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be designated by a Fund in its books and records. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis, and the full amount of a Fund’s obligations will be designated by a Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap agreement.
Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.
Commodity-Linked Swaps. Commodity-linked swaps are two-party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount. A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap a commodity for cash at only one forward date. A Fund may engage in swap transactions that have more than one period and therefore more than one exchange of commodities.
A Fund may invest in total return commodity swaps to gain exposure to the overall commodity markets. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund will pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund will pay an adjustable or floating fee. With a “floating” rate, the fee is pegged to a base rate such as LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.
Cross Currency Swaps. Cross currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A Fund may enter into a cross currency swap when it has exposure to one currency and desires exposure to a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will have to pay in full periodically based upon the currency they have borrowed. Changes in foreign exchange currency rates and changes in interest rates, as described above, may negatively affect currency swaps.
Contracts for Differences. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. A Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. A Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. A Fund typically enters into contracts for differences (and analogous futures positions) when its portfolio manager believes that the basket of securities constituting the long position will outperform the basket constituting the short position. If the short basket outperforms the long basket, a Fund will realize a loss — even in circumstances when the securities in both the long and short baskets appreciate in value.
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Swaptions. A swaption is an options contract on a swap agreement. These transactions give a party the right (but not the obligation) to enter into new swap agreements or to shorten, extend, cancel or otherwise modify an existing swap agreement (which are described herein) at some designated future time on specified terms, in return for payment of the purchase price (the “premium”) of the option. A Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement. Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars (which are described herein).
Many swaps are complex and often valued subjectively. Many over-the-counter derivatives are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values the Fund realizes when it closes or sells an over-the-counter derivative. Valuation risk is more pronounced when the Fund enters into over-the-counter derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, undercollateralization and/or errors in calculation of the Fund’s net asset value.
Title VII of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) established a framework for the regulation of OTC swap markets; the framework outlined the joint responsibility of the CFTC and the SEC in regulating swaps. The CFTC is responsible for the regulation of swaps, the SEC is responsible for the regulation of security-based swaps and they are both jointly responsible for the regulation of mixed swaps.
Risk of Potential Governmental Regulation of Derivatives
It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Funds from using such instruments as a part of their investment strategy, and could ultimately prevent the Funds from being able to achieve their investment objectives. The effects of present or future legislation and regulation in this area are not known, but the effects could be substantial and adverse.
The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.
The regulation of swaps and futures transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies. In particular, the Dodd-Frank Act, which was signed into law in July 2010, has changed the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for OTC derivatives, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing of many OTC derivatives transactions.
Recent U.S. and non-U.S. legislative and regulatory reforms, including those related to the Dodd-Frank Act, have resulted in, and may in the future result in, new regulation of derivative instruments and the Fund's use of such instruments. New regulations could, among other things, restrict the Fund's ability to engage in derivative transactions (for example, by making certain types of derivative instruments or transactions no longer available to the Fund) and/or increase the costs of such transactions, and the Fund may as a result be unable to execute its investment strategies in a manner the Investment Manager might otherwise choose.
Additional Risk Factors in Cleared Derivatives Transactions
Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In a cleared derivatives transaction, the Funds will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.
In many ways, centrally cleared derivative arrangements are less favorable to open-end funds than bilateral arrangements. For example, the Funds may be required to provide greater amounts of margin for cleared derivatives positions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives position at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have
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broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could also expose a Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Investment Manager expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and/or loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is developed by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member and typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.
Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.
These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new regulations and the central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause a number of those dealers to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of risks and costs.
CFTC Regulation
Pursuant to Rule 4.5 under the Commodity Exchange Act (CEA), each of Alternative Beta Fund, MM Alternative Strategies Fund, MM Directional Alternative Strategies Fund, Adaptive Risk Allocation Fund and Diversified Absolute Return Fund do not qualify for an exclusion from the definition of a commodity pool. Accordingly, each of these Funds is registered as a "commodity pool" and the Investment Manager is registered as a "commodity pool operator" with respect to these Funds under the CEA.
Each of the other Funds listed on the cover of this SAI qualifies for an exclusion from the definition of a commodity pool under the CEA and has on file a notice of exclusion under CFTC Rule 4.5. Accordingly, the Investment Manager is not subject to registration or regulation as a “commodity pool operator” under the CEA with respect to these Funds, although the Investment Manager is a registered “commodity pool operator” and “commodity trading advisor”. To remain eligible for the exclusion, each of these Funds is limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, one or more Funds not currently registered as a “commodity pool” may be required to register as such, which could increase Fund expenses, adversely affecting the Fund’s total return.
Dollar Rolls
Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar securities on a specified future date and price from the same party. Mortgage dollar rolls and U.S. Treasury rolls are types of dollar rolls. A Fund foregoes principal and interest paid on the securities during the “roll” period. A Fund is compensated by the difference between the current sales price and the lower forward price for the
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future purchase of the securities, as well as the interest earned on the cash proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price. Dollar roll transactions may result in higher transaction costs for a Fund.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with mortgage dollar rolls include: Counterparty Risk, Credit Risk and Interest Rate Risk.
Exchange-traded notes (ETNs)
ETNs are instruments that combine aspects of bonds and exchange-traded funds (ETFs) and are designed to provide investors with access to the returns, less investor fees and expenses, of various market benchmarks or strategies to which they are usually linked. When an investor buys an ETN, the issuer, typically an underwriting bank, promises to pay upon maturity the amount reflected in the benchmark or strategy (minus fees and expenses). Some ETNs make periodic coupon payments. Like ETFs, ETNs are traded on an exchange, but ETNs have additional risks compared to ETFs, including the risk that if the credit of the ETN issuer becomes suspect, the investment might lose some or all of its value. Though linked to the performance, for example, of a market benchmark, ETNs are not equities or index funds, but they do share several characteristics. Similar to equities, ETNs are traded on an exchange and can be sold short. Similar to index funds, ETNs may be linked to the return of a benchmark or strategy, but ETNs do not have an ownership interest in the instruments underlying the benchmark or strategy the ETN is tracking.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with exchange-traded notes include: Counterparty Risk, Credit Risk and Market Risk.
Foreign Currency Transactions
Because investments in foreign securities usually involve currencies of foreign countries and because a Fund may hold cash and cash equivalent investments in foreign currencies, the value of a Fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time, causing a Fund’s NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.
Spot Rates and Derivative Instruments. A Fund may conduct its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward foreign currency exchange contracts (forward contracts). (See Types of Investments – Derivatives.) These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.
A Fund may enter into forward contracts for a variety of reasons, including for risk management (hedging) or for investment purposes.
When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment, usually in U.S. dollars, although it could desire to lock in the price of the security in another currency. By entering into a forward contract, a Fund would be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.
A Fund may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may decline in value relative to another currency. When selling currencies forward in this fashion, a Fund may seek to hedge the value of foreign securities it holds against an adverse move in exchange rates. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain.
This method of protecting the value of a Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts can be used to minimize the risk of loss due to a decline in value of hedged currency, they will also limit any potential gain that might result should the value of such currency increase.
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A Fund may also enter into forward contracts when the Fund’s portfolio manager believes the currency of a particular country will increase in value relative to another currency. A Fund may buy currencies forward to gain exposure to a currency without incurring the additional costs of purchasing securities denominated in that currency.
For example, the combination of U.S. dollar-denominated instruments with long forward currency exchange contracts creates a position economically equivalent to a position in the foreign currency, in anticipation of an increase in the value of the foreign currency against the U.S. dollar. Conversely, the combination of U.S. dollar-denominated instruments with short forward currency exchange contracts is economically equivalent to borrowing the foreign currency for delivery at a specified date in the future, in anticipation of a decrease in the value of the foreign currency against the U.S. dollar.
Unanticipated changes in the currency exchange results could result in poorer performance for Funds that enter into these types of transactions.
A Fund may designate cash or securities in an amount equal to the value of the Fund’s total assets committed to consummating forward contracts entered into under the circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund’s commitments on such contracts.
At maturity of a forward contract, a Fund may either deliver (if a contract to sell) or take delivery of (if a contract to buy) the foreign currency or terminate its contractual obligation by entering into an offsetting contract with the same currency trader, having the same maturity date, and covering the same amount of foreign currency.
If a Fund engages in an offsetting transaction, it will incur a gain or loss to the extent there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to buy or sell the foreign currency.
Although a Fund values its assets each business day in terms of U.S. dollars, it may not intend to convert its foreign currencies into U.S. dollars on a daily basis. However, it will do so from time to time, and such conversions involve certain currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.
It is possible, under certain circumstances, including entering into forward currency contracts for investment purposes, that a Fund will be required to limit or restructure its forward contract currency transactions to qualify as a “regulated investment company” under the Code.
Options on Foreign Currencies. A Fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes and to gain exposure to foreign currencies. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, a Fund may buy put options on the foreign currency. If the value of the currency does decline, a Fund would have the right to sell the currency for a fixed amount in dollars and would thereby offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.
Conversely, where a change in the dollar value of a currency would increase the cost of securities a Fund plans to buy, or where a Fund would benefit from increased exposure to the currency, a Fund may buy call options on the foreign currency, giving it the right to purchase the currency for a fixed amount in dollars. The purchase of the options could offset, at least partially, the changes in exchange rates.
As in the case of other types of options, however, the benefit to a Fund derived from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.
A Fund may write options on foreign currencies for similar purposes. For example, when a Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency, giving the option holder the right to purchase that currency from the Fund for a fixed amount in dollars. If the expected decline occurs, the option would most likely not be exercised and the diminution in value of securities would be offset, at least partially, by the amount of the premium received.
Similarly, instead of purchasing a call option when a foreign currency is expected to appreciate, a Fund could write a put option on the relevant currency, giving the option holder the right to that currency from the Fund for a fixed amount in dollars. If rates move in the manner projected, the put option would expire unexercised and allow the Fund to hedge increased cost up to the amount of the premium.
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As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.
An option written on foreign currencies is covered if a Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.
Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.
Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.
Foreign Currency Futures and Related Options. A Fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. A Fund may use currency futures for the same purposes as currency forward contracts, subject to CFTC limitations.
Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a Fund’s investments denominated in that currency over time.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with foreign currency transactions include: Foreign Currency Risk, Derivatives Risk, Interest Rate Risk, and Liquidity Risk.
Foreign Securities
Unless otherwise stated in a Fund’s prospectus, stocks, bonds and other securities or investments are deemed to be “foreign” based primarily on the issuer’s place of organization/incorporation, but the Fund may also consider the issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. A Fund’s investments in foreign markets, may include issuers in emerging markets, as well as frontier markets, each of which carry heightened risks as compared with investments in other typical foreign markets. Unless otherwise stated in a Fund’s prospectus, emerging market countries are generally those either defined by World Bank-defined per capita income brackets or determined to be an emerging market based on the Fund portfolio manager’s qualitative judgments about a country’s level of economic and institutional development, among other factors. Frontier market countries generally have smaller economies and even less developed capital markets than typical emerging market countries (which themselves have increased investment risk relative to investing in more developed markets) and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. Foreign securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Types of Investments — Variable- and Floating-Rate Obligations, — Debt Obligations - Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and — Private Placement and Other Restricted Securities for more information.
Due to the potential for foreign withholding taxes, MSCI publishes two versions of its indices reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. The Investment Manager believes that the net dividends version of MSCI indices better reflects the returns U.S. investors might expect were they to invest directly in the component securities of an MSCI index.
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There is a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where such shares are voted. This is referred to as “share blocking.” The blocking period can last up to several weeks. Share blocking may prevent a Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country. As a consequence of these restrictions, the Investment Manager, on behalf of a Fund, may abstain from voting proxies in markets that require share blocking.
Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interest holder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with foreign securities include: Emerging Markets Securities Risk, Foreign Currency Risk, Foreign Securities Risk, Frontier Market Risk, Geographic Focus Risk, Issuer Risk and Market Risk.
Guaranteed Investment Contracts (Funding Agreements)
Guaranteed investment contracts, or funding agreements, are short-term, privately placed debt instruments issued by insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to a Fund payments at negotiated, floating or fixed interest rates. A Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to a Fund on seven days’ notice or less, at which time the investment may be considered illiquid under applicable SEC regulatory guidance and subject to certain restrictions. See Types of Investments – Illiquid Securities.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with guaranteed investment contracts (funding agreements) include: Credit Risk and Liquidity Risk.
High-Yield Securities
High-yield, or low and below investment grade securities (below investment grade securities are also known as “junk bonds”) are debt securities with the lowest investment grade rating (e.g., BBB by S&P and Fitch or Baa by Moody’s), that are below investment grade (e.g., lower than BBB by S&P and Fitch or Baa by Moody’s) or that are unrated but determined by a Fund’s portfolio manager to be of comparable quality. These types of securities may be issued to fund corporate transactions or restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications or similar events, are more speculative in nature than securities with higher ratings and tend to be more sensitive to credit risk, particularly during a downturn in the economy. These types of securities generally are issued by unseasoned companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. High-yield securities and comparable unrated securities: (i) likely will have some quality and protective characteristics that, in the judgment of one or more NRSROs, are outweighed by large uncertainties or major risk exposures to adverse conditions; (ii) are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation; and (iii) may have a less liquid secondary market, potentially making it difficult to value or sell such securities. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of
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the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality. High-yield securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Types of Investments – Variable- and Floating-Rate Obligations, – Debt Obligations – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and – Private Placement and Other Restricted Securities for more information.
The rates of return on these types of securities generally are higher than the rates of return available on more highly rated securities, but generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by or insolvency of the issuers of such securities. Accordingly, a Fund may be more dependent on the Investment Manager’s (or, if applicable, a subadviser’s) credit analysis with respect to these types of securities than is the case for more highly rated securities.
The market values of certain high-yield securities and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market values of more highly rated securities. In addition, issuers of high-yield and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.
The risk of loss due to default is greater for high-yield and comparable unrated securities than it is for higher rated securities because high-yield securities and comparable unrated securities generally are unsecured and frequently are subordinated to more senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its holdings of such securities. The existence of limited markets for lower-rated debt securities may diminish a Fund’s ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating portfolio net asset value; and (ii) sell the securities at fair market value either to meet redemption requests or to respond to changes in the economy or in financial markets.
Many lower-rated securities are not registered for offer and sale to the public under the 1933 Act. Investments in these restricted securities may be determined to be liquid (able to be sold within seven days at approximately the price at which they are valued by a Fund) pursuant to policies approved by the Fund’s Trustees. Investments in illiquid securities, including restricted securities that have not been determined to be liquid, may not exceed 15% of a Fund’s net assets. A Fund is not otherwise subject to any limitation on its ability to invest in restricted securities. Restricted securities may be less liquid than other lower-rated securities, potentially making it difficult to value or sell such securities.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with high-yield securities include: Credit Risk, Interest Rate Risk, High-Yield Securities Risk and Prepayment and Extension Risk.
Illiquid Securities
Illiquid securities are defined by a Fund consistent with the SEC staff’s current guidance and interpretations which provide that an illiquid security is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment on its books. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Some securities are deemed to be illiquid because they are subject to contractual or legal restrictions on resale. Subject to its investment policies, a Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid securities at the time of purchase.
In October 2016, the SEC adopted a new rule relating to the management of liquidity risk by certain investment companies registered under the 1940 Act, such as the Funds. The new rule may impact the Funds' performance and ability to achieve their respective investment objectives. The Investment Manager continues to evaluate the potential impact of this new rule, which has a compliance date of December 1, 2018 as it relates to the Funds.
Although one or more of the other risks described in this SAI may also apply, the risk typically associated with illiquid securities include: Liquidity Risk.
Inflation-Protected Securities
Inflation is a general rise in prices of goods and services. Inflation erodes the purchasing power of an investor’s assets. For example, if an investment provides a total return of 7% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 4%. Inflation-protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected debt security is issued by the U.S. Treasury. The principal of these securities is adjusted for inflation as indicated by the Consumer Price Index (CPI) for urban consumers and interest is paid on the adjusted amount. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.
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If the CPI falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Conversely, if the CPI rises, the principal value of inflation-protected securities will be adjusted upward, and consequently the interest payable on these securities will be increased. Repayment of the original bond principal upon maturity is guaranteed in the case of U.S. Treasury inflation-protected securities, even during a period of deflation. However, the current market value of the inflation-protected securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Other issuers of inflation-protected debt securities include other U.S. government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. Similarly, a Fund treated as a regulated investment company (RIC) under the Code that holds these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with inflation-protected securities include: Inflation-Protected Securities Risk, Interest Rate Risk and Market Risk. In addition, inflation-protected securities issued by non-U.S. government agencies or instrumentalities are subject to Credit Risk.
Initial Public Offerings
A Fund may invest in initial public offerings (IPOs) of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer. Fixed income funds frequently invest in these types of offerings of debt securities. A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets. A Fund may hold IPO securities for a period of time, or may sell them soon after the purchase. Investments in IPOs could have a magnified impact — either positive or negative — on a Fund’s performance while the Fund’s assets are relatively small. The impact of an IPO on a Fund’s performance may tend to diminish as the Fund’s assets grow. In circumstances when investments in IPOs make a significant contribution to a Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.
Although one or more risks described in this SAI may also apply, the risks typically associated with IPOs include: IPO Risk, Issuer Risk, Liquidity Risk, Market Risk and Small Company Securities Risk.
Inverse Floaters
See Types of Investments – Derivatives – Indexed or Linked Securities (Structured Products) above.
Investments in Other Investment Companies (Including ETFs)
Investing in other investment companies may be a means by which a Fund seeks to achieve its investment objective. A Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive relief currently or in the future available to a Fund. These securities include shares of other affiliated or unaffiliated open-end investment companies (i.e., mutual funds), closed-end funds, exchange-traded funds (ETFs), UCITS funds (pooled investment vehicles established in accordance with the Undertaking for Collective Investment in Transferable Securities adopted by European Union member states) and business development companies.
Except with respect to funds structured as funds-of-funds or so-called master/feeder funds or other funds whose strategies otherwise allow such investments, the 1940 Act generally requires that a fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a fund or by companies controlled by a fund. Such other investment companies may include ETFs, which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that may be passively managed (e.g., they seek to track the performance of specific indexes or companies in related industries) or they may be actively managed. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by certain other registered investment companies in excess of these limits.
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ETFs are listed on an exchange and trade in the secondary market on a per-share basis, which allows investors to purchase and sell ETF shares at their market price throughout the day. Certain ETFs, such as passively managed ETFs, hold portfolios of securities that are designed to replicate, as closely as possible before expenses, the price and yield of a specified market index. The performance results of these ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units. The Funds’ ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the Funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.
Although a Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that a Fund purchases. Because these investment companies may invest in other securities, they are also subject to the risks associated with a variety of investment instruments as described in this SAI.
Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of affiliated funds, subject to certain conditions. Investing in affiliated funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Management and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with the securities of other investment companies include: Exchange-Traded Fund (ETF) Risk, Investing in Other Funds Risk, Issuer Risk and Market Risk.
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Listed Private Equity Funds
A Fund may invest directly in listed private equity funds, which may include, among others, business development companies, investment holding companies, publicly traded limited partnership interests (common units), publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, publicly traded closed-end funds, publicly traded financial institutions that lend to or invest in privately held companies and any other publicly traded vehicle whose purpose is to invest in privately held companies.
A Fund may invest in listed private equity funds that hold investments in a wide array of businesses and industries at various stages of development, from early stage to later stage to fully mature businesses. A Fund may invest in listed private equity funds that emphasize making equity and equity-like (preferred stock, convertible stock and warrants) investments in later stage to mature businesses, or may invest in listed private equity funds making debt investments or investments in companies at other stages of development. In addition, a Fund may invest in the common stock of closed-end management investment companies, including business development companies that invest in securities of listed private equity companies.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with investment in listed private equity funds include: Credit Risk, Liquidity Risk, Market Risk, Sector Risk, and Valuation Risk.
Money Market Instruments
Money market instruments include cash equivalents and short-term debt obligations which include: (i) bank obligations, including certificates of deposit (CDs), time deposits and bankers’ acceptances, and letters of credit of banks or savings and loan associations having capital surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities. Money market instruments may be structured as fixed-, variable- or floating-rate obligations and may be privately placed or publicly offered. A Fund may also invest in affiliated and unaffiliated money market mutual funds, which invest primarily in money market instruments. See Types of Investments — Variable- and Floating-Rate Obligations and — Private Placement and Other Restricted Securities for more information.
With respect to money market securities, certain U.S. Government obligations are backed or insured by the U.S. Government, its agencies or its instrumentalities. Other money market securities are backed only by the claims paying ability or creditworthiness of the issuer.
Bankers’ acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank unconditionally guarantees their payment at maturity.
A Fund may invest its daily cash balance in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the Columbia Fund Complex and other institutional clients of the Investment Manager.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with money market instruments include: Credit Risk, Inflation Risk, Interest Rate Risk, Issuer Risk and Money Market Fund Risk.
Mortgage-Backed Securities
Mortgage-backed securities are a type of asset-backed security that represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying mortgage loans, and have a minimum denomination and specific term. Mortgage-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Types of Investments — Variable- and Floating-Rate Obligations, — Debt Obligations - Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and — Private Placement and Other Restricted Securities for more information.
Mortgage-backed securities may be issued or guaranteed by GNMA (also known as Ginnie Mae), FNMA (also known as Fannie Mae), or FHLMC (also known as Freddie Mac), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations
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owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. Government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below. In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (FHFA) announced that Fannie Mae and Freddie Mac had been placed in conservatorship.
In the past Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve purchases of their mortgage-backed securities. There can be no assurance that these or other agencies of the government will provide such support in the future. The future status of Fannie Mae or Freddie Mac could be impacted by, among other things, the actions taken and restrictions placed on Fannie Mae or Freddie Mac by the FHFA in its role as conservator, the restrictions placed on Fannie Mae’s or Freddie Mac’s operations and activities under the senior stock purchase agreements, market responses to developments at Fannie Mae or Freddie Mac, and future legislative and regulatory action that alters the operations, ownership structure and/or mission of Fannie Mae or Freddie Mac, each of which may, in turn, impact the value of, and cash flows on, any securities guaranteed by Fannie Mae and Freddie Mac.
Stripped mortgage-backed securities are a type of mortgage-backed security that receives differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. See Types of Investments — Debt Obligations - Stripped Securities for more information.
Collateralized Mortgage Obligations (CMOs) are hybrid mortgage-related instruments issued by special purpose entities secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass-through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.
Commercial mortgage-backed securities (CMBS) are a specific type of mortgage-backed security collateralized by a pool of mortgages on commercial real estate.
CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances an ETF may fail to recoup fully its initial investment in a CMO residual. CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.
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Mortgage pass-through securities are interests in pools of mortgage-related securities that differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
REMICs are entities that own mortgages and elect REMIC status under the Code and, like CMOs, issue debt obligations collateralized by underlying mortgage assets that have characteristics similar to those issued by CMOs.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with mortgage- and asset-backed securities include: Credit Risk, Interest Rate Risk, Issuer Risk, Liquidity Risk, Mortgage- and Other Asset-Backed Securities Risk, Prepayment and Extension Risk and Reinvestment Risk.
Municipal Securities
Municipal securities include debt obligations issued by governmental entities, including states, political subdivisions, agencies, instrumentalities, and authorities, as well as U.S. territories, commonwealths and possessions (such as Guam, Puerto Rico and the U.S. Virgin Islands) and their political subdivisions, agencies, instrumentalities, and authorities, to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities.
Municipal securities may include municipal bonds, municipal notes and municipal leases, which are described below. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity. Municipal securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority. Municipal securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Types of Investments – Variable- and Floating-Rate Obligations, – Debt Obligations – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and – Private Placement and Other Restricted Securities for more information.
Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.
Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions. See Types of Investments – Commercial Paper for more information.
Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand, usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.
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Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for U.S. federal income tax purposes (but not necessarily for alternative minimum tax purposes). Although there is no secondary market for master demand obligations, such obligations are considered by a Fund to be liquid because they are payable upon demand.
Municipal lease obligations are participations in privately arranged loans to state or local government borrowers and may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. In general, municipal lease obligations are unrated, in which case they will be determined by a Fund’s portfolio manager to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated.
Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.
Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.
Although lease obligations do not constitute general obligations of the municipal issuer to which the government’s taxing power is pledged, a lease obligation ordinarily is backed by the government’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.
Tender option bonds are municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates that is coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, to grant the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. The financial institution receives periodic fees equal to the difference between the municipal security’s coupon rate and the rate that would cause the security to trade at face value on the date of determination.
There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return. The municipal bond market is characterized by a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than for other security markets. See Appendix A for a discussion of securities ratings. (See Types of Investments – Debt Obligations.)
Standby Commitments. Standby commitments are securities under which a purchaser, usually a bank or broker-dealer, agrees to purchase, for a fee, an amount of a Fund’s municipal obligations. The amount payable by a bank or broker-dealer to purchase securities subject to a standby commitment typically will be substantially the same as the value of the underlying municipal securities. A Fund may pay for standby commitments either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a commitment.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with standby commitments include: Counterparty Risk, Market Risk and Municipal Securities Risk.
Taxable Municipal Obligations. Interest or other investment return is subject to federal income tax for certain types of municipal obligations for a variety of reasons. These municipal obligations do not qualify for the federal income tax exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities,
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(b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality’s underfunded pension plan.
For more information about the key risks associated with investments in municipal securities of particular states, see Appendix C. See Appendix A for a discussion of securities ratings. (See Types of Investments – Debt Obligations.)
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with municipal securities include: Credit Risk, Inflation Risk, Interest Rate Risk, Market Risk and Municipal Securities Risk.
Participation Interests
Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes that have been “packaged” by an intermediary, such as a bank or broker-dealer. Participation interests typically are issued by partnerships or trusts through which a Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as a Fund. Mortgage-backed securities are a common type of participation interest. Participation interests may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in- kind and step-coupon securities and may be privately placed or publicly offered. See Types of Investments – Variable- and Floating-Rate Obligations, – Debt Obligations – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and – Private Placement and Other Restricted Securities for more information.
Loan participations also are a type of participation interest. Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies).
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with loan participations include: Confidential Information Access Risk, Credit Risk and Interest Rate Risk.
Partnership Securities
The Fund may invest in securities issued by publicly traded partnerships or master limited partnerships or limited liability companies (together referred to as “PTPs/MLPs”). These entities are limited partnerships or limited liability companies that may be publicly traded on stock exchanges or markets such as the NYSE, the NYSE Alternext US LLC (“NYSE Alternext”) (formerly the American Stock Exchange) and NASDAQ. PTPs/MLPs often own businesses or properties relating to energy, natural resources or real estate, or may be involved in the film industry or research and development activities. Generally PTPs/MLPs are operated under the supervision of one or more managing partners or members. Limited partners, unit holders, or members (such as a fund that invests in a partnership) are not involved in the day-to-day management of the company. Limited partners, unit holders, or members are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.
At times PTPs/MLPs may potentially offer relatively high yields compared to common stocks. Because PTPs/MLPs are generally treated as partnerships or similar limited liability “pass-through” entities for tax purposes, they do not ordinarily pay income taxes, but pass their earnings on to unit holders (except in the case of some publicly traded firms that may be taxed as corporations). For tax purposes, unit holders may initially be deemed to receive only a portion of the distributions attributed to them because certain other portions may be attributed to the repayment of initial investments and may thereby lower the cost basis of the units or shares owned by unit holders. As a result, unit holders may effectively defer taxation on the receipt of some distributions until they sell their units. These tax consequences may differ for different types of entities.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with partnership securities include: Interest Rate Risk, Issuer Risk, Liquidity Risk and Market Risk.
Preferred Stock
Preferred stock represents units of ownership of a corporation that frequently have dividends that are set at a specified rate. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock shares some of the characteristics of both debt and equity. Preferred stock ordinarily does not carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of shares of common stock and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed income bond. Preferred stock may be
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privately placed or publicly offered. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. See Types of Investments – Private Placement and Other Restricted Securities for more information.
Auction preferred stock (APS) is a type of adjustable-rate preferred stock with a dividend determined periodically in a Dutch auction process by corporate bidders. An APS is distinguished from standard preferred stock because its dividends change from time to time. Shares typically are bought and sold at face values generally ranging from $100,000 to $500,000 per share. Holders of APS may not be able to sell their shares if an auction fails, such as when there are more shares of APS for sale at an auction than there are purchase bids.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with preferred stock include: Convertible Securities Risk, Issuer Risk, Liquidity Risk and Market Risk.
Trust-Preferred Securities. Trust-preferred securities, also known as trust-issued securities, are securities that have characteristics of both debt and equity instruments and are typically treated by the Funds as debt investments.
Generally, trust-preferred securities are cumulative preferred stocks issued by a trust that is created by a financial institution, such as a bank holding company. The financial institution typically creates the trust with the objective of increasing its capital by issuing subordinated debt to the trust in return for cash proceeds that are reflected on the financial institutions balance sheet.
The primary asset owned by the trust is the subordinated debt issued to the trust by the financial institution. The financial institution makes periodic interest payments on the debt as discussed further below. The financial institution will subsequently own the trust’s common securities, which may typically represent a small percentage of the trust’s capital structure. The remainder of the trust’s capital structure typically consists of trust-preferred securities which are sold to investors. The trust uses the sales proceeds to purchase the subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt.
The trust uses the interest received to make dividend payments to the holders of the trust-preferred securities. The dividends are generally paid on a quarterly basis and are often higher than other dividends potentially available on the financial institution’s common stocks. The interests of the holders of the trust-preferred securities are senior to those of common stockholders in the event that the financial institution is liquidated, although their interests are typically subordinated to those of other holders of other debt issued by the institution.
The primary benefit for the financial institution in using this particular structure is that the trust-preferred securities issued by the trust are treated by the financial institution as debt securities for tax purposes (as a consequence of which the expense of paying interest on the securities is tax deductible), but are treated as more desirable equity securities for purposes of the calculation of capital requirements.
In certain instances, the structure involves more than one financial institution and thus, more than one trust. In such a pooled offering, an additional separate trust may be created. This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by other trust subsidiaries of the participating financial institutions. In such a structure, the trust-preferred securities held by the investors are backed by other trust-preferred securities issued by the trust subsidiaries.
If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of the trust-preferred securities such as the Fund, as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution(s) and issuing the trust-preferred securities and common stock backed by the subordinated debt.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with trust-preferred securities include: Credit Risk, Interest Rate Risk, Liquidity Risk and Prepayment and Extension Risk.
Private Placement and Other Restricted Securities
Private placement securities are securities that have been privately placed and are not registered under the 1933 Act. They are generally eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. Asset-backed securities, common stock, convertible securities, corporate debt securities, foreign securities, high-yield securities, money market instruments, mortgage-backed securities, municipal securities, participation interests, preferred stock and other types of equity and debt instruments may be privately placed or restricted securities.
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Private placements typically may be sold only to qualified institutional buyers or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of qualified purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with private placement and other restricted securities include: Issuer Risk, Liquidity Risk, Market Risk and Confidential Information Access Risk.
Real Estate Investment Trusts
Real estate investment trusts (REITs) are pooled investment vehicles that manage a portfolio of real estate or real estate related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions.
Partnership units of real estate and other types of companies sometimes are organized as master limited partnerships in which ownership interests are publicly traded.
Similar to regulated investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially and adversely affect its value. In addition, due to recent changes in tax laws, certain tax benefits of REITs may not be passed through to mutual fund shareholders. A Fund will indirectly bear its proportionate share of any expenses paid by a REIT in which it invests. REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a Fund investing in REITs to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. In the alternative, amended Forms 1099-DIV may be sent.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with REITs include: Interest Rate Risk, Issuer Risk, Market Risk and Real Estate-Related Investment Risk.
Repurchase Agreements
Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time (usually within seven days) subject to the obligation of a seller to repurchase and a Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). The repurchase agreement specifies the yield during the purchaser’s holding period. Repurchase agreements also may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase, which may consist of a variety of security types. A Fund typically will enter into repurchase agreements only with commercial banks, registered broker-dealers and the Fixed Income Clearing Corporation. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with repurchase agreements include: Counterparty Risk, Credit Risk, Issuer Risk, Market Risk and Repurchase Agreements Risk.
Reverse Repurchase Agreements
Reverse repurchase agreements are agreements under which a Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed-upon time (normally within 7 days) and price which reflects an interest payment. A Fund generally retains the right to interest and principal payments on the security. Reverse repurchase agreements also may be viewed as borrowings made by a Fund.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, Issuer Risk, Leverage Risk, Market Risk and Reverse Repurchase Agreements Risk.
Short Sales
A Fund may sometimes sell securities short when it owns an equal amount of the securities sold short. This is a technique known as selling short “against the box.” If a Fund makes a short sale “against the box,” it would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it
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delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by a Fund, because a Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.
Short sales “against the box” entail many of the same risks and considerations described below regarding short sales not “against the box.” However, when a Fund sells short “against the box” it typically limits the amount of its effective leverage. A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when a Fund’s portfolio manager believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security. In such case, any future losses in a Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. Short sales may have adverse tax consequences to a Fund and its shareholders.
Subject to its fundamental and non-fundamental investment policies, a Fund may engage in short sales that are not “against the box,” which are sales by a Fund of securities, contracts or instruments that it does not own in hopes of purchasing the same security, contract or instrument at a later date at a lower price. The technique is also used to protect a profit in a long-term position in a security, commodity futures contract or other instrument. To make delivery to the buyer, a Fund must borrow or purchase the security. If borrowed, a Fund is then obligated to replace the security borrowed from the third party, so a Fund must purchase the security at the market price at a later time. If the price of the security has increased during this time, then a Fund will incur a loss equal to the increase in price of the security from the time of the short sale plus any premiums and interest paid to the third party. (Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.) Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit-linked instruments, and swap contracts.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with short sales include: Leverage Risk, Market Risk and Short Positions Risk.
Sovereign Debt
Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. It may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Types of Investments – Foreign Securities.) In addition, there may be no legal recourse against a sovereign debtor in the event of a default.
Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with sovereign debt include: Credit Risk, Emerging Markets Securities Risk, Foreign Securities Risk, Issuer Risk and Market Risk.
Standby Commitments
See Types of Investments – Municipal Securities above.
U.S. Government and Related Obligations
U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various agencies or instrumentalities established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies or instrumentalities of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government. U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations. See Types of Investments – Variable- and Floating-Rate Obligations for more information.
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Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.
Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Fannie Mae, Freddie Mac, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. On September 7, 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate the enterprises until they are stabilized.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with U.S. Government and related obligations include: Credit Risk, Inflation Risk, Interest Rate Risk, Prepayment and Extension Risk, Reinvestment Risk and U.S. Government Obligations Risk.
Variable- and Floating-Rate Obligations
Variable- and floating-rate obligations are debt instruments that provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula. Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. Variable-rate demand notes include master demand notes that are obligations that permit the investor to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the investor (as lender), and the borrower. The interest rates on these notes fluctuate. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the lender’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer. Asset-backed securities, bank obligations, convertible securities, corporate debt securities, foreign securities, high-yield securities, money market instruments, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as variable- and floating-rate obligations.
Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. Most such loans are secured, and most impose restrictive covenants on the borrower. These loans are typically made by a syndicate of banks and institutional investors, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its rights and the rights of the syndicate against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and prefunded or synthetic letters of credit.
A Fund’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s NAV. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which the Fund will invest, however, the Investment Manager will not rely on that credit analysis of the agent bank, but will perform its own investment analysis of the borrowers. The Investment Manager’s analysis may include consideration of the borrower’s financial strength and managerial
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experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the Fund’s credit quality policy.
Loans may be structured in different forms, including assignments and participations. In an assignment, a Fund purchases an assignment of a portion of a lender’s interest in a loan. In this case, the Fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan.
The borrower of a loan may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.
Corporate loans in which a Fund may purchase a loan assignment are made generally to finance internal growth, mergers, acquisitions, recapitalizations, stock repurchases, leveraged buy-outs, dividend payments to sponsors and other corporate activities. The highly leveraged capital structure of certain borrowers may make such loans especially vulnerable to adverse changes in economic or market conditions. The Fund may hold investments in loans for a very short period of time when opportunities to resell the investments that a Fund’s Portfolio Manager believes are attractive arise.
Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the Fund is committed to make additional loans under such an assignment, it will at all times designate cash or securities in an amount sufficient to meet such commitments.
Notwithstanding its intention in certain situations to not receive material, non-public information with respect to its management of investments in floating rate loans, the Investment Manager may from time to time come into possession of material, non-public information about the issuers of loans that may be held in a Fund’s portfolio. Possession of such information may in some instances occur despite the Investment Manager’s efforts to avoid such possession, but in other instances the Investment Manager may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the Investment Manager’s ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on the Investment Manager’s ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.
In some instances, other accounts managed by the Investment Manager may hold other securities issued by borrowers whose floating rate loans may be held in a Fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the Fund’s portfolio, convertible debt or common or preferred equity securities.
In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s floating rate loans. In such cases, the Investment Manager may owe conflicting fiduciary duties to the Fund and other client accounts. The Investment Manager will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the Investment Manager’s client accounts collectively held only a single category of the issuer’s securities.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with variable- or floating-rate obligations include: Counterparty Risk, Credit Risk, Interest Rate Risk, Liquidity Risk and Prepayment and Extension Risk.
Warrants and Rights
Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued together with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights usually have a specified purchase price that is lower than the current market price and entitle a holder to purchase a specified amount of common stock typically for a period of only weeks. Warrants may be used to enhance the marketability of a bond or preferred stock. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date, if any.
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The potential exercise price of warrants or rights may exceed their market price, such as when there is no movement in the market price or the market price of the common stock declines.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with warrants and rights include: Convertible Securities Risk, Counterparty Risk, Credit Risk, Issuer Risk and Market Risk.
Information Regarding Risks
The following is a summary of risks of investing in the Funds and the risk characteristics associated with the various investment instruments available to the Funds for investment. A Fund’s risk profile is largely defined by the Fund’s primary portfolio holdings and principal investment strategies (for the description of a Fund’s principal investment strategies and principal risks, please see that Fund’s prospectus). However, the Funds are allowed to use securities, instruments, other assets and investments, strategies and techniques other than those described in the Fund’s principal investment strategies, subjecting the Fund to the risks associated with these securities, instruments, other assets and investments, strategies and techniques.
An investment in the Funds is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. One or more of the following risks may be associated with an investment in a Fund at any time:
Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to make investment decisions that seek to achieve the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Activist Strategies Risk. The Fund may purchase securities of a company that is the subject of a proxy contest or which activist investors are attempting to influence, in the expectation that new management or a change in business strategies will cause the price of the company’s securities to increase. If the proxy contest, or the new management, is not successful, the market price of the company’s securities will typically fall.
In addition, where an acquisition or restructuring transaction or proxy fight is opposed by the subject company’s management, the transaction often becomes the subject of litigation. Such litigation involves substantial uncertainties and may impose substantial cost and expense on the Fund.
Allocation Risk. For any Fund that uses an asset allocation strategy in pursuit of its investment objective, there is a risk that the Fund's allocation among asset classes, investments, managers, strategies and/or investment styles will cause the Fund's shares to lose value or cause the Fund to underperform other funds with similar investment objectives and/or strategies, or that the investments themselves will not produce the returns expected.
Alternative Strategies Investment Risk. An investment in alternative investment strategies (Alternative Strategies), whether through direct investment or through one or more underlying funds that use Alternative Strategies, involves risks, which may be significant. Alternative Strategies may include strategies, instruments or other assets, such as derivatives, that seek investment returns uncorrelated with the broad equity and fixed income/debt markets, as well as those providing exposure to other markets (such as commodity markets), including but not limited to absolute (positive) return strategies. Alternative Strategies may fail to achieve their desired performance, market or other exposure, or their returns (or lack thereof) may be more correlated with the broad equity and/or fixed income/debt markets than was anticipated, and the Fund may lose money. Some Alternative Strategies may be considered speculative.
To the extent that an underlying fund is charged a performance (or incentive) fee (which would indirectly be borne by the Fund’s shareholders), such fees may create incentives for the underlying fund’s manager to make investments that are riskier or more speculative than in the absence of these fees. Because these fees are often based on both realized and unrealized appreciation, the fee may be greater than if it were based only on realized gains. In addition, underlying fund managers may receive compensation for relative performance of the underlying fund even if the underlying fund’s overall returns are negative.
Arbitrage Strategies Risk. The Fund may purchase securities at prices only slightly below the anticipated value to be paid or exchanged for such securities in a merger, exchange offer or cash tender offer, and substantially above the prices at which such securities traded immediately prior to announcement of the transaction. If there is a perception that the proposed transaction will not be consummated or will be delayed, the market price of the security may decline sharply, which would result in a loss to the Fund. In addition, if the manager determines that the offer is likely to be increased, either by the original bidder or by another party, the Fund may purchase securities above the offer price; such purchases are subject to a high degree of risk.
The consummation of mergers and tender and exchange offers can be prevented or delayed by a variety of factors, including opposition by the management or shareholders of the target company, private litigation or litigation involving regulatory agencies, and approval or non-action of regulatory agencies. The likelihood of occurrence of these and other factors, and their impact on an investment, can be very difficult to evaluate.
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Asset-Backed Securities Risk. The value of the Fund's asset-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market's assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, resulting in valuations that are volatile and sensitive to changes in interest rates.
Bankruptcy Process and Trade Claims Risk. The Fund may purchase bankruptcy claims. There are a number of significant risks inherent in the bankruptcy process. The effect of a bankruptcy filing on a company may adversely and permanently affect the company and cause it to be incapable of restoring itself as a viable business. Many events in a bankruptcy are the product of contested matters and adversarial proceedings. The duration of a bankruptcy proceeding is difficult to predict and a creditor’s return on investment can be adversely affected by delays while the plan of reorganization is being finalized. The administrative costs in connection with a bankruptcy proceeding are frequently high and are paid out of the debtor’s estate before any return to creditors. The Fund may also purchase trade claims against companies, including companies in bankruptcy or reorganization proceedings, which include claims of suppliers for unpaid goods delivered, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. An investment in trade claims is very speculative, illiquid, and carries a high degree of risk. The markets in trade claims are generally not regulated by U.S. federal securities laws or the SEC.
Changing Distribution Level Risk. The Fund will normally receive income which may include interest, dividends and/or capital gains, depending upon its investments. The amount of the distributions the Fund pays will vary and generally depends on the amount of income the Fund earns (less expenses) on its portfolio holdings, and capital gains or losses it recognizes. A decline in the Fund’s income or net capital gains from its investments may reduce its distribution level.
Closed-End Investment Company Risk. Closed-end investment companies frequently trade at a discount to their NAV, which may affect whether the Fund will realize gain or loss upon its sale of the closed-end investment company’s shares. Closed-end investment companies may employ leverage, which also subjects the closed-end investment company to increased risks such as increased volatility.
Commodity-related Investment Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may, in turn, reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the value of the Fund's investments to greater volatility than other types of investments. No, or limited, active trading market may exist for certain commodities investments, which may impair the ability to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument. The Fund may make commodity-related investments through, and may invest in one or more underlying funds that make commodity-related investments through, one or more wholly-owned subsidiaries organized outside the U.S. that are generally not subject to U.S. laws (including securities laws) and their protections. However, any such subsidiary is wholly owned and controlled by the Fund and any underlying fund subsidiary is wholly-owned and controlled by the underlying fund, making it unlikely that the subsidiary will take action contrary to the interests of the Fund or the underlying fund and their shareholders. Further, any such subsidiaries will be subject to the laws of a foreign jurisdiction, and can be adversely affected by developments in that jurisdiction.
Concentration Risk. To the extent that the Fund concentrates its investment in particular issuers, countries, geographic regions, industries or sectors, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of issuers, countries, geographic regions, industries, sectors or investments.
Confidential Information Access Risk. In many instances, issuers of floating rate loans offer to furnish material, non-public information (Confidential Information) to prospective purchasers or holders of the issuer’s floating rate loans to help potential investors assess the value of the loan. Portfolio managers may avoid the receipt of Confidential Information about the issuers of floating rate loans being considered for acquisition by the Fund, or held in the Fund. A decision not to receive Confidential Information from these issuers may disadvantage the Fund as compared to other floating rate loan investors, and may adversely affect the price the Fund pays for the loans it purchases, or the price at which the Fund sells the loans. Further, in situations when
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holders of floating rate loans are asked, for example, to grant consents, waivers or amendments, the ability to assess the desirability of such consents, waivers or amendments may be compromised. For these and other reasons, it is possible that the decision not to receive Confidential Information could adversely affect the Fund’s performance.
Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk (the risk of losses attributable to changes in interest rates) and credit risk (the risk that the issuer of a debt instrument will default or otherwise become unable, or be perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due). Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk (the risk that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise). Because the value of a convertible security can be influenced by both interest rates and the common stock's market movements, a convertible security generally is not as sensitive to interest rates as a similar debt instrument, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would typically be paid before the company's common stockholders but after holders of any senior debt obligations of the company. The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund's return.
Counterparty Risk. The risk exists that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or limited recovery in a bankruptcy or other reorganizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s share value to fluctuate.
Credit Risk. Credit risk is the risk that the value of loans or other debt instruments may decline if the borrower or the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Various factors could affect the actual or perceived willingness or ability of the borrower or the issuer to make timely interest or principal payments, including changes in the financial condition of the borrower or the issuer or in general economic conditions. Debt instruments backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt instruments are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Rating agencies assign credit ratings to certain loans and debt instruments to indicate their credit risk. Unless otherwise provided in the Fund’s Principal Investment Strategies, investment grade debt instruments are those rated at or above BBB- by Standard and Poor’s Ratings Services, or equivalently rated by Moody’s Investors Service, Inc. or Fitch, Inc., or, if unrated, determined by the management team to be of comparable quality. Conversely, below investment grade (commonly called “high-yield” or “junk”) debt instruments are those rated below BBB- by Standard and Poor’s Ratings Services, or equivalently rated by Moody’s Investors Service, Inc. or Fitch, Inc., or, if unrated, determined by the management team to be of comparable quality. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower quality or unrated loans or instruments held by the Fund may present increased credit risk as compared to higher-rated loans or instruments. Non-investment grade loans or debt instruments may be subject to greater price fluctuations and are more likely to experience a default than investment grade loans or debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated loans or debt instruments, or if the ratings of such instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. If the issuer of a loan declares bankruptcy or is declared bankrupt, there may be a delay before the Fund can act on the collateral securing the loan, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan. Such actions may include invalidating the loan, the lien on the collateral, the priority status of the loan, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund’s performance. A default or expected default of a loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect its NAV. Loans that have a lower priority for repayment in an issuer’s capital structure may involve a higher degree of overall risk than more senior loans of the same borrower.
Cybersecurity Breaches and Technology and Related Systems Failure Risk. The Funds and their service providers, including but not limited to the Investment Manager (in its role as investment adviser and/or administrator to the Funds), Ameriprise Financial (the Investment Manager’s parent company), any investment subadvisers, the Distributor, the Transfer Agent, the Custodian, and other service providers, as well as their underlying service providers (collectively, the Service Providers), are heavily dependent on proprietary and third-party technology and infrastructure and related operational and information systems, networks, computers, devices, programs, applications, data and functions (collectively, Systems) to perform necessary business activities. The Systems that the Funds and the Service Providers (referred to herein as we, us and our) rely upon may be
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vulnerable to many threats, breaches and failures, some of which may be outside of our control, including significant damage and disruption arising from Systems failures or cybersecurity breaches. Systems failures include malfunctions, user error, conduct (or misconduct) of or arising from employees and agents, and failures arising from cybersecurity breaches, natural disasters, or other actions or events (whether foreseeable or unforeseeable). Cybersecurity breaches include intentional (e.g., cyber-attacks, hacking, phishing scams, unauthorized payment requests) and unintentional events or activity (e.g., user errors arising from or caused by us or our agents). Systems failures and cybersecurity breaches may result in (i) proprietary or confidential information or data being lost, withheld for ransom, misused, destroyed, stolen, released, corrupted or rendered unavailable, including personal investor information (and that of beneficial owners of investors), (ii) unauthorized access to Systems and loss of operational capacity, including from, for example, denial-of-service attacks (i.e., efforts to make network services unavailable to intended users), and (iii) the misappropriation of Fund or investor assets or sensitive information. Also, the Investment Manager and, as the case may be, any Fund subadvisers, use various technology in managing the Fund, consistent with its investment objective and strategy described in the Fund’s prospectus. For example, proprietary and third-party data and systems may be utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance. Any such events could negatively impact our Systems and may have significant adverse impacts on the Funds and their shareholders.
Systems failures and cybersecurity breaches may cause delays or mistakes in materials provided to shareholders and may also interfere with or negatively impact the processing of Fund investor transactions, pricing of Fund investments, calculating Fund NAVs, and trading within a Fund’s portfolio, while causing or subjecting us to reputational damage, violations of law, legal claims, regulatory fines, penalties, financial losses and reimbursement, expenses or other compensation and remediation costs, as well as additional compliance, legal, and operational costs. Such events could negatively impact the Fund, its shareholders and affect our business, financial condition and performance or results of operations.
The trend toward broad consumer and general public notification of Systems failures and cybersecurity breaches could exacerbate the harm to the Fund, its shareholders and our business, financial condition and performance or results of operations. Even if we successfully protect our Systems from failures or cybersecurity breaches, we may incur significant expenses in connection with our responses to any such events, as well as the need for adoption, implementation and maintenance of appropriate security measures. We could also suffer harm to our business and reputation if attempted or actual cybersecurity breaches are publicized. We cannot be certain that evolving threats from cyber-criminals and other cyber-threat actors, exploitation of new vulnerabilities in our Systems, or other developments, or data thefts, System break-ins or inappropriate access will not compromise or breach the technology or other security measures protecting our Systems.
To date, we have not experienced any material Systems failures or cybersecurity breaches, however, we routinely encounter and address such threats. For example, in 2015 the then-available Columbia ETFs were for a period unable to price their portfolios due to a technology issue impacting the ETFs’ third-party administrator. In another case, in 2014, Ameriprise Financial and other financial institutions experienced distributed denial-of-service attacks intended to disrupt clients’ online access. While Ameriprise Financial was able to detect and respond to this incident without loss of client assets or information, Ameriprise Financial has since enhanced its security capabilities and will continue to assess its ability to monitor and respond to such threats. In addition to the foregoing, the experiences of Ameriprise Financial and its affiliates with Systems failures, cybersecurity breaches and technology threats have included, as examples, phishing scams, introductions of malware, attempts at electronic break-ins, and unauthorized payment requests. Systems failures and cybersecurity breaches may be difficult to detect, may go undetected for long periods or may never be detected. The impact of such events may be compounded over time. Although the Funds and the Service Providers evaluate the materiality of Systems failures and cybersecurity breaches that it detects, the Funds and the Service Providers may conclude that some such events are not material and may choose not to address them. Such conclusions may not prove to be correct.
Although we have established business continuity/disaster recovery plans and systems (Continuity and Recovery Plans) designed to prevent or mitigate the effects of Systems failures and cybersecurity breaches, there are inherent limitations in Continuity and Recovery Plans. These limitations include the possibility that certain risks have not been identified or that Continuity and Recovery Plans might not – despite testing and monitoring – operate as designed, be sufficient to stop or mitigate losses or otherwise be unable to achieve their objectives. The Funds and their shareholders could be negatively impacted as a result. In addition, the Fund cannot control the Continuity and Recovery Plans of the Service Providers. As a result, there can be no assurance that the Funds will not suffer losses relating to Systems failures or cybersecurity breaches affecting us in the future, particularly third-party service providers, as the Funds cannot control any Continuity and Recovery Plans or cybersecurity defenses implemented by such parties.
Systems failures and cybersecurity breaches may necessitate significant investment to repair or replace impacted Systems. In addition, we, including the Funds, may incur substantial costs for Systems failure risk management and cybersecurity risk management in order to attempt to prevent any such events or incidents in the future.
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Insurance and other traditional risk-shifting tools may be held by or available to us in order to manage or mitigate the risks associated with Systems failures and cybersecurity breaches, but they are subject to terms and limitations such as deductibles, coinsurance, limits and policy exclusions, as well as risk of counterparty denial of coverage, default or insolvency. While Ameriprise Financial and its affiliates maintain cyber liability insurance that provides both third-party liability and first-party liability coverages, this insurance does not cover the Funds and, with regard to covered entities, may not be sufficient to protect us against all losses. In addition, contractual remedies may not be available with respect to Service Providers or may prove inadequate if available (e.g., because of limits on the liability of the Service Providers) to protect the Funds against all losses.
Stock and other market exchanges, financial intermediaries and issuers of, and counterparties to, the Funds’ investments and, in the case of ETFs, market makers and authorized participants, also may be adversely impacted by Systems failures and cybersecurity breaches in their own businesses, subjecting them to the risks described herein, as well as other additional or enhanced risks particular to their businesses, which could result in losses to the Funds and their shareholders. Issuers of securities or other instruments in which the Funds invest may also experience Systems failures or cybersecurity breaches, which could result in material adverse consequences for such issuers, and may cause the Funds’ investment in such issuers to lose money.
Depositary Receipts Risk. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts and/or Global Depositary Receipts. Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with investing in the particular country of an issuer, which may be related to the particular political, regulatory, economic, social and other conditions or events, including, for example, military confrontations, war and terrorism, occurring in the country and fluctuations in such country’s currency, as well as market risk tied to the underlying foreign company. In addition, holders of depositary receipts may have limited voting rights, may not have the same rights afforded to stockholders of a typical domestic company in the event of a corporate action, such as an acquisition, merger or rights offering, and may experience difficulty in receiving company stockholder communications. There is no guarantee that a financial institution will continue to sponsor a depositary receipt, or that a depositary receipt will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the depositary receipt. Changes in foreign currency exchange rates will affect the value of depositary receipts and, therefore, may affect the value of your investment in the Fund. A potential conflict of interest exists to the extent that the Fund invests in ADRs for which the Fund's custodian serves as depository bank.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments, traded on an exchange or in the over-the-counter (OTC) markets, with a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial loss for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of an adverse movement in the value, price or rate of the underlying reference (market risk), the risk of an adverse movement in the value of underlying currencies (foreign currency risk) and the risk of an adverse movement in underlying interest rates (interest rate risk). Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.
Derivatives Risk – Forward Contracts Risk. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated (there is no limit on daily price movements and speculative position limits are not applicable). The principals who deal in certain forward contract markets are not required to continue to make markets in the
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underlying references in which they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in forward contract markets have refused to quote prices for certain underlying references or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in forward contract prices. The liquidity of the markets for forward contracts depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the market for forwards could be reduced. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	A forward foreign currency contract is a derivative (forward contract) in which the underlying reference is a country's or region’s currency. The Fund may agree to buy or sell a country's or region’s currency at a specific price on a specific date in the future. These instruments may fall in value (sometimes dramatically) due to foreign market downswings or foreign currency value fluctuations, subjecting the Fund to foreign currency risk (the risk that Fund performance may be negatively impacted by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund exposes a significant percentage of its assets to currencies other than the U.S. dollar). The effectiveness of any currency hedging strategy by a Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. The Fund may use these instruments to gain leveraged exposure to currencies, which is a speculative investment practice that increases the Fund's risk exposure and the possibility of losses. Unanticipated changes in the currency markets could result in reduced performance for the Fund. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market.
■	A forward interest rate agreement is a derivative whereby the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates (based on the notional value of the agreement). If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates (based on the notional value of the agreement). The Fund may act as a buyer or a seller.
Derivatives Risk – Futures Contracts Risk. A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts. Futures positions are marked to market each day and variation margin payment must be paid to or by the Fund. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	A bond (or debt instrument) future is a derivative that is an agreement for the contract holder to buy or sell a bond or other debt instrument, a basket of bonds or other debt instrument, or the bonds or other debt instruments in an index on a specified date at a predetermined price. The buyer (long position) of a bond future is obliged to buy the underlying reference at the agreed price on expiry of the future.
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■	A commodity-linked future is a derivative that is an agreement to buy or sell one or more commodities (such as crude oil, gasoline and natural gas), basket of commodities or indices of commodity futures at a specific date in the future at a specific price.
■	A currency future, also an FX future or foreign exchange future, is a derivative that is an agreement to exchange one currency for another at a specified date in the future at a price (exchange rate) that is fixed on the purchase date.
■	An equity future is a derivative that is an agreement for the contract holder to buy or sell a specified amount of an individual equity, a basket of equities or the securities in an equity index on a specified date at a predetermined price.
■	An interest rate future is a derivative that is an agreement whereby the buyer and seller agree to the future delivery of an interest-bearing instrument on a specific date at a pre-determined price. Examples include Treasury-bill futures, Treasury-bond futures and Eurodollar futures.
Derivatives Risk – Inverse Floaters Risk. Inverse variable or floating rate obligations, sometimes referred to as inverse floaters, are a type of over-the-counter derivative debt instrument with a variable or floating coupon rate that moves in the opposite direction of an underlying reference, typically short-term interest rates. As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income. Variable rate securities provide for a specified periodic adjustment in the coupon rate, while floating rate securities have a coupon rate that changes whenever there is a change in a designated benchmark index or the issuer’s credit rating. While inverse floaters tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement, which could result in significant losses for the Fund. An inverse floater may have the effect of investment leverage to the extent that its coupon rate varies by a magnitude that exceeds the magnitude of the change in the index or reference rate of interest, which could result in increased losses for the Fund. There is a risk that the current interest rate on variable and floating rate instruments may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some inverse floaters are structured with liquidity features and may include market-dependent liquidity features that may expose the Fund to greater liquidity risk. Inverse floaters can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Options Risk. Options are derivatives that give the purchaser the option to buy (call) or sell (put) an underlying reference from or to a counterparty at a specified price (the strike price) on or before an expiration date. The Fund may purchase or write (i.e., sell) put and call options on an underlying reference it is otherwise permitted to invest in. By investing in options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference at a disadvantageous price on or before the expiration date. If the Fund sells a put option, the Fund may be required to buy the underlying reference at a strike price that is above market price, resulting in a loss. If the Fund sells a call option, the Fund may be required to sell the underlying reference at a strike price that is below market price, resulting in a loss. If the Fund sells a call option that is not covered (it does not own the underlying reference), the Fund's losses are potentially unlimited. Options may involve economic leverage, which could result in greater volatility in price movement. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Structured Investments Risk. Structured investments are over-the-counter derivatives that provide principal and/or interest payments based on the value of an underlying reference(s). Structured investments typically provide interest income, thereby offering a potential yield advantage over investing directly in an underlying reference. Structured investments may lack a liquid secondary market and their prices or value can be volatile which could result in significant losses for the Fund. In some cases, depending on its terms, a structured investment may provide that principal and/or interest payments may be adjusted below zero resulting in a potential loss of principal and/or interest payments. Additionally, the particular terms of a structured investment may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price change of the underlying reference. Economic leverage will increase the volatility of structured investment prices, and could result in increased losses for the Fund. The Fund’s use of structured instruments may not work as intended. If structured investments are used to reduce the duration of the Fund’s portfolio, this may limit the Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline). Structured investments can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk, pricing risk and volatility risk.
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■	A commodity-linked structured note is a derivative (structured investment) that has principal and/or interest payments based on the market price of one or more particular commodities (such as crude oil, gasoline and natural gas), a basket of commodities, indices of commodity futures or other economic variable. If payment of interest on a commodity-linked structured note is linked to the value of a particular commodity, basket of commodities, commodity index or other economic variable, the Fund might receive lower interest payments (or not receive any of the interest due) on its investments if there is a loss of value in the underlying reference. Further, to the extent that the amount of principal to be repaid upon maturity is linked to the value of a particular commodity, basket of commodities, commodity index or other economic variable, the Fund might not receive a portion (or any) of the principal at maturity of the investment or upon earlier exchange. At any time, the risk of loss associated with a particular structured note in the Fund’s portfolio may be significantly higher than the value of the note. A liquid secondary market may not exist for the commodity-linked structured notes held in the Fund’s portfolio, which may make it difficult for the notes to be sold at a price acceptable to the portfolio manager(s) or for the Fund to accurately value them.
■	Structured investments include collateralized debt obligations which are debt instruments that are collateralized by the underlying cash flows of a pool of financial assets or receivables.
■	An equity-linked note (ELN) is a derivative (structured investment) that has principal and/or interest payments based on the value of a single equity security, a basket of equity securities or an index of equity securities, and generally has risks similar to these underlying equity securities. ELNs may be leveraged or unleveraged. An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an underlying equity. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, as well as in privately negotiated transactions with the issuer of the ELN. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. The liquidity of unlisted ELNs is normally determined by the willingness of the issuer to make a market in the ELN. While the Fund will seek to purchase ELNs only from issuers that it believes to be willing and able to repurchase the ELN at a reasonable price, there can be no assurance that the Fund will be able to sell at such a price. Furthermore, such inability to sell may impair the Fund’s ability to enter into other transactions at a time when doing so might be advantageous. The Fund’s investments in ELNs have the potential to lead to significant losses, including the amount the Fund invested in the ELN, because ELNs are subject to the market and volatility risks associated with their underlying equity. In addition, because ELNs often take the form of unsecured notes of the issuer, the Fund would be subject to the risk that the issuer may default on its obligations under the ELN, thereby subjecting the Fund to the further risk of being too concentrated in the securities (including ELNs) of that issuer. However, the Fund typically considers ELNs alongside other securities of the issuer in its assessment of issuer concentration risk. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities. ELNs may also be subject to leverage risk (the risk that losses may be greater than the amount invested). The Fund may or may not hold an ELN until its maturity. ELNs also include participation notes.
Derivatives Risk – Swaps Risk. In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	A commodity-linked swap is a derivative (swap) that is an agreement where the underlying reference is the market price of one or more particular commodities (such as crude oil, gasoline and natural gas), basket of commodities or indices of commodity futures.
■	A credit default swap (including a swap on a credit default index, sometimes referred to as a credit default swap index) is a derivative and special type of swap where one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return upon the occurrence of a particular credit event by one or more third parties, such as bankruptcy, default or a similar event. A credit default swap may be embedded within a structured note or other derivative instrument. Credit default swaps enable an investor to buy or sell protection against such a credit event (such as an issuer’s bankruptcy, restructuring or failure to make timely payments of interest or principal). Credit default swap indices are indices that reflect the performance of a basket of credit default swaps and are subject to the same risks as credit default swaps. If such a default were to occur, any contractual remedies that the Fund may have may be subject to bankruptcy and insolvency laws, which could delay or limit the Fund's recovery. Thus, if the counterparty under a credit default swap defaults on its obligation to make payments thereunder, as a result of its bankruptcy or otherwise, the Fund may
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lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays. The Fund’s return from investment in a credit default swap index may not match the return of the referenced index. Further, investment in a credit default swap index could result in losses if the referenced index does not perform as expected. Unexpected changes in the composition of the index may also affect performance of the credit default swap index. If a referenced index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of the Fund’s credit default swap index may permit the counterparty to immediately close out the transaction. In that event, the Fund may be unable to enter into another credit default swap index or otherwise achieve desired exposure, even if the referenced index reverses all or a portion of its intraday move.
■	An inflation rate swap is a derivative typically used to transfer inflation risk from one party to another through an exchange of cash flows. In an inflation rate swap, one party pays a fixed rate on a notional principal amount, while the other party pays a floating rate linked to an inflation index, such as the Consumer Price Index (CPI).
■	An interest rate swap is a derivative in which two parties agree to exchange interest rate cash flows, based on a specified notional amount from a fixed rate to a floating rate (or vice versa) or from one floating rate to another. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and foreign interest rates.
■	Total return swaps are derivative swap transactions in which one party agrees to pay the other party an amount equal to the total return of a defined underlying reference during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return of a different underlying reference.
■	Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities or other instruments. Often, one or both baskets will be an established securities index. The Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. The Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. If the short basket outperforms the long basket, the Fund will realize a loss – even in circumstances when the securities in both the long and short baskets appreciate in value.
Derivatives Risk – Swaptions Risk. A swaption is an options contract on a swap agreement. These transactions give a party the right (but not the obligation) to enter into new swap agreements or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms, in return for payment of the purchase price (the “premium”) of the option. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement. Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars.
Distressed Securities Risk. The Fund may purchase distressed securities of business enterprises involved in workouts, liquidations, reorganizations, bankruptcies and similar situations. Since there is typically substantial uncertainty concerning the outcome of transactions involving business enterprises in these situations, there is a high degree of risk of loss, including loss of the entire investment.
In bankruptcy, there can be considerable delay in reaching accord on a restructuring plan acceptable to a bankrupt company’s lenders, bondholders and other creditors and then obtaining the approval of the bankruptcy court. Such delays could result in substantial losses to the investments in such company’s securities or obligations. Moreover, there is no assurance that a plan favorable to the class of securities held by the Fund will be adopted or that the subject company might not eventually be liquidated rather than reorganized.
In liquidations (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price of the security in respect of which such distribution is received. It may be difficult to obtain accurate information concerning a company in financial distress, with the result that the analysis and valuation are especially difficult. The market for securities of such companies tends to be illiquid and sales may be possible only at substantial discounts.
Dollar Rolls Risk. Dollar rolls are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate and may result in higher transactions costs for the Fund. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk).
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Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries.
Operational and Settlement Risks of Securities in Emerging Markets. In addition to having less developed securities markets, banks in emerging markets that are eligible foreign sub-custodians may be recently organized, lack extensive operating experience or lack effective government oversight or regulation. In addition, there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. Because settlement systems may be less organized than in developed markets and because delivery versus payment settlement may not be possible or reliable, there may be a greater risk that settlement may be delayed and that cash or securities of the Fund may be lost because of failures of or defects in the system, including fraud or corruption. Settlement systems in emerging markets also have a higher risk of failed trades.
Risks Related to Currencies and Corporate Actions in Emerging Markets. Risks related to currencies and corporate actions are also greater in emerging market countries than in developed countries. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not have an active trading market internationally, or countries may have varying exchange rates. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience sustained periods of high inflation or rapid changes in inflation rates which can have negative effects on a country’s economy and securities markets. Corporate action procedures in emerging market countries may be less reliable and have limited or no involvement by the depositories and central banks. Lack of standard practices and payment systems can lead to significant delays in payment.
Risks Related to Corporate and Securities Laws in Emerging Markets. Securities laws in emerging markets may be relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In addition, the systems of corporate governance to which issuers in certain emerging markets are subject may be less advanced than the systems to which issuers located in more developed countries are subject, and therefore, shareholders of such issuers may not receive many of the protections available to shareholders of issuers located in more developed countries. These risks may be heightened in China and Russia.
China Stock Connect Risk. The risks noted here are in addition to the risks described under Emerging Market Securities Risk. A Fund may, directly or indirectly (through, for example, participation notes or other types of equity-linked notes), purchase shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (China A-Shares) through the Shanghai and Shenzhen – Hong Kong Stock Connect (Stock Connect), or that may be available in the future through additional stock connect programs, a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (PRC) via brokers in Hong Kong. There are significant risks inherent in investing in China A-Shares through Stock Connect. The underdeveloped state of PRC’s investment and banking systems subjects the settlement, clearing, and registration of China A-Shares transactions to heightened risks. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if either or both markets are closed on a U.S. trading day, a Fund may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the Fund’s performance. Additionally, Stock Connect is subject to daily quota limitations on purchases of China A-Shares. Once the daily quota is reached, orders to purchase additional China A-Shares through Stock Connect will be rejected. A Fund’s investment in China A-Shares may only be traded through Stock Connect and is not otherwise transferable. Stock Connect utilizes an omnibus clearing structure, and the Fund’s shares will be registered in its custodian’s name on the Central Clearing and Settlement System. This may limit the ability of the Investment Manager (and/or any subadviser, as the case may be) to effectively manage a Fund, and may expose the Fund to the credit risk of its custodian or to greater risk of expropriation. Investment in China A-Shares through Stock Connect may be available only through a single broker that is an affiliate of the Fund’s custodian, which may affect the quality of execution provided by such broker. Stock Connect restrictions could also limit the ability of a Fund to sell its China A-Shares in a timely manner, or to sell them at all. Further, different fees, costs and taxes are imposed on foreign investors acquiring China A-Shares acquired through Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.
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EuroZone-Related Risk. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund’s investments in euro-denominated securities and derivatives contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro-denominated obligations and derivative contracts would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective and permitted under applicable law. These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of your investment in the Fund.
Certain countries in the EU have had to accept assistance from supra-governmental agencies such as the International Monetary Fund, the European Stability Mechanism (the ESM) or other supra-governmental agencies. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs.
There can be no assurance that these agencies will continue to intervene or provide further assistance and markets may react adversely to any expected reduction in the financial support provided by these agencies. Responses to the financial problems by European governments, central banks and others including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching.
Event-Driven Trading Risk. The Fund may seek to profit from the occurrence of specific corporate or other events. A delay in the timing of these events, or the failure of these events to occur at all, may have a significant negative effect on the Fund’s performance.
Event-driven investing requires the relevant manager to make predictions about (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies, a meaningful change in management or the sale of a division or other significant assets by a company may not be valued as highly by the market as the manager had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors.
Event-Linked Instruments Risk. The Fund may seek to profit from investment in debt securities whose performance is linked to the occurrence of specific “trigger” events, such as a hurricane, earthquake, or other physical or weather-related phenomena. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund may lose a portion or all of its principal invested in the bond or suffer a reduction in credited interest. Some event-linked bonds have features that delay the return of capital upon the occurrence of a specified event; in these cases, whether or not there is loss of capital or interest, the return on the investment may be significantly lower during the extension period. Bonds commonly referred to as “catastrophe bonds” are a type of event-linked instrument in which the Fund may invest. Catastrophe bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). The return on these securities is tied primarily to property insurance risk and is analogous to underwriting insurance in certain circumstances. By isolating insurance risk, these securities are largely uncorrelated to other more traditional investments. Risks associated with investment in catastrophe bonds would include, for example, a major hurricane or similar catastrophe striking a heavily populated area of the East Coast of the United States or a major earthquake with an epicenter in an urban area on the West Coast of the United States. In addition to specified trigger events, catastrophe bonds may expose the Fund to other risks, such as credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, adverse tax consequences, liquidity risk, and foreign exchange risk. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. From time to time, the volume of catastrophe bonds available in the market may be insufficient to enable the Fund to invest as great a percentage of its assets in catastrophe bonds as it would like.
Exchange-Traded Fund (ETF) Risk. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. An ETF’s share price may not track its specified market index (if any) and may trade below its NAV. Certain ETFs use a “passive” investment strategy and do not take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed ETFs (i.e., they do not track a particular benchmark), which indirectly subjects the Fund to active management risk. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the Fund’s expenses and, indirectly, the ETF’s expenses, incurred through the Fund’s ownership of the ETF. Because the expenses and costs of an underlying ETF are shared by its investors,
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redemptions by other investors in the ETF could result in decreased economies of scale and increased operating expenses for such ETF. These transactions might also result in higher brokerage, tax or other costs for the ETF. This risk may be particularly important when one investor owns a substantial portion of the ETF.
The Funds generally expect to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the Funds will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit.” Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may be redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The Funds may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units. The Funds’ ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs, the shares of which are purchased in reliance on Section 12(d)(1)(F) of the 1940 Act, will not be obligated to redeem such shares in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.
Exchange-Traded Notes Risk. Exchange-traded notes (ETNs) are unsecured, unsubordinated debt securities that expose the Fund to the risk that an ETN’s issuer may be unable to pay, which means that the Fund is subject to issuer credit risk, including that the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying benchmark or strategy remaining unchanged. ETNs do not typically offer principal protection, so the Fund may lose some or all of its investment. The returns of ETNs are usually linked to the performance of a market benchmark or strategy, less investor fees and expenses. The Fund will bear its proportionate share of the fees and expenses of the ETN, which may cause the Fund’s returns to be lower. The return on ETNs will typically be lower than the total return on a direct investment in the components of the underlying index or strategy because of the ETN’s investor fees and expenses. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying benchmark or strategy.
Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa. Restrictions on currency trading may be imposed by foreign countries, which may adversely affect the value of your investment in the Fund. Even though the currencies of some countries may be pegged to the U.S. dollar, the conversion rate may be controlled by government regulation or intervention at levels significantly different than what would prevail in a free market. Significant revaluations of the U.S. dollar exchange rate of these currencies could cause substantial reductions in the Fund’s NAV.
Foreign Currency-Related Tax Risk. As a regulated investment company (RIC), the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended. The Fund may gain exposure to local currency markets through forward currency contracts. Although foreign currency gains currently constitute “qualifying income,” the Internal Revenue Service has the authority to issue regulations excluding from the definition of “qualifying income” a RIC’s foreign currency gains not “directly related” to its “principal business” of investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Fund’s foreign currency-denominated positions as not qualifying income and there is a possibility that such regulations might be applied retroactively, in which case, the Fund might not qualify as a RIC for one or more years. In the event the Internal Revenue Service issues such regulations, the Fund’s Board may authorize a significant change in investment strategy or the Fund’s liquidation.
Foreign Securities Risk. Investments in or exposure to foreign securities involve certain risks not associated with investments in or exposure to securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities may also be less liquid than securities of U.S. companies so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. In some cases, such withholding or other taxes could potentially be confiscatory. Other risks include: possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about foreign companies; the impact of economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations, war and
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terrorism), possible seizure, expropriation or nationalization of a company or its assets or the assets of a particular investor or category of investors; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; the imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country; and the generally less stringent standard of care to which local agents may be held in the local markets. In addition, it may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks. The risks posed by sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets. Additionally, investments in certain countries may subject the Fund to a number of tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which the Fund invests, or result in unexpected tax liabilities for the Fund. The performance of the Fund may also be negatively affected by fluctuations in a foreign currency's strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency exchange controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.
Operational and Settlement Risks of Foreign Securities. The Fund’s foreign securities are generally held outside the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies (“foreign sub-custodians”), as permitted under the Investment Company Act of 1940 (the 1940 Act). Settlement practices for foreign securities may differ from those in the United States. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to the Fund. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the Fund will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling the Fund to delivery or payment at a future date, but there is a risk that the security will not be delivered to the Fund or that payment will not be received, although the Fund and its foreign sub-custodians take reasonable precautions to mitigate this risk. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.
Share Blocking. Share blocking refers to a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent the Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country. As a consequence of these restrictions, the Investment Manager, on behalf of the Fund, may abstain from voting proxies in markets that require share blocking.
Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk. When purchasing mortgage-backed securities in the “to be announced” (TBA) market (MBS TBAs), the seller agrees to deliver mortgage-backed securities for an agreed upon price on an agreed upon date, but may make no guarantee as to the specific securities to be delivered. In lieu of taking delivery of mortgage-backed securities, the Fund could enter into dollar rolls, which are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk). MBS TBAs and dollar rolls are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument.
Frontier Market Risk. Frontier market countries generally have smaller economies and even less developed capital markets than typical emerging market countries (which themselves have increased investment risk relative to more developed market countries) and, as a result, the Fund’s exposure to risks associated with investing in emerging market countries are magnified when the Fund invests in frontier market countries. The increased risks include: the potential for extreme price volatility and illiquidity in frontier market countries; government ownership or control of parts of the private sector and of certain companies;
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trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries. Securities issued by foreign governments or companies in frontier market countries are even more likely than emerging markets securities to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk.
Fund-of-Funds Risk. Determinations regarding asset classes or underlying funds and the Fund’s allocations thereto may not successfully achieve the Fund’s investment objective, in whole or in part. The selected underlying funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the asset class. The Fund also is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. Therefore, to the extent that the Fund invests significantly in a particular underlying fund, the Fund’s performance would be significantly impacted by the performance of such underlying fund. Generally, by investing in a combination of underlying funds, the Fund has exposure to the risks of many areas of the market. By concentrating its investments in relatively few underlying funds, the Fund may have more concentrated market exposures, subjecting the Fund to greater risk of loss should those markets decline or fail to rise. The ability of the Fund to realize its investment objective will depend, in large part, on the extent to which the underlying funds realize their investment objectives. There is no guarantee that the underlying funds will achieve their respective investment objectives. The performance of underlying funds could be adversely affected if other entities that invest in the same underlying funds make relatively large investments or redemptions in such underlying funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of each underlying fund are shared by its investors, redemptions by other investors in an underlying fund could result in decreased economies of scale and increased operating expenses for such underlying fund. These transactions might also result in higher brokerage, tax or other costs for an underlying fund. This risk may be particularly important when one investor owns a substantial portion of an underlying fund. The Investment Manager may have potential conflicts of interest in selecting affiliated funds (for which it receives management fees) over unaffiliated funds (for which it does not receive management fees) for investment by the Fund, and may also face potential conflicts of interest in selecting affiliated funds, because the fees the Investment Manager receives from some underlying funds may be higher than the fees paid by other underlying funds. Also, to the extent that the Fund is constrained/restricted from investing (or investing further) in a particular underlying fund for one or more reasons (e.g., underlying fund capacity constraints or regulatory restrictions) or if the Fund chooses to sell its investment in an underlying fund because of poor investment performance or for other reasons, the Fund may have to invest in another underlying fund(s), including less desirable funds – from a strategy or investment performance standpoint – which could have a negative impact on Fund performance. In addition, Fund performance could be negatively impacted if an appropriate alternate underlying fund(s) does not present itself in a timely manner or at all.
Geographic Focus Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
Global Economic Risk. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region or across the globe. For instance, a significant slowdown in China’s economy is adversely affecting worldwide commodity prices and the economies of many countries, especially those that depend heavily on commodity production and/or trade with China. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. The imposition of sanctions by the United States or another government on a country could cause disruptions to the country’s financial system and economy, which could negatively impact the value of securities.
At a referendum in June 2016, the citizens of the United Kingdom (the UK) voted to leave the European Union (EU), thereby initiating the British exit from the EU (commonly known as “Brexit”). In March 2017, the UK formally invoked Article 50 of the Treaty of Lisbon to begin the process under which the UK shall withdraw from the EU in due course. Upon invoking Article 50, the UK triggered a two-year period for negotiation of the terms of the withdrawal from the EU. However, there remains a significant degree of uncertainty about how negotiations relating to the UK’s withdrawal from the EU and new trade agreements will be conducted, as well as the potential consequences and precise timeframe for Brexit. During the negotiating period and beyond, the impact of Brexit on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in the UK, Europe and globally, which may adversely affect the value of your investment in the Fund.
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The UK has one of the largest economies in Europe, and member countries of the EU are substantial trading partners of the UK. The City of London’s economy is dominated by financial services, some of which may have to move outside of the UK post-referendum (e.g., currency trading, international settlement). Under the terms of Brexit, banks may be forced to move staff and comply with two separate sets of rules or lose business to banks in Europe. Furthermore, Brexit creates the potential for decreased trade, the possibility of capital outflows from the UK, devaluation of the pound sterling, the cost of higher corporate bond spreads due to uncertainty, and the risk that all the above could damage business and consumer spending as well as foreign direct investment. As a result of Brexit, the British economy and its currency may be negatively impacted by changes to its economic and political relations with the EU and other countries. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.
The impact of Brexit in the near- and long-term is still unknown and could have additional adverse effects on economies, financial markets, currencies and asset valuations around the world. Any attempt by the Fund to hedge against or otherwise protect its portfolio or to profit from such circumstances may fail and, accordingly, an investment in the Fund could lose money over short or long periods.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Hedging Transactions Risk. The Fund may invest in securities and utilize financial instruments for a variety of hedging purposes. Hedging transactions may limit the opportunity for gain if the value of the portfolio position should increase. There can be no assurance that the Fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the Fund engages in will be successful. Moreover, it may not be possible for the Fund to enter into a hedging transaction at a price sufficient to protect its assets. The Fund may not anticipate a particular risk so as to hedge against it.
Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus moderating the decline in the portfolio positions’ value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. Moreover, it may not be possible for the Fund to hedge against an exchange rate, interest rate or security price fluctuation that is so generally anticipated that the Fund is not able to enter into a hedging transaction at a price sufficient to protect its assets from the decline in value of the portfolio positions anticipated as a result of such fluctuations.
The Fund is not required to attempt to hedge portfolio positions and, for various reasons, may determine not to do so. Furthermore, the Fund may not anticipate a particular risk so as to hedge against it. While the Fund may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for the Fund than if the Fund had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. For a variety of reasons, the Fund may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The successful utilization of hedging and risk management transactions requires skills complementary to those needed in the selection of the Fund’s portfolio holdings. Moreover, it should be noted that a portfolio will always be exposed to certain risks that cannot be hedged, such as credit risk (relating both to particular securities and counterparties) and liquidity risk.
High-Yield Investments Risk. Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality tend to be more sensitive to credit risk than higher-rated debt instruments and may experience greater price fluctuations in response to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments are generally more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These debt instruments typically pay a premium – a higher interest rate or yield – because of the increased risk of loss, including default. High-yield debt instruments may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated debt instruments. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated debt instruments are more likely to have difficulty making principal and interest payments than issuers of higher-rated debt instruments.
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Highly Leveraged Transactions Risk. The loans or other debt instruments in which the Fund invests may consist of transactions involving refinancings, recapitalizations, mergers and acquisitions and other financings for general corporate purposes. The Fund’s investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” financings), provided that such senior obligations are determined by the Fund’s portfolio managers to be a suitable investment for the Fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or other debt instruments that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.
Impairment of Collateral Risk. The value of collateral, if any, securing a loan can decline, and may be insufficient to meet the borrower’s obligations or difficult or costly to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate and other loans may not be fully collateralized and may decline in value.
Inflation Risk. Inflation risk is the uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.
Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments. Income earned by a shareholder depends on the amount of principal invested, and that principal will not grow with inflation unless the shareholder reinvests the portion of Fund distributions that comes from inflation adjustments. A Fund’s investment in certain inflation-protected debt securities may generate taxable income in excess of the interest they pay to the Fund, which may cause the Fund to sell investments to obtain cash to make income distributions to shareholders, including at times when it may not be advantageous to do so.
IPO Risk. IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent the Fund determines to invest in IPOs, it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO are available to the Fund. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. IPOs sold within 12 months of purchase may result in increased short-term capital gains, which will be taxable to the Fund’s shareholders as ordinary income.
Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of loans and other debt instruments tend to fall, and if interest rates fall, the values of loans and other debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Similarly, a period of rising interest rates may negatively impact the Fund’s performance. Actions by governments and central banking authorities can result in increases in interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund's performance and NAV. Debt instruments with floating coupon rates are typically less sensitive to interest rate changes, but these debt instruments may decline in value if their coupon rates do not rise as much as, or keep pace with, yields on such types of debt instruments. Because rates on certain floating rate loans and other debt instruments reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the Fund’s NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
Investing in Other Funds Risk. The Fund’s investment in other funds (affiliated and/or unaffiliated funds, including exchange-traded funds (ETFs)) subjects the Fund to the investment performance (positive or negative) and risks of the underlying funds in direct proportion to the Fund’s investment therein. In addition, investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. The performance of the underlying funds could be adversely affected if other investors in the same underlying funds make relatively large investments or redemptions in such underlying funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in
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which the Fund invests. Because the expenses and costs of an underlying fund are shared by its investors, redemptions by other investors in the underlying funds could result in decreased economies of scale and increased operating expenses for such underlying fund. These transactions might also result in higher brokerage, tax or other costs for the underlying funds. This risk may be particularly important when one investor owns a substantial portion of the underlying funds. The Investment Manager may have potential conflicts of interest in selecting affiliated underlying funds for investment by the Fund because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds, as well as a potential conflict in selecting affiliated funds over unaffiliated funds. Also, to the extent that the Fund is constrained/restricted from investing (or investing further) in a particular underlying fund for one or more reasons (e.g., underlying fund capacity constraints or regulatory restrictions) or if the Fund chooses to sell its investment in an underlying fund because of poor investment performance or for other reasons, the Fund may have to invest in other underlying funds, including less desirable funds – from a strategy or investment performance standpoint – which could have a negative impact on Fund performance. In addition, Fund performance could be negatively impacted if an appropriate alternate underlying fund does not present itself in a timely manner or at all.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly, and the value of its loans or securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors. The market capitalization of an issuer may also impact its risk profile. Investments in larger, more established companies may involve certain risks associated with their larger size. For instance, larger, more established companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to attain the high growth rates of successful smaller companies, especially during extended periods of economic expansion.
Large Fund Investor Risk. The Fund may from time to time sell a substantial amount of its shares to relatively few investors or a single investor, including other funds advised by the Investment Manager, or third parties. Sales to and redemptions from large investors may be very substantial relative to the size of the Fund and carry potentially adverse effects. While it is not possible to predict the overall effect of such sales and redemptions, such transactions may adversely affect the Fund’s performance to the extent that the Fund is required to invest cash received in connection with a sale or to sell a substantial amount of its portfolio securities to facilitate a redemption, in either case, a time when the Fund would otherwise prefer not to invest or sell, such as in an up market or down market, respectively. Such transactions may also increase the Fund’s transaction costs, which would also detract from Fund performance, while also having potentially negative tax consequences to investors. The Fund, because of a large redemption, may be forced to sell its liquid or more liquid positions, resulting in the Fund holding a higher percentage of less liquid or illiquid securities (securities that may be unable to sell at a favorite time or price). Because the expenses and costs of the Fund are shared by its investors, large redemptions in the Fund could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders. In addition, in the event of a Fund proxy proposal, a large investor(s) could dictate with its/their vote the results of the proposal, which may have a less favorable impact on minority-stake shareholders.
Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Use of leverage can produce volatility and may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation or position coverage requirements. Futures contracts, options on futures contracts, forward contracts and other derivatives can allow the Fund to obtain large investment exposures in return for meeting relatively small margin requirements. As a result, investments in those transactions may be highly leveraged. If the Fund uses leverage, through the purchase of particular instruments such as derivatives, the Fund may experience capital losses that exceed the net assets of the Fund. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund's overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund's volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment. Decreases in the number of financial institutions, including banks and broker-dealers willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the
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ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. As a result, the Fund, when seeking to sell its portfolio investments, could find that selling is more difficult than anticipated, especially during times of high market volatility. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other investments that it might otherwise prefer to hold, or forego another more appealing investment opportunity. Certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund's investments. Certain types of investments, such as structured notes and non-investment grade debt instruments, as an example, may be especially subject to liquidity risk. Floating rate loans also generally are subject to legal or contractual restrictions on resale and may trade infrequently on the secondary market. The value of the loan to the Fund may be impaired in the event that the Fund needs to liquidate such loans. The inability to purchase or sell floating rate loans and other debt instruments at a fair price may have a negative impact on the Fund’s performance. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in Fund redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market.
Governments and their regulatory agencies and self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund or the Investment Manager or any Fund subadviser, as the case may be, are regulated or supervised. Such legislation or regulation could affect or preclude a Fund’s ability to achieve its investment objective.
Governments and their regulatory agencies and self-regulatory organizations may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds.
While the Investment Manager and any subadvisers can endeavor to take various preventative measures to address liquidity risk, including conducting periodic portfolio risk analysis/management and stress-testing, such measures may not be successful and may not have fully accounted for the specific circumstances that ultimately impact a Fund and its holdings.
Listed Private Equity Fund Investment Risk. Private equity funds include financial institutions or vehicles whose principal business is to invest in and lend capital to privately held companies. The Fund is subject to the underlying risks that affect private equity funds in which it invests, which may include increased liquidity risk, valuation risk, sector risk and credit risk. Limited or incomplete information about the companies in which private equity funds invest, and relatively concentrated investment portfolios of private equity funds, may expose the Fund to greater volatility and risk of loss. Fund investment in private equity funds subjects Fund shareholders indirectly to the fees and expenses incurred by private equity funds.
Loan Assignment/Loan Participation Risk. If a bank loan is acquired through an assignment, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. If a bank loan is acquired through a participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, and the Fund may not benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.
Loan Interests Risk. Loan interests may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell loan interests at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and typically have extended settlement periods (generally greater than 7 days), which expose the Fund to the risk that the receipt of principal and interest payments may be delayed until the loan interest settles. Extended settlement periods during significant Fund redemption activity could potentially cause short-term liquidity demands within the Fund. In seeking to meet liquidity demands, the Fund could be forced to sell investments at unfavorable prices, or borrow money or effect short settlements when possible (at a cost to the Fund), in an effort to generate
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sufficient cash to pay redeeming shareholders. The Fund’s actions in this regard may not be successful. Interests in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions.
Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets, although many covenants may be waived or modified with the consent of a certain percentage of the holders of the loans even if the Fund does not consent. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan, including the Fund. Such actions may include invalidating the loan, the lien on the collateral, the priority status of the loan, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund’s performance. A default or expected default of a loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect its NAV. Loans that have a lower priority for repayment in an issuer’s capital structure may involve a higher degree of overall risk than more senior loans of the same borrower. In the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders. The remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. In addition, if a secured loan is foreclosed, the Fund would likely bear the costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it. From time to time, disagreements may arise amongst the holders of loans and debt in the capital structure of an issuer, which may give rise to litigation risks, including the risk that a court could take action adverse to the holders of the loan, which could negatively impact the Fund’s performance.
The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. Alternatively, the Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. As a participant, the Fund also would be subject to the risk that the party selling the participation interest would not remit the Fund’s pro rata share of loan payments to the Fund. It may also be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition.
Macro Strategy Risk. The profitability of any macro program depends primarily on the ability of its manager to predict derivative contract price movements to implement investment ideas regarding macroeconomic trends. Price movements for commodity interests are influenced by, among other things: changes in interest rates; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; weather and climate conditions; natural disasters, such as hurricanes; changing supply and demand relationships; changes in balances of payments and trade; U.S. and international rates of inflation and deflation; currency devaluations and revaluations; U.S. and international political and economic events; and changes in philosophies and emotions of market participants. The manager’s trading methods may not take all of these factors into account.
The global macro programs to which the Fund’s investments are exposed typically use derivative financial instruments that are actively traded using a variety of strategies and investment techniques that involve significant risks. The derivative financial instruments traded include commodities, currencies, futures, options and forward contracts and other derivative instruments that have inherent leverage and price volatility that result in greater risk than instruments used by typical mutual funds, and the systematic programs used to trade them may rely on proprietary investment strategies that are not fully disclosed, which may in turn result in risks that are not anticipated.
Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. The value of Fund investments may fall or fail to rise because of a variety of actual or perceived factors affecting an issuer (e.g., an unfavorable earnings report), the industry or sector in which it operates, or the market as a whole, which may reduce the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or long periods. The market values of the investments the Fund holds can be affected by changes or potential or perceived changes in U.S. or foreign economies, financial markets, interest rates and the liquidity of these investments, among other factors. In addition, as the share of assets invested in passive index-based strategies increases, price correlations among the securities included in an index may increase and the market value of securities, including those included in one or more market indices, may become less correlated with their underlying values. Because index-based strategies
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generally buy or sell securities based solely on their inclusion in an index, securities prices may rise or fall based on whether money is flowing into or out of these strategies rather than based on an analysis of the securities’ underlying values. This valuation disparity could lead to increased price volatility for individual securities, and the market as a whole, which may result in Fund losses.
Master Limited Partnership Risk. Investments in securities (units) of master limited partnerships involve risks that differ from an investment in common stock. Holders of these units have more limited rights to vote on matters affecting the partnership. These units may be subject to cash flow and dilution risks. There are also certain tax risks associated with such an investment. In particular, the Fund’s investment in master limited partnerships can be limited by the Fund’s intention to qualify as a regulated investment company for U.S. federal income tax purposes, and can limit the Fund’s ability to so qualify. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments. In addition, there are risks related to the general partner’s right to require unit holders to sell their common units at an undesirable time or price.
Mid-Cap Company Securities Risk. Securities of mid-capitalization companies (mid-cap companies) can, in certain circumstances, have more risk than securities of larger capitalization companies (larger companies). For example, mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller and generally less experienced management teams. Securities of mid-cap companies may trade less frequently and in smaller volumes and may fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be difficult and result in Fund investment losses that would affect the value of your investment in the Fund. In addition, some mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.
Model and Technology Risk. Investment strategies or programs that are fundamentally dependent on proprietary or licensed technology, such as, among other things, hardware, software, model-based strategies, data gathering systems, order execution, and trade allocation systems, and/or risk management systems may not be successful on an ongoing basis or could contain errors, omissions, imperfections, or malfunctions. Any such errors, imperfections or limitations in a model could affect the ability of the manager to implement strategies. Despite testing, monitoring and independent safeguards, these errors may result in, among other things, execution and allocation failures and failures to properly gather, organize and analyze amounts of data from third parties and other external sources. More specifically, as it is not possible or practicable for a manager to factor all relevant, available data into quantitative model forecasts and/or trading decisions, managers (and/or affiliated licensors of such data) will use their discretion to determine what data to gather with respect to an investment strategy and what subset of that data the models will take into account to produce forecasts that may have an impact on ultimate trading decisions, all of which may have a negative effect on the Fund.
Errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. A manager (and/or the licensor of the models or technology) may detect certain errors that it chooses, in its sole discretion, not to address or fix. By necessity, models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Moreover, an increasing number of market participants may rely on models that are similar to those used by a manager (or an affiliate of a manager), which may result in a substantial number of market participants taking the same action with respect to an investment. Should one or more of these other market participants begin to divest themselves of one or more portfolio investments, the Fund could suffer losses. Additionally, shareholders should be aware that there is no guarantee that a manager that uses quantitative techniques will use any specific data or type of data in generating forecasts or making trading decisions on behalf of the Fund, nor is there any guarantee that the data actually utilized in generating forecasts or making trading decisions on behalf of the Fund will be (i) the most accurate data available or (ii) free from errors.
Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. To the extent these fees and expenses, along with the fees and expenses of any
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other funds in which the Fund may invest, are expected to equal or exceed 0.01% of the Fund’s average daily net assets, they will be reflected in the Annual Fund Operating Expenses set forth in the table under “Fees and Expenses of the Fund.” By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective. The Fund, through its investment in the money market fund, may not achieve its investment objective. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Because a decision to impose or not impose such liquidity fees and/or redemption gates on an affiliated money market fund may negatively impact any Funds that invest in it, all to which the Investment Manager and Board may also owe a fiduciary duty, any recommendation by the Investment Manager or decision by the Board with respect to such fees or gates on the affiliated money market fund may present potential conflicts of interest to the Investment Manager and the Board. The Board of the affiliated money market fund, for example, could be conflicted by a determination to not impose such fees and/or gates at a time when, if implemented, the other Columbia Funds could potentially experience negative impacts, while not imposing such fees and/or gates could potentially result in a negative impact to the affiliated money market fund. Any decisions by the Board to favor such fees and/or gates could result in reduced or limited investments in the affiliated money market fund by the other Columbia Funds, which may lead to increased affiliated money market fund expenses (which would be borne by the remaining Fund investors).
If a liquidity fee or redemption gate is imposed, an investing Columbia Fund may have to sell other investments at less than opportune times rather than using the cash invested in the money market fund to meet shareholder redemptions. The Investment Manager, as a result of any such fees and/or gates on an affiliated money market fund (or the potential imposition thereof, recognizing that the Investment Manager will be aware of the affiliated money market fund’s liquid assets position), may determine to not invest the other Columbia Funds’ assets in the affiliated money market fund, and potentially be forced to invest in more expensive, lower-performing investments.
Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Mortgage-backed securities represent interests in, or are backed by, pools of mortgages from which payments of interest and principal (net of fees paid to the issuer or guarantor of the securities) are distributed to the holders of the mortgage-backed securities. Other types of asset-backed securities typically represent interests in, or are backed by, pools of receivables such as credit, automobile, student and home equity loans. Mortgage- and other asset-backed securities can have a fixed or an adjustable rate. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage- and other asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making them more volatile and more sensitive to changes in interest rates. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed (i) by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or (ii) by its agencies, authorities, enterprises or instrumentalities (in the case of securities guaranteed by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC)), which are not insured or guaranteed by the U.S. Government (although FNMA and FHLMC may be able to access capital from the U.S. Treasury to meet their obligations under such securities). Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various credit enhancements, such as pool insurance, guarantees issued by governmental entities, letters of credit from a bank or senior/subordinated structures, and may entail greater risk than obligations guaranteed by the U.S. Government, whether or not such obligations are guaranteed by the private issuer.
Multi-Strategy Risk. The multi-strategy approach employed by the Fund involves special risks, which include the risk that investment decisions, at the Fund or the underlying fund level, may conflict with each other; for example, at any particular time, one manager may be purchasing shares of an issuer whose shares are being sold by another manager. Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result. Also, managers may use proprietary or licensed investment strategies that are based on considerations and factors that are not fully disclosed to the Fund or other investors.
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Moreover, consistent with the Fund’s investment objectives, these proprietary or licensed investment strategies, which may include quantitative mathematical models or systems, may be changed or refined over time. A manager (or the licensor of the strategies used by the manager) may make certain changes to the strategies the manager has previously used, may not use such strategies at all (or the manager’s license may be revoked), or may use additional strategies, where such changes or discretionary decisions, and the reasons for such changes or decisions, are also not disclosed to the Fund or other investors. These strategies may involve risks under some market conditions that are not anticipated by the Investment Manager or the Fund.
Municipal Securities Risk. Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility, and include obligations of the governments of the U.S. territories, commonwealths and possessions such as Guam, Puerto Rico and the U.S. Virgin Islands to the extent such obligations are exempt from state and U.S. federal income taxes. The value of municipal securities can be significantly affected by actual or expected political and legislative changes at the federal or state level. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. The amount of publicly available information for municipal issuers is generally less than for corporate issuers.
Issuers in a state, territory, commonwealth or possession in which the Fund invests may experience significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled such as social conflict or unrest, labor disruption and natural disasters. Such financial difficulties may lead to credit rating downgrade(s) of such issuers which, in turn, could affect the market values and marketability of many or all municipal obligations of issuers in such state, territory, commonwealth or possession. The value of the Fund’s shares will be negatively impacted to the extent it invests in such securities. Securities issued by Puerto Rico and its agencies and instrumentalities have been subject to multiple credit downgrades as a result of Puerto Rico's ongoing fiscal challenges and uncertainty about its ability to make full repayment on these obligations. These challenges and uncertainties have been exacerbated by hurricane Maria and the resulting natural disaster in Puerto Rico. Additionally, recent statements by government officials regarding management of the recovery burden may increase price volatility and the risk that Puerto Rican municipal securities held by the Fund will lose value. Even prior to the recent natural disaster, certain issuers of Puerto Rican municipal securities had failed to make payments on obligations when due, and additional missed payments or defaults are likely to occur in the future. In May 2017, Puerto Rico filed in U.S. federal court to commence a debt restructuring process similar to that of a traditional municipal bankruptcy under a new federal law for insolvent U.S. territories, called Promesa. However, Puerto Rico's case will be the first ever heard under Promesa for which there is no existing body of court precedent. Accordingly, Puerto Rico's debt restructuring process could take significantly longer than recent municipal bankruptcy proceedings adjudicated pursuant to Chapter 9 of the U.S. Bankruptcy Code. It is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the Commonwealth. A debt restructuring could reduce the principal amount due, the interest rate, the maturity and other terms of Puerto Rico municipal securities, which could adversely affect the value of Puerto Rico municipal securities. To the extent a Fund invests in these securities, such developments could adversely impact the Fund's performance. The Fund’s annual and semiannual reports show the Fund’s investment exposures at a point in time. The risk of investing in the Fund is directly correlated to the Fund’s investment exposures.
The Fund’s investments in municipal securities may include securities of issuers in the health care sector, which subjects the Fund’s investments to the risks associated with that sector, including the risk of regulatory action or policy changes by numerous governmental agencies and bodies, including federal, state, and local governmental agencies, as well as requirements imposed by private entities, such as insurance companies. A major source of revenue for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions, demand for services, expenses (including, among others, malpractice insurance premiums) and competition among health care providers. Additional factors also may adversely affect health care facility operations, such as adoption of legislation proposing a national health insurance program, other state or local health care reform measures, medical and technological advances that
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alter the need for or cost of health services or the way in which such services are delivered, changes in medical coverage that alter the traditional fee-for-service revenue stream, and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.
The Fund’s investments in municipal securities may include transportation-related municipal bonds which may be used to finance projects including construction, maintenance and operations of non-toll and toll-backed roads, bridges, tunnels, railways, airports, seaports and other transportation systems. Transportation-related municipal bonds may be fully or partially backed by taxes, fees, tolls, or other sources of revenue. Investment in transportation-related municipal bonds may subject the Fund to the certain risks, including, but not limited to, the risk of insufficient or declining revenues from the sources backing the bonds, contractor non-performance or underperformance and unexpectedly higher construction, fuel or other costs.
Opportunistic Investing Risk. Undervalued securities involve the risk that they may never reach their expected full market value, either because the market fails to recognize the security's intrinsic worth or the expected value was misgauged. Undervalued securities also may decline in price even though the Investment Manager believes they are already undervalued. Turnaround companies may never improve their fundamentals, may take much longer than expected to improve, or may improve much less than expected. Development stage companies could fail to develop and deplete their assets, resulting in large percentage losses.
Preferred Stock Risk. Preferred stock is a type of stock that generally pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include issuer risk, market risk and interest rate risk (i.e., the risk of losses attributable to changes in interest rates).
Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be called as expected. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. In the case of mortgage- or other asset-backed securities, as interest rates decrease or spreads narrow, the likelihood of prepayment increases. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund's investments are locked in at a lower interest rate for a longer period of time, the portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads.
Quantitative Model Risk. The Fund may use quantitative methods to select investments. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. Any errors or imperfections in the quantitative analyses or models, or in the data on which they are based, could adversely affect the effective use of such analyses or models, which in turn could adversely affect the Fund’s performance. It is not possible or practicable for a quantitative manager to factor all relevant, available data into quantitative model forecasts and/or trading decisions. Quantitative managers will use their discretion to determine what data to gather with respect to an investment strategy and what data the models will take into account to produce forecasts that may have an impact on ultimate trading decisions. Shareholders should be aware that there is no guarantee that a quantitative manager will use any specific data or type of data in making trading decisions on behalf of the Fund, nor is there any guarantee that the data actually utilized in generating forecasts or making trading decisions on behalf of the Fund will be the most accurate data available or free from errors. There can be no assurance that these methodologies will enable the Fund to achieve its objective.
Real Estate-Related Investment Risk. Investments in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt
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or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.
Redemption Risk. The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.
Regulatory Risk — Alternative Investments. Legal, tax, and regulatory developments may adversely affect the Fund and its investments. The regulatory environment for the Fund and certain of its investments is evolving, and changes in the regulation of investment funds, their managers, and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s or others’ interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund. There has been an increase in governmental, as well as self-regulatory, scrutiny of the investment industry in general and the alternative investment industry in particular. It is impossible to predict what, if any, changes in regulations may occur, but any regulation that restricts the ability of the Fund or any underlying funds or other investments to trade in securities or other instruments or the ability of the Fund or underlying funds to employ, or brokers and other counterparties to extend, credit in their trading (as well as other regulatory changes that result) could have a material adverse impact on the Fund’s performance.
Shareholders should understand that the Fund’s business is dynamic and is expected to change over time. Therefore, the Fund and its underlying investments may be subject to new or additional regulatory constraints in the future. Such regulations may have a significant impact on shareholders or the operations of the Fund, including, without limitation, restricting the types of investments the Fund may make, preventing the Fund from exercising its voting rights with regard to certain financial instruments, requiring the Fund to disclose the identity of its investors or otherwise. To the extent the Fund or its underlying investments are subject to such regulation, such regulations may have a detrimental effect on one or more shareholders. Prospective investors are encouraged to consult their own advisors regarding an investment in the Fund.
Regulatory Risk — Money Market Funds. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.
Repurchase Agreements Risk. Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of your investment in the Fund to decline.
Reverse Repurchase Agreements Risk. Reverse repurchase agreements are agreements in which a Fund sells a security to a counterparty, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at a mutually agreed upon price and time. Reverse repurchase agreements carry the risk that the market value of the security sold by the Fund may decline below the price at which the Fund must repurchase the security. Reverse repurchase agreements also may be viewed as a form of borrowing, and borrowed assets used for investment creates leverage risk. Leverage can create an interest expense that may lower the Fund's overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that this strategy will be successful.
Rule 144A and Other Exempted Securities Risk. The Fund may invest in privately placed and other securities or instruments exempt from SEC registration (collectively “private placements”), subject to liquidity and other regulatory restrictions. In the U.S. market, private placements are typically sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Fund might be unable to dispose of them promptly or at reasonable prices, subjecting the Fund to liquidity risk. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Even if determined to be liquid, the Fund’s holdings of private placements may increase the level of Fund illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. The Fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Additionally, the purchase price and subsequent valuation of private placements typically reflect a discount, which may be significant, from the market price of
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comparable securities for which a more liquid market exists. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering is not filed with the SEC. Further, issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect the Fund’s ability to dispose of the security.
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within a sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
Sector Risk — Consumer Discretionary/Staples Sector Investments. To the extent a Fund concentrates its investments in companies in the consumer discretionary and staples sectors, it may be more susceptible to the particular risks that may affect companies in that sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary and staples sectors are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, currency exchange rates, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes. Companies in these sectors may be subject to competitive forces (including competition brought by an influx of foreign brands), which may also have an adverse impact on their profitability. These sectors may be strongly affected by fads, marketing campaigns, changes in demographics and consumer preferences, and other economic or social factors affecting consumer demand. Governmental regulation, including price controls and regulations on packaging, labeling, competition, and certification, may affect the profitability of certain companies invested in by the Fund. Companies operating in these sectors may also be adversely affected by government and private litigation.
Sector Risk — Energy Sector Investments. To the extent a Fund concentrates its investments in companies in the energy sector, it may be more susceptible to the particular risks that may affect companies in that sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the energy sector are subject to certain risks, including legislative or regulatory changes, adverse market conditions and increased competition. Performance of such companies may be affected by factors including, among others, fluctuations in energy prices and supply and demand of energy fuels, energy conservation, the success of exploration projects, local and international politics, and events occurring in nature. For instance, natural events (such as earthquakes, hurricanes or fires in prime natural resources areas) and political events (such as government instability or military confrontations) can affect the value of companies involved in business activities in the energy sector. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The energy sector may also be affected by economic cycles, rising interest rates, high inflation, technical progress, labor relations, legislative or regulatory changes, local and international politics, and adverse market conditions.
Sector Risk — Financial Services Sector Investments. To the extent a Fund concentrates its investments in companies in the financial services sector, it may be more susceptible to the particular risks that may affect companies in that sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Sector Risk — Health Care Sector Investments. To the extent a Fund concentrates its investments in companies in the health care sector, it may be more susceptible to the particular risks that may affect companies in that sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Sector Risk — Industrials Sector Investments. To the extent a Fund concentrates its investments in companies in the industrials sector, it may be more susceptible to the particular risks that may affect companies in that sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks,
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including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Sector Risk — Materials Investments. To the extent a Fund concentrates its investments in companies in the materials sector, it may be more susceptible to the particular risks that may affect companies in the materials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the materials sector are subject to certain risks, including that many materials companies are significantly affected by the level and volatility of commodity prices, exchange rates, import controls, increased competition, environmental policies, consumer demand, and events occurring in nature. For instance, natural events (such as earthquakes, hurricanes or fires in prime natural resource areas) and political events (such as government instability or military confrontations) can affect the value of companies involved in business activities in the materials sector. Performance of such companies may be affected by factors including, among others, that at times worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, rising interest rates, high inflation, technical progress, labor relations, legislative or regulatory changes, local and international politics, and adverse market conditions. In addition, prices of, and thus the Fund’s investments in, precious metals are considered speculative and are affected by a variety of worldwide and economic, financial and political factors. Prices of precious metals may fluctuate sharply.
Sector Risk — Technology and Technology-Related Sector Investment Risk. To the extent a Fund concentrates its investments in companies in technology and technology related sectors, it may be more susceptible to the particular risks that may affect companies in those sectors, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Short Positions Risk. A Fund that establishes short positions introduces more risk to the Fund than a fund that only takes long positions (where the Fund owns the instrument or other asset) because the maximum sustainable loss on an instrument or other asset purchased (held long) is limited to the amount paid for the instrument or other asset plus the transaction costs, whereas there is no maximum price of the shorted instrument or other asset when purchased in the open market. Therefore, in theory, short positions have unlimited risk. The Fund’s use of short positions in effect “leverages” the Fund. Leverage potentially exposes the Fund to greater risks of loss due to unanticipated market movements, which may magnify losses and increase the volatility of returns. To the extent the Fund takes a short position in a derivative instrument or other asset, this involves the risk of a potentially unlimited increase in the value of the underlying instrument or other asset.
Small- and Mid-Cap Company Securities Risk. Securities of small- and mid-capitalization companies (small- and mid-cap companies) can, in certain circumstances, have a higher potential for gains than securities of larger, more established companies (larger companies) but may also have more risk. For example, small- and mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small- and mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller and generally less experienced management teams. Securities of small- and mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small- and mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Fund investment losses that would affect the value of your investment in the Fund. In addition, some small- and mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.
Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.
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With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis and that has led to defaults and the restructuring of certain indebtedness to the detriment of debtholders. Sovereign debt risk is increased for emerging market issuers.
Special Situations Risk. Securities of companies that are involved in an initial public offering or a major corporate event, such as a business consolidation or restructuring, may be exposed to heightened risk because of the high degree of uncertainty that can be associated with such events. Securities issued in initial public offerings often are issued by companies that are in the early stages of development, have a history of little or no revenues and may operate at a loss following the offering. It is possible that there will be no active trading market for the securities after the offering, and that the market price of the securities may be subject to significant and unpredictable fluctuations. Initial public offerings are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent the Fund determines to invest in initial public offerings, it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an initial public offering are available to the Fund. The investment performance of the Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do so. Securities purchased in initial public offerings which are sold within 12 months after purchase may result in increased short-term capital gains, which will be taxable to the Fund’s shareholders as ordinary income. Certain “special situation” investments are investments in securities or other instruments that are determined to be illiquid or lacking a readily ascertainable fair value. Certain special situation investments prevent ownership interests therein from being withdrawn until the special situation investment, or a portion thereof, is realized or deemed realized, which may negatively impact Fund performance. Investing in special situations may have a magnified effect on the performance of funds with small amounts of assets.
Stripped Securities Risk. Stripped securities are the separate income or principal components of debt securities. These securities are particularly sensitive to changes in interest rates, and therefore subject to greater fluctuations in price than typical interest bearing debt securities. For example, stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities, and stripped treasury securities have greater interest rate risk than traditional government securities with identical credit ratings.
Terrorism, War, Natural Disaster and Epidemic Risk. Terrorism, war, military confrontations and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as widespread disease and virus epidemics, can be highly disruptive to economies and markets, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments.
U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or may be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Valuation Risk. The sales price the Fund (or an underlying fund or other investment vehicle) could receive for any particular investment may differ from the Fund’s (or an underlying fund’s or other investment vehicle’s) valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology that produces an estimate of the fair value of the security/instrument, which may prove to be inaccurate. Investors who purchase or redeem Fund shares on days when the Fund is holding securities or other instruments (or holding shares of underlying funds or other investment vehicles that have fair-valued securities or other instruments in their portfolios) may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund (or underlying fund or other investment vehicle) had not fair-valued the security or instrument or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before the Fund determines its NAV.
Warrants and Rights Risk. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with
Statement of Additional Information – May 1, 2018	82

them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants are subject to the risks associated with the security underlying the warrant, including market risk. Warrants may expire unexercised and subject the Fund to liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price), which may result in Fund losses. Rights are available to existing shareholders of an issuer to enable them to maintain proportionate ownership in the issuer by being able to buy newly issued shares. Rights allow shareholders to buy the shares below the current market price. Rights are typically short-term instruments that are valued separately and trade in the secondary market during a subscription (or offering) period. Holders can exercise the rights and purchase the stock, sell the rights or let them expire. Their value, and their risk of investment loss, is a function of that of the underlying security.
Zero-Coupon Bonds Risk. Zero-coupon bonds are bonds that do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount and their values may fluctuate more than the values of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and affects the amounts distributed to its shareholders, which may cause the Fund to sell investments to obtain cash to make income distributions to shareholders, including at times when it may not be advantageous to do so.
Auditor Independence Risk. The Fund prepares financial statements in accordance with U.S. generally accepted accounting principles and has engaged PwC to serve as the independent accountant to the Fund. As the Fund’s independent accountant, PwC must meet regulatory requirements relating to independence, including the SEC’s auditor independence rules which prohibit accounting firms from having certain financial relationships with their audit clients and affiliated entities. Specifically, as interpreted by SEC staff, under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the Loan Rule), an accounting firm would not be considered independent if it receives a loan from a lender or an affiliate of a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” PwC has advised the Audit Committee of the Board that PwC and certain of its affiliates have loans from lenders who are also record owners of more than 10% of the shares issued by several funds in the Columbia Funds Complex or certain other entities within the Ameriprise Financial investment company complex.
On June 20, 2016, the SEC staff issued a “no-action” letter (the First Loan Rule No-Action Letter) confirming that it would not recommend that the SEC commence enforcement action against a fund that continues to fulfill its regulatory requirements under the federal securities laws by using audit services performed by an audit firm that is not in compliance with the Loan Rule, provided that: (1) the audit firm has complied with Public Company Accounting Oversight Board (PCAOB) Rule 3526(b)(1) and 3526(b)(2) or, with respect to any fund or entity to which Rule 3526 does not apply, has provided substantially equivalent communications; (2) the audit firm’s non-compliance under the First Loan Rule is limited to certain lending relationships; and (3) notwithstanding such non-compliance, the audit firm has concluded that it is objective and impartial with respect to the issues encompassed within its engagement. Although the First Loan Rule No-Action Letter was issued to one fund complex, it is generally available to other fund complexes. On September 22, 2017, the SEC staff issued a second “no-action” letter (together with the First Loan Rule No-Action Letter, the “Loan Rule No Action Letter”) extending the relief under the Loan Rule No-Action Letter indefinitely.
After evaluating the facts and circumstances related to the Loan Rule and PwC’s lending relationships, PwC advised the Audit Committee of the Board that (1) PwC is independent with respect to the Fund, within the meaning of PCAOB Rule 3520, (2) PwC has concluded that it is objective and impartial with respect to the issues encompassed within its engagement, including the audit of the Fund’s financial statements, and (3) PwC believes that it can continue to serve as the Fund’s independent registered public accounting firm. It is the Fund’s understanding that issues under the Loan Rule affect other major accounting firms and many mutual fund complexes. It is anticipated that an ultimate resolution of the issues under the Loan Rule will be achieved; however, if PwC were determined not to be independent or the Fund were unable to rely on the Loan Rule No-Action Letter or some form of exemptive relief, among other things, the financial statements audited by PwC may have to be audited by another independent registered public accounting firm and the Fund could incur additional expense and other burdens on its operations.
Certain of the risks described above in this SAI may also apply, directly or indirectly, to the Investment Manager and any investment subadviser and their affiliates, which may negatively impact their respective abilities to provide services to the Funds, potentially resulting in losses to the Fund or other consequences.
Borrowings
In general, pursuant to the 1940 Act, a Fund may borrow money only from banks in an amount not exceeding 33 1⁄3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1⁄3% limitation.
Statement of Additional Information – May 1, 2018	83

The Trust, on behalf of the Funds, has entered into a revolving credit facility agreement (the Credit Agreement) with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank N.A. and HSBC Bank USA, N.A. whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 8, 2015 amendment, the Credit Agreement, which is a collective agreement between the Funds and certain other funds managed by the Investment Manager (collectively, the Participating Funds), severally and not jointly, permits the Participating Funds to borrow up to an aggregate commitment amount of $1 billion (the Commitment Limit) at any time outstanding, subject to asset coverage and other limitations as specified in the Credit Agreement. A Fund may borrow up to the maximum amount allowable under its current Prospectus and this SAI, subject to various other legal, regulatory or contractual limits. Borrowing results in interest expense and other fees and expenses for a Fund that may impact that Fund’s expenses, including any net expense ratios. The costs of borrowing may reduce a Fund's return. If a Fund borrows pursuant to the Credit Agreement, that Fund is charged interest at a variable rate. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility. The availability of assets under the Credit Agreement can be affected by other Participating Funds’ borrowings under the agreement. As such, a Fund may be unable to borrow (or borrow further) under the Credit Agreement if the Commitment Limit has been reached.
Lending of Portfolio Securities
To generate additional income, a Fund may lend up to 33%, or such lower percentage specified by the Fund or Investment Manager, of the value of its total assets (including securities out on loan) to broker-dealers, banks or other institutional borrowers of securities. JPMorgan serves as lending agent (the Lending Agent) to the Funds pursuant to a securities lending agreement (the Securities Lending Agreement) approved by the Board. Under the Securities Lending Agreement, the Lending Agent loans Fund securities to approved borrowers pursuant to borrower agreements in exchange for collateral at least equal in value to the loaned securities, marked to market daily. Collateral may consist of cash, securities issued by the U.S. Government or its agencies or instrumentalities (collectively, “U.S. Government securities”) or such other collateral as may be approved by the Board. For loans secured by cash, the Fund retains the interest earned on cash collateral, but the Fund is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. Government securities, the borrower pays a borrower fee to the Lending Agent on behalf of the Fund.
If the market value of the loaned securities goes up, the Fund will require additional collateral from the borrower. If the market value of the loaned securities goes down, the borrower may request that some collateral be returned. During the existence of the loan, the Fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts.
Loans are subject to termination by a Fund or a borrower at any time. A Fund may choose to terminate a loan in order to vote in a proxy solicitation, as described in this SAI under Investment Management and Other Services – Proxy Voting Policies and Procedures – General.
Securities lending involves counterparty risk, including the risk that a borrower may not provide sufficient or any collateral when required or may not return the loaned securities, timely or at all. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or the Lending Agent defaults or fails financially. This risk is increased if a Fund’s loans are concentrated with a single borrower or limited number of borrowers. There are no limits on the number of borrowers a Fund may use and a Fund may lend securities to only one or a small group of borrowers. Funds participating in securities lending also bear the risk of loss in connection with investments of cash collateral received from the borrowers. Cash collateral may only be invested in short-term, highly liquid obligations, and in accordance with investment guidelines contained in the Securities Lending Agreement and approved by the Board. Some or all of the cash collateral received in connection with the securities lending program may be invested in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Lending Agent (or its affiliates). The Lending Agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the Lending Agent may receive asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the Lending Agent (or its affiliates) and the Fund with respect to the management of such cash collateral. To the extent that the value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. The Lending Agent will indemnify a fund from losses resulting from a borrower’s failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any loss incurred by the Funds in connection with the securities lending program.
The Funds currently do not participate in the securities lending program, but the Board may determine to renew participation in the future.
Statement of Additional Information – May 1, 2018	84

Interfund Lending
Pursuant to an exemptive order granted by the SEC (the “Lending Order”), the Funds are authorized to enter into a master interfund lending agreement (the “Interfund Program”) with each other and certain other funds advised by the Investment Manager or its affiliates. For purposes of this subsection only, the term “Participating Fund” includes the Funds and any other fund advised by the Investment Manager that is subject to the Lending Order. Under the Interfund Program, each Participating Fund may lend money directly to and, other than closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes through the Interfund Program (each an “Interfund Loan”). Participating Funds issuing Interfund Loans are referred to below as “Borrowing Funds,” and Participating Funds acquiring Interfund Loans are referred to below as “Lending Funds.” All Interfund Loans would consist only of uninvested cash reserves that the Lending Fund otherwise could invest directly or indirectly in short-term repurchase agreements or other short-term instruments.
If a Participating Fund has outstanding bank borrowings, any Interfund Loan to the Participating Fund will: (i) be at an interest rate equal to or lower than the interest rate of any outstanding bank loan; (ii) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral; (iii) have a maturity no longer than any outstanding bank loan (and in any event not longer than seven days); and (iv) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Participating Fund, that event of default will automatically (without need for action or notice by the Lending Fund) constitute an immediate event of default under the interfund lending agreement, entitling the Lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the Borrowing Fund.
A Participating Fund may make an unsecured borrowing under the Interfund Program if its outstanding borrowings from all sources immediately after the borrowing under the Interfund Program are equal to or less than 10% of its total assets, provided that if the Participating Fund has a secured loan outstanding from any other lender, including but not limited to another Participating Fund, the Participating Fund’s borrowing under the Interfund Program will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Participating Fund’s total outstanding borrowings immediately after borrowing under the Interfund Program exceed 10% of its total assets, the Participating Fund may borrow under the Interfund Program on a secured basis only. A Participating Fund may not borrow under the Interfund Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by a Participating Fund’s fundamental restriction or non-fundamental policy.
No Participating Fund may lend to another Participating Fund through the Interfund Program if the loan would cause the Lending Fund’s aggregate outstanding loans under the Interfund Program to exceed 15% of its current net assets at the time of the loan. A Participating Fund’s Interfund Loans to any one Participating Fund may not exceed 5% of the Lending Fund’s net assets at the time of the loan. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days. Interfund Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this limitation. Each Interfund Loan may be called on one business day’s notice by a Lending Fund and may be repaid on any day by a Borrowing Fund.
The limitations described above and the other conditions of the Lending Order are designed to minimize the risks associated with Interfund Lending for both the Lending Fund and the Borrowing Fund. However, no borrowing or lending activity is without risk. When a Participating Fund borrows money from another Participating Fund under the Interfund Program, there is a risk that the Interfund Loan could be called on one day’s notice, in which case the Borrowing Fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another Participating Fund. Interfund Loans are subject to the risk that the Borrowing Fund could be unable to repay the loan when due, and a delay in repayment to a Lending Fund could result in a lost opportunity or additional lending costs for the Lending Fund. No Participating Fund may borrow more than the amount permitted by its investment restrictions. Because the Investment Manager provides investment management services to both the Lending Fund and the Borrowing Fund, the Investment Manager may have a potential conflict of interest in determining that an Interfund Loan is comparable in credit quality to other high quality money market instruments. The Participating Funds have adopted policies and procedures that are designed to manage potential conflicts of interest, but the administration of the Interfund Program may be subject to such conflicts.
Statement of Additional Information – May 1, 2018	85

INVESTMENT MANAGEMENT AND OTHER SERVICES
The Investment Manager and Subadvisers
Columbia Management Investment Advisers, LLC, located at 225 Franklin Street, Boston, MA 02110, is the investment manager of the Funds as well as for other funds in the Columbia Funds Complex. The Investment Manager is a wholly-owned subsidiary of Ameriprise Financial, which is located at 1099 Ameriprise Financial Center, Minneapolis, MN 55474. Ameriprise Financial is a holding company, which primarily conducts business through its subsidiaries to provide financial planning, products and services that are designed to be utilized as solutions for clients’ cash and liquidity, asset accumulation, income, protection and estate and wealth transfer needs.
The Investment Manager and its investment advisory affiliates (Affiliates or Participating Affiliates) around the world may coordinate in providing services to their clients. Such coordination may include functional leadership of the business (the “Global” business). From time to time the Investment Manager (or any affiliated investment subadviser to the Funds, as the case may be) may engage its Affiliates or Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading, and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Funds. These Affiliates or Participating Affiliates will provide services to the Investment Manager (or any affiliated investment subadviser to the Funds as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Funds will pay no additional fees and expenses as a result of any such arrangements. These Affiliates or Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators in their home jurisdictions and, where required, the SEC and the CFTC in the United States.
Pursuant to some of these arrangements, certain employees of these Affiliates or Participating Affiliates may serve as “associated persons” of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Funds' prospectuses and this SAI may provide such services to the Funds on behalf of the Investment Manager.
Services Provided
Each Fund has entered into the Management Agreement with the Investment Manager, effective as of the date set forth in the Management Agreement Fee Schedule table in the Management Agreement Fee Rates section below (the Management Agreement Effective Date). Under the Management Agreement, the Investment Manager has contracted to, subject to general oversight by the Board, manage and supervise the day-to-day operations and business affairs of the Funds. In this role, the Investment Manager furnishes each such Fund with investment research and advice and all of the services necessary for, or appropriate to, the business and effective operation of each Fund that are not (a) provided by employees or other agents engaged by the Fund or (b) required to be provided by any person pursuant to any other agreement or arrangement with the Fund. Under the Management Agreement, any liability of the Investment Manager to the Trust, a Fund and/or its shareholders is limited to situations involving the Investment Manager’s own willful misfeasance, bad faith, negligence in the performance of its duties or reckless disregard of its obligations and duties.
The Management Agreement may be terminated with respect to a Fund at any time on 60 days’ written notice by the Investment Manager or by the Board or by a vote of a majority of the outstanding voting securities of a Fund. The Management Agreement will automatically terminate upon any assignment thereof, will continue in effect for two years from its initial effective date and thereafter will continue from year to year with respect to a Fund only so long as such continuance is approved at least annually (i) by the Board or by a vote of a majority of the outstanding voting securities of a Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Investment Manager or the Trust, cast in person at a meeting called for the purpose of voting on such approval.
The Investment Manager pays all compensation of the Trustees and officers of the Trust who are employees of the Investment Manager or its affiliates, except for the Chief Compliance Officer, a portion of whose salary is paid by the Columbia Funds (excluding those Funds that pay a Unitary Fee, as defined below). Except to the extent expressly assumed by the Investment Manager and except to the extent required by law to be paid or reimbursed by the Investment Manager, the Investment Manager does not have a duty to pay any Fund operating expenses incurred in the organization and operation of a Fund, including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Fund pays the cost of printing and mailing Fund prospectuses to shareholders.
The Investment Manager, at its own expense, provides office space, facilities and supplies, equipment and personnel for the performance of its functions under each Fund’s Management Agreement.
Statement of Additional Information – May 1, 2018	86

Management Agreement Fee Rates
Each Fund set forth in the table below, unless otherwise noted, pays the Investment Manager an annual fee for its management services, as set forth in the Management Agreement and the table below, as of the date specified in the Management Agreement Effective Date column. The fee is calculated as a percentage of the daily net assets of each Fund and is paid monthly. The Investment Manager and/or its affiliates may from time to time waive fees and/or reimburse certain Fund expenses. See the Funds’ prospectuses for more information.
Management Agreement Fee Schedule
Fund	Assets (millions)	Annual rate at each asset level	Management Agreement Effective Date
Alternative Beta Fund(a)	$0 - $500	0.960%	10/1/2016
	>$500 - $1,000	0.955%
	>$1,000 - $3,000	0.950%
	>$3,000 - $12,000	0.940%
	>$12,000	0.930%
AMT-Free Intermediate Muni Bond Fund	$0 - $500	0.480%	3/1/2016
Tax-Exempt Fund	>$500 - $1,000	0.475%	12/1/2015
U.S. Social Bond Fund(b)	>$1,000 - $2,000	0.445%	12/1/2015
	>$2,000 - $3,000	0.420%
	>$3,000 - $6,000	0.385%
	>$6,000 - $9,000	0.360%
	>$9,000 - $10,000	0.350%
	>$10,000 - $12,000	0.340%
	>$12,000 - $15,000	0.330%
	>$15,000 - $24,000	0.320%
	>$24,000 - $50,000	0.300%
	>$50,000	0.290%
AMT-Free OR Intermediate Muni Bond Fund	$0 - $250	0.470%	12/1/2015
AMT-Free CT Intermediate Muni Bond Fund	>$250 - $500	0.465%	3/1/2016
AMT-Free MA Intermediate Muni Bond Fund	>$500 - $1,000	0.415%	3/1/2016
AMT-Free NY Intermediate Muni Bond Fund	>$1,000 - $3,000	0.380%	3/1/2016
Strategic CA Municipal Income Fund	>$3,000 - $6,000	0.340%	3/1/2016
Strategic NY Municipal Income Fund	>$6,000 - $7,500	0.330%	3/1/2016
	>$7,500 - $12,000	0.320%
	>$12,000	0.310%
Balanced Fund	$0 - $500	0.720%	1/1/2016
Dividend Income Fund	>$500 - $1,000	0.670%	10/1/2015
	>$1,000 - $1,500	0.620%
	>$1,500 - $3,000	0.570%
	>$3,000 - $6,000	0.550%
	>$6,000 - $12,000	0.530%
	>$12,000	0.520%
Bond Fund	$0 - $500	0.500%	9/1/2015
Corporate Income Fund	>$500 - $1,000	0.495%	9/1/2015
MM Total Return Bond Strategies Fund	>$1,000 - $2,000	0.480%	9/1/2015
Total Return Bond Fund	>$2,000 - $3,000	0.460%	9/1/2015
	>$3,000 - $6,000	0.450%
	>$6,000 - $7,500	0.430%
	>$7,500 - $9,000	0.415%
	>$9,000 - $12,000	0.410%
	>$12,000 - $20,000	0.390%
	>$20,000 - $24,000	0.380%
	>$24,000 - $50,000	0.360%
	>$50,000	0.340%
Contrarian Core Fund	$0 - $500	0.770%	1/1/2016
Global Dividend Opportunity Fund	>$500 - $1,000	0.720%	1/1/2016
Large Cap Growth Fund	>$1,000 - $1,500	0.670%	12/1/2015
MM Growth Strategies Fund	>$1,500 - $3,000	0.620%	12/1/2015
Select Large Cap Growth Fund	>$3,000 - $6,000	0.600%	8/1/2015
	>$6,000 - $12,000	0.580%
	>$12,000	0.570%
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Fund	Assets (millions)	Annual rate at each asset level	Management Agreement Effective Date
Disciplined Small Core Fund(c)	$0 - $500	0.850%	7/1/2017
	>$500 - $1,000	0.800%
	>$1,000 - $3,000	0.750%
	>$3,000 - $12,000	0.740%
	>$12,000	0.730%
Diversified Absolute Return Fund(a)	$0 - $500	1.180%	10/1/2015
	>$500 - $1,000	1.130%
	>$1,000 - $3,000	1.100%
	>$3,000 - $6,000	1.070%
	>$6,000 - $12,000	1.040%
	>$12,000	1.030%
Emerging Markets Fund(c)	$0 - $500	1.100%	7/1/2017
	>$500 - $1,000	1.060%
	>$1,000 - $1,500	0.870%
	>$1,500 - $3,000	0.820%
	>$3,000 - $6,000	0.770%
	>$6,000 - $12,000	0.720%
	>$12,000	0.700%
Global Energy and Natural Resources Fund	$0 - $1,000	0.750%	1/1/2016
	>$1,000 - $1,500	0.670%
	>$1,500 - $3,000	0.620%
	>$3,000 - $6,000	0.600%
	>$6,000	0.580%
Global Technology Growth Fund	$0 - $500	0.870%	1/1/2016
	>$500 - $1,000	0.820%
	>$1,000	0.770%
Greater China Fund	$0 - $1,000	0.950%	1/1/2016
Pacific/Asia Fund	>$1,000 - $1,500	0.870%	8/1/2015
	>$1,500 - $3,000	0.820%
	>$3,000 - $6,000	0.770%
	>$6,000	0.720%
HY Municipal Fund	$0 - $500	0.540%	10/1/2015
	>$500 - $1,000	0.535%
	>$1,000 - $2,000	0.505%
	>$2,000 - $3,000	0.480%
	>$3,000 - $6,000	0.445%
	>$6,000 - $7,500	0.420%
	>$7,500 - $10,000	0.410%
	>$10,000 - $12,000	0.400%
	>$12,000 - $15,000	0.390%
	>$15,000 - $24,000	0.380%
	>$24,000 - $50,000	0.360%
	>$50,000	0.340%
Mid Cap Growth Fund	$0 - $500	0.820%	1/1/2016
	>$500 - $1,000	0.770%
	>$1,000 - $1,500	0.720%
	>$1,500 - $3,000	0.670%
	>$3,000 - $12,000	0.660%
	>$12,000	0.650%
MM Alternative Strategies Fund(a)	$0 - $500	1.100%	1/1/2016
	>$500 - $1,000	1.050%
	>$1,000 - $3,000	1.020%
	>$3,000 - $6,000	0.990%
	>$6,000 - $12,000	0.960%
	> $12,000	0.950%
MM Directional Alternative Strategies Fund	All assets	1.60%	8/17/2016
Statement of Additional Information – May 1, 2018	88

Fund	Assets (millions)	Annual rate at each asset level	Management Agreement Effective Date
MM Small Cap Equity Strategies Fund(c)	$0 - $500	0.870%	7/1/2017
Small Cap Growth Fund I	>$500 - $1,000	0.820%	1/1/2016
Small Cap Value Fund I	>$1,000 - $3,000	0.770%	9/1/2015
	>$3,000 - $12,000	0.760%
	>$12,000	0.750%
Multi-Asset Income Fund	$0 - $500	0.660%	9/1/2015
	>$500 - $1,000	0.625%
	>$1,000 - $1,500	0.610%
	>$1,500 - $3,000	0.600%
	>$3,000 - $6,000	0.570%
	>$6,000 - $12,000	0.545%
	>$12,000	0.510%
Real Estate Equity Fund	$0 - $500	0.750%	5/1/2016
	>$500 - $1,000	0.745%
	>$1,000 - $1,500	0.720%
	>$1,500 - $3,000	0.670%
	>$3,000	0.660%
Solutions Aggressive Portfolio	All assets	0.00%	8/16/2017
Solutions Conservative Portfolio
Strategic Income Fund	$0 - $500	0.600%	3/1/2016
	>$500 - $1,000	0.590%
	>$1,000 - $2,000	0.575%
	>$2,000 - $3,000	0.555%
	>$3,000 - $6,000	0.530%
	>$6,000 - $7,500	0.505%
	>$7,500 - $9,000	0.490%
	>$9,000 - $10,000	0.481%
	>$10,000 - $12,000	0.469%
	>$12,000 - $15,000	0.459%
	>$15,000 - $20,000	0.449%
	>$20,000 - $24,000	0.433%
	>$24,000 - $50,000	0.414%
	>$50,000	0.393%
U.S. Treasury Index Fund(d)	All assets	0.400%	9/1/2015
Ultra Short Term Bond Fund(e)	All assets	0.250%	12/1/2015
(a) When calculating asset levels for purposes of determining fee breakpoints, asset levels are based on net assets of the Fund, including assets invested in any wholly-owned subsidiary advised by the Investment Manager (“Subsidiaries”). Fees payable by the Fund under this agreement shall be reduced by any management services fees paid to the Investment Manager by any Subsidiaries under separate management agreements with the Subsidiaries.
(b) Effective December 1, 2016, the fee schedule changed resulting in a fee rate decrease for all asset levels.
(c) Effective July 1, 2017, the fee schedule changed resulting in a fee rate decrease for all asset levels.
(d) The Investment Manager, from the management services fee it receives from the Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, taxes, interest, fees and expenses of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, Rule 12b-1 and/or shareholder servicing fees and any extraordinary non-recurring expenses that may arise, including litigation expenses.
(e) In return for the management services fee, the Investment Manager has agreed to pay all of the operating costs and expenses of the Fund other than Independent Trustees fees and expenses, including their legal counsel, auditing expenses, interest incurred on borrowing by the Fund, if any, portfolio transaction expenses, taxes and extraordinary expenses. This fee is sometimes referred to herein as the “Unitary Fee.” Any custody credits are applied to offset Fund expenses prior to determining the expenses the Investment Manager is required to bear; however, the Investment Manager bears any custodian overdraft charges. The Fund does not pay custodian or transfer agent fees because payment for such services is included in its Unitary Fee.
Statement of Additional Information – May 1, 2018	89

Adaptive Risk Allocation Fund. The Fund pays the Investment Manager a management services fee according to the following schedules:
Asset Category	Assets (millions)	Annual rate at each asset level	Management Agreement Effective Date

Category 1: Assets invested in affiliated mutual funds, exchange- traded funds and closed-end funds that pay a management services fee (or an investment management services fee, as applicable) to the Investment Manager.	$0 - $500	0.060%	10/1/2015
	>$500 - $1,000	0.055%
	>$1,000 - $3,000	0.050%
	>$3,000 - $12,000	0.040%
	>$12,000	0.030%
Category 2: Assets invested in exchange-traded funds and mutual funds that are not managed by the Investment Manager or its affiliates.	$0 - $500	0.160%
	>$500 - $1,000	0.155%
	>$1,000 - $3,000	0.150%
	>$3,000 - $12,000	0.140%
	>$12,000	0.130%
Category 3: Securities, instruments and other assets not described above, including without limitation affiliated mutual funds, exchange-traded funds and closed-end funds that do not pay a management services fee (or an investment management services fee, as applicable) to the Investment Manager, third party closed-end funds, derivatives and individual securities.	$0 - $500	0.760%
	>$500 - $1,000	0.745%
	>$1,000 - $1,500	0.730%
	>$1,500 - $3,000	0.720%
	>$3,000 - $6,000	0.690%
	>$6,000 - $12,000	0.665%
	>$12,000	0.630%
In no event shall the management services fee be negative even if the value of one of the categories is a negative amount (for instance, if the Fund’s liabilities exceed the value of assets in Category 3). Although the fee for each category is calculated separately and there is no negative management services fee, the Investment Manager currently intends to calculate the management services fee by reducing (but not below $0) any management services fee payable on one category by any negative management services fee in another category. The Investment Manager may change this calculation methodology at any time.
Adaptive Retirement Funds. The Investment Manager has implemented a schedule for the Adaptive Retirement Funds’ management services fees whereby each Fund pays (i) a 0.02% management services fee on its assets invested in affiliated underlying funds (including ETFs and closed-end funds) that pay a management services fee (or advisory services fee, as applicable) to the Investment Manager; and (ii) a 0.47% management services fee on its assets invested in any other securities or instruments, including any underlying fund that does not pay a management services fee (or advisory services fee) to the Investment Manager, such as the Solutions Series Funds.
Diversified Real Return Fund. The Investment Manager has implemented a schedule for Diversified Real Return Fund’s management services fees whereby the Fund pays (i) a 0.02% management services fee on its assets invested in affiliated funds (including ETFs and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager; and (ii) a 0.76% management services fee on its assets invested in ETFs and mutual funds that are not managed by the Investment Manager or its affiliates, securities, instruments and other assets not described above, including without limitation affiliated mutual funds, ETFs and closed-end mutual funds that do not pay a management services fee to the Investment Manager, third party closed-end funds, derivatives and individual securities.
Under the Management Agreement, each Fund that does not pay a Unitary Fee also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees and charges; fidelity bond premiums; certain legal fees; registration fees for shares; consultants’ fees; compensation of Board members, officers and employees not employed by the Investment Manager or its affiliates; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; interest and fee expense related to a Fund’s participation in inverse floater structures; and expenses properly payable by a Fund, approved by the Board.
Management Services Fees Paid. The table below shows the total management services fees paid by each Fund, as applicable, under the Management Agreement for the last three fiscal periods (net of management services fee waivers). Amounts shown for the first period that management services fees were paid for each Fund are for the period from the Fund’s Management Agreement Effective Date through the applicable fiscal year end. The table is organized by fiscal year end. For more information about fees waived or Fund expenses reimbursed by the Investment Manager, see Expense Limitations.
Statement of Additional Information – May 1, 2018	90

Management Services Fees
	Management Services Fees
	2017	2016	2015
For Funds with fiscal period ending January 31
Diversified Real Return Fund	$1,750	N/A	N/A
For Funds with fiscal period ending March 31
Adaptive Retirement 2020 Fund(a)	N/A	N/A	N/A
Adaptive Retirement 2025 Fund(b)	N/A	N/A	N/A
Adaptive Retirement 2030 Fund(a)	N/A	N/A	N/A
Adaptive Retirement 2035 Fund(b)	N/A	N/A	N/A
Adaptive Retirement 2040 Fund(a)	N/A	N/A	N/A
Adaptive Retirement 2045 Fund(b)	N/A	N/A	N/A
Adaptive Retirement 2050 Fund(a)	N/A	N/A	N/A
Adaptive Retirement 2055 Fund(b)	N/A	N/A	N/A
Adaptive Retirement 2060 Fund(a)	N/A	N/A	N/A
MM Growth Strategies Fund	15,336,414	$10,774,541	N/A
Pacific/Asia Fund	2,101,261	1,466,562	N/A
Select Large Cap Growth Fund	32,224,821	27,503,236	N/A
Solutions Aggressive Portfolio(c)	N/A	N/A	N/A
Solutions Conservative Portfolio(c)	N/A	N/A	N/A
For Funds with fiscal period ending April 30
Bond Fund	2,601,726	1,850,973	N/A
Corporate Income Fund	5,913,133	4,120,977	N/A
MM Directional Alternative Strategies Fund	8,637,630 (d)	N/A	N/A
Multi-Asset Income Fund	767,760	387,936	N/A
Small Cap Value Fund I	5,104,454	4,030,575	N/A
Total Return Bond Fund	13,987,904	10,476,193	N/A
U.S. Treasury Index Fund	3,182,138	1,480,882	N/A
For Funds with fiscal period ending May 31
Adaptive Risk Allocation Fund	8,000,497	2,017,753	N/A
Alternative Beta Fund	2,938,737	1,360,397	N/A
Diversified Absolute Return Fund	1,158,838	1,189,076	N/A
Dividend Income Fund	54,720,306	31,592,477	N/A
HY Municipal Fund	4,668,440	3,193,770	N/A
For Funds with fiscal period ending July 31
AMT-Free OR Intermediate Muni Bond Fund	2,152,358	1,434,255	N/A
Large Cap Growth Fund	22,327,952	14,487,605	N/A
Tax-Exempt Fund	17,289,123	11,938,008	N/A
U.S. Social Bond Fund	177,410	98,416	N/A
Ultra Short Term Bond Fund	4,331,299	2,387,448	N/A
For Funds with fiscal period ending August 31
Balanced Fund	37,000,407	18,729,563	N/A
Contrarian Core Fund	62,449,221	32,688,864	N/A
Disciplined Small Core Fund	2,120,260	1,772,071	N/A
Emerging Markets Fund	13,852,430	8,354,982	N/A
Statement of Additional Information – May 1, 2018	91

	Management Services Fees
	2017	2016	2015
Global Dividend Opportunity Fund	$4,563,064	$3,221,310	N/A
Global Energy and Natural Resources Fund	1,792,602	1,170,361	N/A
Global Technology Growth Fund	5,448,440	2,823,794	N/A
Greater China Fund	1,044,824	727,251	N/A
Mid Cap Growth Fund	13,635,837	9,262,706	N/A
MM Alternative Strategies Fund	6,656,052	5,482,144	N/A
MM Small Cap Equity Strategies Fund	8,560,553	7,075,706	N/A
MM Total Return Bond Strategies Fund	30,955,796	18,227,573	N/A
Small Cap Growth Fund I	3,547,326	2,314,637	N/A
Strategic Income Fund	15,719,912 (e)	10,820,358	N/A
For Funds with fiscal period ending October 31
AMT-Free CT Intermediate Muni Bond Fund	629,541	505,837	N/A
AMT-Free Intermediate Muni Bond Fund	9,519,597	7,342,461	N/A
AMT-Free MA Intermediate Muni Bond Fund	1,209,330	933,954	N/A
AMT-Free NY Intermediate Muni Bond Fund	1,183,001	920,201	N/A
Strategic CA Municipal Income Fund	2,411,432	1,731,638	N/A
Strategic NY Municipal Income Fund	1,028,510	713,605	N/A
For Funds with fiscal period ending December 31
Real Estate Equity Fund	3,484,436	2,757,449	N/A
(a)	The Fund commenced operations on October 24, 2017, and therefore has no reporting information for periods prior to such date.
(b)	No historical information is given for the Fund because the Fund had not commenced operations as of the date of this SAI.
(c)	The Fund commenced operations on October 24, 2017. The Solutions Series Funds do not pay a management services fee.
(d)	For the period from October 17, 2016 (commencement of operations) to April 30, 2017.
(e)	The Fund changed its fiscal year end in 2017 from October 31 to August 31. For the fiscal year ended in 2017, the information shown is for the period from November 1, 2016 to August 31, 2017.
Investment Management Services Agreement
Prior to the Management Agreement Effective Date listed for each Fund in the Management Agreement Fee Rates section above, each Fund, except the Adaptive Retirement Funds, MM Directional Alternative Strategies Fund and the Solution Series Funds, unless otherwise noted, was party to the Investment Management Services Agreement and the Administrative Services Agreement with the Investment Manager for advisory and administrative services, respectively. Each Fund party to these agreements paid the Investment Manager an annual fee for advisory services, as set forth in the Investment Management Services Agreement, and a separate fee for administrative services under the Administrative Services Agreement. See Investment Management and Other Services – The Administrator for information with respect to the Administrative Services Agreement. As of the Management Agreement Effective Date listed for each Fund, these services have been combined under the Management Agreement as described above.
Services Provided Under the Investment Management Services Agreement
Under the Investment Management Services Agreement, the Investment Manager was contracted to furnish each Fund with investment research and advice. For these services, unless otherwise noted, each Fund paid a monthly fee to the Investment Manager based on the daily closing value of the total net assets of a Fund. Under the Investment Management Services Agreement, any liability of the Investment Manager to the Trusts, a Fund and/or its shareholders is limited to situations involving the Investment Manager’s own willful misfeasance, bad faith, negligence in the performance of its duties or reckless disregard of its obligations and duties.
Investment Advisory Services Fee
Prior to the Management Agreement Effective Date, the investment advisory services fee was calculated as a percentage of the daily net assets of each Fund and was paid monthly at the annual rates set forth in the Investment Management Services Agreement.
Statement of Additional Information – May 1, 2018	92

Investment Advisory Services Fees Paid. The table below shows the total investment advisory services fees paid by each Fund under the Investment Management Services Agreement for the last three fiscal periods (net of investment advisory services fee waivers). Beginning with the fiscal year ended March 31, 2016, amounts shown are for the period from the first day of the applicable fiscal year through the Fund's Management Agreement Effective Date (see Management Agreement Fee Schedule). As of each Fund's Management Agreement Effective Date, the Fund no longer paid these fees. The table is organized by fiscal year end. For more information about fees waived or Fund expenses reimbursed by the Investment Manager, see Expense Limitations.
Investment Advisory Services Fees
	Investment Advisory Services Fees
Fund
For Funds with fiscal period ending January 31	2017	2016	2015
Diversified Real Return Fund	$2,260	$6,504	$6,813 (a)
For Funds with fiscal period ending March 31	2017	2016	2015
MM Growth Strategies Fund	N/A	$4,662,175	$11,264,268
Pacific/Asia Fund	N/A	$772,948	$2,337,343
Select Large Cap Growth Fund	N/A	$14,071,760	$40,020,937
For Funds with fiscal period ending April 30	2017	2016	2015
Bond Fund	N/A	$890,053	$3,091,167
Corporate Income Fund	N/A	$2,057,083	$6,174,639
Multi-Asset Income Fund	N/A	$184,801	$47,483 (b)
Small Cap Value Fund I	N/A	$2,410,692	$9,230,465
Total Return Bond Fund	N/A	$4,803,822	$15,122,287
U.S. Treasury Index Fund	N/A	$134,417	$325,652
For Funds with fiscal period ending May 31	2017	2016	2015
Adaptive Risk Allocation Fund	N/A	$869,670	$1,474,567
Alternative Beta Fund	N/A	$674,446	$642,780 (c)
Diversified Absolute Return Fund	N/A	$402,600	$320,186 (d)
Dividend Income Fund	N/A	$15,277,338	$47,320,865
HY Municipal Fund	N/A	$1,326,979	$3,742,648
For Funds with fiscal period ending July 31	2017	2016	2015
AMT-Free OR Intermediate Muni Bond Fund	N/A	$599,072	$1,802,859
Large Cap Growth Fund	N/A	$6,999,213	$20,114,401
Tax-Exempt Fund	N/A	$5,125,319	$15,029,336
U.S. Social Bond Fund	N/A	$33,567	$26,951 (e)
Ultra Short Term Bond Fund	N/A	$1,224,265	$4,102,773
For Funds with fiscal period ending August 31	2017	2016	2015
Balanced Fund	N/A	$6,697,690	$15,376,747
Contrarian Core Fund	N/A	$12,844,105	$33,944,896
Disciplined Small Core Fund	N/A	$1,296,456	$7,204,789
Emerging Markets Fund	N/A	$3,910,352	$14,725,495
Global Dividend Opportunity Fund	N/A	$1,654,873	$5,854,673
Global Energy and Natural Resources Fund	N/A	$555,215	$2,082,111
Global Technology Growth Fund	N/A	$1,315,278	$2,604,481
Greater China Fund	N/A	$405,805	$1,277,028
Mid Cap Growth Fund	N/A	$4,700,583	$15,395,981
MM Alternative Strategies Fund	N/A	$2,594,022	$7,820,583
Statement of Additional Information – May 1, 2018	93

	Investment Advisory Services Fees
Fund
MM Small Cap Equity Strategies Fund	N/A	$3,830,983	$6,947,679
MM Total Return Bond Strategies Fund	N/A	$7,029,420	$19,958,476
Small Cap Growth Fund I	N/A	$1,248,693	$5,347,823
Strategic Income Fund(f)	N/A	$4,071,702	$10,818,719
For Funds with fiscal period ending October 31	2017	2016	2015
AMT-Free CT Intermediate Muni Bond Fund	N/A	$211,065	$634,771
AMT-Free Intermediate Muni Bond Fund	N/A	$2,934,748	$8,483,272
AMT-Free MA Intermediate Muni Bond Fund	N/A	$391,155	$1,171,729
AMT-Free NY Intermediate Muni Bond Fund	N/A	$370,479	$1,072,538
Strategic CA Municipal Income Fund	N/A	$701,751	$1,959,863
Strategic NY Municipal Income Fund	N/A	$256,900	$709,903
For Funds with fiscal period ending December 31	2017	2016	2015
Real Estate Equity Fund	N/A	$1,126,073	$3,776,529
(a)	For the period from March 11, 2014 (commencement of operations) to January 31, 2015.
(b)	For the period from March 27, 2015 (commencement of operations) to April 30, 2015.
(c)	For the period from January 27, 2015 (commencement of operations) to May 31, 2015.
(d)	For the period from February 19, 2015 (commencement of operations) to May 31, 2015.
(e)	For the period from March 26, 2015 (commencement of operations) to July 31, 2015.
(f)	The Fund changed its fiscal year end in 2017 from October 31 to August 31.
Manager of Managers Exemption
The SEC has issued an order that permits the Investment Manager, subject to the approval of the Board, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement for a Fund without first obtaining shareholder approval. The order permits a Fund to add or to change unaffiliated subadvisers or to change the fees paid to such subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. The Investment Manager and the Columbia Funds have applied to amend this order. If issued, the updated order would permit the Investment Manager, subject to the approval of the Board, to appoint not only unaffiliated subadvisers but also affiliated subadvisers without first obtaining shareholder approval.
The Investment Manager and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Investment Manager discloses to the Board the nature of any such material relationships.
Subadvisory Agreements
The assets of certain Funds are managed by subadvisers that have been selected by the Investment Manager, subject to the review and approval of the Board. Generally, the Investment Manager recommends a subadviser to the Board based upon its assessment of the skills of the subadvisers in managing other assets in accordance with objectives and investment strategies substantially similar to those of the applicable Fund. Among other responsibilities, the Investment Manager (i) monitors on a daily basis the compliance of the subadviser with the investment objectives and related policies of the Fund, (ii) assesses changes to the subadvisers' business brought to the Investment Manager’s attention by subadviser or otherwise publicly announced, (iii) performs due diligence reviews of the subadviser, (iv) monitors the performance of each subadviser and (v) regularly provides reports on such performance to the Board. However, short-term investment performance is not the only factor in selecting or terminating a subadviser, and the Investment Manager does not expect to make frequent changes of subadvisers. Subadvisers affiliated with the Investment Manager must be approved by shareholders.
The Investment Manager allocates the assets of a Fund with multiple subadvisers among the subadvisers. Each subadviser has discretion, subject to oversight by the Board and the Investment Manager, to purchase and sell portfolio assets, consistent with the Fund’s investment objectives, policies, and restrictions. Generally, the services that a subadviser provides to the Fund are limited to asset management and related recordkeeping services.
Statement of Additional Information – May 1, 2018	94

The Investment Manager has entered into a subadvisory agreement with each subadviser under which the subadviser provides investment advisory and portfolio management assistance to some or all of the Fund’s portfolio, as well as investment research and statistical information, subject to the oversight by the Investment Manager. A subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to the Investment Manager or its affiliates.
With respect to each of Alternative Beta Fund, Diversified Absolute Return Fund, Diversified Real Return Fund, MM Directional Alternative Strategies Fund, Multi-Asset Income Fund and U.S. Social Bond Fund, the Funds' Board of Trustees and initial shareholder have approved a subadvisory agreement between the Investment Manager and Threadneedle, an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of the date of this SAI, Threadneedle is not providing services to the Funds pursuant to the subadvisory agreement and therefore has not received any fees thereunder. To the extent Threadneedle begins to provide services to the Funds pursuant to the subadvisory agreement, subadvisory fees will be paid at the rates included in the following table.
The following table shows the subadvisory fee schedules for fees paid by the Investment Manager to subadvisers for Funds that have subadvisers. The fee is calculated as a percentage of the daily net assets of the applicable Fund (or portion thereof subadvised by the applicable subadviser), subject to any exceptions as noted in the table below, and is paid monthly. The table is organized by fiscal year end.
Subadvisers and Subadvisory Agreement Fee Schedules
Fund	Subadviser	Parent Company/Other Information	Fee Schedule
For Funds with fiscal period ending January 31
Diversified Real Return Fund	Threadneedle (since commencement of operations)	A	0.00% for all assets(a)
For Funds with fiscal period ending March 31
MM Growth Strategies Fund	Loomis Sayles (effective December 11, 2013)	B	0.27% for all assets
	Los Angeles Capital (effective February 7, 2017)	M	0.30% on the first $100 million declining to 0.13% as assets increase
For Funds with fiscal period ending April 30
MM Directional Alternative Strategies Fund	Boston Partners (since commencement of operations)	K	0.95% for all assets
	AQR (since commencement of operations)	C	0.90% on the first $100 million declining to 0.85% as assets increase
	Analytic Investors (since commencement of operations)	L	0.750% on the first $20 million declining to 0.625% as assets increase
	Threadneedle (since commencement of operations)	A	0.72% for all assets
Multi-Asset Income Fund	Threadneedle (since commencement of operations)	A	0.16% for all assets
For Funds with fiscal period ending May 31
Alternative Beta Fund	Threadneedle (since commencement of operations)	A	0.45% for all assets
Diversified Absolute Return Fund	Threadneedle (since commencement of operations)	A	0.45% for all assets
Statement of Additional Information – May 1, 2018	95

Fund	Subadviser	Parent Company/Other Information	Fee Schedule
For Funds with fiscal period ending July 31
U.S. Social Bond Fund	Threadneedle (since commencement of operations)	A	0.16% for all assets
For Funds with fiscal period ending August 31
MM Alternative Strategies Fund	AQR (since commencement of operations)	C	0.65% on the first $500 million declining to 0.50% as assets increase(b)
	Manulife (effective September 13, 2017)	N	0.35% on the first $20 million declining to 0.25% as assets increase
	TCW (effective March 29, 2017)	E	0.30% on the first $500 million declining to 0.15% as assets increase
	Water Island (since commencement of operations)	D	0.70% on the first $50 million declining to 0.60% as assets increase
MM Small Cap Equity Strategies Fund	BMO (c) (effective May 1, 2017)	I	0.30% on the first $200 million, declining to 0.20% as assets increase(b)
	Conestoga (effective October 1, 2012)	F	0.48% on all assets
	DGHM (since commencement of operations)	G	0.65% of the first $50 million declining to 0.35% as assets increase up to $200 million, thereafter 0.45%
	EAM (since commencement of operations)	H	0.50% of the first $100 million declining to 0.40% as assets increase
MM Total Return Bond Strategies Fund	Loomis Sayles (effective April 11, 2016)	B	0.15% on the first $500 million and 0.08% as assets increase
	PGIM Fixed Income (effective May 16, 2016)	J	0.20% on the first $300 million declining to 0.09% as assets increase
	TCW (since commencement of operations)	E	0.18% on the first $500 million declining to 0.05% as assets increase(b)
(a)	The Fund invests substantially all of its assets in affiliated underlying funds, for which the Investment Manager is not paid management services fees and, therefore, the subadvisory fee rate is 0.00%.
(b)	The fee is calculated based on the combined net assets of certain Columbia Funds subject to the subadviser’s investment management.
(c) Effective May 1, 2017, the subadvisory fee schedule changed resulting in a fee rate decrease for certain asset levels.
A – Threadneedle is a direct subsidiary of Threadneedle Asset Management Holdings Limited and an affiliate of the Investment Manager, and an indirect wholly-owned subsidiary of Ameriprise Financial. Threadneedle and Threadneedle Asset Management Holdings Limited are located at Cannon Place, 78 Cannon Street, London EC4N 6AG, United Kingdom.
B – Loomis Sayles is a subsidiary of Natixis Investment Managers, L.P. (“Natixis US”), which is part of Natixis Investment Managers (formerly Natixis Global Asset Management), an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. It is located at One Financial Center, Boston, MA 02111.
C – AQR is a Delaware limited liability company formed in 1998 and is located at Two Greenwich Plaza, Greenwich, Connecticut 06830. AQR is a wholly-owned subsidiary of AQR Capital Management Holdings, LLC (AQR Holdings), which has no activities other than holding the interest of AQR. Clifford S. Asness, Ph.D., M.B.A. may be deemed to control AQR through his voting control of the Board of Members of AQR Holdings. Affiliated Managers Group, Inc., a publicly traded holding company, holds a minority interest in AQR Holdings.
Statement of Additional Information – May 1, 2018	96

D – Water Island is located at 41 Madison Avenue, 42nd Floor, New York, New York 10010. John S. Orrico, President of Water Island, controls Water Island.
E – TCW, which is located at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, is a wholly-owned subsidiary of The TCW Group, Inc. The Carlyle Group, LP (“Carlyle”), a global alternative asset manager, may be deemed to be a control person of the Adviser by reason of its control of certain investment funds that indirectly control more than 25% of the voting stock of TCW. Carlyle also controls various other pooled investment vehicles and, indirectly, many of the portfolio companies owned by those funds.
F – Conestoga is a Delaware limited liability company located at 550 East Swedesford Road, Suite 120, Wayne, PA 19087. Conestoga is an employee-owned independent registered investment adviser. Conestoga was organized in 2001 and provides investment management services to institutional and individual clients.
G – DGHM is a Delaware limited liability company located at 565 Fifth Avenue, Suite 2101, New York, New York 10017. DGHM is 80% owned by Boston Private Financial Holdings, Inc., which is organized as a bank holding company focusing on wealth management through private banking and investment services. The remaining 20% interest in DGHM is employee owned. REMS provides advisory services with respect to investments that the portion of the MM Small Cap Equity Strategies Fund managed by DGHM may make in REITs. REMS is located at 1100 Fifth Avenue South, Suite 305, Naples, Florida 34102. The principal owners of REMS are Edward W. Turville, John E. Webster, John S. Whitaker, Michael H. Shelly and Beach Investment Management, LLC.
H – EAM is located at 2533 South Coast Highway 101, Suite 240, Cardiff-by-the-Sea, California 92007. Prior to June 13, 2011, the firm was named Eudaimonia Asset Management, LLC. EAM employees/members own approximately 56% of EAM and Bryon C. Roth, through a majority ownership of CR Financial Holdings, Inc., indirectly owns the remaining 44% interest in the firm.
I – BMO, which is located at 115 South LaSalle Street, 11th Floor, Chicago, Illinois 60603, is a wholly-owned subsidiary of BMO Financial Corp., which is in turn a wholly-owned subsidiary of the Bank of Montréal, a publicly held Canadian diversified financial services company.
J – PGIM, which is located at 655 Broad Street, Newark, New Jersey 07102, is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. (PGIM Fixed Income). PGIM is the global investment management business of Prudential Financial, Inc.
K – Boston Partners, which is located at 909 Third Avenue, New York, New York 10022, is an indirect wholly owned subsidiary of ORIX Corporation.
L – Analytic Investors is located at 555 West Fifth Street, Los Angeles, California 90013. Analytic Investors is an employee owned and controlled independent registered investment adviser. Analytic Investors was organized in 1970 and provides investment management services to institutional and individual clients. On October 1, 2016, Wells Capital Management, Inc., a subsidiary of Wells Fargo & Company, acquired Analytic Investors.
M – Los Angeles Capital is located at 11150 Santa Monica Blvd. Suite 200, Los Angeles, CA 90025. Los Angeles Capital is an employee owned, independent registered investment adviser. Los Angeles Capital was formed in 2002 and provides investment management and subadvisory services to institutional investors globally, mutual funds and pooled funds.
N – Manulife is located at 197 Clarendon Street, Boston, MA 02116.
The following table shows the subadvisory fees paid by the Investment Manager to subadvisers in the last three fiscal periods or, if shorter, since the Fund’s commencement of operations.
With respect to each of Alternative Beta Fund, Diversified Absolute Return Fund, Diversified Real Return Fund, MM Directional Alternative Strategies Fund, Multi-Asset Income Fund and U.S. Social Bond Fund, as of the date of this SAI, Threadneedle is not providing services to the Funds pursuant to the subadvisory agreement; accordingly, payments to Threadneedle from these Funds are not included in the following table.
		Subadvisory Fees Paid
Fund	Subadviser	2017	2016	2015
For Funds with fiscal period ending March 31
MM Growth Strategies Fund	LA Capital	$109,687 (a)	N/A	N/A
	Loomis Sayles	2,801,226	$2,082,561	$713,550
Statement of Additional Information – May 1, 2018	97

		Subadvisory Fees Paid
Fund	Subadviser	2017	2016	2015
For Funds with fiscal period ending April 30
MM Directional Alternative Strategies Fund	Analytic Investors	$1,049,495 (b)	N/A	N/A
	AQR	1,461,835 (b)	N/A	N/A
	Boston Partners	2,079,058 (b)	N/A	N/A
For Funds with fiscal period ending August 31
MM Alternative Strategies Fund	AQR	1,645,635	$1,935,948	$1,855,699
	TCW (c)	186,845	N/A	N/A
	Wasatch	194,138	1,433,722	1,546,847
	Water Island	1,672,157	1,558,201	1,549,211
MM Small Cap Equity Strategies Fund	BMO	557,267	601,312	N/A
	Conestoga	878,850	1,210,731	894,675
	DGHM	857,735	1,156,275	907,318
	EAM	854,606	1,022,250	875,997
MM Total Return Bond Strategies Fund	Former subadviser: Federated (through May 13, 2016)	N/A	972,639	1,321,671
	Loomis Sayles	1,413,796	506,365 (d)	N/A
	PGIM	2,193,440	613,465 (e)	N/A
	TCW	1,419,650	1,540,587	1,577,344
(a)	For the period from February 7, 2017 to March 31, 2017.
(b)	For the period from October 17, 2016 (commencement of operations) to April 30, 2017.
(c)	The subadviser began managing the Fund after its last fiscal year end; therefore there are no fees to report.
(d)	For the period from April 11, 2016 to August 31, 2016.
(e)	For the period from May 16, 2016 to August 31, 2016.
Portfolio Managers. The following table provides information about the portfolio managers of each Fund. The references in the Potential Conflicts of Interest and the Structure of Compensation columns in the table below refer, respectively, to the descriptions in the Potential Conflicts of Interest and Structure of Compensation subsections immediately following the table. The table is organized by fiscal year end.
		Other Accounts Managed (Excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
For Funds with fiscal year ending January 31 – Information is as of January 31, 2017, unless otherwise noted
Diversified Real Return Fund	Jeffrey Knight	26 RICs 2 PIVs 6 other accounts	$68.61 billion $16.31 million $16.09 million	None	None	Columbia Management	Columbia Management
	Anwiti Bahuguna	22 RICs 22 PIVs 16 other accounts	$66.29 billion $2.43 billion $97.77 million	None	None
	Joshua Kutin	12 RICs 4 PIVs 8 other accounts	$8.32 billion $0.47 million $47.36 million	None	None
	Dan Boncarosky	10 RICs 2 other accounts	$6.02 million $0.19 million	None	None
Statement of Additional Information – May 1, 2018	98

		Other Accounts Managed (Excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
For Funds with fiscal year ending March 31 – Information is as of March 31, 2017, unless otherwise noted
Adaptive Retirement 2020 Fund	Jeffrey Knight(e)	26 RICs 1 PIV 9 other accounts	$72.43 billion $10.98 million $4.87 million	None	None	Columbia Management	Columbia Management
	Joshua Kutin(e)	14 RICs 1 PIV 8 other accounts	$9.50 billion $10.98 million $40.68 million	None	None
	Alex Wilkinson(e)	2 RICs 1 other account	$351.82 million $0.004 million	None	None
Adaptive Retirement 2025 Fund	Jeffrey Knight(k)	35 RICs 1 PIV 5 other accounts	$77.43 billion $11.72 million $1.66 million	None	None	Columbia Management	Columbia Management
	Joshua Kutin(k)	21 RICs 1 PIV 8 other accounts	$10.46 billion $11.72 million $36.65 million	None	None
	Alex Wilkinson(k)	9 RICs 1 other account	$390.94 million $0.008 million	None	None
Adaptive Retirement 2030 Fund	Jeffrey Knight(e)	26 RICs 1 PIV 9 other accounts	$72.43 billion $10.98 million $4.87 million	None	None	Columbia Management	Columbia Management
	Joshua Kutin(e)	14 RICs 1 PIV 8 other accounts	$9.50 billion $10.98 million $40.68 million	None	None
	Alex Wilkinson(e)	2 RICs 1 other account	$351.82 million $0.004 million	None	None
Adaptive Retirement 2035 Fund	Jeffrey Knight(k)	35 RICs 1 PIV 5 other accounts	$77.43 billion $11.72 million $1.66 million	None	None	Columbia Management	Columbia Management
	Joshua Kutin(k)	21 RICs 1 PIV 8 other accounts	$10.46 billion $11.72 million $36.65 million	None	None
	Alex Wilkinson(k)	9 RICs 1 other account	$390.94 million $0.008 million	None	None
Adaptive Retirement 2040 Fund	Jeffrey Knight(e)	26 RICs 1 PIV 9 other accounts	$72.43 billion $10.98 million $4.87 million	None	None	Columbia Management	Columbia Management
	Joshua Kutin(e)	14 RICs 1 PIV 8 other accounts	$9.50 billion $10.98 million $40.68 million	None	None
	Alex Wilkinson(e)	2 RICs 1 other account	$351.82 million $0.004 million	None	None
Adaptive Retirement 2045 Fund	Jeffrey Knight(k)	35 RICs 1 PIV 5 other accounts	$77.43 billion $11.72 million $1.66 million	None	None	Columbia Management	Columbia Management
	Joshua Kutin(k)	21 RICs 1 PIV 8 other accounts	$10.46 billion $11.72 million $36.65 million	None	None
	Alex Wilkinson(k)	9 RICs 1 other account	$390.94 million $0.008 million	None	None
Statement of Additional Information – May 1, 2018	99

		Other Accounts Managed (Excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
Adaptive Retirement 2050 Fund	Jeffrey Knight(e)	26 RICs 1 PIV 9 other accounts	$72.43 billion $10.98 million $4.87 million	None	None	Columbia Management	Columbia Management
	Joshua Kutin(e)	14 RICs 1 PIV 8 other accounts	$9.50 billion $10.98 million $40.68 million	None	None
	Alex Wilkinson(e)	2 RICs 1 other account	$351.82 million $0.004 million	None	None
Adaptive Retirement 2055 Fund	Jeffrey Knight(k)	35 RICs 1 PIV 5 other accounts	$77.43 billion $11.72 million $1.66 million	None	None	Columbia Management	Columbia Management
	Joshua Kutin(k)	21 RICs 1 PIV 8 other accounts	$10.46 billion $11.72 million $36.65 million	None	None
	Alex Wilkinson(k)	9 RICs 1 other account	$390.94 million $0.008 million	None	None
Adaptive Retirement 2060 Fund	Jeffrey Knight(e)	26 RICs 1 PIV 9 other accounts	$72.43 billion $10.98 million $4.87 million	None	None	Columbia Management	Columbia Management
	Joshua Kutin(e)	14 RICs 1 PIV 8 other accounts	$9.50 billion $10.98 million $40.68 million	None	None
	Alex Wilkinson(e)	2 RICs 1 other account	$351.82 million $0.004 million	None	None
Statement of Additional Information – May 1, 2018	100

		Other Accounts Managed (Excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
MM Growth Strategies Fund	Columbia Management: Thomas M. Galvin	6 RICs 3 PIVs 1332 other accounts	$5.05 billion $494.09 million $4.34 billion	3 other accounts ($0.89 B)	None	Columbia Management	Columbia Management
	Richard A. Carter	6 RICs 3 PIVs 1333 other accounts	$5.05 billion $494.09 million $4.33 billion	3 other accounts ($0.89 B)	None
	Todd D. Herget	6 RICs 3 PIVs 1336 other accounts	$5.05 billion $494.09 million $4.33 billion	3 other accounts ($0.89 B)	None
	Loomis Sayles: Aziz Hamzaogullari	16 RICs 13 PIVs 95 other accounts	$17.05 billion $2.66 billion $12.29 billion	1 PIV ($543 M)	None	Loomis Sayles	Loomis Sayles
	Los Angeles Capital: Thomas Stevens	14 RICs 12 PIVs 38 other accounts	$4.95 billion $4.88 billion $14.47 billion	1 RIC ($2.38 B) 4 PIVs ($2.87 B) 5 other accounts ($8.31 B)	None	Los Angeles Capital	Los Angeles Capital
	Hal Reynolds	13 RICs 12 PIVs 38 other accounts	$4.87 billion $4.88 billion $14.47 billion	1 RIC ($2.38 B) 4 PIVs ($2.87 B) 5 other accounts ($8.31 B)	None
	Daniel Allen	10 RICs 12 PIVs 38 other accounts	$1.77 billion $4.88 billion $14.47 billion	4 PIVs ($2.87 B) 5 other accounts ($8.31 B)	None
	Daniel Arche	1 RIC 5 PIVs 14 other accounts	$536.24 million $3.1 billion $1.86 billion	2 PIVs ($2.21 B)	None
Pacific/ Asia Fund	Jasmine (Weili) Huang	4 RICs 1 PIV 12 other accounts	$2.05 billion $608.28 million $103.09 million	None	$10,001 – $50,000(b)	Columbia Management	Columbia Management
	Daisuke Nomoto	2 RICs 1 PIV 3 other accounts	$763.19 million $114.68 million $0.89 million	None	$100,001 – $500,000(b) $50,001 – $100,000(a)
	Christine Seng	1 PIV 1 other account	$46.94 million $25.46 million	None	None (c)	Threadneedle	Threadneedle
Statement of Additional Information – May 1, 2018	101

		Other Accounts Managed (Excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
Select Large Cap Growth Fund	Thomas M. Galvin	6 RICs 3 PIVs 1332 other accounts	$1.26 billion $494.09 million $4.34 billion	3 other accounts ($0.89 B)	Over $1,000,000(a) $100,001 – $500,000(b)	Columbia Management	Columbia Management
	Richard A. Carter	6 RICs 3 PIVs 1333 other accounts	$1.26 billion $494.09 million $4.33 billion	3 other accounts ($0.89 B)	$100,001 – $500,000(a) $100,001 – $500,000(b)
	Todd D. Herget	6 RICs 3 PIVs 1336 other accounts	$1.26 billion $494.09 million $4.33 billion	3 other accounts ($0.89 B)	$500,001 – $1,000,000(b)
Solutions Aggressive Portfolio	Jeffrey Knight(e)	26 RICs 1 PIV 9 other accounts	$72.43 billion $10.98 million $4.87 million	None	None	Columbia Management	Columbia Management
	Joshua Kutin(e)	14 RICs 1 PIV 8 other accounts	$9.50 billion $10.98 million $40.68 million	None	None
	Alex Wilkinson(e)	2 RICs 1 other account	$351.82 million $4,316.14	None	None
Solutions Conservative Portfolio	Jeffrey Knight(e)	26 RICs 1 PIV 9 other accounts	$72.43 billion $10.98 million $4.87 million	None	None	Columbia Management	Columbia Management
	Joshua Kutin(e)	14 RICs 1 PIV 8 other accounts	$9.50 billion $10.98 million $40.68 million	None	None
	Alex Wilkinson(e)	2 RICs 1 other account	$351.82 million $4,316.14	None	None
For Funds with fiscal year ending April 30 – Information is as of April 30, 2017, unless otherwise noted
Bond Fund	Gene Tannuzzo(f)	7 RICs 74 other accounts	$5.37 billion $1.24 billion	None	None	Columbia Management	Columbia Management
	Jason Callan	9 RICs 7 PIVs 4 other accounts	$14.39 billion $15.42 billion $0.95 million	None	None
Corporate Income Fund	Tom Murphy	12 RICs 29 PIVs 35 other accounts	$1.92 billion $34.67 billion $5.18 billion	None	None	Columbia Management	Columbia Management
	Tim Doubek	10 RICs 1 PIV 34 other accounts	$1.89 billion $0.62 million $4.85 billion	None	$10,001 – $50,000(b)
Statement of Additional Information – May 1, 2018	102

		Other Accounts Managed (Excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
MM Directional Alternative Strategies Fund	Boston Partners: Joseph Feeney	5 RICs 2 other accounts	$8.49 billion $57.29 million	None	None	Boston Partners	Boston Partners
	Eric Connerly	2 RICs	$6.62 billion	None	None
	AQR: Michele Aghassi	21 RICs 22 PIVs 18 other accounts	$9.51 billion $12.19 billion $6.12 billion	16 PIVs ($7.84 B) 6 other accounts ($2.04 B)	None	AQR	AQR
	Andrea Frazzini	39 RICs 34 PIVs 40 other accounts	$19.69 billion $18.95 billion $18.18 billion	26 PIVs ($15.27 B) 12 other accounts ($2.84 B)	None
	Jacques Friedman	48 RICs 51 PIVs 121 other accounts	$29.51 billion $26.37 billion $62.5 billion	39 PIVs ($20.62 B) 40 other accounts ($17.52 B)	None
	Analytic Investors: Harindra de Silva	15 RICs 18 PIVs 31 other accounts	$7.11 billion $2.18 billion $7.58 billion	3 PIVs ($244.30 M) 2 other accounts ($293.80 M)	None	Analytic Investors	Analytic Investors
	Dennis Bein	12 RICs 17 PIVs 30 other accounts	$3.23 billion $2.18 billion $7.25 billion	3 PIVs ($244.30 M) 2 other accounts ($293.80 M)	None
	David Krider	3 RICs 11 PIVs 11 other accounts	$1.21 billion $1.73 billion $2.15 billion	1 PIV ($169.30 M) 1 other account ($32.70 M)	None
Multi-Asset Income Fund	Jeffrey Knight	25 RICs 2 PIVs 7 other accounts	$70.35 billion $16.85 million $4.21 million	None	$500,001 – $1,000,000(b)	Columbia Management	Columbia Management
	Anwiti Bahuguna	20 RICs 22 PIVs 16 other accounts	$67.57 billion $2.59 billion $100 million	None	None
	Dan Boncarosky	8 RICs 7 other accounts	$5.93 billion $3.06 million	None	$1 – $10,000(b)
	Joshua Kutin	13 RICs 2 PIVs 8 other accounts	$8.71 billion $16.85 million $37.82 million	None	None
Small Cap Value Fund I	Jeremy Javidi	1 RIC 1 PIV 9 other accounts	$372.42 million $163.46 million $42.51 million	None	$500,001 – $1,000,000(a) $50,001 – $100,000(b)	Columbia Management	Columbia Management
Statement of Additional Information – May 1, 2018	103

		Other Accounts Managed (Excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
Total Return Bond Fund	Gene Tannuzzo(f)	7 RICs 74 other accounts	$5.37 billion $1.24 billion	None	$1 – $10,000(a)	Columbia Management	Columbia Management
	Jason Callan	9 RICs 7 PIVs 4 other accounts	$12.41 billion $15.42 billion $0.95 million	None	None
U.S. Treasury Index Fund	Alan Erickson	38 other accounts	$942.60 million	None	$1–$10,000 (b)	Columbia Management	Columbia Management
For Funds with fiscal year ending May 31 – Information is as of May 31, 2017, unless otherwise noted
Adaptive Risk Allocation Fund	Jeffrey L. Knight	25 RICs 1 PIV 7 other accounts	$69.30 billion $13.86 million $4.30 million	None	$500,001 – $1,000,000(b)	Columbia Management; Columbia Management – FoF	Columbia Management
	Joshua Kutin	13 RICS 1 PIV 8 other accounts	$7.02 billion $13.86 million $38.99 million	None	$50,001 – $100,000(b)
Alternative Beta Fund	Jeffrey L. Knight	25 RICs 1 PIV 7 other accounts	$70.78 billion $13.86 million $4.30 million	None	None	Columbia Management	Columbia Management
	William Landes	4 other accounts	$42.75 million	None	over $1,000,000(a)
	Marc Khalamayzer	6 RICs 4 other accounts	$40.33 million $38.41 million	None	$1-$10,000 (b)
	Joshua Kutin	13 RICs 1 PIV 8 other accounts	$8.50 billion $13.86 million $38.99 million	None	$50,001 – $100,000(b)
Diversified Absolute Return Fund	Jeffrey L. Knight	25 RICs 1 PIV 7 other accounts	$71.25 billion $13.86 million $4.30 million	None	$100,001 – $500,000(a) $100,001 – $500,000(b)	Columbia Management	Columbia Management
	Brian Virginia	13 RICs 8 other accounts	$62.55 billion $2.41 million	None	$10,001 – $50,000(b)
	Joshua Kutin	13 RICs 1 PIV 8 other accounts	$8.97 billion $13.86 million $38.99 million	None	None
	Alex Wilkinson	1 RIC 2 other accounts	$272.95 million $4,163.00	None	None
Statement of Additional Information – May 1, 2018	104

		Other Accounts Managed (Excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
Dividend Income Fund	Michael S. Barclay	2 RICs 2 PIVs 65 other accounts	$776.48 million $741.75 million $1.31 billion	None	$100,001 – $500,000(a) $50,001 – $100,000(b)	Columbia Management	Columbia Management
	Scott L. Davis	2 RICs 2 PIVs 68 other accounts	$776.48 million $741.75 million $1.38 billion	None	$100,001 – $500,000(a) $100,001 – $500,000(b)
	Peter Santoro	6 RICs 2 PIVs 61 other accounts	$2.62 billion $741.75 million $1.78 billion	None	$10,001 – $50,000(a) $10,001 – $50,000(b)
High Yield Municipal Fund	Chad H. Farrington	2 RICs 10 other accounts	$994.64 million $185.19 million	None	$10,001 – $50,000(a) $10,001 – $50,000(b)	Columbia Management	Columbia Management
	Catherine Stienstra	5 RICs 2 PIVs 3 other accounts	$3.77 billion $1.76 billion $0.72 million	None	$10,001 – $50,000(b)
For Funds with fiscal year ending July 31 – Information is as of July 31, 2017, unless otherwise noted
AMT-Free OR Intermediate Muni Bond Fund	Paul Fuchs	10 RICs 6 other accounts	$3.67 billion $1.69 million	None	None	Columbia Management	Columbia Management
	Deborah Vargo(d)	126 other accounts	$1.66 billion	None	None
Large Cap Growth Fund	Peter R. Deininger	2 RICs 8 other accounts	$3.51 billion $285.09 million	None	$100,001 – $500,000(b)	Columbia Management	Columbia Management
	John T. Wilson	2 RICs 10 other accounts	$3.51 billion $299.46 million	None	over $1,000,000(a) $100,001 – $500,000(b)
	Tchintcia S. Barros	2 RICs 7 other accounts	$3.51 billion $284.66 million	None	$10,001 – $50,000(b)
Tax-Exempt Fund	Kimberly A. Campbell	19 other accounts	$31.28 million	None	$100,001 – $500,000(a)(l) $10,001 – $50,000(b)	Columbia Management	Columbia Management
	James Dearborn	1 RIC 5 other accounts	$41.75 million $1.27 million	None	$100,001 – $500,000(a) $10,001 – $50,000(b)
U.S. Social Bond Fund	James Dearborn	1 RIC 5 other accounts	$3.80 billion $1.27 million	None	$100,001 – $500,000(a) $50,001 – $100,000(b)	Columbia Management	Columbia Management
	Chad Farrington	2 RICs 10 other accounts	$1.78 billion $175.43 million	None	$10,001 – $50,000(b)
	Tom Murphy	12 RICs 28 PIVs 37 other accounts	$3.12 billion $34.94 billion $5.32 billion	None	None
Statement of Additional Information – May 1, 2018	105

		Other Accounts Managed (Excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
Ultra Short Term Bond Fund	Leonard A. Aplet	6 RICs 14 PIVs 64 other accounts	$18.98 billion $2.10 billion $6.24 billion	None	None	Columbia Management	Columbia Management
	Ronald Stahl	3 RICs 14 PIVs 48 other accounts	$4.53 billion $2.10 billion $5.11 billion	None	None
	Greg Liechty	3 RICs 14 PIVs 45 other accounts	$4.53 billion $2.10 billion $5.15 billion	None	None
For Funds with fiscal year ending August 31 – Information is as of August 31, 2017, unless otherwise noted
Balanced Fund	Leonard A. Aplet	6 RICs 14 PIVs 64 other accounts	$17.98 billion $2.13 billion $6.26 billion	None	$100,001 – $500,000(a) $10,001 – $50,000(b)	Columbia Management	Columbia Management
	Brian Lavin	13 RICs 1 PIV 10 other accounts	$19.22 billion $63.28 million $638.38 million	None	None
	Gregory S. Liechty	3 RICs 14 PIVs 46 other accounts	$3.59 billion $2.13 billion $5.16 billion	None	$50,001 – $100,000(b)
	Guy W. Pope	8 RICs 7 PIVs 65 other accounts	$15.00 billion $1.77 billion $5.59 billion	None	$100,001 – $500,000(a) $50,001 - $100,000(b)
	Ronald B. Stahl	3 RICs 14 PIVs 48 other accounts	$3.59 billion $2.13 billion $5.13 billion	None	$100,001 – $500,000(a) $10,001 – $50,000(b)
Contrarian Core Fund	Guy W. Pope	8 RICs 7 PIVs 65 other accounts	$8.56 billion $1.77 billion $5.59 billion	None	Over $1,000,000(a) $100,001 – $500,000(b)	Columbia Management	Columbia Management
Disciplined Small Core Fund	Brian Condon	24 RICs 4 PIVs 55 other accounts	$13.51 billion $131.92 million $6.30 billion	None	$10,001 – $50,000(a) $100,001 – $500,000(b)	Columbia Management	Columbia Management
	Peter Albanese	18 RICs 4 PIVs 50 other accounts	$13.45 billion $131.92 million $6.29 billion	None	$10,001-$50,000 (b)
Statement of Additional Information – May 1, 2018	106

		Other Accounts Managed (Excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
Emerging Markets Fund	Robert B. Cameron	2 RICs 1 PIV 9 other accounts	$828.09 million $652.61 million $127.51 million	None	$100,001 – $500,000(b)	Columbia Management	Columbia Management
	Jasmine (Weili) Huang	4 RICs 1 PIV 12 other accounts	$1.17 billion $652.61 million $127.02 million	None	$10,001 – $50,000(b)
	Dara J. White	2 RICs 1 PIV 7 other accounts	$828.09 million $652.61 million $130.07 million	None	$500,001 – $1,000,000(a) $100,001 – $500,000(b)
	Young Kim	2 RICs 1 PIV 8 other accounts	$828.09 million $652.61 million $126.69 million	None	$50,001-$100,000 (b)
	Perry Vickery	2 RICs 1 PIV 11 other accounts	$828.09 million $652.61 million $128.13 million	None	$100,001 – $500,000(a) $10,001 – $50,000(b)
Global Dividend Opportunity Fund	Jonathan Crown	1 PIV 5 other accounts	$2.32 billion $2.70 billion	None	None	Threadneedle	Threadneedle
	Georgina Hellyer(g)	1 other account	$55.00 million	None	None (c)
Global Energy and Natural Resources Fund	Josh Kapp	1 PIV 5 other accounts	$18.53 million $1.82 million	None	None	Columbia Management	Columbia Management
Global Technology Growth Fund	Rahul Narang	3 RICs 7 other accounts	$1.23 billion $6.16 million	None	$100,001 – $500,000(b)	Columbia Management	Columbia Management
Greater China Fund	Jasmine (Weili) Huang	4 RICs 1 PIV 12 other accounts	$2.41 billion $652.61 million $127.02 million	None	$10,001 – $50,000(b)	Columbia Management	Columbia Management
Mid Cap Growth Fund	Matthew Litfin(j)	4 RICs 6 other accounts	$5.88 billion $4.8 million	None	None	Columbia WAM	Columbia WAM
	Erika Maschmeyer(j)	4 other accounts	$509,889	None	None
	John Emerson(j)	4 other accounts	$830,000	None	None
Statement of Additional Information – May 1, 2018	107

		Other Accounts Managed (Excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
MM Alternative Strategies Fund	AQR: Clifford S. Asness	39 RICs 52 PIVs 77 other accounts	$26.57 billion $30.99 billion $40.14 billion	43 PIVs ($25.05 B) 28 other accounts ($11.69B)	None	AQR	AQR
	Brian K. Hurst	13 RICs 60 PIVs 22 other accounts	$18.49 billion $36.15 billion $13.86 billion	52 PIVs ($29.98 B) 6 other accounts ($5.23 B)	None
	John M. Liew	21 RICs 40 PIVs 32 other accounts	$21.99 billion $24.54 billion $17.07 billion	34 PIVs ($18.4 B) 11 other accounts ($6.22 B)	None
	Yao Hua Ooi	12 RICs 49 PIVs 3 other accounts	$18.29 billion $27.95 billion $1.29 billion	44 PIVs ($24.36 B) 2 other accounts ($1.01 B)	None
	Ari Levine	7 RICs 42 PIVs 9 other accounts	$13.62 billion $28.08 billion $4.97 billion	39 PIVs ($23.88 B) 3 other accounts ($1.5 B)	None
Statement of Additional Information – May 1, 2018	108

		Other Accounts Managed (Excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
MM Alternative Strategies Fund (continued)	Manulife: Daniel Janis III(d)	5 RICs 34 PIVs 15 other accounts	$13.12 billion $17.68 billion $10.07 billion	2 other accounts ($6.84 B)	None	Manulife	Manulife
	Christopher Chapman(d)	4 RICs 32 PIVs 15 other accounts	$12.76 billion $17.38 billion $10.07 billion	2 other accounts ($6.84 B)	None
	Thomas Goggins(d)	4 RICs 31 PIVs 15 other accounts	$12.85 billion $17.25 billion $10.07 billion	2 other accounts ($6.84 B)	None
	Kisoo Park(d)	4 RICs 33 PIVs 15 other accounts	$12.85 billion $17.39 billion $10.07 billion	2 other accounts ($6.84 B)	None
	TCW: Tad Rivelle	30 RICs 51 PIVs 240 other accounts	$115.97 billion $12.2 billion $38.81 billion	24 PIVs ($1.61 B) 8 other accounts ($3.98 B)	None	TCW	TCW
	Stephen M. Kane	33 RICs 55 PIVs 240 other accounts	$107.9 billion $13.76 billion $38.81 billion	24 PIVs ($1.61 B) 8 other accounts ($3.98 B)	None
	Laird R. Landmann	30 RICs 51 PIVs 240 other accounts	$107.84 billion $12.23 billion $38.81 billion	24 PIVs ($1.61 B) 8 other accounts ($3.98 B)	None
	Bryan Whalen	28 RICs 50 PIVs 240 other accounts	$115.95 billion $12.1 billion $38.81 billion	24 PIVs ($1.61 B) 8 other accounts ($3.98 B)	None
	Water Island: Edward Chen	2 RICs	$136 million	None	None	Water Island	Water Island
	Gregory Loprete	3 RICs	$520 billion	None	None
	Todd W. Munn	3 RICs	$2.35 billion	None	None
	Roger P. Foltynowicz	3 RICs	$2.35 billion	None	None
Statement of Additional Information – May 1, 2018	109

		Other Accounts Managed (Excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
MM Small Cap Equity Strategies Fund	Columbia Management: Jarl Ginsberg	4 RICs 42 other accounts	$2.78 billion $89.65 million	None	None	Columbia Management	Columbia Management
	Christian K. Stadlinger	4 RICs 36 other accounts	$2.78 billion $94.08 million	None	None
	Conestoga: Robert M. Mitchell	2 RICs 1 PIV 142 other accounts	$1.23 billion $10.89 million $1.1 billion	None	None	Conestoga	Conestoga
	Joseph F. Monahan	2 RICs 1 PIV 129 other accounts	$1.23 billion $10.89 million $1.02 billion	None	None
	DGHM: Jeffrey C. Baker	11 PIVs 82 other accounts	$53.52 million $1.56 billion	3 PIVs ($34.4 M) 11 other accounts ($279.24 M)	None	DGHM	DGHM
	Bruce H. Geller	11 PIVs 82 other accounts	$53.52 million $1.56 billion	3 PIVs ($34.4 M) 11 other accounts ($279.24 M)	None
	Peter A. Gulli	11 PIVs 82 other accounts	$53.52 million $1.56 billion	3 PIVs ($34.4 M) 11 other accounts ($279.24 M)	None
	Edward W. Turville (with REMS)	11 PIVs 82 other accounts	$53.52 million $1.56 billion	3 PIVs ($34.4 M) 11 other accounts ($279.24 M)	None
	EAM: Montie L. Weisenberger	6 RICs 2 other accounts	$417.6 million $241.2 million	None	None	EAM	EAM
	Travis Prentice(i)	6 RICs 6 other accounts	$445.7 million $625.0 million	None	None
	BMO: David Corris(h)	8 RICs 6 PIVs 141 other accounts	$1.44 billion $4.83 billion $6.29 billion	None	None	BMO	BMO
	Thomas Lettenberger(h)	5 RICs 30 other accounts	$566.41 million $325.89 million	None	None
Statement of Additional Information – May 1, 2018	110

		Other Accounts Managed (Excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
MM Total Return Bond Strategies Fund	Loomis Sayles: Christopher Harms	3 RICs 4 PIVs 151 other accounts	$1.25 billion $1.68 billion $13.18 billion	None	None	Loomis Sayles	Loomis Sayles
	Clifton Rowe	3 RICs 5 PIVs 145 other accounts	$1.25 billion $1.71 billion $13.41 billion	None	None
	Kurt Wagner	3 RICs 9 PIVs 165 other accounts	$1.25 billion $11.24 billion $17.57 billion	2 other accounts ($4.72 B)	None
	PGIM: Michael Collins	29 RICs 13 PIVs 76 other accounts	$61.88 billion $10.54 billion $23 billion	None	None	PGIM	PGIM
	Robert Tipp	24 RICs 19 PIVs 89 other accounts	$34.75 billion $8.23 billion $22.21 billion	1 PIV	None
	Richard Piccirillo	38 RICs 27 PIVs 132 other accounts	$53.26 billion $12.68 billion $53.51 billion	2 PIVs	None
	Gregory Peters	14 RICs 11 PIVs 40 other accounts	$46.76 billion $4.77 billion $22.06 billion	None	None
MM Total Return Bond Strategies Fund (continued)	TCW: Tad Rivelle	30 RICs 51 PIVs 240 other accounts	$116.07 billion $12.2 billion $38.81 billion	24 PIVs ($1.61 B) 8 other accounts ($3.98 B)	None	TCW	TCW
	Stephen M. Kane	33 RICs 55 PIVs 240 other accounts	$108 billion $13.76 billion $38.81 billion	24 PIVs ($1.61 B) 8 other accounts ($3.98 B)	None
	Laird R. Landmann	30 RICs 51 PIVs 240 other accounts	$107.84 billion $ 12.23 billion $38.81 billion	24 PIVs ($1.61 B) 8 other accounts ($3.98 B)	None
	Bryan Whalen	28 RICs 50 PIVs 240 other accounts	$116.05 billion $12.1 billion $38.81 billion	24 PIVs ($1.61 B) 8 other accounts ($3.98 B)	None
Statement of Additional Information – May 1, 2018	111

		Other Accounts Managed (Excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
Small Cap Growth Fund I	Daniel Cole	1 RIC 6 other accounts	$28.93 million $3.88 million	None	$10,001-$50,000 (b)	Columbia Management	Columbia Management
	Wayne M. Collette	1 RIC 1 PIV 6 other accounts	$28.93 million $4.60 million $5.08 million	None	$10,001-$50,000 (b)
	Lawrence W. Lin	1 RIC 1 PIV 9 other accounts	$28.93 million $4.60 million $2.38 million	None	$10,001 – $50,000(a) $1–$10,000(b)
Strategic Income Fund	Jason Callan(f)	9 RICs 7 PIVs 4 other accounts	$14.85 billion $15.48 billion $0.84 million	None	None	Columbia Management	Columbia Management
	Colin Lundgren	2 RICs 71 other accounts	$1.40 billion $1.20 billion	None	$100,001 – $500,000(b)
	Gene Tannuzzo	4 RICs 76 other accounts	$1.61 billion $1.24 billion	None	$100,001 – $500,000(a) $100,001 – $500,000(b)
For Funds with fiscal year ending October 31 – Information is as of October 31, 2017, unless otherwise noted
AMT-Free CT Intermediate Muni Bond Fund	Paul F. Fuchs	10 RICs 4 other accounts	$3.93 billion $1.96 million	None	None	Columbia Management	Columbia Management
	Deborah Vargo(f)	127 other accounts	$1.68 billion	124 Other Accounts - $1.66B	None
AMT-Free Intermediate Muni Bond Fund	Paul F. Fuchs	10 RICs 4 other accounts	$2.09 billion $1.96 million	None	$10,001 – $50,000(a)(m) $10,001 – $50,000(b)	Columbia Management	Columbia Management
	Deborah Vargo(f)	127 other accounts	$1.68 billion	124 Other Accounts - $1.66B	None
AMT-Free MA Intermediate Muni Bond Fund	Paul F. Fuchs	10 RICs 4 other accounts	$3.80 billion $1.96 million	None	$10,001 – $50,000(a)(m)	Columbia Management	Columbia Management
	Deborah Vargo(f)	127 other accounts	$1.68 billion	124 Other Accounts - $1.66B	$1-$10,000 (a) $1-$10,000(b)
AMT-Free NY Intermediate Muni Bond Fund	Paul F. Fuchs	10 RICs 4 other accounts	$3.81 billion $1.96 million	None	None	Columbia Management	Columbia Management
	Deborah Vargo(f)	127 other accounts	$1.68 billion	124 Other Accounts - $1.66B	None
Strategic CA Municipal Income Fund	Catherine Stienstra	5 RICs 2 PIVs 3 other accounts	$4.07 billion $1.76 billion $1.01 million	None	None	Columbia Management	Columbia Management
	Anders Myhran	3 RICs 2 PIVs 3 other accounts	$2.21 billion $1.76 billion $4.23 million	None	None
Statement of Additional Information – May 1, 2018	112

		Other Accounts Managed (Excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
Strategic NY Municipal Income Fund	Catherine Stienstra	5 RICs 2 PIVs 3 other accounts	$4.36 billion $1.76 billion $1.01 million	None	None	Columbia Management	Columbia Management
	Anders Myhran	3 RICs 2 PIVs 3 other accounts	$2.51 billion $1.76 billion $4.23 million	None	None
For Funds with fiscal year ending December 31 – Information is as of December 31, 2017, unless otherwise noted
Real Estate Equity Fund	Arthur J. Hurley	2 RIC 9 other accounts	$166.15 million $2.02 million	None	$1 – $10,000(a) $10,001 – $50,000(b)	Columbia Management	Columbia Management
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(a)	Excludes any notional investments.
(b)	Notional investments through a deferred compensation account.
(c)	The Fund is available for sale only in the U.S. The portfolio managers do not reside in the U.S. and therefore do not hold any shares of the Fund.
(d)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of September 30, 2017.
(e)	The portfolio manager began managing the Fund on October 24, 2017 (commencement of operations); reporting information is provided as of August 31, 2017.
(f)	The portfolio manager began managing the Fund after its last fiscal year end.
(g)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of October 31, 2017.
(h)	Reporting information is provided as of October 31, 2017.
(i) The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of January 22, 2018.
(j) The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of December 31, 2017.
(k) The portfolio manager began managing the Fund on April 5, 2018 (commencement of operations); reporting information is provided as of January 31, 2018.
(l) The portfolio manager’s ownership information (excluding any notional investments) is provided as of April 18, 2018. As of July 31, 2017, the portfolio manager’s ownership (excluding any notional investments) was $10,001-$50,000.
(m) The portfolio manager’s ownership information (excluding any notional investments) is provided as of April 30, 2018. As of October 31, 2017, the portfolio manager did not hold any shares of the fund.
Statement of Additional Information – May 1, 2018	113

Potential Conflicts of Interest
Analytic Investors: Analytic Investors and its officers, employees and beneficial owners shall be free from time to time to acquire, possess, manage, and dispose of securities or other investment assets for their own accounts, for the accounts of their families, for the account of any entity in which they have a beneficial interest or for the accounts of others for whom they may provide investment advisory, brokerage or other services (collectively, “Managed Accounts”), in transactions which may or may not correspond with transactions effected or positions held in the fund. It is understood that when Analytic Investors determines that it would be appropriate for the fund and one or more Managed Accounts to participate in an investment opportunity, Analytic Investors will seek to execute orders for the fund and for such Managed Accounts on a basis which it considers equitable, but that equality of treatment of the fund and other Managed Accounts is not assured. In such situations, Analytic Investors may (but is not be required to) place orders for the fund and each other Managed Account simultaneously and if all such orders are not filled at the same price, Analytic Investors may cause the fund and each Managed Account to pay or receive the average of the prices at which the orders were filled. If all such orders cannot be fully executed under prevailing market conditions, Analytic Investors may allocate the securities traded among the fund and other Managed Accounts in a manner which it considers equitable, taking into account the size of the order placed for the fund and each other Managed Account as well as any other factors which it deems relevant.
Certain of the Managed Accounts that Analytic Investors advises may sell securities short, including securities with respect to which other Managed Accounts hold long positions. The portfolio managers and traders for these Managed Accounts are not separated from the rest of Analytic Investors’ investment personnel and therefore have access to full information about Analytic Investors’ investment research and the investment decisions and strategies being employed for the Managed Accounts. These Managed Accounts pay Analytic Investors management fees at rates comparable to and in some cases lower than those paid by the fund and other Managed Accounts. Analytic Investors also receives a significant share of any profits earned by certain of the Managed Accounts as incentive compensation. As a result, Analytic Investors may have a conflict between its own interests and the interests of other Analytic Investors investment advisory clients in managing the portfolios of certain of these Managed Accounts.
AQR: Each of the portfolio managers is also responsible for managing other accounts in addition to the Fund, including other accounts of AQR, or its affiliates. Other accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); foreign investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity (“Proprietary Accounts”). Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts (including, for purposes of this discussion, other Funds and Proprietary Accounts), on the other. The other accounts might have similar investment objectives or strategies as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. A potential conflict of interest exists where portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.
A number of potential conflicts of interest may arise as a result of AQR’s or the portfolio manager’s management of a number of accounts with similar investment strategies. Often, an investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In circumstances where the amount of total exposure to a strategy or investment type across accounts is, in the opinion of AQR, capacity constrained, the availability of the strategy or investment type for the Fund and other accounts may be reduced in AQR’s discretion. The Fund may therefore have reduced exposure to a capacity constrained strategy or investment type, which could adversely affect the Fund’s return. AQR is not obligated to allocate capacity pro rata and may take its financial interests into account when allocating capacity among the Fund and other accounts. Among other things, capacity constraints in a particular strategy or investment type could cause the Fund to close to all or certain new investors.
Another conflict could arise where different account guidelines and/or differences within particular investment strategies lead to the use of different investment practices for portfolios with a similar investment strategy. AQR will not necessarily purchase or sell the same instruments at the same time or in the same direction (particularly if different accounts have different strategies), or in the same proportionate amounts for all eligible accounts (particularly if different accounts have materially different amounts of capital under management, different amounts of investable cash available, different investment restrictions, or different risk tolerances). As a result, although AQR manages numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the
Statement of Additional Information – May 1, 2018	114

same instruments, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account. AQR may, from time to time, implement new trading strategies or participate in new trading strategies for some but not all accounts, including the Fund. Strategies may not be implemented in the same manner among accounts where they are employed, even if the strategy is consistent with the objectives of such accounts.
Whenever decisions are made to buy or sell investments by the Fund and one or more other accounts simultaneously, AQR or the portfolio managers may aggregate the purchases and sales of the investments and will allocate the transactions in a manner that it believes to be equitable under the circumstances. To this end, AQR has adopted policies and procedures that are intended to assure that investment opportunities are allocated equitably among accounts over time. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of the investments sought to be traded. These aggregation and allocation policies could have a detrimental effect on the price or amount of the investments available to the Fund from time to time. Subject to applicable laws and/or account restrictions, AQR may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Fund.
To the extent that the Fund holds interests in an issuer that are different (or more senior or junior) than those held by other accounts, AQR may be presented with investment decisions where the outcome would benefit one account and would not benefit or would harm the other account. Furthermore, it is possible that the Fund’s interest may be subordinated or otherwise adversely impacted by virtue of such other accounts’ involvement and actions relating to their investment. In addition, when the Fund and other accounts hold investments in the same issuer (including at the same place in the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work-outs or other activities related to its investment in the issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as other accounts in the same or similar situations even if AQR believes it would be in the Fund’s best economic interests to do so. The Fund may be prohibited by applicable law from investing in an issuer (or an affiliate) that other accounts are also investing in or currently invest in even if AQR believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with issuers that AQR considers to be at risk of default and restructuring or work-outs with debt holders, which may include the Fund and other accounts. In some cases, to avoid the potential of future prohibited transactions, AQR may avoid allocating an investment opportunity to the Fund that it would otherwise recommend, subject to AQR’s then-current allocation policy and any applicable exemptions.
AQR and the Fund’s portfolio managers may also face a conflict of interest where some accounts pay higher fees to AQR than others, as they may have an incentive to favor accounts with the potential for greater fees. For instance, the entitlement to a performance fee in managing one or more accounts may create an incentive for AQR to take risks in managing assets that it would not otherwise take in the absence of such arrangements. Additionally, since performance fees reward AQR for performance in accounts which are subject to such fees, AQR may have an incentive to favor these accounts over those that have only fixed asset-based fees, such as the Fund, with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities.
AQR has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Fund and other accounts and that are designed to ensure that all client accounts are treated fairly and equitably over time.
BMO: A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Fund, which may have different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or subadvisory basis, separate accounts, and collective trust accounts. An investment opportunity may be suitable for a Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by a Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Fund, they may track the same benchmarks or indexes as the Fund tracks, and they may sell securities that are eligible to be held, sold or purchased by the Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager also may manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including a Fund.
To address and manage these potential conflicts of interest, BMO has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, cross trading policies, portfolio manager assignment practices, and oversight by investment management, and/or compliance departments.
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Boston Partners: Boston Partners owes its clients a duty of loyalty and monitors situations in which the interests of its advisory clients may be in conflict with its own interests. Boston Partners identifies business practices that may cause a conflict of interest between it and its clients, discloses such conflicts of interest to clients and develops reasonable procedures to mitigate such conflicts.
Boston Partners has identified the following potential conflicts of interest and the measures it uses to address these matters:
Equitable Treatment of Accounts
Boston Partners recognizes that potential conflicts may arise from the side-by-side management of registered investment companies and “investment accounts,” which include privately offered funds and separately managed accounts of individuals and institutional investors. Where Boston Partners’ separately managed accounts are charged performance fees, portfolio managers may be inclined to take investment risks that are outside the scope of such client’s investment objectives and strategy. In addition, since Boston Partners’ private investment funds charge performance fees and share those fees with portfolio managers, such portfolio managers may also be inclined to take additional investment risks. Boston Partners maintains a Trade Allocation and Aggregation Policy as well as a Simultaneous Management Policy to ensure that client accounts are treated equitably. The Compliance Department (“CD”) reviews allocations and dispersion regularly, and accounts within the same strategy are precluded from simultaneously holding a security long and short. There are certain circumstances that would permit a long/short portfolio to take a contra position in a security that is held in another strategy. This happens very infrequently and the contra position is generally not related to the fundamental views of the security (i.e. – initiating a long position in a security at year-end to take advantage of tax-loss selling as a short term investment, or initiating a position based solely on its relative weight in the benchmark to manage investment risk). However in certain situations, the investment constraints of a strategy, including but not limited to country, region, industry or benchmark, may result in a different investment thesis for the same security. Each situation is fully vetted and approved by the firm’s Chief Investment Officer or his designee. Risk Management performs periodic reviews to ensure the product complies with the investment strategy and defined risk parameters.
Furthermore, since Boston Partners charges a performance fee on certain accounts, and in particular these accounts may receive “new issues” allocations, Boston Partners has a conflict of interest in allocating new issues to these accounts. Boston Partners maintains an IPO Allocation Policy and the CD assists in, and/or reviews, the allocation of new issues to ensure that IPOS are being allocated among all eligible accounts in an equitable manner.
Utilizing Brokerage to Advantage Boston Partners
Boston Partners does not place trades through affiliated brokers. Securities trades are executed through brokerage firms with which Boston Partners maintains other advantageous relationships, such as soft dollars. In these cases, the broker may expect commission business in return. Boston Partners has established a Trade Management Oversight Committee to evaluate brokerage services and to review commissions paid to brokers. In addition, Boston Partners maintains a Best Execution Policy and a Soft Dollar Policy to assist in its monitoring efforts. Boston Partners also identifies affiliates of the investment companies for which it acts as investment adviser or sub adviser to ensure it is trading in accordance with applicable rules and regulations.
Directed Brokerage
Boston Partners faces an inherent conflict since it is in a position to direct client transactions to a broker or dealer in exchange for distribution capacity. Boston Partners maintains policies which prohibit its traders from considering a broker-dealer’s distribution capacity for promoting or selling Boston Partners’ separate account services, mutual funds, or proprietary funds (collectively “Boston Partners’ Services”) during the broker selection process. Nor will Boston Partners compensate any broker either directly or indirectly by directing brokerage transactions to that broker for consideration in selling Boston Partners’ Services.
Mixed Use Allocations and Use of Soft Dollars to Benefit Adviser
Soft dollar services which have a “mixed use” allocation present a conflict of interest when determining the allocation between those services that primarily benefit Boston Partners’ clients and those that primarily benefit Boston Partners. In addition, a conflict of interest exists when Boston Partners uses soft dollars to pay expenses that would normally be paid by Boston Partners. Boston Partners has developed soft dollar policies which require it to make a good faith allocation of “mixed use” services and to document its analysis. In addition, the CD reviews all requests for soft dollars to ensure inclusion under the safe harbor of Section 28 (e) of the Securities Exchange Act of 1934 (the “Exchange Act”).
Trade Errors
A conflict arises when an investment adviser requests a broker/dealer to absorb the cost of a trade error in return for increased trading and/or commissions. Boston Partners prohibits correcting a trade error for any quid pro quo with a broker and has procedures for the proper correction of trade errors.
Statement of Additional Information – May 1, 2018	116

Principal Transactions
A principal transaction occurs when an investment adviser, acting for the account of itself or an affiliate buys a security from, or sells a security to a client. An inherent conflict of interest exists since an adviser has an opportunity to transfer unwanted securities from its account to a client's account, sell securities to a client’s account at prices above the market, or transfer more favorably priced securities from a client account to its account. Boston Partners generally does not permit the selling of a security from one client account and the purchasing of the same security in another client account if Boston Partners has a principal interest in one of the accounts at the time of the transaction. Additionally, Boston Partners requires that clients give consent by signing subscription agreements to purchase a pooled investment vehicle in which Boston Partners or a related entity has an interest.
Cross Trades
Cross transactions between clients create an inherent conflict of interest because Boston Partners has a duty to obtain the most favorable price for both the selling client and the purchasing client. Boston Partners generally does not engage in cross trading, however Boston Partners has procedures to ensure that any cross trade is in the best interests of all clients.
Affiliated Investments
Potential conflicts exist if Boston Partners directs client investments into affiliated vehicles in order to increase the size of these vehicles and thereby increase its compensation by (a) lowering overall expenses of the vehicle, some of which Boston Partners may have responsibility for; (b) permitting greater marketing of the vehicle which will generate greater fee revenue for Boston Partners; or (c) allowing Boston Partners or an affiliate to redeem its investment capital in such vehicle. To mitigate any detriment to the client, Boston Partners has product suitability procedures and will obtain a client’s consent prior to investing client assets in an affiliated vehicle.
Proprietary Trading Opportunities
Employees are in a position to take investment opportunities for themselves or Boston Partners before such opportunities are executed on behalf of clients. Employees have a duty to advance Boston Partners’ client interests before Boston Partners interests or their personal interests. Boston Partners must assure that employees do not favor their own or Boston Partners’ accounts. The Code of Ethics (“the Code”) includes procedures on ethical conduct and personal trading, including preclearance and blackout procedures, to which all employees are subject.
Insider Trading/Non-Public Information
Employees are in a position to learn material nonpublic information. Such employees are in a position to trade in their personal accounts on such information, to the potential disadvantage of client accounts. The Code addresses insider trading including permissible activities. Employees certify, at least annually, that they are in compliance with the Code.
Boston Partners periodically discusses securities which may be held in client accounts with external investment professionals when sourcing and analyzing investment ideas. These discussions may include but are not limited to economic factors, market outlook, sector and industry views, and general and/or specific information regarding securities. Discussion of specific securities creates a conflict which could disadvantage Boston Partners’ clients if the external parties were to act upon this information, including but not limited to front-running and scalping either particular securities or numerous securities in a similar sector to the extent such information is known about Boston Partners’ holdings. Boston Partners has policies prohibiting discussion of client investments for non-business purposes and has outlined permissible activities as well as certain other prohibitions when sourcing investment ideas for business purposes.
Value-Added Investors
A senior executive from a public company or a private company that is a hedge fund, broker-dealer, investment adviser, or investment bank, (collectively “VAIs”), may invest in Boston Partners’ private funds. A conflict exists if Boston Partners invests in companies affiliated with a VAI or if a VAI who works at a private company provide material non-public information to Boston Partners or vice versa. Both of these conflicts raise issues with respect to information sharing. Boston Partners has procedures to: i) identify these individuals through its annual outside businesses questionnaire, its annual compliance questionnaire, review of new account start-up documents, and its 5130 and 5131 questionnaires, and ii) monitor conflicts these persons present through its pre-trade compliance system and/or email surveillance.
Selective Disclosure
Selective disclosure occurs when material information is given to a single investor, or a limited group of investors, and not to all investors at the same time. This practice may allow one set of investors to profit on undisclosed information prior to giving others the same opportunity. In order to prevent this conflict of interest, Boston Partners has procedures regarding the dissemination of account holdings.
Valuation of Client Accounts
Because Boston Partners calculates its own advisory fees, it has an incentive to over-value such accounts to either increase the fees payable by the client, or to conceal poor performance for an incentive fee. Boston Partners has several safeguards in
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place to mitigate this conflict. Boston Partners has a policy for the valuation of securities. Boston Partners’ Operations Department reconciles cash, assets, and prices for all client accounts with the client’s custodian bank’s records on a monthly basis. Finally the CD, periodically reviews client fee invoices.
Representing Clients \t times, clients may request Boston Partners represent their interests in class action litigation, bankruptcies or other matters. Boston Partners’ expertise lies in investment management and has an inherent conflict of interest if cast in any other role. When possible, Boston Partners’ investment management agreements include provisions that Boston Partners will not act on behalf of the client in class actions, bankruptcies or matters of litigation.
Outside Business Activities
An employee’s outside business activities may conflict with the employee’s duties to Boston Partners and its clients. Boston Partners requires all employees to disclose any outside employment to the CD, who, in conjunction with the employee’s supervisor and the Director of HR, will identify any potential conflicts. In the event that a resolution to the conflict cannot be reached, the employee may be asked to terminate either his outside employment or his position with Boston Partners.
Business Gifts and Entertainment
Boston Partners employees periodically give or receive gifts from clients. Boston Partners employees host clients or receive entertainment provided by a client. Such gifts or entertainment may be considered efforts to gain unfair advantage. Boston Partners maintains a gifts and entertainment policy and has developed a “Q&A” guide for employees regarding certain types of gifts and entertainment. Generally, employees are not permitted to give or receive gifts of more than $100 in value, per person, per year. Entertainment that is normal or customary in the industry is considered appropriate. Employees should consult the CD if they are unsure about a particular gift or value of entertainment.
Illegal or Unethical Behavior
Unethical or illegal conduct by employees damages Boston Partners’ ability to meet its fiduciary duties to clients. Employees are required to report to management any actual or suspected illegal or unethical conduct on the part of other employees of which they become aware or any situations in which they are concerned about the “best course of action.” In addition, employees are required to certify annually that they are in compliance with this Manual. Regardless of whether a government inquiry occurs, Boston Partners views seriously any violation of this Manual. Disciplinary sanctions may be imposed on any employee committing a violation of this Manual.
Proxy Voting
Boston Partners’ proxy voting authority for its clients, puts it in a position where its interests may conflict with the best interests of its clients when determining how to vote. Boston Partners has a proxy voting policy and has engaged an outside vendor to execute proxies according to this policy. Boston Partners has a procedure to handle conflicts of interest which may arise in voting client securities.
Consulting Relationships
Boston Partners may purchase software, educational programs and peer group information from consulting firms that represent Boston Partners clients. Due to the lack of payment transparency, these relationships could give rise to improper activity on the part of the investment adviser or the consultant. Products purchased from consultants must serve a legitimate need for Boston Partners’ business and may not be acquired to influence a consultant’s recommendation of Boston Partners.
Columbia Management: Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Investment Manager and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.
The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.
Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Investment Manager’s Code of Ethics and certain limited exceptions, the Investment Manager’s investment professionals do not have the opportunity to invest in client accounts, other than the funds.
A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those Funds and/or accounts. The effects of this potential conflict may be more pronounced where Funds and/or accounts managed by a particular portfolio manager have different investment strategies.
A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.
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A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Investment Manager’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold. The Investment Manager and its Participating Affiliates (including Threadneedle) may coordinate their trading operations for certain types of securities and transactions pursuant to personnel-sharing agreements or similar intercompany arrangements. However, typically the Investment Manager does not coordinate trading activities with a Participating Affiliate with respect to accounts of that Participating Affiliate unless such Participating Affiliate is also providing trading services for accounts managed by the Investment Manager. Similarly, a Participating Affiliate typically does not coordinate trading activities with the Investment Manager with respect to accounts of the Investment Manager unless the Investment Manager is also providing trading services for accounts managed by such Participating Affiliate. As a result, it is possible that the Investment Manager and its Participating Affiliates may trade in the same instruments at the same time, in the same or opposite direction or in different sequence, which could negatively impact the prices paid by the Fund on such instruments. Additionally, in circumstances where trading services are being provided on a coordinated basis for the Investment Manager’s accounts (including the Funds) and the accounts of one or more Participating Affiliates in accordance with applicable law, it is possible that the allocation opportunities available to the Funds may be decreased, especially for less actively traded securities, or orders may take longer to execute, which may negatively impact Fund performance.
“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Investment Manager and the Funds have adopted compliance procedures that provide that any transactions between a Fund and another account managed by the Investment Manager are to be made at a current market price, consistent with applicable laws and regulations.
Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.
To the extent a Fund invests in underlying funds, a portfolio manager will be subject to the potential conflicts of interest described in Potential Conflicts of Interest – Columbia Management – FOF (Fund-of-Funds) below.
A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the Fund and other accounts. Many of the potential conflicts of interest to which the Investment Manager’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the Investment Manager and its affiliates.
Columbia Management – FoF (Fund-of-Funds): Management of funds-of-funds differs from that of the other Funds. The portfolio management process is set forth generally below and in more detail in the Funds’ prospectus.
Portfolio managers of the fund-of-funds may be involved in determining each funds-of-fund’s allocation among the three main asset classes (equity, fixed income and cash) and the allocation among investment categories within each asset class, as well as each funds-of-fund’s allocation among the underlying funds.
■	Because of the structure of the funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other Funds.
■	The Investment Manager and its affiliates may receive higher compensation as a result of allocations to underlying funds with higher fees.
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In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The Investment Manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the Fund and other client accounts.
To the extent a fund-of-funds invest in securities and instruments other than other Funds, the portfolio manager is subject to the potential conflicts of interest described in Potential Conflicts of Interest – Columbia Management above.
A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the fund and other accounts. Many of the potential conflicts of interest to which the Investment Manager’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the Investment Management activities of the Investment Manager and its affiliates.
Conestoga: Like other investment professionals with multiple clients, portfolio managers may face certain potential conflicts of interest in connection with managing both the portion of the Fund’s assets allocated to Conestoga (Conestoga’s Sleeve) and other accounts at the same time. Conestoga has adopted compliance policies and procedures that attempt to address certain of the potential conflicts that Conestoga’s portfolio managers face in this regard. Certain of those conflicts of interest are summarized below.
The management of accounts with different advisory or sub-advisory fee rates and/or fee and expense structures may raise certain potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee, or higher profit margin accounts.
Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.
A portfolio manager may be able to select or influence the selection of the broker-dealers that are used to execute securities transactions for a fund. A portfolio manager’s decision as to the selection of broker-dealers could produce disproportionate costs and benefits among Conestoga’s Sleeve and the other accounts the portfolio manager manages.
A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for the Conestoga’s Sleeve and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of Conestoga’s Sleeve as well as other accounts, the Conestoga’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to Conestoga’s Sleeve or the Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.
“Cross trades,” in which a portfolio manager sells a particular security held by Conestoga’s Sleeve to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Investment Manager has adopted compliance procedures that provide that any transactions between the Fund and another account managed by Conestoga are to be made at a current market price, consistent with applicable laws and regulations.
Another potential conflict of interest may arise based on the different investment objectives and strategies of Conestoga’s Sleeve and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for Conestoga’s Sleeve that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for Conestoga’s Sleeve, even though it could have been bought or sold for Conestoga’s Sleeve at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security. There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Fund.
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The portfolio manager(s) also may have other potential conflicts of interest in managing Conestoga’s Sleeve, and the description above is not a complete description of every conflict that could exist in managing Conestoga’s Sleeve and other accounts. Many of the potential conflicts of interest to which the Conestoga’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the Investment Manager or other subadvisers of the Fund.
Columbia WAM: Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. Columbia WAM and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.
The management of accounts with different advisory fee rates and/or fee structures may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.
Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Investment Manager’s Code of Ethics and certain limited exceptions, the Investment Manager’s investment professionals do not have the opportunity to invest in client accounts, other than the Funds and the series of Wanger Advisors Trust.
A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.
A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.
A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, Columbia WAM’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.
“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. Columbia WAM and the Funds have adopted compliance procedures that provide that any transactions between the Fund and another account managed by Columbia WAM are to be made at an independent current market price, consistent with applicable laws and regulation.
Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.
A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. Many of the potential conflicts of interest to which Columbia WAM’s portfolio managers are subject are essentially the same as or similar to the potential conflicts of interest related to the investment management activities of Columbia WAM and its affiliates.
DGHM: The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the investments of the portion of the Fund’s assets allocated to DGHM (DGHM’s Sleeve), on the one hand, and the investments of the other accounts, on the other. The other accounts include hedge funds, separately managed private clients and discretionary 401(k) accounts (“Other Accounts”). The Other Accounts might have similar investment objectives as the Fund, be compared to the same index as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by DGHM’s Sleeve.
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Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of DGHM’s Sleeve. The portfolio managers know the size and timing of trades for DGHM’s Sleeve and the Other Accounts, and may be able to predict the market impact of the DGHM’s Sleeve trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of DGHM’s Sleeve, or vice versa.
Investment Opportunities. DGHM provides investment supervisory services for a number of investment products that have varying investment guidelines. The same portfolio management team works across all investment products. Differences in the compensation structures of DGHM’s investment products may give rise to a conflict of interest by creating an incentive for DGHM to allocate the investment opportunities it believes might be the most profitable to the client accounts where it might benefit the most from the investment gains.
EAM: The portfolio manager is responsible for managing other accounts invested in the same strategy as the portion of the Fund’s assets allocated to EAM (EAM’s Sleeve). These other accounts include separately managed accounts for pension funds. In addition, other EAM portfolio managers manage accounts which have similar investment strategies and may invest in some of the same securities as EAM’s Sleeve or the Fund.
From time to time, potential conflicts of interest may arise between the portfolio manager’s management of the investments of EAM’s Sleeve, on the one hand, and the management of other accounts, on the other. For example, an investment opportunity may be suitable for both EAM’s Sleeve and other accounts, but may not be available in sufficient quantities for both EAM’s Sleeve and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by EAM’s Sleeve and another account. Whenever decisions are made to buy or sell securities by EAM’s Sleeve and one or more of the other accounts simultaneously, EAM or the portfolio managers may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances when EAM’s Sleeve will not participate in a transaction that is allocated among other accounts or that may not be allocated the full amount of the securities sought to be traded. Another potential conflict may arise when a portfolio manager may have an incentive to allocate opportunities to an account where EAM and the portfolio manager have a greater financial incentive, such as a performance fee account.
EAM has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address these potential conflicts.
Loomis Sayles: Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Funds, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis Sayles’ Brokerage Allocation Policies and Procedures and Loomis Sayles’ Trade Aggregation and Allocation Policies and Procedures.
Los Angeles Capital: Los Angeles Capital has implemented policies and procedures, including brokerage and trade allocation policies and procedures, which the Firm believes are reasonably designed to address the potential for conflicts of interest associated with managing portfolios for multiple clients and that seek to treat all clients fairly and equally over time. Client accounts are managed independent of one another in accordance with client specific mandates, restrictions, and instructions as outlined in the investment management agreement. This can result in investment positions or actions taken for one client account that differ from those taken in another client account. For example, it is possible that Los Angeles Capital may be purchasing or holding a security for one account and simultaneously selling the same security for another account. Conflicts of interest may arise to the extent Los Angeles Capital takes a short position in an investment that at the same time is owned or being purchased long for another client account. While each client account is managed individually, Los Angeles Capital will, at any given time, purchase and/or sell the same securities for a number of accounts.
When appropriate, Los Angeles Capital will aggregate trades in the same securities. As there are a number of variables that can influence this decision, including but not limited to, liquidity, client trading directives, regulatory limitations, cash flows, etc., aggregating client orders in a block transaction is determined on a case by case basis. In general, clients participating in an aggregated transaction will receive the same execution price per share, which will reflect the average of multiple prices if the order was executed in multiple trades. Immaterial pricing differences across accounts in an aggregated
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transaction can arise in some situations. If an aggregated transaction is not completely filled, then the partially completed trade is allocated to the participating accounts on a pro-rata basis, subject to variations such as trade size, round lot requirements, exchange or market specific restrictions, or individual broker procedures.
Los Angeles Capital’s portfolio managers may manage accounts that are charged a performance-based fee alongside accounts with standard asset-based fee schedules. While performance-based fee arrangements may be viewed as creating an incentive to favor certain accounts over others in the allocation of investment opportunities, Los Angeles Capital has designed and implemented procedures to ensure that all clients are treated fairly and equally, and to prevent conflicts from influencing the allocation of investment opportunities. Further, performance fees are not allocated to specific employees or groups of employees at the Firm, but rather management and performance fees inure to the benefit of the Firm as a whole and not to specific individuals or groups of individuals.
Based on a variety of factors including the strategy, guidelines, and turnover goals employed by each account, Los Angeles Capital determines the trading frequency of an account with most accounts trading weekly and others less frequently. In a typical week, Los Angeles Capital will begin by trading its U.S. strategy accounts followed by its non-U.S. strategy accounts. An account’s rebalance cycle is dependent on the account’s strategy. Rebalances for U.S. strategy accounts are regularly rotated and generally begin on the same day, while the order of non-U.S. strategy account rebalances may be regularly rotated over several days. The Firm’s proprietary accounts, which are invested in liquid securities, may be traded in rotation with client accounts or on a particular day of the week depending on liquidity, size, model constraints, and resource constraints
Los Angeles Capital has adopted a Code of Ethics that includes procedures on ethical conduct and personal trading and requires pre-clearance authorization from both the Trading and Compliance Departments for certain personal security transactions. Investment personnel of Los Angeles Capital or its affiliate may be permitted to be commercially or professionally involved with an issuer of securities. There is a potential risk that Los Angeles Capital personnel may place their own interests (resulting from outside employment/directorships) ahead of the interests of Los Angeles Capital clients. Before engaging in any outside business activity, employees must obtain approval of the CCO as well as other personnel. Any potential conflicts of interest from such involvement are monitored for compliance with the firm’s Code of Ethics. The Code of Ethics also prohibits from soliciting, giving or accepting inappropriate gifts and entertainment.
Manulife: When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager‘s responsibility for the management of the Fund as well as one or more other accounts. Manulife has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Manulife has structured their compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See ―Compensation of Portfolio Managers below.
A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. Manulife has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.
A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of Manulife generally require that such trades be “bunched”, which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Manulife will place the order in a manner intended to result in as favorable a price as possible for such client.
A portfolio manager could favor an account if the portfolio manager‘s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this
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purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager‘s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Manulife receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager‘s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager‘s compensation. Neither the Advisor nor Manulife receives a performance-based fee with respect to any of the accounts managed by the portfolio managers.
A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. Manulife imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.
If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, Manulife seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.
PGIM: Like other investment advisers, PGIM Fixed Income is subject to various conflicts of interest in the ordinary course of its business. PGIM Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, PGIM Fixed Income seeks to address such conflicts through one or more of the following methods:
elimination of the conflict;
disclosure of the conflict; or
management of the conflict through the adoption of appropriate policies, procedures or other mitigants.
PGIM Fixed Income follows the policies of Prudential Financial on business ethics, personal securities trading by investment personnel, and information barriers. PGIM Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. PGIM Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict may arise.
Side-by-Side Management of Accounts and Related Conflicts of Interest. PGIM Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how PGIM Fixed Income addresses these conflicts.
Performance Fees - PGIM Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees.
This side-by-side management may be deemed to create an incentive for PGIM Fixed Income and its investment professionals to favor one account over another. Specifically, PGIM Fixed Income or its affiliates could be considered to have the incentive to favor accounts for which PGIM Fixed Income or an affiliate receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
Affiliated accounts - PGIM Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. PGIM Fixed Income could be considered to have an incentive to favor accounts of affiliates over others.
Large accounts - large accounts typically generate more revenue than do smaller accounts and certain of PGIM Fixed Income’s strategies have higher fees than others. As a result, a portfolio manager could be considered to have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for PGIM Fixed Income.
Long only and long/short accounts - PGIM Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling. PGIM Fixed Income may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts. These short sales could reduce the value of the securities held in the long only accounts. In addition, purchases for long only accounts could have a negative impact on the short positions.
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Securities of the same kind or class - PGIM Fixed Income sometimes buys or sells for one client account securities of the same kind or class that are purchased or sold for another client at prices that may be different. PGIM Fixed Income may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account due to differences in investment strategy or client direction. Different strategies trading in the same securities or types of securities may appear as inconsistencies in PGIM Fixed Income’s management of multiple accounts side-by-side.
Financial interests of investment professionals - PGIM Fixed Income investment professionals may invest in certain investment vehicles that it manages, including mutual funds and private funds. Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial, Inc. In addition, the value of grants under PGIM Fixed Income’s long-term incentive plan and targeted long-term incentive plan is affected by the performance of certain client accounts. As a result, PGIM Fixed Income investment professionals may have financial interests in accounts managed by PGIM Fixed Income or that are related to the performance of certain client accounts.
Non-discretionary accounts - PGIM Fixed Income provides non-discretionary investment advice to some clients and manages others on a discretionary basis. Trades in non-discretionary accounts could occur before, in concert with, or after PGIM Fixed Income executes similar trades in its discretionary accounts. The non-discretionary clients may be disadvantaged if PGIM Fixed Income delivers investment advice to them after it initiates trading for the discretionary clients, or vice versa.
How PGIM Fixed Income Addresses These Conflicts of Interest. PGIM Fixed Income has developed policies and procedures designed to address the conflicts of interest with respect to its different types of side-by-side management described above.
The chief investment officer/head of PGIM Fixed Income periodically reviews and compares performance and performance attribution for each client account within its various strategies during meetings typically attended by members of PGIM Fixed Income’s senior leadership team, chief compliance officer or his designee, and senior portfolio managers.
In keeping with PGIM Fixed Income’s fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its accounts fairly and equitably over time. PGIM Fixed Income’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation. Its compliance group periodically reviews a sampling of new issue allocations and related documentation to confirm compliance with the trade aggregation and allocation procedures. In addition, the compliance and investment risk management groups review forensic reports regarding new issue and secondary trade activity on a quarterly basis. This forensic analysis includes such data as the: (i) number of new issues allocated in the strategy; (ii) size of new issue allocations to each portfolio in the strategy;(iii) profitability of new issue transactions; and (iv) portfolio turnover. The results of these analyses are reviewed and discussed at PGIM Fixed Income’s trade management oversight committee meetings. The procedures above are designed to detect patterns and anomalies in PGIM Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.
PGIM Fixed Income has procedures that specifically address its side-by-side management of long/short and long only portfolios. These procedures address potential conflicts that could arise from differing positions between long/short and long only portfolios. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.
Conflicts Related to PGIM Fixed Income’s Affiliations. As an indirect wholly-owned subsidiary of Prudential Financial, Inc., PGIM Fixed Income is part of a diversified, global financial services organization. PGIM Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of some of these affiliates.
Conflicts Arising Out of Legal Restrictions. PGIM Fixed Income may be restricted by law, regulation, contract or other constraints as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes these restrictions apply as a result of its relationship with Prudential Financial, Inc. and its other affiliates. For example, PGIM Fixed Income does not purchase securities issued by Prudential Financial, Inc. for client accounts. In addition, PGIM Fixed Income’s holdings of a security on behalf of its clients are required, under some SEC rules, to be aggregated with the holdings of that security by other Prudential Financial, Inc. affiliates. These holdings could, on an aggregate basis, exceed certain reporting or ownership thresholds . Prudential Financial, Inc. tracks these aggregated holdings and may restrict purchases to avoid exceeding these thresholds because of the potential consequences to Prudential Financial, Inc. if such thresholds are exceeded. In addition, PGIM Fixed Income could receive material, non-public information with respect to a particular issuer and, as a result, be unable to execute transactions in securities of that
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issuer for its clients. For example, PGIM Fixed Income’s bank loan team often invests in private bank loans in connection with which the borrower provides material, non-public information, resulting in restrictions on trading securities issued by those borrowers. PGIM Fixed Income has procedures in place to carefully consider whether to intentionally accept material, non-public information with respect to certain issuers. PGIM Fixed Income is generally able to avoid receiving material, non-public information from its affiliates and other units within PGIM by maintaining information barriers. In some instances, it may create an isolated information barrier around a small number of its employees so that material, non-public information received by such employees is not attributed to the rest of PGIM Fixed Income.
Conflicts Related to Outside Business Activity. From time to time, certain of PGIM Fixed Income employees or officers may engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to PGIM Fixed Income’s personal conflicts of interest and outside business activities policy. Actual and potential conflicts of interest are analyzed during such approval process. PGIM Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, non-public information regarding an issuer.
Conflicts Related to Investment of Client Assets in Affiliated Funds. PGIM Fixed Income may invest client assets in funds that it manages or subadvises for an affiliate. PGIM Fixed Income may also invest cash collateral from securities lending transactions in these funds. These investments benefit both PGIM Fixed Income and its affiliate.
PICA General Account. Because of the substantial size of the general account of The Prudential Insurance Company of America (PICA), trading by PICA’s general account, including PGIM Fixed Income’s trades on behalf of the account, may affect market prices. Although PGIM Fixed Income does not expect that PICA’s general account will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.
Conflicts Related to Co-investment by Affiliates. PGIM Fixed Income affiliates may provide initial funding or otherwise invest in vehicles it manages. When an affiliate provides “seed capital” or other capital for a fund, it may do so with the intention of redeeming all or part of its interest at a future point in time or when it deems that sufficient additional capital has been invested in that fund.
The timing of a redemption by an affiliate could benefit the affiliate. For example, the fund may be more liquid at the time of the affiliate’s redemption than it is at times when other investors may wish to withdraw all or part of their interests.
In addition, a consequence of any withdrawal of a significant amount, including by an affiliate, is that investors remaining in the fund will bear a proportionately higher share of fund expenses following the redemption.
PGIM Fixed Income could also face a conflict if the interests of an affiliated investor in a fund it manages diverge from those of the fund or other investors. For example, PGIM Fixed Income affiliates, from time to time, hedge some or all of the risks associated with their investments in certain funds PGIM Fixed Income manages. PGIM Fixed Income may provide assistance in connection with this hedging activity.
PGIM Fixed Income believes that these conflicts are mitigated by its allocation policies and procedures, its supervisory review of accounts and its procedures with respect to side-by-side management of long only and long-short accounts.
Conflicts Arising Out of Industry Activities. PGIM Fixed Income and its affiliates have service agreements with various vendors that are also investment consultants. Under these agreements, PGIM Fixed Income or its affiliates compensate the vendors for certain services, including software, market data and technology services. PGIM Fixed Income’s clients may also retain these vendors as investment consultants. The existence of these service agreements may provide an incentive for the investment consultants to favor PGIM Fixed Income when they advise their clients. PGIM Fixed Income does not, however, condition its purchase of services from consultants upon their recommending PGIM Fixed Income to their clients. PGIM Fixed Income will provide clients with information about services that it obtains from these consultants upon request.
PGIM Fixed Income retains third party advisors and other service providers to provide various services for PGIM Fixed Income as well as for funds that PGIM Fixed Income manages or subadvises. A service provider may provide services to PGIM Fixed Income or one of PGIM Fixed Income’s funds while also providing services to other PGIM units, other PGIM-advised funds, or affiliates of PGIM, and may negotiate rates in the context of the overall relationship. PGIM Fixed Income may benefit from negotiated fee rates offered to its funds and vice versa. There is no assurance, however, that PGIM Fixed Income will be able to obtain advantageous fee rates from a given service provider negotiated by its affiliates based on their relationship with the service provider, or that PGIM Fixed Income will know of such negotiated fee rates.
Conflicts Related to Securities Holdings and Other Financial Interests.
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Securities Holdings. Prudential Financial, Inc., PICA, PGIM Fixed Income and other affiliates of PGIM at times have financial interests in, or relationships with, companies whose securities PGIM Fixed Income holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to PGIM Fixed Income or to the Prudential enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by us on behalf of PGIM Fixed Income’s client accounts. For example:
PGIM Fixed Income invests in the securities of one or more clients for the accounts of other clients.
PGIM Fixed Income’s affiliates sell various products and/or services to certain companies whose securities we purchase and sell for PGIM Fixed Income clients.
PGIM Fixed Income invests in the debt securities of companies whose equity is held by its affiliates.
PGIM Fixed Income’s affiliates hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as other client accounts but at different levels in the capital structure. For example:
Affiliated accounts can hold the senior debt of an issuer whose subordinated debt is held by PGIM Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. In the event of restructuring or insolvency, the affiliated accounts as holders of senior debt may exercise remedies and take other actions that are not in the interest of, or are adverse to, other clients that are the holders of junior debt.
To the extent permitted by applicable law, PGIM Fixed Income may also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. PGIM Fixed Income’s interest in having the debt repaid creates a conflict of interest. PGIM Fixed Income has adopted a refinancing policy to address this conflict.
Certain of PGIM Fixed Income’s affiliates (as well as directors or officers of its affiliates) are officers or directors of issuers in which PGIM Fixed Income invests from time to time. These issuers may also be service providers to PGIM Fixed Income or its affiliates.
In addition, PGIM Fixed Income may invest client assets in securities backed by commercial mortgage loans that were originated or are serviced by an affiliate.
In general, conflicts related to the financial interests described above are addressed by the fact that PGIM Fixed Income makes investment decisions for each client independently considering the best economic interests of such client.
Conflicts Related to the Offer and Sale of Securities. Certain of PGIM Fixed Income’s employees may offer and sell securities of, and interests in, commingled funds that it manages or subadvises. There is an incentive for PGIM Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.
Conflicts Related to Long-Term Compensation. The performance of many client accounts is not reflected in the calculation of changes in the value of participation interests under PGIM Fixed Income’s long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. In addition, the performance of only a small number of our investment strategies is covered under PGIM Fixed Income’s targeted long-term incentive plan. As a result of the long-term incentive plan and targeted long-term incentive plan, PGIM Fixed Income’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. To address potential conflicts related to these financial interests, PGIM Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to confirm that each of its client accounts is managed in a manner that is consistent with PGIM Fixed Income’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. For example, PGIM Fixed Income’s chief investment officer/head reviews performance among similarly managed accounts on a quarterly basis during meetings typically attended by members of PGIM Fixed Income’s senior leadership team, chief compliance officer or his designee, and senior portfolio managers.
Conflicts Related to Trading – Personal Trading by Employees. Personal trading by PGIM Fixed Income employees creates a conflict when they are trading the same securities or types of securities as PGIM Fixed Income trades on behalf of its clients. This conflict is mitigated by PGIM Fixed Income’s personal trading standards and procedures.
In general, conflicts related to the securities holdings and financial interests described above are addressed by the fact that PGIM Fixed Income makes investment decisions for each client independently considering the best economic interests of such client.
Conflicts Related to Valuation and Fees.
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When client accounts hold illiquid or difficult to value investments, PGIM Fixed Income faces a conflict of interest when making recommendations regarding the value of such investments since its management fees are generally based on the value of assets under management. PGIM Fixed Income believes that its valuation policies and procedures mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests. In addition, single client account clients often calculate fees based on the valuation of assets provided by their custodian or administrator.
Conflicts Related to Securities Lending Fees
When PGIM Fixed Income manages a client account and also serves as securities lending agent for the account, it could be considered to have the incentive to invest in securities that would yield higher securities lending rates.
TCW: TCW has policies and controls to avoid and/or mitigate conflicts of interest across its businesses. The policies and procedures in TCW’s Code of Ethics (the “Code”) serve to address or mitigate both conflicts of interest and the appearance of any conflict of interest. The Code contains several restrictions and procedures designed to eliminate conflicts of interest relating to personal investment transactions, including (i) reporting account openings, changes, or closings (including accounts in which an Access Person has a "beneficial interest"), (ii) pre-clearance of non-exempt personal investment transactions (make a personal trade request for Securities) and (iii) the completion of timely required reporting (Initial Holdings Report, Quarterly Transactions Report, Annual Holdings Report and Annual Certificate of Compliance).
In addition, the Code addresses potential conflicts of interest through its policies on insider trading, anti-corruption, an employee’s outside business activities, political activities and contributions, confidentiality and whistleblower provisions.
Conflicts of interest may also arise in the management of accounts and investment vehicles. These conflicts may raise questions that would allow TCW to allocate investment opportunities in a way that favors certain accounts or investment vehicles over other accounts or investment vehicles, or incentivize a TCW portfolio manager to receive greater compensation with regard to the management of certain account or investment vehicles. TCW may give advice or take action with certain accounts or investment vehicles that could differ from the advice given or action taken on other accounts or investment vehicles. When an investment opportunity is suitable for more than one account or investment vehicle, such investments will be allocated in a manner that is fair and equitable under the circumstances to all TCW clients. As such, TCW has adopted compliance policies and procedures in its Portfolio Management Policy that helps to identify a conflict of interest and then specifies how a conflict of interest is managed. TCW’s Trading and Brokerage Policy also discusses the process of timing and method of allocations, and addresses how the firm handles affiliate transactions.
The respective Equity and Fixed Income Trading and Allocation Committees review trading activities on behalf of client accounts, including the allocation of investment opportunities and address any issues with regard to side-by-side management in order to ensure that all of TCW’s clients are treated on a fair and equitable basis. Further, the Portfolio Analytics Committee reviews TCW’s investment strategies, evaluates various analytics to facilitate risk assessment, changes to performance composites and benchmarks and monitors the implementation and maintenance of the Global Investment Performance Standards or GIPS® compliance.
TCW’s approach to handling conflicts of interest is multi-layered starting with its policies and procedures, reporting and pre-clearance processes and oversight by various committees.
Threadneedle: Threadneedle portfolio managers may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, a portfolio manager’s responsibilities at Threadneedle include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that he/she manages versus communicating his/her analyses to other portfolio managers concerning securities that he/she follows as an analyst.
Threadneedle has a fiduciary responsibility to all of the clients for which it manages accounts. Threadneedle seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. Threadneedle has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.
Water Island: Water Island’s portfolio managers may face certain potential conflicts of interest in connection with their responsibility for managing multiple similar accounts. Other accounts may include, without limitation: separately managed accounts, registered investment companies, unregistered investment companies such as pooled investment vehicles and
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hedge funds, and proprietary accounts. Management of multiple accounts can present certain conflicts of interest, including variation in compensation across accounts, conflicts that may arise from the purchase or sale of similar securities for more than one account, conflicts arising from transactions between accounts, conflicts arising from transactions involving ‘pilot’ funds, and conflicts arising from the selection of brokers and dealers to effect transactions. Water Island’s compliance team has implemented trading and allocation policies and oversight procedures in order to closely monitor and ensure equitable treatment of all accounts to address these conflicts.

Variation in Compensation - A potential conflict of interest related to variation in compensation may arise where the financial or other benefits available to the portfolio manager differ among the accounts that they manage. A portfolio manager might be motivated to help certain accounts over others if the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), or if the portfolio manager or Water Island has a greater financial interest in one or more of the accounts. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those accounts that could most significantly benefit the portfolio manager.

Purchase or Sale of Securities for More Than One Account - To address these and other potential conflicts of interest, Water Island has implemented policies and procedures designed to allocate securities among the various accounts it advises in a fair and equitable manner over time. In addition, Water Island has implemented processes for monitoring the effectiveness of these policies and procedures, including periodic reviews of allocations by its compliance department so as to help ensure equitable treatment. Water Island has also adopted policies and procedures to address certain additional conflicts specifically, as further described below.

Cross Trades - “Cross trades,” in which one account sells a particular security to another account (saving transaction costs for both accounts), may also pose a potential conflict of interest. Conflicts may arise if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. In an effort to address this potential conflict of interest, Water Island has adopted compliance procedures that, consistent with applicable law, include Rule 17a-7 under the 1940 Act, provide that any transactions between the advised accounts are to be made for cash without payment of any commission, spread, or other type of brokerage costs and at an independent current market price. Proposed cross trade must be reviewed and approved by Water Island’s compliance department prior to execution.

Pilot Funds - Water Island may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies or products prior to accepting assets from outside investors. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships, or separate accounts. Typically, Water Island or an affiliate supplies the funding for these accounts. Employees of Water Island, including the portfolio manager(s), may also invest in certain pilot accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the other accounts managed by Water Island. In an effort to address this potential conflict of interest, Water Island has adopted a policy to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them. For example, pilot accounts would be included in the daily block trade aggregation procedures alongside client accounts (except that pilot accounts do not participate in initial public offerings).

Selection of Brokers/Dealers - A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions. In addition to executing trades, some brokers and dealers provide Water Island with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, Water Island has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Exchange Act. A portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the accounts that they manage, although the payment of brokerage commissions is always subject to the requirement that Water Island determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided.
The portfolio managers may also face other potential conflicts of interest in the management of multiple similar accounts, and the examples above are not intended to provide an exhaustive list or complete description of every conflict that may arise.
Structure of Compensation
Analytic Investors: The compensation structure for WellsCap’s portfolio managers includes a competitive fixed base salary plus variable incentives, payable annually and over a longer term period. WellsCap participates in third party investment management compensation surveys in order to provide WellsCap with market-based compensation information to help
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support individual pay decisions.Incentive bonuses are typically tied to relative, pre-tax investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1- 3- and 5- year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. Research analysts are evaluated on the overall team's relative investment performance as well as the performance and quality of their individual research.
AQR: The compensation for each of the portfolio managers that is a Principal of AQR is in the form of distributions based on the net income generated by AQR and each Principal’s relative ownership in AQR. Net income distributions are a function of assets under management and performance of the funds and accounts managed by AQR. A Principal’s relative ownership in AQR is based on cumulative research, leadership and other contributions to AQR. There is no direct linkage between assets under management, performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues. Each portfolio manager is also eligible to participate in AQR’s 401(k) retirement plan which is offered to all employees of AQR.
BMO: Compensation for BMO’s portfolio managers consists of base salary, which is monitored to ensure competitiveness in the external marketplace. In addition to base salary, portfolio managers have a portion of their compensation tied to the investment performance of client accounts. The formula for each professional varies according to their level of portfolio responsibility and seniority. Investment professionals also may receive bonuses of restricted share units or other units linked to the performance of the Bank of Montreal, the indirect owner of BMO Asset Management Corp.
Boston Partners: All investment professionals receive a compensation package comprised of an industry competitive base salary and a discretionary bonus and long-term incentives. Through our bonus program, key investment professionals are rewarded primarily for strong investment performance.
Typically, bonuses are based upon a combination of one or more of the following four criteria:
1. Individual Contribution: an evaluation of the professional’s individual contribution based on the expectations established at the beginning of each year;
2. Product Investment Performance: performance of the investment product(s) with which the individual is involved versus the pre-designed index, based on the excess return;
3. Investment Team Performance: the financial results of the investment group; and
4. Firm-wide Performance: the overall financial performance of Boston Partners.
Boston Partners professional compensation consultants with asset management expertise to annually review our practices to ensure that they remain highly competitive.
Columbia Management: Portfolio manager direct compensation is typically comprised of a base salary, and an annual incentive award that is paid either in the form of a cash bonus if the size of the award is under a specified threshold, or, if the size of the award is over a specified threshold, the award is paid in a combination of a cash bonus, an equity incentive award, and deferred compensation. Equity incentive awards are made in the form of Ameriprise Financial restricted stock, or for more senior employees both Ameriprise Financial restricted stock and stock options. The investment return credited on deferred compensation is based on the performance of specified Columbia Funds, in most cases including the Columbia Funds the portfolio manager manages.
Base salary is typically determined based on market data relevant to the employee’s position, as well as other factors including internal equity. Base salaries are reviewed annually, and increases are typically given as promotional increases, internal equity adjustments, or market adjustments.
Annual incentive awards are variable and are based on (1) an evaluation of the employee’s investment performance and (2) the results of a peer and/or management review of the employee, which takes into account skills and attributes such as team participation, investment process, communication, and professionalism. Scorecards are used to measure performance of Columbia Funds and other accounts managed by the employee versus benchmarks and/or peer groups. Performance versus benchmark and peer group is generally weighted for the rolling one, three, and five year periods. One year performance is weighted 10%, three year performance is weighted 60%, and five year performance is weighted 30%. Relative asset size is a key determinant for fund weighting on a scorecard. Typically, weighting would be proportional to actual assets. Consideration may also be given to performance in managing client assets in sectors and industries assigned to the employee as part of his/her investment team responsibilities, where applicable. For leaders who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.
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Equity incentive awards are designed to align participants’ interests with those of the shareholders of Ameriprise Financial. Equity incentive awards vest over multiple years, so they help retain employees.
Deferred compensation awards are designed to align participants’ interests with the investors in the Columbia Funds and other accounts they manage. The value of the deferral account is based on the performance of Columbia Funds. Employees have the option of selecting from various Columbia Funds for their deferral account, however portfolio managers must allocate a minimum of 25% of their incentive awarded through the deferral program to the Columbia Fund(s) they manage. Deferrals vest over multiple years, so they help retain employees.
Exceptions to this general approach to bonuses exist for certain teams and individuals. Funding for the bonus pool is determined by management and depends on, among other factors, the levels of compensation generally in the investment management industry taking into account investment performance (based on market compensation data) and both Ameriprise Financial and Columbia Management profitability for the year, which is largely determined by assets under management.
For all employees the benefit programs generally are the same, and are competitive within the financial services industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.
Conestoga: Each of the Fund’s portfolio managers is a partner of Conestoga. As such, each portfolio manager receives a share of Conestoga’s annual profits, as specified in the manager’s partnership agreement with Conestoga, from Conestoga’s management of the Fund and all other accounts.
Columbia WAM: Portfolio manager direct compensation is typically comprised of a base salary and an annual incentive award that is paid in a combination of a cash bonus, deferred compensation tied to the performance of specified Columbia Funds, and Ameriprise Financial equity incentive awards.
Base salary is typically determined based on market data relevant to the position, as well as other factors including tenure in the organization and broad contribution to the business. Base salaries are reviewed annually, and increases are typically given as promotional increases, internal equitable adjustments or market adjustments.
Annual incentive awards are variable and are based on (i) an evaluation of the individual’s investment performance relating to the funds or accounts the individual manages and, if applicable, relating to the individual’s work as an investment research analyst, and (ii) the results of a peer and/or management review of the individual, taking into account attributes such as team participation, investment process, communications, and professionalism. Investment performance of portfolios versus benchmark and/or peer group is generally weighted for the rolling one-, three- and five-year periods, with an emphasis on three-year performance. Consideration is given to the amount of assets the individual manages, and where multiple portfolios are managed, the relative weighting by assets is taken into account to assess overall performance. Where the individual also has responsibility as a research analyst, an assessment of their performance in that role is also taken into account. For leaders who have group management responsibilities, an assessment of the group’s overall investment performance is another factor considered.
Individual awards are determined by Columbia WAM’s senior management, subject to review by Columbia Management and Ameriprise Financial, from an aggregate annual incentive pool allocated by Columbia Management to Columbia WAM. Funding for the pool is determined annually by Columbia Management and Ameriprise Financial taking into account historical pool amounts, investment performance, Columbia WAM assets under management, and Columbia Management and Ameriprise Financial profitability for the year.
Deferred compensation awards are designed to align participants’ interests with those of investors in the Funds and other accounts they manage. The value of a deferred account is adjusted based on the performance of the funds selected by the participant from a list of specified Columbia Funds. Portfolio managers must allocate at least 50% of their deferred incentive awards to Columbia Acorn Funds, with at least 25% allocated to the specific Columbia Acorn Funds they manage. Deferrals vest over multiple years, so they help to retain employees.
Equity incentive awards are designed to align participants’ interests with those of the shareholders of Ameriprise Financial. Equity incentive awards vest over multiple years, so they help to retain employees.
Portfolio managers and other employees of Columbia WAM participate in a wide variety of benefit programs, including retirement savings and health insurance plans.
DGHM: The portfolio managers’ compensation varies with the general success of the firm. Each portfolio manager’s compensation consists of a fixed annual salary, plus additional remuneration based on assets under management. The portfolio managers’ compensation is not directly linked to the performance of the Fund or other accounts managed by the firm, although positive performance and growth in managed assets are factors that may contribute to distributable profits and assets under management.
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EAM: The portfolio manager’s compensation is comprised of a base salary, a revenue allocation and firm profit allocation. The salary is in-line with industry specific benchmarks. The revenue allocation is based on firm-wide revenue while the profit allocation is based on firm-wide profitability. There is no direct linkage between performance and compensation, however, there is an indirect linkage as superior performance tends to attract and retain assets and consequently increase revenues and profitability.
Loomis Sayles: Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and personal conduct. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total for fixed-income managers and 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.
Equity Managers. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of Loomis Sayles’ institutional composites to the performance of the applicable Morningstar peer group and/or the Lipper universe. Generally speaking the performance of the respective product’s fund is compared against the applicable Morningstar peer group and/or the Lipper universe. To the extent the majority of assets managed in the fund strategy are for institutional separate accounts, the Evestment Alliance institutional peer group will also be used as an additional comparison. In situations where substantially all of the assets for the strategy are institutional, the institutional peer group will be used as the primary method of comparison. A manager’s performance relative to the peer group for the 1, 3 and 5 year periods, (3 and 5 or 10 years for large cap growth, all cap growth and global growth), or since the start of the manager’s tenure, if shorter, is used to calculate the amount of variable compensation payable due to performance. Longer-term performance is typically weighted more than shorter-term performance (1 year or 3 years for large cap growth, all cap growth and global growth). In addition, the performance measurement for equity compensation usually incorporates a consistency metric using longer term (3, 5, etc.) rolling returns compared to the peer group over a sustained measurement period (5, 7, etc.); however, the exact method may be adjusted to a product’s particular style. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue of accounts represented in each product. An external benchmark is used as a secondary comparison. The external benchmark used for the MM Growth Strategies Fund is the Russell 1000 Growth Index. Mr. Hamzaogullari also receives additional compensation based on revenue and performance hurdles for his strategies, and performance fee based compensation as portfolio manager for a private investment fund.
In cases where the institutional peer groups are used, Loomis Sayles believes they represent the most competitive product universe while closely matching the investment styles offered by the Loomis Sayles fund.
Fixed-Income Managers. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of Loomis Sayles’ institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The external benchmark used for the investment style utilized by each fund is noted below. The customized peer group is created by Loomis Sayles and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years, or seven years for some products, is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, Loomis Sayles analyzes the five or seven year performance on a rolling three year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue size of accounts represented in each product. Loomis Sayles uses both an external benchmark and a customized peer group as a point of comparison for fixed-income manager performance because it believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by Loomis Sayles. The external benchmark used for the MM Total Return Bond Strategies Fund is the Barclays U.S. Aggregate Index.
In addition to the compensation described above, portfolio managers may receive additional compensation based on the overall growth of their strategies.
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General. Most mutual funds do not directly contribute to a portfolio manager’s overall compensation because Loomis Sayles’ uses the performance of the portfolio manager’s institutional accounts compared to an institutional peer group. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.
Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:
■	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;
■	upon retirement, a participant will receive a multi-year payout for his or her vested units; and
■	participation is contingent upon signing an award agreement, which includes a non-compete covenant.
The second plan is similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there are no post-retirement payments or non-compete covenants.
Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan was initially offered to portfolio managers and over time the scope of eligibility widened to include other key investment professionals. Management has full discretion on what units are issued and to whom.
Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers may also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).
Los Angeles Capital: Los Angeles Capital’s portfolio managers participate in a competitive compensation program that is aimed at attracting and retaining talented employees with an emphasis on disciplined risk management, ethics and compliance-centered behavior. No component of Los Angeles Capital’s compensation policy or payment scheme is tied directly to the performance of one or more client portfolios or funds.
Each of Los Angeles Capital’s portfolio managers receives a base salary fixed from year to year. In addition, the portfolio managers participate in Los Angeles Capital’s profit sharing plan. The aggregate amount of the contribution to Los Angeles Capital’s profit sharing plan is based on overall firm profitability with amounts paid to individual employees based on their relative overall compensation. Each of the portfolio managers also are shareholders of Los Angeles Capital and receive compensation based upon the firm’s overall profits. Certain portfolio managers are also eligible to receive a discretionary bonus from Los Angeles Capital.
Manulife: Manulife Asset Management has designed its compensation plan to effectively attract, retain and reward top investment talent. The incentive plan is designed to align and reward investment teams that deliver consistent value added performance for the company’s client and partners through world-class investment strategies and solutions.
Investment professionals are compensated with a combination of base salary and incentives as detailed below.
Base salaries
Base salaries are market-based and salary ranges are periodically reviewed. Individual salary adjustments are based on individual performance against mutually-agreed-upon objectives and development of technical skills.
Incentives — Short- and Long-Term
All investment professionals (including portfolio managers, analysts and traders) are eligible for participation in a short and long term investment incentive plan. These incentives are tied to performance against various objective and subjective measures, including:
Investment Performance — Performance of portfolios managed by the investment team. This is the most heavily weighted factor and it is measured relative to an appropriate benchmark or universe over established time periods.
Financial Performance — Performance of Manulife Asset Management and its parent corporation.
Non-Investment Performance — Derived from the contributions an investment professional brings to Manulife Asset Management.
Statement of Additional Information – May 1, 2018	133

Awards under this plan include:
Annual Cash Awards
Deferred Incentives — One hundred percent of this portion of the award is invested in strategies managed by the team/individual as well as other Manulife Asset Management strategies.
Manulife equity awards — Investment professionals that are considered officers of Manulife receive a portion of their award in Manulife Restricted Share Units (RSUs) or stock options. This plan is based on the value of the underlying common shares of Manulife.
PGIM: The base salary of an investment professional in the PGIM Fixed Income unit of PGIM is based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. Incentive compensation, including the annual cash bonus, the long-term equity grant and grants under PGIM Fixed Income’s long-term incentive plans, is primarily based on such person’s contribution to PGIM Fixed Income’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters and market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization and its commercial success are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.
An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of PGIM Fixed Income’s operating income and the percentage used to calculate the pool may be refined by factors such as:
- business initiatives;
- the number of investment professionals receiving a related peer group compensation; and
- investment performance of portfolios: (i) relative to appropriate peer groups and/or (ii) as measured against relevant investment indices.
Long-term compensation consists of Prudential Financial restricted stock and grants under the long-term incentive plan and targeted long-term incentive plan. Grants under the long-term incentive plan and targeted long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. For the long-term incentive plan, the value attributed to these notional accounts increases or decreases over a defined period of time based, in part, on the performance of investment composites representing a number of PGIM Fixed Income’s investment strategies. With respect to targeted long-term incentive awards, the value attributed to the notional accounts increases or decreases over a defined period of time based on the performance of either (i) a long-short investment composite or (ii) a commingled investment vehicle. An investment composite is an aggregation of accounts with similar investment strategies. The long-term incentive plan is designed to more closely align compensation with investment performance and the growth of PGIM Fixed Income’s business. In addition, the targeted long-term incentive plan is designed to align the interests of certain of PGIM Fixed Income’s investment professionals with the performance of a particular long-short composite or commingled investment vehicle. The chief investment officer/head of PGIM Fixed Income also receives (i) performance shares which represent the right to receive shares of Prudential Financial, Inc. common stock conditioned upon, and subject to, the achievement of specified financial performance goals by Prudential Financial, Inc.; (ii) book value units which track the book value per share of Prudential Financial, Inc.; and (iii) Prudential Financial, Inc. stock options. Each of the restricted stock, long-term incentive plan grants, performance shares and book value units and stock options is subject to vesting requirements.
TCW: The overall objective of TCW’s compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, fee sharing based compensation (“fee sharing”), bonus and equity incentive participation in TCW’s parent company (“equity incentives”). Fee sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.
Salary. Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.
Statement of Additional Information – May 1, 2018	134

Fee Sharing. Fee sharing for investment professionals is based on revenues generated by accounts in the investment strategy area for which the investment professionals are responsible. In most cases, revenues are allocated to a pool and fee sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including compensation over a threshold level) related to the strategy group. The allocations are based on the investment professionals’ contribution to TCW and its clients, including qualitative and quantitative contributions.
In general, the same fee sharing percentage is used to compensate a portfolio manager for investment services related to a Fund is generally the same as that used to compensate portfolio managers for other client accounts in the same strategy managed by TWC or an affiliate of TCW (collectively, “the TCW Group”). In some cases, the fee sharing pool includes revenues related to more than one product, in which case each participant in the pool is entitled to fee sharing derived from his or her contributions to all the included products.
Investment professionals are not directly compensated for generating performance fees. In some cases, the fee sharing pool is subject to fluctuation based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Funds.
Discretionary Bonus/Guaranteed Minimums. Discretionary bonuses may be paid out of an investment team’s fee sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive fee sharing or where it is determined that the combination of salary and fee sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the applicable TCW entity. Also, pursuant to contractual arrangements, some portfolio managers received minimum bonuses.
Equity Incentives. Management believes that equity ownership aligns the interests of portfolio managers with the interests of the firm and its clients. Accordingly, TCW Group’s key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of TCW’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.
Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in TCW’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over time.
Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas may be awarded partnership units in TCW’s parent company. Awards under this plan have vested over time, subject to satisfaction of performance criteria.
Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas may be awarded options to acquire partnership units in TCW’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under this plan are subject to vesting and other conditions.
Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the applicable TCW Group’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.
Threadneedle: Direct compensation is typically comprised of a base salary, and an annual incentive award that is paid either in the form of a cash bonus if the size of the award is under a specified threshold, or, if the size of the award is over a specified threshold, the award is paid in a combination of a cash bonus, an equity incentive award, and deferred compensation. Equity incentive awards are made in the form of Ameriprise Financial restricted stock, or for more senior employees both Ameriprise Financial restricted stock and stock options. The investment return credited on deferred compensation is based on the performance of specified Threadneedle funds, in most cases including the funds the portfolio manager manages.
Base salary is typically determined based on market data relevant to the employee’s position, as well as other factors including internal equity. Base salaries are reviewed annually, and increases are typically given as promotional increases, internal equity adjustments, or market adjustments.
Annual incentive awards and pool funding are variable and are designed to reward:
■	Investment performance, both at the individual and team levels
■	Client requirements, in particular the alignment with clients through a mandatory deferral into the company’s own products
■	Team cooperation and Values
Statement of Additional Information – May 1, 2018	135

Scorecards are used to measure performance of Threadneedle funds and other accounts managed by the employee. Prior to 2016, the primary measurement of performance was return versus the relevant benchmark on a 1- and 3-year basis, with a bias towards 3-year performance in order to incentivize delivery of longer-term performance. In order to provide an integrated global compensation framework to investment employees across all locations, in 2016 performance will be measured versus peer performance wherever appropriate, in addition to return versus benchmark. In addition, longer-term performance will be incorporated, using 1-year, 3-year, and 4-year performance in 2016, and 1-year, 3-year, 5-year performance from 2017 onwards, both weighted 10% on the 1-year, 60% on the 3-year, and 30% on the 4 or 5-year. Consideration may also be given to performance in managing client assets in sectors and industries assigned to the employee as part of his/her investment team responsibilities, where applicable.
Equity incentive awards are designed to align participants’ interests with those of the shareholders of Ameriprise Financial. Equity incentive awards vest over multiple years, so they help retain employees.
Deferred compensation awards are designed to align participants’ interests with the investors in the funds and other accounts they manage. The value of the deferral account is based on the performance of those funds. Employees have the option of selecting from various internal funds for their deferral account. Deferrals vest over multiple years, so they help to retain employees and to align their longer-term interests with those of the investor.
Exceptions to this general approach to bonuses exist for certain teams and individuals. Funding for the bonus pool is determined by management and overseen by the EMEA Remuneration Committee, and depends on, among other factors, the levels of compensation generally in the investment management industry taking into account investment performance (based on market compensation data) and both Ameriprise Financial and the asset management business profitability for the year, which is largely determined by assets under management.
For all employees the benefit programs generally are the same, and are competitive within the Financial Services Industry. Employees participate in a wide variety of plans, including options in Medical, Health Care, Life Insurance, Long Term Disability Insurance, and retirement savings plans.
Water Island: Investment professionals are compensated with salary and a bonus based on individual performance, both relative and absolute fund performance, and profitability of Water Island. Profit sharing in Water Island may also be included as potential compensation. In addition, Water Island believes employee ownership and the opportunity for all employees to hold ownership interests in Water Island fosters teamwork and encourages longevity in tenure. Ownership shares may be issued to employees based on tenure, position, and contribution to Water Island. Water Island’s policies help ensure that the financial interests of its key investment personnel are aligned with its clients’ financial interests. Water Island also expends efforts to help ensure it attracts and retains key investment talent. Its goal is to focus its employees on long-term rather than short-term performance and to encourage employee retention.
The Administrator
Columbia Management Investment Advisers, LLC (which is also the Investment Manager) serves as administrator of the Funds.
Administrative Services Agreement
Prior to the Management Agreement Effective Date listed for each Fund in the Investment Management and Other Services – The Investment Manager and Subadvisers – Management Agreement Fee Rates section, each Fund, except the Adaptive Retirement Funds, MM Directional Alternative Strategies Fund and the Solution Series Funds, was party to the Investment Management Services Agreement and the Administrative Services Agreement with the Investment Manager for advisory and administrative services, respectively. Each Fund party to these agreements paid the Investment Manager an annual fee for advisory services, as set forth in the Investment Management Services Agreement, and a separate fee for administrative services under the Administrative Services Agreement. See Investment Management and Other Services – The Investment Manager and Subadvisers – Investment Management Services Agreement for information with respect to the Investment Management Services Agreement. As of the Management Agreement Effective Date for each Fund, these services have been combined under the Management Agreement as described in the Investment Management and Other Services – The Investment Manager and Subadvisers section.
Services Provided Under the Administrative Services Agreement
Pursuant to the terms of the Administrative Services Agreement, the Investment Manager has agreed to provide all of the services necessary for, or appropriate to, the business and effective operation of each Fund that are not (a) provided by employees or other agents engaged by the Fund or (b) required to be provided by any person pursuant to any other agreement or arrangement with the Fund.
Statement of Additional Information – May 1, 2018	136

Administrative Services Fee
Prior to the Management Agreement Effective Date, the administrative services fee was calculated as a percentage of the daily net assets of each Fund and was paid monthly at the annual rates as set forth in the Administrative Services Agreement.
Administrative Services Fees Paid. The table below shows the total administrative services fees paid by each Fund under the Administrative Services Agreement for the last three fiscal periods. Beginning with the fiscal year ended March 31, 2016, amounts shown are for the period from the first day of the applicable fiscal year through the Fund's Management Agreement Effective Date (see Management Agreement Fee Schedule). As of each Fund's Management Agreement Effective Date, the Fund no longer paid these fees. The table is organized by fiscal year end.
Administrative Services Fees
	Administrative Services Fees
	2017	2016	2015
For Funds with fiscal period ending January 31
Diversified Real Return Fund	$420	$2,208	$2,157 (a)
For Funds with fiscal period ending March 31
MM Growth Strategies Fund	N/A	392,250	938,124
Pacific/Asia Fund	N/A	71,076	214,928
Select Large Cap Growth Fund	N/A	1,095,275	3,122,847
For Funds with fiscal period ending April 30
Bond Fund	N/A	142,968	492,269
Corporate Income Fund	N/A	314,329	942,806
Multi-Asset Income Fund	N/A	18,480	4,748 (b)
Small Cap Value Fund I	N/A	243,472	930,547
Total Return Bond Fund	N/A	705,786	2,202,786
U.S. Treasury Index Fund	N/A	403,250	976,955
For Funds with fiscal period ending May 31
Adaptive Risk Allocation Fund	N/A	88,584	149,017
Alternative Beta Fund	N/A	48,241	43,808 (c)
Diversified Absolute Return Fund	N/A	29,280	23,286 (d)
Dividend Income Fund	N/A	1,293,409	3,998,779
HY Municipal Fund	N/A	192,012	542,532
For Funds with fiscal period ending July 31
AMT-Free OR Intermediate Muni Bond Fund	N/A	101,527	305,465
Large Cap Growth Fund	N/A	584,102	1,688,311
Tax-Exempt Fund	N/A	815,484	2,394,304
U.S. Social Bond Fund	N/A	4,699	3,773 (e)
Ultra Short Term Bond Fund(f)	N/A	0	0
For Funds with fiscal period ending August 31
Balanced Fund	N/A	605,430	1,412,144
Contrarian Core Fund	N/A	1,004,339	2,679,269
Disciplined Small Core Fund	N/A	131,266	727,538
Emerging Markets Fund	N/A	292,437	1,140,095
Global Dividend Opportunity Fund	N/A	139,005	490,647
Global Energy and Natural Resources Fund	N/A	48,280	181,053
Global Technology Growth Fund	N/A	0	0
Greater China Fund	N/A	37,315	117,428
Mid Cap Growth Fund	N/A	365,736	1,201,473
Statement of Additional Information – May 1, 2018	137

	Administrative Services Fees
	2017	2016	2015
MM Alternative Strategies Fund	N/A	$202,111	$609,318
MM Small Cap Equity Strategies Fund	N/A	349,312	638,594
MM Total Return Bond Strategies Fund	N/A	985,615	2,809,022
Small Cap Growth Fund I	N/A	126,449	540,729
Strategic Income Fund(g)	N/A	497,333	1,322,802
For Funds with fiscal period ending October 31
AMT-Free CT Intermediate Muni Bond Fund	N/A	36,936	111,085
AMT-Free Intermediate Muni Bond Fund	N/A	472,435	1,364,016
AMT-Free MA Intermediate Muni Bond Fund	N/A	67,735	202,872
AMT-Free NY Intermediate Muni Bond Fund	N/A	64,375	186,753
Strategic CA Municipal Income Fund	N/A	119,000	331,278
Strategic NY Municipal Income Fund	N/A	44,957	124,233
For Funds with fiscal period ending December 31
Real Estate Equity Fund	N/A	97,784	325,962
(a)	For the period from March 11, 2014 (commencement of operations) to January 31, 2015.
(b)	For the period from March 27, 2015 (commencement of operations) to April 30, 2015.
(c)	For the period from January 27, 2015 (commencement of operations) to May 31, 2015.
(d)	For the period from February 19, 2015 (commencement of operations) to May 31, 2015.
(e)	For the period from March 26, 2015 (commencement of operations) to July 31, 2015.
(f)	The Fund did not pay an administrative services fee under the Administrative Services Agreement because payment for such services was included in its Unitary Fee.
(g)	The Fund changed its fiscal year end in 2017 from October 31 to August 31.
The Distributor
Columbia Management Investment Distributors, Inc. (the Distributor), 225 Franklin Street, Boston, MA 02110, an indirect wholly-owned subsidiary of Ameriprise Financial and an affiliate of the Investment Manager, serves as the principal underwriter and distributor for the continuous offering of shares of the Funds pursuant to a Distribution Agreement. The Distribution Agreement obligates the Distributor to use reasonable efforts to find purchasers for the shares of the Funds.
Distribution Obligations
Pursuant to the Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent, or their designated agents. Additionally, the Distributor has agreed to use reasonable efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities as it deems reasonable and which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act. See Investment Management and Other Services – Distribution and/or Servicing Plans for more information about the share classes for which the Trust has adopted a Distribution Plan.
See Investment Management and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Investment Manager and its affiliates.
The Distribution Agreement became effective with respect to each Fund after approval by its Board, and, after an initial two-year period, continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to each Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.
Statement of Additional Information – May 1, 2018	138

Underwriting Commissions Paid by the Funds
The Distributor received commissions and other compensation for its services as reflected in the following charts, which show amounts paid to the Distributor, as well as amounts the Distributor retained, after paying commissions, for the three most recently completed fiscal years.
Sales Charges Paid to, and Retained by, Distributor
	Sales Charges Paid to Distributor			Amount Retained by Distributor After Paying Commissions
Fund	2017	2016	2015	2017	2016	2015
For Funds with fiscal period ending January 31
Diversified Real Return Fund	$897	$0	$0 (a)	$129	$0	$0 (a)
For Funds with fiscal period ending March 31
Adaptive Retirement 2020 Fund(b)	N/A	N/A	N/A	N/A	N/A	N/A
Adaptive Retirement 2025 Fund(c)	N/A	N/A	N/A	N/A	N/A	N/A
Adaptive Retirement 2030 Fund(b)	N/A	N/A	N/A	N/A	N/A	N/A
Adaptive Retirement 2035 Fund(c)	N/A	N/A	N/A	N/A	N/A	N/A
Adaptive Retirement 2040 Fund(b)	N/A	N/A	N/A	N/A	N/A	N/A
Adaptive Retirement 2045 Fund(c)	N/A	N/A	N/A	N/A	N/A	N/A
Adaptive Retirement 2050 Fund(b)	N/A	N/A	N/A	N/A	N/A	N/A
Adaptive Retirement 2055 Fund(c)	N/A	N/A	N/A	N/A	N/A	N/A
Adaptive Retirement 2060 Fund(b)	N/A	N/A	N/A	N/A	N/A	N/A
MM Growth Strategies Fund	0	0	0	0	0	0
Pacific/Asia Fund	3,494	17,791	7,352	582	2,639	1,015
Select Large Cap Growth Fund	322,479	1,022,570	1,136,315	90,630	164,470	234,232
Solutions Aggressive Portfolio(b)	N/A	N/A	N/A	N/A	N/A	N/A
Solutions Conservative Portfolio(b)	N/A	N/A	N/A	N/A	N/A	N/A
For Funds with fiscal period ending April 30
Bond Fund	83,097	67,551	42,181	13,879	11,628	6,802
Corporate Income Fund	77,712	36,891	80,500	11,948	6,685	12,942
MM Directional Alternative Strategies Fund	0 (d)	N/A	N/A	0 (d)	N/A	N/A
Multi-Asset Income Fund	3,509	471	0 (e)	964	71	0 (e)
Small Cap Value Fund I	131,831	57,953	33,869	18,936	8,670	6,117
Total Return Bond Fund	274,811	240,913	279,465	42,933	38,295	47,107
U.S. Treasury Index Fund	14,460	2,677	14,959	14,460	2,677	3,658
For Funds with fiscal period ending May 31
Adaptive Risk Allocation Fund	824,604	368,923	616,767	130,410	75,668	89,399
Alternative Beta Fund	18,446	48,909	9,733 (f)	4,827	7,683	1,415 (f)
Diversified Absolute Return Fund	2,953	3,037	0 (g)	440	410	0 (g)
Dividend Income Fund	3,212,909	1,845,108	1,603,065	515,080	292,895	263,988
HY Municipal Fund	234,286	244,719	361,055	71,094	46,510	58,286
For Funds with fiscal period ending July 31
AMT-Free OR Intermediate Muni Bond Fund	90,822	94,063	72,678	34,931	15,790	11,662
Large Cap Growth Fund	661,707	1,084,362	1,005,649	106,233	173,619	150,091
Tax-Exempt Fund	964,733	1,261,223	1,557,740	165,347	206,688	239,816
U.S. Social Bond Fund	32,350	11,261	0 (h)	5,010	1,697	0 (h)
Ultra Short Term Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A
Statement of Additional Information – May 1, 2018	139

	Sales Charges Paid to Distributor			Amount Retained by Distributor After Paying Commissions
Fund	2017	2016	2015	2017	2016	2015
For Funds with fiscal period ending August 31
Balanced Fund	$8,664,928	$10,975,587	$6,281,355	$1,490,728	$1,701,137	$951,730
Contrarian Core Fund	3,965,905	4,193,236	4,190,663	645,801	658,542	612,550
Disciplined Small Core Fund	25,856	24,451	57,817	4,520	4,216	12,448
Emerging Markets Fund	223,934	158,125	223,116	32,578	23,619	33,697
Global Dividend Opportunity Fund	35,778	43,430	90,766	5,599	7,019	14,294
Global Energy and Natural Resources Fund	92,604	213,270	319,897	16,283	32,963	49,263
Global Technology Growth Fund	879,116	562,528	509,917	134,413	118,082	74,714
Greater China Fund	29,426	27,322	112,545	5,747	11,040	21,019
Mid Cap Growth Fund	217,798	358,920	317,206	31,978	54,093	48,677
MM Alternative Strategies Fund	0	0	0	0	0	0
MM Small Cap Equity Strategies Fund	0	0	0	0	0	0
MM Total Return Bond Strategies Fund	0	0	0	0	0	0
Small Cap Growth Fund I	66,191	36,703	29,677	9,736	5,534	4,679
Strategic Income Fund	1,790,951 (i)	2,239,469	1,355,201	338,759 (i)	392,648	219,886
For Funds with fiscal period ending October 31
AMT-Free CT Intermediate Muni Bond Fund	1,061	11,020	12,062	269	1,792	2,755
AMT-Free Intermediate Muni Bond Fund	74,333	117,184	148,524	17,765	20,121	29,051
AMT-Free MA Intermediate Muni Bond Fund	9,879	30,867	11,664	3,949	8,906	2,118
AMT-Free NY Intermediate Muni Bond Fund	23,280	48,490	21,110	11,685	11,913	4,309
Strategic CA Municipal Income Fund	116,611	148,911	143,676	38,512	27,312	23,774
Strategic NY Municipal Income Fund	67,190	168,081	60,483	29,229	29,102	9,753
For Funds with fiscal period ending December 31
Real Estate Equity Fund	46,550	129,130	115,646	7,791	18,689	23,378
(a)	For the period from March 11, 2014 (commencement of operations) to January 31, 2015.
(b)	The Fund commenced operations on October 24, 2017, and therefore has no reporting information for periods prior to such date.
(c)	No historical information is given for the Fund because the Fund had not commenced operations as of the date of this SAI.
(d)	For the period from October 17, 2016 (commencement of operations) to April 30, 2017.
(e)	For the period from March 27, 2015 (commencement of operations) to April 30, 2015.
(f)	For the period from January 27, 2015 (commencement of operations) to May 31, 2015.
(g)	For the period from February 19, 2015 (commencement of operations) to May 31, 2015.
(h)	For the period from March 26, 2015 (commencement of operations) to July 31, 2015.
(i)	The Fund changed its fiscal year end in 2017 from October 31 to August 31. For the fiscal year ended in 2017, the information shown is for the period from November 1, 2016 to August 31, 2017.
Part of the sales charge may be paid to selling dealers who have agreements with the Distributor. The Distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers. See the prospectus for amounts retained by financial intermediaries as a percentage of the offering price.
Distribution and/or Servicing Plans
The Trustees have adopted distribution and/or shareholder servicing plans for certain share classes. See the cover of this SAI for the share classes offered by the Funds.
The table below shows the annual distribution and/or services fees (payable monthly and calculated based on an annual percentage of average daily net assets) and the combined amount of such fees applicable to each share class. The Trust is not aware as to what amount, if any, of the distribution and service fees paid to the Distributor were, on a Fund-by-Fund basis, used for advertising, printing and mailing of prospectuses to other than current shareholders, compensation to broker-dealers, compensation to sales personnel, or interest, carrying or other financing charges.
	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.10%	0.25%	Up to 0.25%(a)(b)
Statement of Additional Information – May 1, 2018	140

	Distribution Fee	Service Fee	Combined Total
Class A for Multi-Manager Strategies Funds	up to 0.25%	up to 0.25%	0.25% (c)
Class Adv	None	None	None
Class C	0.75%	0.25%	1.00% (b)(d)
Class Inst	None	None	None
Class Inst2	None	None	None
Class Inst3	None	None	None
Class E	0.10%	0.25%	0.35%
Class R	0.50%	— (e)	0.50%
Class T	up to 0.25%	up to 0.25%	0.25% (f)
Class V	None	0.50% (g)	0.50% (g)
Shares of Ultra Short Term Bond Fund	None	None	None
(a)	As shown in the table below, the maximum distribution and service fees of Class A shares varies among the Funds.

Funds	Class A Distribution Fee	Class A Service Fee	Class A Combined Total
Adaptive Risk Allocation Fund, Alternative Beta Fund, AMT-Free CT Intermediate Muni Bond Fund, AMT-Free MA Intermediate Muni Bond Fund, AMT-Free NY Intermediate Muni Bond Fund, Bond Fund, Corporate Income Fund, Diversified Absolute Return Fund, Diversified Real Return Fund; Emerging Markets Fund, Global Dividend Opportunity Fund, Global Energy and Natural Resources Fund, Greater China Fund, Multi-Asset Income Fund, Pacific/Asia Fund, Select Large Cap Growth Fund, Small Cap Value Fund I, Strategic CA Municipal Income Fund, Strategic Income Fund, Strategic NY Municipal Income Fund, U.S. Social Bond Fund and U.S. Treasury Index Fund	—	0.25%	0.25%
AMT-Free Intermediate Muni Bond Fund, HY Municipal Fund and Tax-Exempt Fund	—	0.20%	0.20%
AMT-Free OR Intermediate Muni Bond Fund, Balanced Fund, Contrarian Core Fund, Disciplined Small Core Fund, Dividend Income Fund, Global Technology Growth Fund, Large Cap Growth Fund, Mid Cap Growth Fund, Real Estate Equity Fund, Small Cap Growth Fund I and Total Return Bond Fund	up to 0.10%	up to 0.25%	Up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of their average daily net assets attributable to Class A shares but currently limit such fees to an aggregate fee of not more than 0.25%
(b)	The annual service fee for Class A and Class C shares of HY Municipal Fund, AMT-Free Intermediate Muni Bond Fund and Tax-Exempt Fund may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. The annual distribution fee for Class C shares for AMT-Free Intermediate Muni Bond Fund shall be 0.65% of the average daily net assets of the Fund’s Class C shares. The Distributor has voluntarily agreed to waive the Service Fee for Class A and Class C shares of U.S. Treasury Index Fund so that the Service Fee does not exceed 0.15% annually. This arrangement may be modified by the Distributor at any time.
(c)	Class A shares of Multi-Manager Strategies Funds may pay distribution and service fees up to a maximum of 0.25% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.25% for distribution services and up to 0.25% for shareholder liaison services).
(d)	The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the distribution fee does not exceed the specified percentage annually: 0.45% for AMT-Free CT Intermediate Muni Bond Fund, AMT-Free MA Intermediate Muni Bond Fund, AMT-Free NY Intermediate Muni Bond Fund, AMT-Free OR Intermediate Muni Bond Fund, Strategic CA Municipal Income Fund and Strategic NY Municipal Income Fund; 0.60% for Corporate Income Fund; 0.65% for HY Municipal Fund and Tax-Exempt Fund; and 0.70% for U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.
(e) Class R shares pay a distribution fee pursuant to a Fund’s distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares.
(f)	The combined distribution fee and service fee for Class T shares shall not exceed 0.25%.
(g)	The shareholder servicing fees for Class V shares are up to 0.50% of average daily net assets attributable to Class V shares for equity Funds and 0.40% for fixed income Funds. In general, the Funds currently limit such fees to a maximum of 0.25% for equity Funds and 0.15% for fixed income Funds. These fees for Class V shares are not paid pursuant to a Rule 12b-1 plan. See Class V Shares Shareholder Service Fees below for more information.
Statement of Additional Information – May 1, 2018	141

If you maintain shares of a Fund directly with the Fund, without working directly with a financial advisor or financial intermediary, distribution and service fees, as applicable, are retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.
Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible financial intermediaries for as long as the distribution and/or shareholder servicing plans continue in effect. The Fund may reduce or discontinue payments at any time. Your financial intermediary may also charge you other additional fees for providing services to your account, which may be different from those described here.
The shareholder servicing plans permit the Funds to compensate or reimburse financial intermediaries for the shareholder services they have provided. The Distribution Plans permit the Funds to compensate or reimburse the Distributor and/or financial intermediaries for activities or expenses primarily intended to result in the sale of the classes’ shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans may be paid to affiliates of the Distributor and Ameriprise Financial.
Under the shareholder servicing plan, the Board must review, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which those expenditures were made. The initial term of the shareholder servicing plan is one year and it will continue in effect from year to year provided that its continuance is specifically approved at least annually by a majority of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the shareholder servicing plan or in any agreement related to it. Any material amendment to the shareholder servicing plan must be approved in the same manner. The shareholder servicing plan is terminable at any time with respect to the Funds by a vote of a majority of the Independent Trustees.
The Trustees believe the Distribution Plans could be a significant factor in the growth and retention of a Fund’s assets resulting in more advantageous expense ratios and increased investment flexibility which could benefit each class of Fund shareholders. The Distribution Plans will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Independent Trustees. The Distribution Plans may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Distribution Plans must be approved by the Trustees in the manner provided in the foregoing sentence. The Distribution Plans may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares.
Class V Shares Shareholder Service Fees
The Funds that offer Class V shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class V shareholders by their financial intermediaries. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class V shares (comprised of an annual rate of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% for equity Funds and not more than 0.15% for fixed income Funds. These fees for Class V shares are not paid pursuant to a Rule 12b-1 plan. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the financial intermediaries to the extent necessary to prevent net investment income from falling below 0.00% on a daily basis. The Funds consider “administrative support services” to include, without limitation, (i) aggregating and processing purchase and redemption orders, (ii) providing beneficial owners with statements showing their positions in the Funds, (iii) processing dividend payments, (iv) providing sub-accounting services for Fund shares held beneficially, (v) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners, (vi) receiving, tabulating and transmitting proxies executed by the beneficial owners, (vii) sub-transfer agent services for beneficial owners of Fund shares and (viii) other similar services. If you maintain shares of a Fund directly with the Fund, without working directly with a financial advisor or other intermediary, shareholder services fees may be retained by the Distributor as payment or reimbursement for incurring certain shareholder service related expenses.
Statement of Additional Information – May 1, 2018	142

Fees Paid
The table below shows the distribution and/or servicing fees paid by each Fund during the Fund's last fiscal year (or period). The table is organized by fiscal year end.
Rule 12b-1 Fees
Fund	Class A	Class C	Class R	Class T	Class V
For Funds with fiscal period ending January 31
Diversified Real Return Fund	$162	$415	N/A	$22	N/A
For Funds with fiscal period ending March 31
MM Growth Strategies Fund	5,395,143	N/A	N/A	N/A	N/A
Pacific/Asia Fund	6,673	9,235	N/A	7	N/A
Select Large Cap Growth Fund	2,523,309	1,948,597	$79,817	23,784	N/A
For Funds with fiscal period ending April 30
Bond Fund	140,756	108,524	6,978	25	$15,813
Corporate Income Fund	237,708	99,430	N/A	61,475	N/A
MM Directional Alternative Strategies Fund	1,061,513 (a)	N/A (a)	N/A (a)	N/A (a)	N/A (a)
Multi-Asset Income Fund	1,062	2,641	N/A	24	N/A
Small Cap Value Fund I	615,253	272,557	14,605	N/A	N/A
Total Return Bond Fund	2,323,070	541,007	10,627	1,046,345	N/A
U.S. Treasury Index Fund	72,439	80,331	N/A	358,943	N/A
For Funds with fiscal period ending May 31
Adaptive Risk Allocation Fund	384,411	780,436	15,933	1,550,105	N/A
Alternative Beta Fund	34,800	16,453	46	489,200	N/A
Diversified Absolute Return Fund	357	142	N/A	27,871	N/A
Dividend Income Fund	5,750,410	7,385,509	463,216	224	190,638
HY Municipal Fund	340,902	502,733	N/A	N/A	N/A
For Funds with fiscal period ending July 31
AMT-Free OR Intermediate Muni Bond Fund	125,634	184,831	N/A	N/A	N/A
Large Cap Growth Fund(b)	4,419,525	1,024,524	137,651	154,824	456,438
Tax-Exempt Fund	6,155,287	974,695	N/A	N/A	N/A
U.S. Social Bond Fund	9,416	7,169	N/A	N/A	N/A
Ultra Short Term Bond Fund	N/A	N/A	N/A	N/A	N/A
For Funds with fiscal period ending August 31
Balanced Fund	7,569,839	14,108,132	490,083	2	N/A
Contrarian Core Fund	6,061,118	7,086,541	569,474	165,466	371,584
Disciplined Small Core Fund	154,484	130,463	N/A	459	146,821
Emerging Markets Fund	615,340	193,689	50,187	90,096	N/A
Global Dividend Opportunity Fund	259,598	90,701	8,339	5	N/A
Global Energy and Natural Resources Fund	221,768	145,380	45,637	N/A	N/A
Global Technology Growth Fund	469,830	753,103	N/A	N/A	N/A
Greater China Fund	143,698	95,013	N/A	5	N/A
Mid Cap Growth Fund	2,117,819	437,457	77,454	340	54,239
MM Alternative Strategies Fund	891,194	N/A	N/A	N/A	N/A
MM Small Cap Equity Strategies Fund	1,303,432	N/A	N/A	N/A	N/A
MM Total Return Bond Strategies Fund	8,847,864	N/A	N/A	N/A	N/A
Small Cap Growth Fund I	444,679	129,421	7,051	N/A	N/A
Statement of Additional Information – May 1, 2018	143

Fund	Class A	Class C	Class R	Class T	Class V
Strategic Income Fund(c)	$2,848,122	$2,719,573	$24,995	$21	N/A
For Funds with fiscal period ending October 31
AMT-Free CT Intermediate Muni Bond Fund	19,635	33,438	N/A	N/A	$16,176
AMT-Free Intermediate Muni Bond Fund	417,368	429,322	N/A	15 (d)	20,260
AMT-Free MA Intermediate Muni Bond Fund	49,870	62,131	N/A	N/A	26,998
AMT-Free NY Intermediate Muni Bond Fund	45,609	139,124	N/A	N/A	10,047
Strategic CA Municipal Income Fund	867,098	346,116	N/A	N/A	N/A
Strategic NY Municipal Income Fund	370,617	203,124	N/A	N/A	N/A
For Funds with fiscal period ending December 31
Real Estate Equity Fund	245,000	152,136	36,081	51	N/A
(a)	For the period from October 17, 2016 (commencement of operations) to April 30, 2017.
(b)	The Fund paid distribution and/or service fees of $51,598 for Class E shares and $8,388 for Class F shares for the fiscal year ended 2017.
(c)	The Fund changed its fiscal year end in 2017 from October 31 to August 31. For the fiscal year ended in 2017, the information shown is for the period from November 1, 2016 to August 31, 2017.
(d)	For the period from April 3, 2017 to October 31, 2017.
Other Services Provided
The Transfer Agent
Columbia Management Investment Services Corp. is the transfer agent for the Funds. The Transfer Agent is located at 225 Franklin Street, Boston, MA 02110. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing and shareholder services to the Funds, for which the Funds pay transfer agency fees based on the cost of servicing the Funds and a target profit margin. The Funds pay the Transfer Agent an annual fee payable monthly that varies by account type (on a per account or asset-based basis). With respect to Class Inst3 shares, the annual rate for transfer agency fees is currently capped at 0.02%. As described below under Other Practices – Additional Shareholder Servicing Payments, transfer agency fees for Class Inst2 shares are also subject to an expense limitation.
In addition to the fees above, the Funds pay a fee for shareholder services provided by financial intermediaries who maintain shares through omnibus or networked accounts. See Other Practices – Additional Shareholder Servicing Payments for more information.
The Funds also pay certain reimbursable out-of-pocket expenses of the Transfer Agent. The Transfer Agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. Transfer agency costs for each Fund are calculated separately for each of (i) Class Inst2 shares, (ii) Class Inst3 shares, and (iii) all other share classes.
The fees paid to the Transfer Agent may be changed by the Board without shareholder approval.
The Transfer Agent retains DST, 2000 Crown Colony Drive, Quincy, MA 02169 as the Funds’ sub-transfer agent. DST assists the Transfer Agent in carrying out its duties.
The Custodian
The Funds' securities and cash are held pursuant to a custodian agreement with JPMorgan, 1 Chase Manhattan Plaza, 19th Floor, New York, NY 10005. JPMorgan is responsible for safeguarding the Funds' cash and securities, receiving and delivering securities and collecting the Funds' interest and dividends. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, each Fund pays its custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian’s out-of-pocket expenses.
As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan or in other financial institutions as permitted by law and by the Funds' custodian agreement.
Independent Registered Public Accounting Firm
PwC, which is located at 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402, is the Funds' independent registered public accounting firm. The financial statements contained in each Fund’s Annual Report were audited by PwC. The Board has selected PwC as the independent registered public accounting firm to audit the Funds' books and review their tax returns for their respective fiscal years.
Statement of Additional Information – May 1, 2018	144

The Report of Independent Registered Public Accounting Firm and the audited financial statements are included in the annual report to shareholders of each Fund, and are incorporated herein by reference. No other parts of the annual or semi-annual reports to shareholders are incorporated by reference herein. The audited financial statements incorporated by reference into the Funds' prospectuses and this SAI have been so incorporated in reliance upon the report of the independent registered public accounting firm, given on its authority as an expert in auditing and accounting.
Counsel
Ropes & Gray LLP serves as legal counsel to the Trust. Its address is Prudential Tower, 800 Boylston St., Boston, Massachusetts 02199. Vedder Price P.C. serves as co-counsel. Its address is 1401 I Street N.W., Suite 1100, Washington, DC 20005.
Statement of Additional Information – May 1, 2018	145

Expense Limitations
The Investment Manager and certain of its affiliates have agreed to waive fees and/or reimburse certain expenses, subject to certain exclusions described in a Fund’s prospectus, so that certain Funds’ net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed specified rates for specified time periods, also as described in a Fund’s prospectus.
The table below shows the total Fund level expenses reimbursed by the Investment Manager and its affiliates for the last three fiscal periods. The table is organized by fiscal year end.
Expenses Reimbursed
	Amounts Reimbursed
	2017	2016	2015
For Funds with fiscal period ending January 31
Diversified Real Return Fund	$135,013	$153,869	$176,999 (a)
For Funds with fiscal period ending March 31
Adaptive Retirement 2020 Fund(b)	N/A	N/A	N/A
Adaptive Retirement 2025 Fund(c)	N/A	N/A	N/A
Adaptive Retirement 2030 Fund(b)	N/A	N/A	N/A
Adaptive Retirement 2035 Fund(c)	N/A	N/A	N/A
Adaptive Retirement 2040 Fund(b)	N/A	N/A	N/A
Adaptive Retirement 2045 Fund(c)	N/A	N/A	N/A
Adaptive Retirement 2050 Fund(b)	N/A	N/A	N/A
Adaptive Retirement 2055 Fund(c)	N/A	N/A	N/A
Adaptive Retirement 2060 Fund(b)	N/A	N/A	N/A
MM Growth Strategies Fund	0	0	0
Pacific/Asia Fund	0	0	0
Select Large Cap Growth Fund	0	0	0
Solutions Aggressive Portfolio(b)	N/A	N/A	N/A
Solutions Conservative Portfolio(b)	N/A	N/A	N/A
For Funds with fiscal period ending April 30
Bond Fund	784,175	908,180	752,335
Corporate Income Fund	555,872	476,459	89,583
MM Directional Alternative Strategies Fund	268,331 (d)	N/A	N/A
Multi-Asset Income Fund	330,226	411,083	64,010 (e)
Small Cap Value Fund I	43,690	1,923	0
Total Return Bond Fund	1,085,663	1,507,986	2,029,498
U.S. Treasury Index Fund	1,625,963	1,037,002	677,252
For Funds with fiscal period ending May 31
Adaptive Risk Allocation Fund	0	331,893	633,805
Alternative Beta Fund	183,218	976,916	335,108 (f)
Diversified Absolute Return Fund	354,486	392,299	90,008 (g)
Dividend Income Fund	0	0	0
HY Municipal Fund	570,809	788,955	770,550
For Funds with fiscal period ending July 31
AMT-Free OR Intermediate Muni Bond Fund	0	39,812	153,915
Large Cap Growth Fund	0	0	0
Tax-Exempt Fund	0	0	0
Statement of Additional Information – May 1, 2018	146

	Amounts Reimbursed
	2017	2016	2015
U.S. Social Bond Fund	$207,641	$217,320	$69,661 (h)
Ultra Short Term Bond Fund	88,030	83,758	93,709
For Funds with fiscal period ending August 31
Balanced Fund	0	0	0
Contrarian Core Fund	0	0	0
Disciplined Small Core Fund	104,936	38,331	0
Emerging Markets Fund	277,910	0	0
Global Dividend Opportunity Fund	803,209	767,205	446,626
Global Energy and Natural Resources Fund	0	0	0
Global Technology Growth Fund	0	0	0
Greater China Fund	0	0	0
Mid Cap Growth Fund	0	0	0
MM Alternative Strategies Fund	0	0	0
MM Small Cap Equity Strategies Fund	2,192,588	1,786,978	1,694,733
MM Total Return Bond Strategies Fund	0	0	0
Small Cap Growth Fund I	186,196	135,594	0
Strategic Income Fund	0 (i)	97,786	627,722
For Funds with fiscal period ending October 31
AMT-Free CT Intermediate Muni Bond Fund	201,139	277,658	288,981
AMT-Free Intermediate Muni Bond Fund	1,306,973	2,078,361	2,569,822
AMT-Free MA Intermediate Muni Bond Fund	311,514	446,678	462,338
AMT-Free NY Intermediate Muni Bond Fund	430,003	591,994	576,794
Strategic CA Municipal Income Fund	75,096	348,734	457,819
Strategic NY Municipal Income Fund	122,135	226,407	244,644
For Funds with fiscal period ending December 31
Real Estate Equity Fund	0	0	0
(a)	For the period from March 11, 2014 (commencement of operations) to January 31, 2015.
(b)	The Fund commenced operations on October 24, 2017, and therefore has no reporting information for periods prior to such date.
(c)	No historical information is given for the Fund because the Fund had not commenced operations as of the date of this SAI.
(d)	For the period from October 17, 2016 (commencement of operations) to April 30, 2017.
(e)	For the period from March 27, 2015 (commencement of operations) to April 30, 2015.
(f)	For the period from January 27, 2015 (commencement of operations) to May 31, 2015.
(g)	For the period from February 19, 2015 (commencement of operations) to May 31, 2015.
(h)	For the period from March 26, 2015 (commencement of operations) to July 31, 2015.
(i)	The Fund changed its fiscal year end in 2017 from October 31 to August 31. For the fiscal year ended in 2017, the information shown is for the period from November 1, 2016 to August 31, 2017.
The table below shows the total fees waived by the Investment Manager and its affiliates for the last three fiscal periods. If a Fund is not shown, there were no fees waived for the relevant fiscal periods. The table is organized by fiscal year end.
Fees Waived
	Fees Waived
	2017	2016	2015
For Funds with fiscal period ending April 30
Bond Fund	$0	$0	$5,339
Corporate Income Fund	17,580	19,565	22,458
Total Return Bond Fund	0	0	63,536
Statement of Additional Information – May 1, 2018	147

	Fees Waived
	2017	2016	2015
U.S. Treasury Index Fund	$63,033	$44,856	$28,560
For Funds with fiscal period ending May 31
Alternative Beta Fund	635,534	214,103	28,890 (a)
HY Municipal Fund	59,246	42,675	30,431
For Funds with fiscal period ending July 31
AMT-Free OR Intermediate Muni Bond Fund	79,310	78,724	76,493
Tax-Exempt Fund	114,808	107,301	160,023
U.S. Social Bond Fund	387	0	0
For Funds with fiscal period ending August 31
Disciplined Small Core Fund	3,940	0	0
Emerging Markets Fund	28,676	0	0
MM Total Return Bond Strategies Fund	327,050	201,700	66,602
Strategic Income Fund	8,952 (b)	0	0
For Funds with fiscal period ending October 31
AMT-Free CT Intermediate Muni Bond Fund	14,338	18,599	18,684
AMT-Free MA Intermediate Muni Bond Fund	26,642	29,880	29,586
AMT-Free NY Intermediate Muni Bond Fund	59,696	67,077	57,409
Strategic CA Municipal Income Fund	148,406	149,221	127,240
Strategic NY Municipal Income Fund	87,538	76,118	53,321
(a)	For the period from January 27, 2015 (commencement of operations) to May 31, 2015.
(b)	The Fund changed its fiscal year end in 2017 from October 31 to August 31. For the fiscal year ended in 2017, the information shown is for the period from November 1, 2016 to August 31, 2017.
Other Roles and Relationships of Ameriprise Financial and Its Affiliates —
Certain Conflicts of Interest
As described above in the Investment Management and Other Services section of this SAI, and in the More Information About the Fund – Primary Service Providers section of each Fund's prospectus, the Investment Manager, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, receive compensation from the Funds for the various services they provide to the Funds. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Funds, each of which typically is included as an exhibit to Part C of each Fund's registration statement.
In many instances, the compensation paid to the Investment Manager and other Ameriprise Financial affiliates for the services they provide to the Funds is based, in some manner, on the size of the Funds' assets under management. As the size of the Funds' assets under management grows, so does the amount of compensation paid to the Investment Manager and, as the case may be, other Ameriprise Financial affiliates for providing services to the Funds. This relationship between Fund assets and any affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Funds' prospectuses. Many of these conflicts of interest also are highlighted in account documentation and other disclosure materials of Ameriprise Financial affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, Parts 1A and 2A of the Investment Manager’s Form ADV, which it must file with the SEC as an investment adviser registered under the Investment Advisers Act of 1940, provide information about the Investment Manager’s business, assets under management, affiliates and potential conflicts of interest. Parts 1A and 2A of the Investment Manager’s Form ADV are available online through the SEC’s website at www.adviserinfo.sec.gov.
Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Funds may arise from the financial services activities of Ameriprise Financial and its affiliates, including, for example, the investment advisory/management services provided for clients and customers other than the Funds. Ameriprise Financial and its affiliates are engaged in a wide range of financial activities beyond the fund-related activities of the Investment Manager, including, among others, broker-dealer (sales and trading), asset management, insurance and other financial activities. The broad range of
Statement of Additional Information – May 1, 2018	148

financial services activities of Ameriprise Financial and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Funds. The following describes certain actual and potential conflicts of interest that may be presented.
Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Ameriprise Financial and its Affiliates in Connection With Other Advised/Managed Funds and Accounts
The Investment Manager, Ameriprise Financial and other affiliates of Ameriprise Financial may advise or manage funds and accounts other than the Funds. In this regard, Ameriprise Financial and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Funds. The Investment Manager and Ameriprise Financial’s other investment adviser affiliates (including, for example, Columbia Wanger Asset Management, LLC) will give investment advice to and make investment decisions for advised/managed funds and accounts, including the Funds, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Funds and the other advised/managed funds and accounts of Ameriprise Financial and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Ameriprise Financial and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Funds.
A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Investment Manager, Ameriprise Financial and other Ameriprise Financial affiliates with other clients and customers. Advice given to the Funds and/or investment decisions made for the Funds by the Investment Manager or other Ameriprise Financial affiliates may differ from, or may conflict with, advice given to and/or investment decisions made by the Investment Manager, Ameriprise Financial and other Ameriprise Financial affiliates for other advised/managed funds and accounts. As a result, the performance of the Funds may differ from the performance of other funds or accounts advised/managed by the Investment Manager, Ameriprise Financial or other Ameriprise Financial affiliates. Similarly, a position taken by Ameriprise Financial and its affiliates, including the Investment Manager, on behalf of other funds or accounts may be contrary to a position taken on behalf of the Funds. Moreover, Ameriprise Financial and its affiliates, including the Investment Manager, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which the Funds are invested. For example, the Funds may hold equity securities of a company while another advised/managed fund or account may hold debt securities of the same company. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Funds for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Ameriprise Financial and its affiliates engage.
Investment transactions made on behalf of other funds or accounts advised/managed by the Investment Manager, Ameriprise Financial or other Ameriprise Financial affiliates also may have a negative effect on the value, price or investment strategies of the Funds. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, the Funds and causes the Funds to experience less favorable trading results than they otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Investment Manager, Ameriprise Financial and other Ameriprise Financial affiliates, including the other Columbia Funds and accounts of Ameriprise Financial and its affiliates, may have the same or very similar investment objective and strategies as the Funds. In this situation, the allocation of, and competition for, investment opportunities among the Funds and other funds and/or accounts advised/managed by the Investment Manager, Ameriprise Financial or other Ameriprise Financial affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Investment Manager has adopted policies and procedures designed to address the allocation of investment opportunities among the Funds and other funds and accounts advised by the Investment Manager, Ameriprise Financial and other affiliates of Ameriprise Financial. For more information, see Investment Management and Other Services – The Investment Manager and Subadvisers – Portfolio Managers – Potential Conflicts of Interest.
Sharing of Information among Advised/Managed Accounts
Ameriprise Financial and its affiliates, including the Investment Manager, also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Ameriprise Financial and its affiliates generally will have no obligation to share any such information with the Funds. In general, employees of Ameriprise Financial and its affiliates, including the portfolio managers of the Investment Manager, will make investment decisions without regard to information otherwise known by other employees of Ameriprise Financial and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Ameriprise Financial and
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its affiliates. For example, if the Investment Manager or another Ameriprise Financial affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds. For more information, see Investment Management and Other Services – The Investment Manager and Subadvisers – Portfolio Managers – Potential Conflicts of Interest.
Soft Dollar Benefits
Certain products and services, commonly referred to as “soft dollar services” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials), that the Investment Manager may receive in connection with brokerage services provided to a Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to a Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by a Fund. It is possible that the Investment Manager or an investment subadviser subject to the recent revisions to the EU’s Markets in Financial Instruments Directive ("MiFID II") will cause a Fund to pay for research services with soft dollars in circumstances where it is prohibited from doing so with respect to other advised/managed funds or accounts, although those other advised/managed funds or accounts might nonetheless benefit from those research services.
Services Provided to Other Advised/Managed Accounts
Ameriprise Financial and its affiliates, including the Investment Manager, Distributor and Transfer Agent, also may act as an investment adviser, investment manager, administrator, transfer agent, custodian, trustee, broker-dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Funds, and may receive compensation for acting in such capacity. This compensation that the Investment Manager, Distributor and Transfer Agent and other Ameriprise Financial affiliates receive could be greater than the compensation Ameriprise Financial and its affiliates receive for acting in the same or similar capacity for the Funds. In addition, the Investment Manager, Distributor and Transfer Agent and other Ameriprise Financial affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Ameriprise Financial and its affiliates may receive from other advised/managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Funds. Trades made by Ameriprise Financial and its affiliates for the Funds may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates. If trades are aggregated among the Funds and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Funds as compared to the other funds and accounts with which trades were aggregated.
Proxy Voting
The Investment Manager has adopted proxy voting policies and procedures that are designed to provide that all proxy voting is done in the best economic interests of its clients, including the Funds, without regard to any resulting benefit or detriment to the Investment Manager and/or its affiliates, including Ameriprise Financial and its affiliates. Although the Investment Manager endeavors to make all proxy voting decisions with respect to the interests of the Funds for which it is responsible in accordance with its proxy voting policies and procedures, the Investment Manager’s proxy voting decisions with respect to a Fund’s portfolio securities may or may not benefit Ameriprise Financial or other affiliates of the Investment Manager or other advised/managed funds and accounts, and/or clients, of Ameriprise Financial and its affiliates. For more information about the Funds' proxy voting policies and procedures, see Investment Management and Other Services – Proxy Voting Policies and Procedures.
Certain Trading Activities
The directors/trustees, officers and employees of Ameriprise Financial and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to the Funds. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Ameriprise Financial and its affiliates will materially adversely affect the Funds, Ameriprise Financial and its affiliates have adopted policies and procedures, and the Funds, the Board, the Investment Manager and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Management and Other Services – Codes of Ethics.
Affiliate Transactions
Subject to applicable legal and regulatory requirements, a Fund may enter into transactions in which Ameriprise Financial and/or its affiliates, or companies that are deemed to be affiliates of a Fund because of, among other factors, their or their affiliates’ ownership or control of shares of the Fund, may have an interest that potentially conflicts with the interests of the Fund. For example, an affiliate of Ameriprise Financial may sell securities to a Fund from an offering in which it is an underwriter or that it
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owns as a dealer, subject to applicable legal and regulatory requirements. Applicable legal and regulatory requirements also may prevent a Fund from engaging in transactions with an affiliate of the Fund, which may include Ameriprise Financial and its affiliates, or from participating in an investment opportunity in which an affiliate of a Fund participates.
Certain Investment Limitations
Regulatory and other restrictions may limit a Fund’s investment activities in various ways. For example, certain securities may be subject to ownership limitations due to regulatory limits on investments in certain industries (such as, for example, banking and insurance) and markets (such as emerging or international markets), or certain transactions (such as those involving certain derivatives or other instruments) or mechanisms imposed by certain issuers (such as, among others, poison pills). Certain of these restrictions may impose limits on the aggregate amount of investments that may be made by affiliated investors in the aggregate or in individual issuers. In these circumstances, the Investment Manager may be prevented from acquiring securities for a Fund (that it might otherwise prefer to acquire) if the acquisition would cause the Fund and its affiliated investors to exceed an applicable limit. These types of regulatory and other applicable limits are complex and vary significantly in different contexts including, among others, from country to country, industry to industry and issuer to issuer. The Investment Manager has policies and procedures designed to monitor and interpret these limits. Nonetheless, given the complexity of these limits, the Investment Manager and/or its affiliates may inadvertently breach these limits, and a Fund may therefore be required to sell securities that it might otherwise prefer to hold in order to comply with such limits. In addition, aggregate ownership limitations could cause performance dispersion among funds and accounts managed by the Investment Manager with similar investment objectives and strategies and portfolio management teams. For example, if further purchases in an issuer are restricted due to regulatory or other reasons, a portfolio manager would not be able to acquire securities or other assets of an issuer for a new Fund that may already be held by other funds and accounts with the same/similar investment objectives and strategies that are managed by the same portfolio management team. The Investment Manager may also choose to limit purchases in an issuer to a certain threshold for risk management purposes. If the holdings of the Investment Manager’s affiliates are included in that limitation, a Fund may be more limited in its ability to purchase a particular security or other asset than if the holdings of the Investment Manager’s affiliates had been excluded from the limitation. At certain times, a Fund may be restricted in its investment activities because of relationships that an affiliate of the Fund, which may include Ameriprise Financial and its affiliates, may have with the issuers of securities. This could happen, for example, if a Fund desired to buy a security issued by a company for which Ameriprise Financial or an affiliate serves as underwriter. In any of these scenarios, a Fund’s inability to participate (or participate further) in a particular investment, despite a portfolio manager’s desire to so participate, may negatively impact Fund performance. The internal policies and procedures of Ameriprise Financial and its affiliates covering these types of restrictions and addressing similar issues also may at times restrict a Fund’s investment activities. See also About Fund Investments – Certain Investment Activity Limits.
Actual and Potential Conflicts of Interest Related to Ameriprise Financial and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Funds
The financial relationships that Ameriprise Financial and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, a Fund may invest (a) in the securities of Ameriprise Financial and/or its affiliates and/or in companies in which Ameriprise Financial and its affiliates have an equity, debt or other interest, and/or (b) in the securities of companies held by other Columbia Funds. The purchase, holding and sale of such securities by a Fund may enhance the profitability and the business interests of Ameriprise Financial and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Investment Manager of information derived from the non-investment advisory/management activities of Ameriprise Financial and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Ameriprise Financial and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Investment Manager.
Actual and Potential Conflicts of Interest Related to Ameriprise Financial Affiliates’ Marketing and Use of the Columbia Funds as Investment Options
Ameriprise Financial and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with brokerage and other securities products offered by Ameriprise Financial and its affiliates, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by affiliates of Ameriprise Financial, as well as for other Columbia Funds structured as “funds-of-funds.” The use of the Columbia Funds in connection with other products and services offered by Ameriprise Financial and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Ameriprise Financial and its affiliates.
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Ameriprise Financial and its affiliates, including the Investment Manager, may, subject to applicable legal and regulatory requirements, make payments to their affiliates in connection with the promotion and sale of the Funds' shares, in addition to the sales-related and other compensation that these parties may receive from the Funds, if any. As a general matter, personnel of Ameriprise Financial and its affiliates do not receive compensation in connection with their sales or use of the Funds that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Investment Manager and other affiliates of Ameriprise Financial may receive for providing services to the Funds is generally based on the Funds' assets under management and those assets will grow as shares of the Funds are sold, potential conflicts of interest may exist. See Other Practices – Additional Shareholder Servicing Payments and – Additional Payments to Financial Intermediaries for more information.
Actual or Potential Conflicts of Interest Related to Affiliated Indexes
Columbia Management and its affiliates may develop, own and operate stock market and other indexes (each, an Affiliated Index) based on investment and trading strategies developed by Columbia Management and/or its affiliates (Affiliated Index Strategies). Some of the ETFs for which Columbia Management acts as investment adviser (the Affiliated Index ETFs) seek to track the performance of the Affiliated Indexes. Columbia Management and/or its affiliates may, from time to time, manage other funds or accounts that invest in these Affiliated Index ETFs. In the future, Columbia Management and/or its affiliates may manage client accounts that track the same Affiliated Indexes used by the Affiliated Index ETFs or which are based on the same, or substantially similar, Affiliated Index Strategies that are used in the operation of the Affiliated Indexes and the Affiliated Index ETFs. The operation of the Affiliated Indexes, the Affiliated Index ETFs and other accounts managed in this manner may give rise to potential conflicts of interest.
For example, any accounts managed by Columbia Management and/or its affiliates that seek to track the same Affiliated Indexes may engage in purchases and sales of securities at different times. These differences may result in certain accounts having more favorable performance relative to that of the Affiliated Index or other accounts that seek to track the Affiliated Index. Other potential conflicts include (i) the potential for unauthorized access to Affiliated Index information, allowing Affiliated Index changes that benefit Columbia Management and/or its affiliates or other accounts managed by Columbia Management and/or its affiliates and not the clients in the accounts seeking to track the Affiliated Index, and (ii) the manipulation of Affiliated Index pricing to present the performance of accounts seeking to track the Affiliated Index, or the firm’s tracking ability, in a preferential light.
Columbia Management has adopted policies and procedures that are designed to address potential conflicts that may arise in connection with the operation of the Affiliated Indexes, the Affiliated Index ETFs and other accounts.
To the extent it is intended that an account managed by Columbia Management and/or its affiliates seeks to track an Affiliated Index, the account may not match (performance or holdings), and may vary substantially from, such index for any period of time. An account that seeks to track an index may purchase, hold and sell securities at times when another client would not do so. Columbia Management and its affiliates do not guarantee that any tracking error targets will be achieved. Accounts managed by Columbia Management and/or its affiliates that seek to track an index may be negatively impacted by errors in the index, either as a result of calculation errors, inaccurate data sources or otherwise. Columbia Management and its affiliates do not guarantee the timeliness, accuracy and/or completeness of an index and are not responsible for errors, omissions or interruptions in the index (including when Columbia Management or an affiliate acts as the index provider) or the calculation thereof (including when Columbia Management or an affiliate acts as the calculation agent).
Columbia Management and its affiliates are not obligated to license the Affiliated Indexes to clients or other third-parties.
Codes of Ethics
The Funds, the Investment Manager, the subadvisers and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be bought or held by the Funds. These Codes of Ethics are included as exhibits to Part C of the Funds' registration statement. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 202.551.8090; they also are available on the SEC’s website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.
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Proxy Voting Policies and Procedures
General. The Funds have delegated to the Investment Manager the responsibility to vote proxies relating to portfolio securities held by the Funds, including Funds managed by subadvisers. In deciding to delegate this responsibility to the Investment Manager, the Board reviewed the policies adopted by the Investment Manager. These included the procedures that the Investment Manager follows when a vote presents a conflict between the interests of the Funds and their shareholders and the Investment Manager and its affiliates.
The Investment Manager’s policy is to vote all proxies for Fund securities in a manner considered by the Investment Manager to be in the best economic interests of its clients, including the Funds, without regard to any benefit or detriment to the Investment Manager, its employees or its affiliates. The best economic interests of clients is defined for this purpose as the interest of enhancing or protecting the value of client accounts, considered as a group rather than individually, as the Investment Manager determines in its discretion. The Investment Manager endeavors to vote all proxies of which it becomes aware prior to the vote deadline; provided, however, that in certain circumstances the Investment Manager may refrain from voting securities. For instance, the Investment Manager may refrain from voting foreign securities if it determines that the costs of voting outweigh the expected benefits of voting and typically will not vote securities if voting would impose trading restrictions.

The Board may, in its discretion, vote proxies for the Funds. For instance, the Board may determine to vote on matters that may present a material conflict of interest to the Investment Manager.
Oversight. The operation of the Investment Manager’s proxy voting policy and procedures is overseen by a committee (the Proxy Voting Committee) composed of representatives of the Investment Manager’s equity investments, equity research, responsible investment, compliance, legal and operations functions. The Proxy Voting Committee has the responsibility to review, at least annually, the Investment Manager’s proxy voting policies to ensure consistency with internal policies, regulatory requirements, conflicts of interest and client disclosures. The Board reviews on an annual basis, or more frequently as determined appropriate, the Investment Manager’s administration of the proxy voting process.
Corporate Governance and Proxy Voting Principles (the Principles). The Investment Manager has adopted the Principles, which set out the Investment Manager’s views on key issues and the broad principles shaping its approach, as well as the types of related voting action the Investment Manager may take. The Principles also provide indicative examples of key guidelines used in any given region, which illustrate the standards against which voting decisions are considered. The Investment Manager has developed voting stances that align with the Principles and will generally vote in accordance with such voting stances. The Proxy Voting Committee or investment professionals may determine to vote differently from the voting stances on particular proposals in the event it determines that doing so is in the clients’ best economic interests. The Investment Manager may also consider the voting recommendations of analysts, portfolio managers, subadvisers and information obtained from outside resources, including one or more third party research providers. When proposals are not covered by the voting stances or a voting determination must be made on a case-by-case basis, a portfolio manager, subadviser or analyst will make the voting determination based on his or her determination of the clients’ best economic interests; provided, however, for securities held in Funds managed in traditional index or certain quantitative strategies and not in any other fund or account managed by the Investment Manager, proxies will generally be voted in accordance with the recommendation of a third party research provider if the proposal is not covered by a voting stance or a voting determination must be made on a case-by-case basis. In addition, the Proxy Voting Committee may determine proxy votes when proposals require special consideration.
Addressing Conflicts of Interest. The Investment Manager seeks to address potential material conflicts of interest by voting in accordance with predetermined voting stances. In addition, if the Investment Manager determines that a material conflict of interest exists, the Investment Manager will invoke one or more of the following conflict management practices: (i) causing the proxies to be voted in accordance with the recommendations of an independent third party (which may be the Investment Manager’s proxy voting administrator or research provider); (ii) causing the proxies to be delegated to an independent third party (which may be the Investment Manager’s proxy voting administrator or research provider); and (iii) in infrequent cases, forwarding the proxies to an Independent Trustee authorized to vote the proxies for the Funds. A member of the Proxy Voting Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Voting Committee or its members are required to disclose to the committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.
Voting Proxies of Affiliated Underlying Funds. Certain Funds may invest in shares of other Columbia Funds (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. If such Funds are in a master-feeder structure, the feeder fund will either seek instructions from its shareholders with regard to the voting of proxies with respect to the master fund’s shares and vote such proxies in accordance with such instructions or vote the shares held by it in the same proportion as the vote of all other master fund shareholders. With respect to Funds that hold shares of underlying funds other than in a master-feeder structure, the holding Funds will typically vote proxies of the underlying funds in the same proportion as the vote of all other holders of the underlying fund’s shares, unless the Board otherwise instructs.
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Proxy Voting Agents. The Investment Manager has retained Institutional Shareholder Services Inc., a third-party vendor, as its proxy voting administrator to implement its proxy voting process and to provide recordkeeping and vote disclosure services. The Investment Manager has retained both Institutional Shareholder Services Inc. and Glass Lewis & Company, LLC to provide proxy research services.
Additional Information. Information regarding how the Columbia Funds (except certain Columbia Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds’ website at www.columbiathreadneedle.com/us and/or (ii) on the SEC’s website at www.sec.gov. For a copy of the Investment Manager’s Principles in effect on the date of this SAI, see Appendix B to this SAI.
Organization and Management of Wholly-Owned Subsidiaries
Each of Alternative Beta Fund, MM Alternative Strategies Fund and Diversified Absolute Return Fund (for purposes of this section, referred to collectively as a “Fund”) may invest a portion of its assets, within the limitations of Subchapter M and Section 817(h) of the Code, as applicable, in one or more of its wholly-owned subsidiaries (previously defined collectively as the “Subsidiary”). The Subsidiary is a limited liability company organized under the laws of the Cayman Islands, whose registered office is located at P.O. Box 309, Ugland House, Grand Cayman Islands.
The Subsidiary is overseen by its own board of directors and is not registered under the 1940 Act. The Fund, as the sole shareholder of the Subsidiary, does not have all of the protections offered by the 1940 Act to shareholders of investment companies registered under the 1940 Act. However, the Subsidiary is wholly-owned and controlled by the Fund and the Fund’s Board of Trustees oversees the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Investment Manager and, where applicable, the Fund’s subadvisers are responsible for the Subsidiary’s day-to-day business pursuant to their separate agreements with, or in respect of, the Subsidiary. The following individuals serve as a director of the Subsidiary:
Name, address, year of birth	Position held with Subsidiary and length of service	Principal occupation during past five years
Anthony P. Haugen 807 Ameriprise Financial Center, Minneapolis, MN 55474-2405 Born 1964	Director since November 2013	Vice President – Finance, Ameriprise Financial, Inc. since June 2004
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474-2405 Born 1965	Director since November 2013	See Fund Governance – Fund Officers.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474-2405 Born 1970	Director since January 2015	See Fund Governance – Fund Officers.
The Subsidiary has entered into a separate management agreement for the provision of advisory and administrative services with the Investment Manager. Under this agreement, the Investment Manager provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund. The Subsidiary pays the Investment Manager an annual fee for its management services, as set forth in the management agreement and the table below.
Management Agreement Fee Schedule
Subsidiary	Assets (millions)	Annual rate at each asset level(a)
ASGM Offshore Fund, Ltd.	$0 - $500	1.100%
ASMF Offshore Fund, Ltd.	>$500 - $1,000	1.050%
(Subsidiaries of MM Alternative Strategies Fund)	>$1,000 - $3,000	1.020%
	>$3,000 - $6,000	0.990%
	>$6,000 - $12,000	0.960%
	>$12,000	0.950%
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Subsidiary	Assets (millions)	Annual rate at each asset level(a)
CAAF Offshore Fund, Ltd.	$0 - $500	0.960%
(Subsidiary of Alternative Beta Fund)	>$500 - $1,000	0.955%
	>$1,000 - $3,000	0.950%
	>$3,000 - $12,000	0.940%
	>$12,000	0.930%
CDARF1 Offshore Fund, Ltd.	$0 - $500	1.180%
CDARF2 Offshore Fund, Ltd.	>$500 - $1,000	1.130%
CDARF3 Offshore Fund, Ltd.	>$1,000 - $3,000	1.100%
(Subsidiaries of Diversified Absolute Return Fund)	>$3,000 - $6,000	1.070%
	>$6,000 - $12,000	1.040%
	>$12,000	1.030%
(a)	When calculating asset levels for purposes of determining fee rate breakpoints, asset levels are based on aggregate net assets of the Fund and the Parent Fund. When calculating the fee payable under this agreement, the annual rates are based on a percentage of the daily net assets of the Fund.
The Subsidiary has entered into a separate contract for the provision of custody services with the same service providers who provide those services to the Fund. The Subsidiary has also entered into arrangements with PwC to serve as the Subsidiary’s independent registered public accounting firm. The Subsidiary will bear the fees and expenses incurred in connection with the services that it receives pursuant to each of these separate agreements and arrangements. The Fund expects that the expenses borne by the Subsidiary will not be material in relation of the value of the Fund’s assets.
For purposes of adhering to the Fund’s compliance policies and procedures, the Investment Manager will treat the assets of the Subsidiary as if the assets were held directly by the Fund. The Chief Compliance Officer makes periodic reports to the Fund’s Board regarding the management and operations of the Subsidiary.
The financial information of the Subsidiary is consolidated into the Fund’s financial statements, as contained within the Fund’s annual and semiannual reports provided to shareholders.
Please refer to the section titled “Taxation – The Subsidiary” for information about certain tax considerations relating to the Fund’s investment in the Subsidiary.
By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are subject to the same risks that would apply to similar investments if held directly by the Fund. The Subsidiary is subject to the same principal risks to which the Fund is subject (as described in the Fund’s prospectus). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, except as otherwise noted, is not subject to the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Investment Manager, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. In managing the Subsidiary’s investment portfolio, the Investment Manager will manage the Subsidiary’s portfolio in accordance with the Fund’s investment policies and restrictions.
The Investment Manager and any subadviser, if applicable, as it relates to the Subsidiary, complies with provisions of the 1940 Act relating to investment advisory contracts under Section 15 as an investment adviser to the Fund under Section 2(a)(20) of the 1940 Act. The Fund complies with the provisions of the 1940 Act, including those relating to investment policies (Section 8) and capital structure and leverage (Section 18) on an aggregate basis with the Subsidiary, and the Subsidiary complies with the provisions relating to affiliated transactions and custody (Section 17).
Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in the applicable prospectus and this SAI and could adversely affect the Fund and its shareholders. For example, the Cayman Islands laws currently do not impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law were changed and the Subsidiary was required to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.
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FUND GOVERNANCE
Board of Trustees and Officers
Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Trustees as of the date of this SAI, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Trustees
Independent Trustees
Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years	Committee Assignments
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	70	None	Compliance, Product and Distribution, Governance, Investment Oversight Committee #2
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	70	Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)	Audit, Governance, Investment Oversight Committee #1
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	70	None	Advisory Fees & Expenses, Product and Distribution, Investment Oversight Committee #2
Statement of Additional Information – May 1, 2018	156

Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years	Committee Assignments
David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired; Consultant to Bridgewater and Associates	70	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016	Compliance, Audit, Investment Oversight Committee #1
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	70	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)	Advisory Fees & Expenses, Product and Distribution, Investment Oversight Committee #2
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	70	None	Advisory Fees & Expenses, Audit, Governance, Investment Oversight Committee #1
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	70	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006	Audit, Compliance, Investment Oversight Committee #1
Statement of Additional Information – May 1, 2018	157

Consultant to the Independent Trustees*
Name, Address, Year of Birth	Position Held with the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years	Committee Assignments
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	70	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015 – December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017	Product and Distribution, Advisory Fees & Expenses, Audit, Investment Oversight Committees #1 & #2
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	70	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions	Product and Distribution, Advisory Fees & Expenses, Compliance, Investment Oversight Committees #1 & #2
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Statement of Additional Information – May 1, 2018	158

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years	Committee Assignments
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	195	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Officers
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Trust as of the date of this SAI, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:
Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010 – December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President – Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Statement of Additional Information – May 1, 2018	159

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 – January 2017 and January 2013 – January 2017, respectively; and Chief Counsel, January 2010 – January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 – 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 – 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Responsibilities of the Board with respect to Fund Management
The Board consists of ten Trustees who have varied experience and skills. With respect to Mr. Truscott, the Trustees have concluded that having a senior officer of the Investment Manager serve as a Trustee benefits Fund shareholders by facilitating communication between the Independent Trustees and the senior management of the Investment Manager, and by assisting efforts to align the interests of the Investment Manager more closely with those of Fund shareholders. Further information about the backgrounds and qualifications of the Trustees can be found in the section Trustee Biographical Information and Qualifications. The Board has several standing committees, which are an integral part of each Fund’s overall governance and risk oversight structure. The roles of each committee are more fully described in the section Committees of the Board below.
The Funds have retained the Investment Manager as the Funds’ investment adviser and administrator. The Investment Manager provides the Funds with investment advisory services, and is responsible for day-to-day administration of the Funds and management of the risks that arise from the Funds’ investments and operations. The Board provides oversight of the services provided by the Investment Manager, including risk management services. In addition, each committee of the Board provides oversight of the Investment Manager’s risk management services with respect to the particular activities within the committee’s purview. In the course of providing oversight, the Board and the committees receive a wide range of reports with respect to the Funds’ activities, including reports regarding each Fund’s investment portfolio, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board and the relevant committees meet periodically with officers of the Funds and the Investment Manager and with representatives of various of the Funds’ service providers. The Board and certain committees also meet periodically with the Funds’ Chief Compliance Officer to receive reports regarding the compliance
Statement of Additional Information – May 1, 2018	160

of the Funds and the Investment Manager with the federal securities laws and their internal compliance policies and procedures. In addition, the Board meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including their investment risks.
The Board recognizes that not all risks that may affect the Funds can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as various investment-related risks) in seeking to achieve the Funds’ investment objectives; and that the processes and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.
The Board reviews its leadership structure periodically and believes that its structure is appropriate, in light of the size of the Trust and the nature of its business, to enable the Board to exercise its oversight of the Funds and the other investment companies overseen by the Trustees. In particular, the Board believes that having an Independent Trustee serve as the chair of the Board and having other Independent Trustees serve as chairs of each committee promotes independence from the Investment Manager in setting agendas and conducting meetings. The Board believes that its committee structure makes the oversight process more efficient and more effective by allowing, among other things, smaller groups of Trustees to bring increased focus to matters within the purview of each committee.
Trustee Biographical Information and Qualifications
The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee should so serve. Generally, no one factor was decisive in the selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other Trustees; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.
In respect of each current Trustee, the individual’s substantial professional accomplishments and experience, including in fields related to the operations of the Fund, were a significant factor in the determination that, in light of the business and structure of the Trust, the individual should serve as a Trustee. Following is a summary of each Trustee’s particular professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve as a Trustee:
Douglas A. Hacker — Mr. Hacker has extensive executive experience, having served in various executive roles with United Airlines and more recently as an independent business executive. Mr. Hacker also has experience on other boards of directors. As former chief financial officer of United Airlines, Mr. Hacker has significant experience in accounting and financial management, including in a public company setting.
Janet Langford Carrig — Ms. Carrig is Senior Vice President, General Counsel and Corporate Secretary for ConocoPhillips. Prior to joining ConocoPhillips, Ms. Carrig held senior legal and leadership roles in other large corporations and law firms, including as a partner at the law firms Sidley & Austin and at Zelle, Hoffman, Voelbel, Mason and Gette. Ms. Carrig has previously served on the board of directors for a public company and various industry groups and non-profit organizations.
Nancy T. Lukitsh — Ms. Lukitsh has extensive executive experience in the financial services industries, particularly with respect to the marketing of investment products, having served as Senior Vice President, Partner and Director of Marketing for Wellington Management Company, LLP. Ms. Lukitsh has previously served as Chair of Wellington Management Portfolios (commingled investment pools designed for non-U.S. institutional investors) and as a director of other Wellington affiliates. In addition, she has previously served on the boards of directors of various non-profit organizations. She is also a Chartered Financial Analyst.
David M. Moffett — Mr. Moffett has extensive executive and board of director experience, including serving on audit committees for public companies. Mr. Moffett was selected as CEO when the Federal Home Loan Mortgage Corporation was placed under conservatorship in 2008, and served as a consultant to its interim chief executive officer and the board of directors until 2009. Formerly, Mr. Moffett was the CFO of a large U.S. bank holding company where his responsibilities included trust and wealth management.
John J. Neuhauser — Dr. Neuhauser is an experienced investment company trustee, having served on the Board since 1985 and on the boards of other investment companies. In addition to his board experience, Dr. Neuhauser has extensive executive experience. He is currently the President of Saint Michael’s College and has served in a variety of other leadership roles in higher education.
Patrick J. Simpson — Mr. Simpson is of counsel and formerly a partner in the Portland, Oregon office of Perkins Coie LLP, an international law firm. Mr. Simpson’s practice has included such relevant areas as corporate governance, corporate finance and securities law compliance for private and public companies.
Statement of Additional Information – May 1, 2018	161

Anne-Lee Verville — Ms. Verville has significant executive experience. Prior to her retirement in 1997, she held various leadership and executive roles with IBM Corporation. Ms. Verville has previously served on the board of directors for a public company and non-profit organizations.
William F. Truscott — Mr. Truscott has significant executive and board experience with financial services and investment companies. Mr. Truscott has served on the Board of Trustees of certain Columbia funds since 2001. He has served as chairman of the board of the Investment Manager since May 2010 and since February 2012 has served as its president. From 2001 to April 2010, Mr. Truscott served as the president, chairman of the board and chief investment officer of the Investment Manager. He has served as director of the Distributor since May 2010 and since February 2012 has served as its chief executive officer. From 2008 to April 2010, Mr. Truscott served as chairman of the board and chief executive officer of the Distributor.
Consultant to the Independent Trustees:
J. Kevin Connaughton — Mr. Connaughton has significant executive and board experience with financial services and investment companies. Mr. Connaughton served as a senior officer of certain Columbia funds from 2003 through 2015. He served as the managing director and general manager of mutual fund products for the Investment Manager from 2010 through 2015. Mr. Connaughton currently serves on the Board of Directors of two not for profit entities, and the investment committee for a small college endowment. He has previously served on the Board of Directors of a separate fund group, the Transfer Agent, and two offshore groups of funds managed by the Investment Manager and/or affiliates. Mr. Connaughton also serves as an adjunct professor of Finance at Bentley University.
Natalie A. Trunow — Ms. Trunow has extensive executive experience in financial services and with investment companies, including service as Chief Executive Officer at Millennial Portfolio Solutions LLC (asset management and consulting services), as Director of Investments at Casey Family Programs Foundation, as Senior Vice President and Chief Investment Officer at Calvert Investments, and as Section Head and Portfolio Manager responsible for alternative and traditional funds at General Motors Asset Management. Ms. Trunow’s responsibilities as Senior Vice President and Chief Investment officer at Calvert Investments included oversight responsibilities for public and private equity investments, in-house and sub-advised funds, asset allocation funds, balanced funds, and volatility-managed funds, and investing portfolios. Ms. Trunow also currently serves on the board of non-profit organizations.
Committees of the Board
For purposes of this section, the term Independent Trustees includes Mr. Connaughton and Ms. Trunow, as Consultants to the Independent Trustees.
The Board has organized the following standing committees to facilitate its work: the Audit Committee, the Governance Committee, the Advisory Fees & Expenses Committee, the Compliance Committee, the Investment Oversight Committees and the Product and Distribution Committee. These Committees are comprised solely of Independent Trustees. The table above providing background on each Trustee also includes their respective committee assignments. The duties of these committees are described below.
Governance Committee. The Governance Committee’s functions include recommending to the Board nominees for Independent Trustee positions and for appointments to various committees, overseeing the Board’s periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board governance and other policies and practices to be followed in carrying out the Trustees’ duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Independent Trustees.
The Governance Committee will consider nominees for Trustee recommended by shareholders provided that, as applicable, such recommendations are submitted by the date disclosed in a Fund’s proxy statement soliciting proxies to be voted at a meeting of shareholders, if such a meeting is held (mutual funds, including ETFs, are not required to hold annual shareholder meetings) and otherwise comply with applicable securities laws, including Rule 14a-8 under the 1934 Act. Such shareholder recommendations must be in writing and should be sent to the attention of Douglas A. Hacker, Chair of the Board, Columbia Funds Complex, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110. Shareholder recommendations should include the proposed nominee’s biographical information (including business experience for the past ten years) and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to serve as an Independent Trustee, if applicable.
Compliance Committee. The Compliance Committee’s functions include, among other things, monitoring, supervising and assessing the performance of the Funds’ Chief Compliance Officer and reviewing his compensation, reviewing periodically and recommending changes to the codes of ethics and compliance policies of the Funds and its service providers, and reviewing each Fund’s portfolio execution.
Statement of Additional Information – May 1, 2018	162

Advisory Fees & Expenses Committee. The Advisory Fees & Expenses Committee’s functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the Independent Trustees and as to any other contracts or fee proposals that may be referred to the Advisory Fees & Expenses Committee by the Board.
Investment Oversight Committee. Each Independent Trustee also serves on an Investment Oversight Committee (IOC). Each IOC is responsible for monitoring, on an ongoing basis, a select group of Columbia Funds overseen by the Board and gives particular consideration to such matters as each Fund’s adherence to its investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds.
Audit Committee. The Audit Committee’s functions include making recommendations to the Board regarding the selection and performance of the independent registered public accounting firm, and reviewing matters relating to accounting and auditing practices and procedures, accounting records and the internal accounting controls of the Funds and certain service providers.
Product and Distribution Committee. The Product and Distribution Committee’s functions include, among other things, reviewing such matters relating to the marketing of the Funds and the distribution of the Fund’s shares, including matters relating to the design and positioning of Funds, marketing and distribution strategies for the Funds and the effectiveness and competitiveness of such strategies, as the Committee may deem appropriate.
The table below shows the number of times each committee met during the indicated fiscal years. The Table is organized by fiscal year end.
Committee Meetings
Fiscal Period	Audit Committee	Governance Committee	Advisory Fees & Expenses Committee	Compliance Committee	Investment Oversight Committee	Product & Distribution Committee
For the fiscal year ending January 31, 2017	6	5	6	5	8	4
For the fiscal year ending March 31, 2017	6	5	6	5	6	4
For the fiscal year ending April 30, 2017	7	6	8	6	10	5
For the fiscal year ending May 31, 2017	6	5	7	6	8	4
For the fiscal year ending July 31, 2017	7	7	8	6	10	5
For the fiscal year ending August 31, 2017	7	7	7	6	12	5
For the fiscal year ending October 31, 2017	5	6	7	5	10	4
For the fiscal year ending December 31, 2017	6	7	8	6	12	5
Beneficial Equity Ownership
The tables below show, for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of all Funds in the Columbia Funds Complex overseen by the Trustee, including notional amounts through the Deferred Compensation Plan, where noted, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000. The information is provided as of December 31, 2017.
The tables only include ownership of Columbia Funds overseen by the Trustees; the Trustees and Officers may own shares of other Columbia Funds they do not oversee.
Independent Trustee Ownership
Fund	Carrig	Hacker	Lukitsh	Moffett	Neuhauser	Simpson	Verville
Adaptive Retirement 2020 Fund	A	A	A	A	A	A	A
Adaptive Retirement 2025 Fund	A	A	A	A	A	A	A
Adaptive Retirement 2030 Fund	A	A	A	A	A	A	A
Statement of Additional Information – May 1, 2018	163

Fund	Carrig	Hacker	Lukitsh	Moffett	Neuhauser	Simpson	Verville
Adaptive Retirement 2035 Fund	A	A	A	A	A	A	A
Adaptive Retirement 2040 Fund	A	A	A	A	A	A	A
Adaptive Retirement 2045 Fund	A	A	A	A	A	A	A
Adaptive Retirement 2050 Fund	A	A	A	A	A	A	A
Adaptive Retirement 2055 Fund	A	A	A	A	A	A	A
Adaptive Retirement 2060 Fund	A	A	A	A	A	A	A
Adaptive Risk Allocation Fund	A	E	A	A	A	A	A
Alternative Beta Fund	A	A	A	A	A	A	A
AMT-Free CT Intermediate Muni Bond Fund	A	A	A	A	A	A	A
AMT-Free Intermediate Muni Bond Fund	A	A	A	A	A	A	A
AMT-Free MA Intermediate Muni Bond Fund	A	A	A	A	A	A	A
AMT-Free NY Intermediate Muni Bond Fund	A	A	A	A	A	A	A
AMT-Free OR Intermediate Muni Bond Fund	A	A	A	A	A	A	A
Balanced Fund	A	A	A	A	A	D	E (a)
Bond Fund	A	A	A	A	A	A	C (a)
Contrarian Core Fund	E	A	A	A	A	A	A
Corporate Income Fund	D (a)	A	A	A	A	A	A
Disciplined Small Core Fund	A	A	A	A	A	A	A
Diversified Absolute Return Fund	A	A	A	A	A	A	A
Diversified Real Return Fund	A	A	A	A	A	A	A
Dividend Income Fund	E (a)	A	A	A	A	E (a)	D (a)
Emerging Markets Fund	A	E	A	A	A	E (a)	A
Global Dividend Opportunity Fund	A	A	A	A	A	A	A
Global Energy and Natural Resources Fund	A	A	A	A	A	D (a)	A
Global Technology Growth Fund	A	A	E	E (a)	A	A	A
Greater China Fund	A	E	A	A	A	A	A
High Yield Municipal Fund	A	A	A	A	A	A	A
Large Cap Growth Fund	D	A	A	A	A	E (a)	D (a)
Mid Cap Growth Fund	A	A	A	A	A	B	A
MM Alternative Strategies Fund	A	A	A	A	A	A	A
MM Directional Alternative Strategies Fund	A	A	A	A	A	A	A
MM Growth Strategies Fund	A	A	A	A	A	A	A
MM Small Cap Equity Strategies Fund	A	A	A	A	A	A	A
MM Total Return Bond Strategies Fund	A	A	A	A	A	A	A
Multi-Asset Income Fund	A	A	A	A	A	A	A
Pacific/Asia Fund	A	A	A	A	A	A	A
Real Estate Equity Fund	A	A	A	A	A	E (a)	A
Select Large Cap Growth Fund	D	E	A	A	A	A	A
Small Cap Growth Fund I	A	A	A	A	A	E (a)	A
Small Cap Value Fund I	A	A	A	A	E	E (a)	A
Solutions Aggressive Portfolio	A	A	A	A	A	A	A
Solutions Conservative Portfolio	A	A	A	A	A	A	A
Strategic CA Municipal Income Fund	A	A	A	A	A	A	A
Strategic Income Fund	A	A	A	A	A	A	D (a)
Statement of Additional Information – May 1, 2018	164

Fund	Carrig	Hacker	Lukitsh	Moffett	Neuhauser	Simpson	Verville
Strategic NY Municipal Income Fund	A	A	A	A	A	A	A
Tax-Exempt Fund	A	A	A	A	E	A	A
Total Return Bond Fund	A	A	A	A	A	E (a)	A
U.S. Social Bond Fund	A	A	A	A	A	A	A
U.S. Treasury Index Fund	A	A	A	A	A	A	A
Ultra Short Term Bond Fund	A	A	A	A	A	A	A
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Complex Overseen by the Trustee	E (a)	E	E	E (a)	E	E (a)	E (a)
(a)	Includes the value of compensation payable under a Deferred Compensation Plan that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Funds Complex overseen by the Trustee as specified by the Trustee.
Consultant to the Independent Trustees Ownership
Fund	Connaughton	Trunow
Adaptive Retirement 2020 Fund	A	A
Adaptive Retirement 2025 Fund	A	A
Adaptive Retirement 2030 Fund	A	A
Adaptive Retirement 2035 Fund	A	A
Adaptive Retirement 2040 Fund	A	A
Adaptive Retirement 2045 Fund	A	A
Adaptive Retirement 2050 Fund	A	A
Adaptive Retirement 2055 Fund	A	A
Adaptive Retirement 2060 Fund	A	A
Adaptive Risk Allocation Fund	A	A
Alternative Beta Fund	A	A
AMT-Free CT Intermediate Muni Bond Fund	A	A
AMT-Free Intermediate Muni Bond Fund	A	A
AMT-Free MA Intermediate Muni Bond Fund	A	A
AMT-Free NY Intermediate Muni Bond Fund	A	A
AMT-Free OR Intermediate Muni Bond Fund	A	A
Balanced Fund	C	A
Bond Fund	A	A
Contrarian Core Fund	E	A
Corporate Income Fund	A	A
Disciplined Small Core Fund	A	A
Diversified Absolute Return Fund	A	A
Diversified Real Return Fund	A	A
Dividend Income Fund	A	A
Emerging Markets Fund	D	A
Global Dividend Opportunity Fund	A	A
Global Energy and Natural Resources Fund	A	A
Global Technology Growth Fund	A	A
Greater China Fund	A	A
High Yield Municipal Fund	A	A
Large Cap Growth Fund	A	A
Mid Cap Growth Fund	A	A
Statement of Additional Information – May 1, 2018	165

Fund	Connaughton	Trunow
MM Alternative Strategies Fund	A	A
MM Directional Alternative Strategies Fund	A	A
MM Growth Strategies Fund	A	A
MM Small Cap Equity Strategies Fund	A	A
MM Total Return Bond Strategies Fund	A	A
Multi-Asset Income Fund	A	A
Pacific/Asia Fund	A	A
Real Estate Equity Fund	A	A
Select Large Cap Growth Fund	E	A
Small Cap Growth Fund I	A	A
Small Cap Value Fund I	A	A
Solutions Aggressive Portfolio	A	A
Solutions Conservative Portfolio	A	A
Strategic CA Municipal Income Fund	A	A
Strategic Income Fund	E	A
Strategic NY Municipal Income Fund	A	A
Tax-Exempt Fund	A	A
Total Return Bond Fund	A	A
U.S. Social Bond Fund	A	A
U.S. Treasury Index Fund	A	A
Ultra Short Term Bond Fund	A	A
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Complex Overseen by the Consultant	E	A
Interested Trustee Ownership
Fund	Truscott
Adaptive Retirement 2020 Fund	A
Adaptive Retirement 2025 Fund	A
Adaptive Retirement 2030 Fund	A
Adaptive Retirement 2035 Fund	A
Adaptive Retirement 2040 Fund	A
Adaptive Retirement 2045 Fund	A
Adaptive Retirement 2050 Fund	A
Adaptive Retirement 2055 Fund	A
Adaptive Retirement 2060 Fund	A
Adaptive Risk Allocation Fund	E
Alternative Beta Fund	E
AMT-Free CT Intermediate Muni Bond Fund	A
AMT-Free Intermediate Muni Bond Fund	A
AMT-Free MA Intermediate Muni Bond Fund	A
AMT-Free NY Intermediate Muni Bond Fund	A
AMT-Free OR Intermediate Muni Bond Fund	A
Balanced Fund	A
Bond Fund	A
Contrarian Core Fund	E (a)
Statement of Additional Information – May 1, 2018	166

Fund	Truscott
Corporate Income Fund	B
Disciplined Small Core Fund	A
Diversified Absolute Return Fund	A
Diversified Real Return Fund	A
Dividend Income Fund	A
Emerging Markets Fund	D
Global Dividend Opportunity Fund	A
Global Energy and Natural Resources Fund	A
Global Technology Growth Fund	A
Greater China Fund	A
High Yield Municipal Fund	E
Large Cap Growth Fund	D
Mid Cap Growth Fund	A
MM Alternative Strategies Fund	A
MM Directional Alternative Strategies Fund	A
MM Growth Strategies Fund	A
MM Small Cap Equity Strategies Fund	A
MM Total Return Bond Strategies Fund	A
Multi-Asset Income Fund	A
Pacific/Asia Fund	A
Real Estate Equity Fund	A
Select Large Cap Growth Fund	E
Small Cap Growth Fund I	A
Small Cap Value Fund I	A
Solutions Aggressive Portfolio	A
Solutions Conservative Portfolio	A
Strategic CA Municipal Income Fund	A
Strategic Income Fund	E
Strategic NY Municipal Income Fund	A
Tax-Exempt Fund	A
Total Return Bond Fund	C
U.S. Social Bond Fund	A
U.S. Treasury Index Fund	B
Ultra Short Term Bond Fund	A
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Complex Overseen by the Trustee	E (a)
(a)	Includes notional investments through a deferred compensation account. Mr. Truscott’s deferred compensation plan is separate from that of the Independent Trustees (for these purposes, including Mr. Connaughton and Ms. Trunow, as Consultants to the Independent Trustees).
Compensation
For purposes of this section, the term Independent Trustees includes Mr. Connaughton and Ms. Trunow, as Consultants to the Independent Trustees.
Total compensation. The following table shows the total compensation paid to Independent Trustees for their services from all the Funds in the Columbia Funds Complex overseen by the Trustee for the fiscal year ended December 31, 2017.
Mr. Truscott is not compensated for his services on the Board.
Statement of Additional Information – May 1, 2018	167

Trustee Name	Total Cash Compensation from the Columbia Funds Complex Paid to Trustee(a)	Amount Deferred from Total Compensation(b)
Trustee
Janet L. Carrig	$304,000	$304,000
Douglas A. Hacker	$419,500	$0
Nancy T. Lukitsh	$295,000	$0
David M. Moffett	$289,500	$0
Charles R. Nelson(c)	$282,500	$0
John J. Neuhauser	$300,000	$0
Patrick J. Simpson	$316,500	$156,500
Anne-Lee Verville	$292,500	$0
Consultant
J. Kevin Connaughton(d)	$264,000	$0
Natalie A. Trunow(e)	$255,000	$150,000
(a)	Includes any portion of cash compensation Trustees elected to defer during the fiscal period.
(b)	The Trustees may elect to defer a portion of the total cash compensation payable. Additional information regarding the Deferred Compensation Plan is described below.
(c)	Mr. Nelson served as Trustee until December 31, 2017, and stopped receiving compensation from the Funds and the Columbia Funds Complex as of such date.
(d)	Mr. Connaughton receives compensation from the Funds for serving as a consultant to the Independent Trustees at an annual rate of $280,000 (effective in 2018).
(e)	Ms. Trunow receives compensation from the Funds for serving as a consultant to the Independent Trustees at an annual rate of $280,000 (effective in 2018).
In addition to the above compensation, all Independent Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.
Independent Trustees did not accrue any pension or retirement benefits as part of Fund expenses, nor will they receive any annual benefits upon retirement.
Deferred Compensation Plan
Under the terms of the Deferred Fee Agreement (the Deferred Compensation Plan), each eligible Trustee may elect, on an annual basis, to defer receipt of all or a portion of compensation payable to him or her for service as a Trustee for that calendar year (expressly, a Trustee may elect to defer his/her annual retainer, his/her attendance fees, or both components, which together comprise total compensation for service). Fees deferred by a Trustee are credited to a book reserve account (the Deferral Account) established by the Columbia Funds, the value of which is derived from the rate of return of one or more Columbia Funds selected by the Trustee (with accruals to the Deferral Account beginning at such time as a Trustee’s fund elections having been established, and proceeds for service having been paid into such account, and terminating at such time as when proceeds become payable to such Trustee under the Deferred Compensation Plan). Trustees may change their fund elections only in accordance with the provisions of the Deferred Compensation Plan.
Distributions from a Trustee’s Deferral Account will be paid by check, either in a lump sum or in annual installments. Payments made in annual installments are disbursed over a period of up to ten years, following such time as a Trustee may qualify to receive such payments. If a deferring Trustee dies prior to or after the commencement of the disbursement of amounts accrued in his/her Deferral Account, the balance of the account will be distributed to his/her designated beneficiary either in lump sum or in annual payments as established by such Trustee himself/herself, his/her beneficiary or his/her estate. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and each deferring Trustee has the status of a general unsecured creditor of the Columbia Fund(s) from which compensation has been deferred.
Statement of Additional Information – May 1, 2018	168

Compensation from each Fund. The following table shows the compensation paid to Independent Trustees from each Fund during its last fiscal year (or period), as well as the amount deferred from each Fund, which is included in the total. The table is organized by fiscal year end.
Fund	Aggregate Compensation from Fund
	Independent Trustees										Consultant to Independent Trustees
	Janet L. Carrig(a)	Douglas A. Hacker	Nancy T. Lukitsh	William E. Mayer(b)	David M. Moffett(c)	Charles R. Nelson(d)	John J. Neuhauser	Patrick J. Simpson(e)	Anne-Lee Verville(f)	J. Kevin Connaughton(g)	Natalie A. Trunow(h)
For Funds with fiscal period ending January 31
Diversified Real Return Fund	$1,362	$2,105	$1,387	$1,098	$1,393	$1,299	$1,434	$1,467	$1,367	$1,417	$814
Amount Deferred	$1,362	$0	$0	$0	$1,153	$0	$0	$601	$0	$0	$212
For Funds with fiscal period ending March 31
Adaptive Retirement 2020 Fund(i)	$521	$655	$515	N/A	$526	$496	$521	$534	$515	$324	$324
Amount Deferred	$521	$0	$0	N/A	$0	$0	$0	$331	$0	$0	$191
Adaptive Retirement 2025 Fund(j)	$1,383	$1,943	$1,419	N/A	$1,440	N/A	$1,442	$1,442	$1,407	$1,335	$1,335
Amount Deferred	$1,383	$0	$0	N/A	$1,440	N/A	$0	$560	$0	$0	$834
Adaptive Retirement 2030 Fund(i)	$525	$659	$518	N/A	$530	$499	$525	$538	$518	$326	$326
Amount Deferred	$525	$0	$0	N/A	$0	$0	$0	$333	$0	$0	$192
Adaptive Retirement 2035 Fund(j)	$1,383	$1,943	$1,419	N/A	$1,440	N/A	$1,442	$1,442	$1,407	$1,335	$1,335
Amount Deferred	$1,383	$0	$0	N/A	$1,440	N/A	$0	$560	$0	$0	$834
Adaptive Retirement 2040 Fund(i)	$518	$651	$512	N/A	$523	$493	$518	$531	$512	$322	$322
Amount Deferred	$518	$0	$0	N/A	$0	$0	$0	$329	$0	$0	$190
Adaptive Retirement 2045 Fund(j)	$1,383	$1,943	$1,419	N/A	$1,440	N/A	$1,442	$1,442	$1,407	$1,335	$1,335
Amount Deferred	$1,383	$0	$0	N/A	$1,440	N/A	$0	$560	$0	$0	$834
Adaptive Retirement 2050 Fund(i)	$518	$651	$512	N/A	$523	$493	$518	$531	$512	$322	$322
Amount Deferred	$518	$0	$0	N/A	$0	$0	$0	$329	$0	$0	$190
Adaptive Retirement 2055 Fund(j)	$1,383	$1,943	$1,419	N/A	$1,440	N/A	$1,442	$1,442	$1,407	$1,335	$1,335
Amount Deferred	$1,383	$0	$0	N/A	$1,440	N/A	$0	$560	$0	$0	$834
Adaptive Retirement 2060 Fund(i)	$518	$651	$512	N/A	$523	$493	$518	$531	$512	$322	$322
Amount Deferred	$518	$0	$0	N/A	$0	$0	$0	$329	$0	$0	$190
MM Growth Strategies Fund	$5,488	$8,533	$5,604	$4,084	$5,626	$5,241	$5,795	$5,917	$5,520	$5,776	$3,144
Amount Deferred	$5,488	$0	$0	$0	$4,311	$0	$0	$2,375	$0	$0	$789
Pacific/Asia Fund	$1,760	$2,726	$1,794	$1,275	$1,801	$1,680	$1,855	$1,896	$1,768	$1,839	$1,050
Amount Deferred	$1,760	$0	$0	$0	$1,343	$0	$0	$772	$0	$0	$274
Select Large Cap Growth Fund	$10,859	$16,958	$11,115	$8,146	$11,156	$10,386	$11,496	$11,711	$10,944	$11,538	$6,228
Amount Deferred	$10,859	$0	$0	$0	$8,614	$0	$0	$4,633	$0	$0	$1,551
Solutions Aggressive Portfolio(i)	$523	$657	$516	N/A	$528	$497	$523	$536	$516	$325	$325
Amount Deferred	$523	$0	$0	N/A	$0	$0	$0	$332	$0	$0	$191
Solutions Conservative Portfolio(i)	$523	$657	$516	N/A	$528	$497	$523	$535	$516	$325	$325
Amount Deferred	$523	$0	$0	N/A	$0	$0	$0	$331	$0	$0	$191
For Funds with fiscal period ending April 30
Bond Fund	$2,569	$3,787	$2,573	$1,348	$2,602	$2,440	$2,653	$2,747	$2,554	$2,458	$1,985
Amount Deferred	$2,569	$0	$0	$0	$1,389	$0	$0	$1,250	$0	$0	$714
Statement of Additional Information – May 1, 2018	169

Fund	Aggregate Compensation from Fund
	Independent Trustees										Consultant to Independent Trustees
	Janet L. Carrig(a)	Douglas A. Hacker	Nancy T. Lukitsh	William E. Mayer(b)	David M. Moffett(c)	Charles R. Nelson(d)	John J. Neuhauser	Patrick J. Simpson(e)	Anne-Lee Verville(f)	J. Kevin Connaughton(g)	Natalie A. Trunow(h)
Corporate Income Fund	$3,905	$5,748	$3,913	$2,010	$3,959	$3,712	$4,033	$4,175	$3,884	$3,729	$3,017
Amount Deferred	$3,905	$0	$0	$0	$2,072	$0	$0	$1,903	$0	$0	$1,101
MM Directional Alternative Strategies Fund	$1,692 (k)	$2,488 (k)	$1,716 (k)	$54 (k)	$1,771 (k)	$1,655 (k)	$1,765 (k)	$1,804 (k)	$1,719 (k)	$1,778 (k)	$1,665 (k)
Amount Deferred	$1,692	$0	$0	$0	$76	$0	$0	$759	$0	$0	$980
Multi-Asset Income Fund	$1,745	$2,572	$1,749	$889	$1,770	$1,658	$1,803	$1,865	$1,736	$1,674	$1,366
Amount Deferred	$1,745	$0	$0	$0	$916	$0	$0	$845	$0	$0	$501
Small Cap Value Fund I	$2,701	$3,978	$2,707	$1,382	$2,739	$2,567	$2,790	$2,887	$2,687	$2,586	$2,098
Amount Deferred	$2,701	$0	$0	$0	$1,425	$0	$0	$1,312	$0	$0	$769
Total Return Bond Fund	$7,435	$10,975	$7,449	$4,029	$7,529	$7,064	$7,682	$7,961	$7,391	$7,122	$5,683
Amount Deferred	$7,435	$0	$0	$0	$4,152	$0	$0	$3,622	$0	$0	$2,001
U.S. Treasury Index Fund	$3,107	$4,585	$3,112	$1,651	$3,147	$2,950	$3,207	$3,324	$3,089	$2,976	$2,403
Amount Deferred	$3,107	$0	$0	$0	$1,700	$0	$0	$1,512	$0	$0	$857
For Funds with fiscal period ending May 31
Adaptive Risk Allocation Fund	$3,664	$5,429	$3,716	$1,535	$3,730	$3,513	$3,807	$3,926	$3,654	$3,542	$3,007
Amount Deferred	$3,664	$0	$0	$0	$1,583	$0	$0	$1,777	$0	$0	$1,232
Alternative Beta Fund	$2,087	$3,099	$2,107	$1,018	$2,117	$1,987	$2,159	$2,233	$2,077	$2,011	$1,656
Amount Deferred	$2,087	$0	$0	$0	$1,048	$0	$0	$1,009	$0	$0	$623
Diversified Absolute Return Fund	$1,735	$2,576	$1,745	$917	$1,755	$1,643	$1,788	$1,854	$1,723	$1,664	$1,340
Amount Deferred	$1,735	$0	$0	$0	$943	$0	$0	$839	$0	$0	$477
Dividend Income Fund	$20,289	$30,057	$20,443	$10,111	$20,558	$19,277	$20,944	$21,685	$20,169	$19,442	$15,844
Amount Deferred	$20,289	$0	$0	$0	$10,412	$0	$0	$9,849	$0	$0	$5,886
HY Municipal Fund	$3,265	$4,855	$3,287	$1,729	$3,308	$3,097	$3,369	$3,491	$3,246	$3,144	$2,532
Amount Deferred	$3,265	$0	$0	$0	$1,781	$0	$0	$1,574	$0	$0	$902
For Funds with fiscal period ending July 31
AMT-Free OR Intermediate Muni Bond Fund	$2,561	$3,711	$2,475	$768	$2,553	$2,359	$2,535	$2,691	$2,429	$2,369	$2,286
Amount Deferred	$2,561	$0	$0	$0	$705	$0	$0	$1,252	$0	$0	$1,025
Large Cap Growth Fund	$8,481	$12,274	$8,188	$2,449	$8,472	$7,804	$8,386	$8,907	$8,035	$7,822	$7,549
Amount Deferred	$8,481	$0	$0	$0	$2,336	$0	$0	$4,155	$0	$0	$3,388
Tax-Exempt Fund	$9,862	$14,294	$9,540	$2,988	$9,837	$9,086	$9,774	$10,368	$9,361	$9,121	$8,793
Amount Deferred	$9,862	$0	$0	$0	$2,849	$0	$0	$4,832	$0	$0	$3,892
U.S. Social Bond Fund	$1,688	$2,446	$1,630	$482	$1,688	$1,554	$1,670	$1,773	$1,599	$1,560	$1,507
Amount Deferred	$1,688	$0	$0	$0	$460	$0	$0	$825	$0	$0	$679
Ultra Short Term Bond Fund	$5,095	$7,376	$4,930	$1,352	$5,109	$4,704	$5,049	$5,352	$4,839	$4,726	$4,561
Amount Deferred	$5,095	$0	$0	$0	$1,297	$0	$0	$2,482	$0	$0	$2,104
For Funds with fiscal period ending August 31
Balanced Fund	$14,434	$20,825	$13,930	$2,758	$14,714	$13,311	$14,256	$15,385	$13,795	$13,049	$12,601
Amount Deferred	$14,434	$0	$0	$0	$2,837	$0	$0	$7,456	$0	$0	$5,834
Contrarian Core Fund	$22,425	$32,543	$21,679	$4,611	$22,870	$20,681	$22,196	$23,933	$21,478	$20,521	$19,799
Amount Deferred	$22,425	$0	$0	$0	$4,735	$0	$0	$11,472	$0	$0	$8,991
Statement of Additional Information – May 1, 2018	170

Fund	Aggregate Compensation from Fund
	Independent Trustees										Consultant to Independent Trustees
	Janet L. Carrig(a)	Douglas A. Hacker	Nancy T. Lukitsh	William E. Mayer(b)	David M. Moffett(c)	Charles R. Nelson(d)	John J. Neuhauser	Patrick J. Simpson(e)	Anne-Lee Verville(f)	J. Kevin Connaughton(g)	Natalie A. Trunow(h)
Disciplined Small Core Fund	$2,148	$3,131	$2,077	$466	$2,190	$1,979	$2,128	$2,295	$2,059	$1,980	$1,912
Amount Deferred	$2,148	$0	$0	$0	$477	$0	$0	$1,092	$0	$0	$856
Emerging Markets Fund	$4,260	$6,208	$4,123	$919	$4,348	$3,930	$4,223	$4,551	$4,086	$3,929	$3,791
Amount Deferred	$4,260	$0	$0	$0	$945	$0	$0	$2,165	$0	$0	$1,700
Global Dividend Opportunity Fund	$2,873	$4,181	$2,776	$616	$2,929	$2,646	$2,843	$3,069	$2,751	$2,638	$2,547
Amount Deferred	$2,873	$0	$0	$0	$630	$0	$0	$1,466	$0	$0	$1,143
Global Energy and Natural Resources Fund	$2,129	$3,099	$2,058	$454	$2,171	$1,962	$2,108	$2,274	$2,039	$1,957	$1,890
Amount Deferred	$2,129	$0	$0	$0	$465	$0	$0	$1,084	$0	$0	$849
Global Technology Growth Fund	$2,890	$4,173	$2,784	$571	$2,945	$2,660	$2,850	$3,082	$2,758	$2,609	$2,521
Amount Deferred	$2,890	$0	$0	$0	$586	$0	$0	$1,495	$0	$0	$1,155
Greater China Fund	$1,857	$2,700	$1,793	$396	$1,893	$1,710	$1,837	$1,983	$1,777	$1,701	$1,643
Amount Deferred	$1,857	$0	$0	$0	$405	$0	$0	$949	$0	$0	$739
Mid Cap Growth Fund	$5,374	$7,823	$5,195	$1,153	$5,479	$4,951	$5,320	$5,740	$5,148	$4,942	$4,770
Amount Deferred	$5,374	$0	$0	$0	$1,180	$0	$0	$2,737	$0	$0	$2,140
MM Alternative Strategies Fund	$2,922	$4,277	$2,829	$670	$2,981	$2,692	$2,898	$3,125	$2,804	$2,713	$2,619
Amount Deferred	$2,922	$0	$0	$0	$685	$0	$0	$1,477	$0	$0	$1,152
MM Small Cap Equity Strategies Fund	$3,612	$5,257	$3,482	$788	$3,675	$3,319	$3,566	$3,860	$3,454	$3,316	$3,201
Amount Deferred	$3,612	$0	$0	$0	$800	$0	$0	$1,845	$0	$0	$1,429
MM Total Return Bond Strategies Fund	$15,482	$22,475	$14,965	$3,195	$15,786	$14,272	$15,321	$16,527	$14,818	$14,147	$13,669
Amount Deferred	$15,482	$0	$0	$0	$3,277	$0	$0	$7,924	$0	$0	$6,196
Small Cap Growth Fund I	$2,470	$3,590	$2,386	$522	$2,518	$2,275	$2,443	$2,637	$2,364	$2,262	$2,185
Amount Deferred	$2,470	$0	$0	$0	$534	$0	$0	$1,262	$0	$0	$984
Strategic Income Fund(l)	$8,220	$11,911	$7,943	$1,652	$8,384	$7,584	$8,132	$8,771	$7,869	$7,502	$7,237
Amount Deferred	$8,220	$0	$0	$0	$1,699	$0	$0	$4,216	$0	$0	$3,311
For Funds with fiscal period ending October 31
AMT-Free CT Intermediate Muni Bond Fund	$1,986	$2,807	$1,966	$117	$2,061	$1,892	$2,000	$2,099	$1,942	$1,780	$1,719
Amount Deferred	$1,986	$0	$0	$0	$131	$0	$0	$1,020	$0	$0	$1,011
AMT-Free Intermediate Muni Bond Fund	$6,159	$8,723	$6,114	$398	$6,396	$5,884	$6,219	$6,515	$6,038	$5,563	$5,354
Amount Deferred	$6,159	$0	$0	$0	$446	$0	$0	$3,156	$0	$0	$3,149
AMT-Free MA Intermediate Muni Bond Fund	$2,250	$3,180	$2,228	$134	$2,334	$2,144	$2,266	$2,377	$2,201	$2,018	$1,948
Amount Deferred	$2,250	$0	$0	$0	$150	$0	$0	$1,155	$0	$0	$1,146
AMT-Free NY Intermediate Muni Bond Fund	$2,239	$3,165	$2,217	$134	$2,323	$2,134	$2,255	$2,366	$2,190	$2,009	$1,939
Amount Deferred	$2,239	$0	$0	$0	$150	$0	$0	$1,150	$0	$0	$1,140
Strategic CA Municipal Income Fund	$2,801	$3,960	$2,774	$167	$2,907	$2,670	$2,822	$2,960	$2,740	$2,515	$2,427
Statement of Additional Information – May 1, 2018	171

Fund	Aggregate Compensation from Fund
	Independent Trustees										Consultant to Independent Trustees
	Janet L. Carrig(a)	Douglas A. Hacker	Nancy T. Lukitsh	William E. Mayer(b)	David M. Moffett(c)	Charles R. Nelson(d)	John J. Neuhauser	Patrick J. Simpson(e)	Anne-Lee Verville(f)	J. Kevin Connaughton(g)	Natalie A. Trunow(h)
Amount Deferred	$2,801	$0	$0	$0	$187	$0	$0	$1,437	$0	$0	$1,428
Strategic NY Municipal Income Fund	$2,162	$3,055	$2,140	$127	$2,243	$2,059	$2,177	$2,284	$2,114	$1,938	$1,872
Amount Deferred	$2,162	$0	$0	$0	$142	$0	$0	$1,110	$0	$0	$1,101
For Funds with fiscal period ending December 31
Real Estate Equity Fund	$2,798	$3,886	$2,724	$0	$2,704	$2,605	$2,771	$2,915	$2,697	$2,485	$2,398
Amount Deferred	$2,798	$0	$0	$0	$0	$0	$0	$1,410	$0	$0	$1,411
(a)	As of December 31, 2017, the value of Ms. Carrig’s account under the deferred compensation plan was $1,797,467.
(b)	Mr. Mayer served as Trustee until December 31, 2016, and stopped receiving compensation from the Funds and the Columbia Funds Complex as of such date.
(c)	As of December 31, 2017, the value of Mr. Moffett's account under the deferred compensation plan was $663,429.
(d)	Mr. Nelson served as Trustee until December 31, 2017, and stopped receiving compensation from the Funds and the Columbia Funds Complex as of such date.
(e)	As of December 31, 2017, the value of Mr. Simpson’s account under the deferred compensation plan was $2,616,428.
(f)	As of December 31, 2017, the value of Ms. Verville’s account under the deferred compensation plan was $632,556.
(g)	Beginning with the fiscal year ended March 31, 2017, Mr. Connaughton was a consultant to the Independent Trustees for the full period shown in the table above. For fiscal years ended prior to March 31, 2017, payments to Mr. Connaughton are for the period from March 1, 2016 (when he was first appointed consultant to the Independent Trustees) through the applicable fiscal year end. Mr. Connaughton receives compensation from the Funds for serving as a consultant to the Independent Trustees at an annual rate of $280,000 (effective in 2018).
(h)	Beginning with the fiscal year ended September 30, 2017, Ms. Trunow was a consultant to the Independent Trustees for the full period shown in the table above. For fiscal years ended prior to September 30, 2017, payments to Ms. Trunow are for the period from September 1, 2016 (when she was first appointed consultant to the Independent Trustees) through the applicable fiscal year end. Ms. Trunow receives compensation from the Funds for serving as a consultant to the Independent Trustees at an annual rate of $280,000 (effective in 2018). As of December 31, 2017, the value of Ms. Trunow’s account under the deferred compensation plan was $165,093.
(i)	The Fund commenced operations on October 24, 2017. The compensation shown for the Fund is the estimated amount that will be paid from October 23, 2017 to March 31, 2018.
(j)	The Fund is expected to commence operations on or about April 5, 2018. The compensation shown for the Fund is the estimated amount that will be paid from April 5, 2018 to March 31, 2019.
(k)	For the period from October 17, 2016 (commencement of operations) to April 30, 2017.
(l)	The Fund changed its fiscal year end in 2017 from October 31 to August 31. For the fiscal year ended in 2017, the information shown is for the period from November 1, 2016 to August 31, 2017.
Statement of Additional Information – May 1, 2018	172

BROKERAGE ALLOCATION AND RELATED PRACTICES
General Brokerage Policy, Brokerage Transactions and Broker Selection
Subject to policies established by the Board, as well as the terms of the Investment Management Services Agreement, Management Agreement and Subadvisory Agreement, as applicable, the Investment Manager (and/or the investment subadviser(s) who makes the day-to-day investment decisions for all or a portion of a Fund’s net assets) is responsible for decisions to buy and sell securities and other instruments and assets for a Fund, for the selection of broker-dealers, for the execution of a Fund’s transactions and for the allocation of brokerage commissions in connection with such transactions. The Investment Manager effects transactions for the Fund consistent with its duty to seek best execution of client (including Fund) orders under the circumstances of the particular transaction. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge negotiated commissions for their services. Orders may be directed to any broker-dealer to the extent and in the manner permitted by applicable law and by the policies and procedures of the Investment Manager and/or any investment subadvisers.
In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.
The Investment Manager effects security transactions for the Funds consistent with its duty to seek best execution of client (including the Funds) orders under the circumstances of the particular transaction. In seeking such execution, the Investment Manager will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security or other instrument or asset, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the reputation, reliability, experience and financial condition of the broker-dealer, the value and quality of the services rendered by the broker-dealer in this instance and other transactions and the reasonableness of the spread or commission, if any. Research services received from broker-dealers supplement the Investment Manager’s own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and other instruments and assets and information concerning prices of same; and information supplied by specialized services to the Investment Manager and to the Board with respect to the performance, investment activities and fees and expenses of other funds. Such information may be communicated electronically, orally or in written form.
Broker-dealers may, from time to time, arrange meetings with management of companies and provide access to consultants who supply research information. The outside research is useful to the Investment Manager since, in certain instances, the broker-dealers utilized by the Investment Manager may follow a different universe of issuers and other matters than those that the Investment Manager’s staff follow. In addition, this research provides the Investment Manager with a different perspective on investment matters, even if the securities research obtained relates to issuers followed by the Investment Manager.
Broker-dealers may, from time to time, arrange meetings with management of companies and provide access to consultants who supply research information. The outside research is useful to the Investment Manager since, in certain instances, the broker-dealers utilized by the Investment Manager may follow a different universe of issuers and other matters than those that the Investment Manager’s staff follow. In addition, this research provides the Investment Manager with a different perspective on investment matters, even if the securities research obtained relates to issuers followed by the Investment Manager.
Research services that are provided to the Investment Manager by broker-dealers are available for the benefit of all accounts managed or advised by the Investment Manager. In some cases, the research services are available only from the broker-dealer providing such services. In other cases, the research services may be obtainable from alternative sources. Broker-dealer research typically supplements rather than replaces the Investment Manager’s own research, tending to improve the quality of its investment advice. However, to the extent that the Investment Manager would have bought any such research services had such services not been provided by broker-dealers, the expenses of such services to the Investment Manager could be considered to have been reduced accordingly. Certain research services furnished by broker-dealers may be useful to the clients of the Investment Manager other than the Funds. Conversely, any research services received by the Investment Manager through the placement of transactions of other clients may be of value to the Investment Manager in fulfilling its obligations to the Funds. The Investment Manager is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Funds by improving the quality of the Investment Manager’s investment advice. The advisory fees paid by the Funds are not reduced because the Investment Manager receives such services.
Statement of Additional Information – May 1, 2018	173

Unless prohibited by applicable law, such as MiFID II, under Section 28(e) of the 1934 Act, the Investment Manager shall not be “deemed to have acted unlawfully or to have breached its fiduciary duty” solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Investment Manager must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Investment Manager’s clients, including the Funds.
The Investment Manager does not consider sales of shares of the Funds as a factor in the selection of broker-dealers through which to execute securities transactions on behalf of the Funds. On a periodic basis, the Investment Manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions, which evaluates execution, operational efficiency, and research services. Certain limited reviews are also conducted by an independent third-party evaluator.
Commission rates are established pursuant to negotiations with broker-dealers based on the quality and quantity of execution services provided by broker-dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker-dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Investment Manager, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.
The Investment Manager or a subadviser, if applicable, may use step-out transactions. A “step-out” is an arrangement in which the Investment Manager or subadviser executes a trade through one broker-dealer but instructs that broker-dealer to step-out all or a part of the trade to another broker-dealer. The second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The Investment Manager or subadviser may receive research products and services in connection with step-out transactions.
Use of Fund commissions may create potential conflicts of interest between the Investment Manager or subadviser and a Fund. However, the Investment Manager and each subadviser has policies and procedures in place intended to mitigate these conflicts and ensure that the use of fund commissions falls within the “safe harbor” of Section 28(e) of the 1934 Act. Some products and services may be used for both investment decision-making and non-investment decision-making purposes (“mixed use” items). The Investment Manager and each subadviser, to the extent it has mixed use items, has procedures in place to assure that Fund commissions pay only for the investment decision-making portion of a mixed-use item.
Some broker-dealers with whom the Investment Manager’s Fixed Income Department executes trades provide the Fixed Income Department with proprietary research products and services, though the Fixed Income Department does not put in place any client commission arrangements with such broker-dealers. However, such research may be considered by the Fixed Income Department when determining which broker-dealers to include on its approved broker-dealer list. It is the Investment Manager’s policy not to execute a fixed income trade with a broker-dealer at a lower bid/higher offer than that provided by another broker-dealer in consideration of the value of research products and services received by the Fixed Income Department.
In certain instances, there may be securities that are suitable for a Fund as well as for one or more of the other clients of the Investment Manager. Investment decisions for the Funds and for the Investment Manager’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect the Funds.
The Investment Manager operates several separate trading desks in different geographic locations in the United States. The trading desks support different portfolio management teams managing a variety of accounts and products. The Funds may forego certain opportunities including the aggregation of trades across accounts that trade on different trading desks, which could result in one trading desk competing with another in the market for similar trades. In addition, it is possible that the separate trading desks may be on opposite sides of a trade at the same time. While the trading desks operate in several locations, the desks do have linkages in oversight and reporting lines and are generally conducted under similar policies and procedures. In addition, certain fixed income portfolio managers currently have the authority to execute trades themselves.
Statement of Additional Information – May 1, 2018	174

As the Investment Manager seeks to enhance its investment capabilities and services to its clients, including the Funds, the Investment Manager may engage certain of its investment advisory affiliates (Participating Affiliates) around the world to provide a variety of services. For example, the Investment Manager may engage Participating Affiliates and their personnel to provide (jointly or in coordination with the Investment Manager) services relating to client relations, investment monitoring, account administration, trading and discretionary investment management (including portfolio management and risk management) to certain accounts the Investment Manager manages, including the Funds, other pooled vehicles and separately managed accounts. In some circumstances, a Participating Affiliate may delegate responsibility for providing those services to another Participating Affiliate. In addition, the Investment Manager may provide certain similar services to its Participating Affiliates for accounts they manage.
The Investment Manager believes that harnessing the collective expertise of the firm and its Participating Affiliates will benefit its clients. In this regard, the Investment Manager has certain portfolio management and client servicing teams at both the firm and at Participating Affiliates (through subadvisory or other intercompany arrangements) operating jointly to provide a better client experience. These joint teams use expanded and shared capabilities that the Investment Manager and its Participating Affiliates provide, including the sharing of research and other information by investment personnel (e.g., portfolio managers and analysts) across the firm and at its Participating Affiliates relating to economic perspectives, market analysis and equity and fixed income securities analysis.
Participating Affiliates may provide certain advisory and trading-related services to certain of the Investment Manager’s accounts, including the Funds. The Investment Manager may also provide similar services to certain accounts of Participating Affiliates. The Investment Manager believes that local trading in certain local markets will benefit its clients, including the Funds. However, such services may result in potential conflicts of interest to such accounts.
The Investment Manager has portfolio management teams in its multiple geographic locations that may share research information regarding leveraged loans. The Investment Manager operates separate and independent trading desks in these locations for the purpose of purchasing and selling leveraged loans. As a result, the Investment Manager does not aggregate orders in leveraged loans across portfolio management teams. For example, funds and other client accounts being managed by these portfolio management teams may purchase and sell the same leveraged loan in the secondary market on the same day at different times and at different prices. There is also the potential for a particular account or group of accounts, including a Fund, to forego an opportunity or to receive a different allocation (either larger or smaller) than might otherwise be obtained if the Investment Manager were to aggregate trades in leveraged loans across the portfolio management teams. Although the Investment Manager does not aggregate orders in leveraged loans across its portfolio management teams in the multiple geographic locations, it operates in this structure subject to its duty to seek best execution.
The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Investment Manager, in its sole discretion, believes such practice to be otherwise in such Fund’s interests.
The Funds will not execute portfolio transactions through, or buy or sell portfolio securities from or to the Investment Manager and its affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the Investment Manager is authorized to allocate buy and sell orders for portfolio securities to certain broker-dealers and financial institutions, including, in the case of agency transactions, broker-dealers and financial institutions that are affiliated with Ameriprise Financial. To the extent that a Fund executes any securities trades with an affiliate of Ameriprise Financial, such Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that such Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that the transaction is effected in accordance with the Funds’ Rule 17e-1 procedures, which require: (i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker-dealer; (ii) the affiliated broker-dealer charged the Fund commission rates consistent with those charged by the affiliated broker-dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker-dealer in question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.
Certain affiliates of Ameriprise Financial may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Funds. Ameriprise Financial or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, a Fund may buy securities from a member of an underwriting syndicate in which an affiliate of Ameriprise Financial is a member. The Funds have adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intend to comply with the requirements of Rule 10f-3, in connection with any purchases of securities that may be subject to Rule 10f-3.
Statement of Additional Information – May 1, 2018	175

Given the breadth of the Investment Manager’s investment management activities, investment decisions for the Funds are not always made independently from those other investment companies and accounts advised or managed by the Investment Manager. To the extent permitted by law, when a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment portfolio, investment company or account, the Investment Manager may aggregate the securities to be sold or bought for the Funds with those to be sold or bought for other investment portfolios, investment companies or accounts in executing transactions, and such transactions will be averaged as to price and available investments allocated as to amount in a manner which the Investment Manager believes to be equitable to the Funds and such other investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund.
See Investment Management and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information about these and other conflicts of interest.
Brokerage Commissions
The following charts reflect the amounts of brokerage commissions paid by the Funds for the three most recently completed fiscal years. In certain instances, the Funds may pay brokerage commissions to broker-dealers that are affiliates of Ameriprise Financial. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.
Aggregate Brokerage Commissions Paid by the Funds
The following chart reflects the aggregate amount of brokerage commissions paid by the Funds for the three most recently completed fiscal years. Differences, year to year, in the amount of brokerage commissions paid by a Fund were primarily the result of increased market volatility as well as shareholder purchase and redemption activity in the Fund. The table is organized by fiscal year end.
Total Brokerage Commissions
	Total Brokerage Commissions
Fund	2017	2016	2015
For Funds with fiscal period ending January 31
Diversified Real Return Fund	$260	$530	$932 (a)
For Funds with fiscal period ending March 31
Adaptive Retirement 2020 Fund(b)	N/A	N/A	N/A
Adaptive Retirement 2025 Fund(c)	N/A	N/A	N/A
Adaptive Retirement 2030 Fund(b)	N/A	N/A	N/A
Adaptive Retirement 2035 Fund(c)	N/A	N/A	N/A
Adaptive Retirement 2040 Fund(b)	N/A	N/A	N/A
Adaptive Retirement 2045 Fund(c)	N/A	N/A	N/A
Adaptive Retirement 2050 Fund(b)	N/A	N/A	N/A
Adaptive Retirement 2055 Fund(c)	N/A	N/A	N/A
Adaptive Retirement 2060 Fund(b)	N/A	N/A	N/A
MM Growth Strategies Fund	1,170,504	1,540,259	1,048,675
Pacific/Asia Fund	483,636	456,905	510,601
Select Large Cap Growth Fund	1,601,142	2,716,236	2,312,302
Solutions Aggressive Portfolio(b)	N/A	N/A	N/A
Solutions Conservative Portfolio(b)	N/A	N/A	N/A
For Funds with fiscal period ending April 30
Bond Fund	18,287	23,846	15,224
Corporate Income Fund	69,484	54,070	59,212
MM Directional Alternative Strategies Fund	930,710 (d)	N/A	N/A
Multi-Asset Income Fund	21,643	22,078	42,481 (e)
Small Cap Value Fund I	1,212,265	1,960,857	2,305,255
Statement of Additional Information – May 1, 2018	176

	Total Brokerage Commissions
Fund	2017	2016	2015
Total Return Bond Fund	$225,810	$167,980	$72,702
U.S. Treasury Index Fund	0	0	0
For Funds with fiscal period ending May 31
Adaptive Risk Allocation Fund	627,857	239,119	210,129
Alternative Beta Fund	17,770	46,588	23,795 (f)
Diversified Absolute Return Fund	104,102	2,293,997	618,976 (g)
Dividend Income Fund	1,356,544	1,853,862	2,285,197
HY Municipal Fund	0	0	0
For Funds with fiscal period ending July 31
AMT-Free OR Intermediate Muni Bond Fund	0	0	0
Large Cap Growth Fund	926,115	1,107,524	1,344,066
Tax-Exempt Fund	4,550	0	0
U.S. Social Bond Fund	332	13	0 (h)
Ultra Short Term Bond Fund	0	0	0
For Funds with fiscal period ending August 31
Balanced Fund	1,764,194	1,567,482	827,182
Contrarian Core Fund	4,479,950	3,952,735	2,566,680
Disciplined Small Core Fund	382,628	1,236,808	821,155
Emerging Markets Fund	2,969,418	3,765,444	4,498,397
Global Dividend Opportunity Fund	459,504	853,746	1,119,280
Global Energy and Natural Resources Fund	103,062	112,438	265,939
Global Technology Growth Fund	379,605	328,663	333,197
Greater China Fund	139,256	136,815	268,667
Mid Cap Growth Fund	2,081,806	2,710,169	2,311,420
MM Alternative Strategies Fund	1,110,334	1,059,559	1,427,187
MM Small Cap Equity Strategies Fund	1,730,634	3,051,542	1,967,401
MM Total Return Bond Strategies Fund	420,658	489,671	210,419
Small Cap Growth Fund I	1,207,610	1,065,842	1,711,624
Strategic Income Fund	262,921 (i)	178,818	129,182
For Funds with fiscal period ending October 31
AMT-Free CT Intermediate Muni Bond Fund	0	0	0
AMT-Free Intermediate Muni Bond Fund	0	0	0
AMT-Free MA Intermediate Muni Bond Fund	0	0	0
AMT-Free NY Intermediate Muni Bond Fund	0	0	0
Strategic CA Municipal Income Fund	0	1,232	0
Strategic NY Municipal Income Fund	0	809	0
For Funds with fiscal period ending December 31
Real Estate Equity Fund	275,028	245,905	284,239
(a)	For the period from March 11, 2014 (commencement of operations) to January 31, 2015.
(b)	The Fund commenced operations on October 24, 2017, and therefore has no reporting information for periods prior to such date.
(c)	No historical information is given for the Fund because the Fund had not commenced operations as of the date of this SAI.
(d)	For the period from October 17, 2016 (commencement of operations) to April 30, 2017.
(e)	For the period from March 27, 2015 (commencement of operations) to April 30, 2015.
(f)	For the period from January 27, 2015 (commencement of operations) to May 31, 2015.
(g)	For the period from February 19, 2015 (commencement of operations) to May 31, 2015.
Statement of Additional Information – May 1, 2018	177

(h)	For the period from March 26, 2015 (commencement of operations) to July 31, 2015.
(i)	The Fund changed its fiscal year end in 2017 from October 31 to August 31. For the fiscal year ended in 2017, the information shown is for the period from November 1, 2016 to August 31, 2017.
Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager
Affiliates of the Investment Manager may engage in brokerage and other securities transactions on behalf of a Fund according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the Board, the same conditions apply to transactions with broker-dealer affiliates of any Fund subadviser. The Investment Manager will use an affiliate only if (i) the Investment Manager determines that the Fund will receive prices and executions at least as favorable, under the circumstances, as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement or Management Agreement, as applicable.
No brokerage commissions were paid by the Funds in the last three fiscal periods to brokers affiliated with the Funds' Investment Manager or any subadvisers.
Directed Brokerage
The Funds or the Investment Manager, through an agreement or understanding with a broker-dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Funds' brokerage transactions to a broker-dealer because of the research services it provides the Funds or the Investment Manager.
Reported numbers include third party soft dollar commissions and portfolio manager directed commissions directed for research. The Investment Manager also receives proprietary research from brokers, but these amounts have not been included in the table.
During each Fund’s last fiscal year (or period), the Funds directed certain brokerage transactions and paid related commissions in the amounts as follows:
Brokerage Directed for Research
	Brokerage directed for research
Fund	Amount of Transactions	Amount of Commissions Imputed or Paid
For Funds with fiscal period ending January 31
Diversified Real Return Fund	$0	$0
For Funds with fiscal period ending March 31
Adaptive Retirement 2020 Fund	N/A (b)	N/A (b)
Adaptive Retirement 2025 Fund	N/A (c)	N/A (c)
Adaptive Retirement 2030 Fund	N/A (b)	N/A (b)
Adaptive Retirement 2035 Fund	N/A (c)	N/A (c)
Adaptive Retirement 2040 Fund	N/A (b)	N/A (b)
Adaptive Retirement 2045 Fund	N/A (c)	N/A (c)
Adaptive Retirement 2050 Fund	N/A (b)	N/A (b)
Adaptive Retirement 2055 Fund	N/A (c)	N/A (c)
Adaptive Retirement 2060 Fund	N/A (b)	N/A (b)
MM Growth Strategies Fund	1,983,862,874	362,061
Pacific/Asia Fund	48,694,488	55,573
Select Large Cap Growth Fund	2,713,958,498	695,008
Solutions Aggressive Portfolio	N/A (b)	N/A (b)
Solutions Conservative Portfolio	N/A (b)	N/A (b)
For Funds with fiscal period ending April 30
Bond Fund	0	0
Corporate Income Fund	0	0
Statement of Additional Information – May 1, 2018	178

	Brokerage directed for research
Fund	Amount of Transactions	Amount of Commissions Imputed or Paid
MM Directional Alternative Strategies Fund	$748,476,870 (d)	$221,469 (d)
Multi-Asset Income Fund	3,038,917	2,268
Small Cap Value Fund I	319,153,574	542,616
Total Return Bond Fund	0	0
U.S. Treasury Index Fund	0	0
For Funds with fiscal period ending May 31
Adaptive Risk Allocation Fund	0	0
Alternative Beta Fund	0	0
Diversified Absolute Return Fund	18,981,941	6,358
Dividend Income Fund	2,058,851,738	873,880
HY Municipal Fund	0	0
For Funds with fiscal period ending July 31
AMT-Free OR Intermediate Muni Bond Fund	0	0
Large Cap Growth Fund	1,006,812,328	356,717
Tax-Exempt Fund	0	0
U.S. Social Bond Fund	0	0
Ultra Short Term Bond Fund	0	0
For Funds with fiscal period ending August 31
Balanced Fund	1,762,235,353	721,726
Contrarian Core Fund	4,525,483,379	1,864,970
Disciplined Small Core Fund	127,145,134	123,710
Emerging Markets Fund	289,983,785	467,673
Global Dividend Opportunity Fund	220,480,966	136,298
Global Energy and Natural Resources Fund	38,278,873	30,887
Global Technology Growth Fund	122,882,265	76,386
Greater China Fund	18,766,331	24,877
Mid Cap Growth Fund	1,193,894,857	639,990
MM Alternative Strategies Fund	1,740,450,417	368,432
MM Small Cap Equity Strategies Fund	338,013,806	165,451
MM Total Return Bond Strategies Fund	0	0
Small Cap Growth Fund I	540,188,659	389,932
Strategic Income Fund(e)	0	0
For Funds with fiscal period ending October 31
AMT-Free CT Intermediate Muni Bond Fund	0	0
AMT-Free Intermediate Muni Bond Fund	0	0
AMT-Free MA Intermediate Muni Bond Fund	0	0
AMT-Free NY Intermediate Muni Bond Fund	0	0
Strategic CA Municipal Income Fund	0	0
Strategic NY Municipal Income Fund	0	0
For Funds with fiscal period ending December 31
Real Estate Equity Fund	84,231,748	49,915
(a)	For the period from March 11, 2014 (commencement of operations) to January 31, 2015.
(b)	The Fund commenced operations on October 24, 2017, and therefore has no reporting information for periods prior to such date.
Statement of Additional Information – May 1, 2018	179

(c)	No historical information is given for the Fund because the Fund had not commenced operations as of the date of this SAI.
(d)	For the period from October 17, 2016 (commencement of operations) to April 30, 2017.
(e)	The Fund changed its fiscal year end in 2017 from October 31 to August 31. For the fiscal year ended in 2017, the information shown is for the period from November 1, 2016 to August 31, 2017.
Securities of Regular Broker-Dealers
In certain cases, the Funds, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker-dealers that the Investment Manager uses to transact brokerage for the Funds.
As of each Fund’s last fiscal year (or period) end, the Funds owned securities of their “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, as shown in the table below:
Investments in Securities of Regular Brokers or Dealers
Fund	Issuer	Value of securities owned at end of fiscal period
For Funds with fiscal period ending January 31, 2017
Diversified Real Return	None	N/A
For Funds with fiscal period ending March 31, 2017
Adaptive Retirement 2020 Fund(a)	N/A	N/A
Adaptive Retirement 2025 Fund(b)	N/A	N/A
Adaptive Retirement 2030 Fund(a)	N/A	N/A
Adaptive Retirement 2035 Fund(b)	N/A	N/A
Adaptive Retirement 2040 Fund(a)	N/A	N/A
Adaptive Retirement 2045 Fund(b)	N/A	N/A
Adaptive Retirement 2050 Fund(a)	N/A	N/A
Adaptive Retirement 2055 Fund(b)	N/A	N/A
Adaptive Retirement 2060 Fund(a)	N/A	N/A
MM Growth Strategies Fund	Eaton Vance Corp.	$1,543,252
	The Charles Schwab Corp.	$27,354,045
Pacific/Asia Fund	None	N/A
Select Large Cap Growth Fund	The Charles Schwab Corp.	$132,680,411
Solutions Aggressive Portfolio(a)	N/A	N/A
Solutions Conservative Portfolio(a)	N/A	N/A
For Funds with fiscal period ending April 30, 2017
Bond Fund	Chase Issuance Trust	$1,656,677
	Citigroup, Inc.	$5,528,912
	Citigroup Mortgage Loan Trust, Inc.	$640,204
	Credit Suisse Mortgage Capital Certificates	$40,851
	JPMorgan Chase & Co.	$13,600,386
	JPMorgan Chase Capital XXI	$309,944
	JPMorgan Chase Capital XXIII	$220,096
	JPMorgan Chase Commercial Mortgage Securities Trust	$1,377,038
	Morgan Stanley Re-Remic Trust	$471,673
Corporate Income Fund	Citigroup, Inc.	$14,171,577
	The Goldman Sachs Group, Inc.	$11,843,271
	JPMorgan Chase & Co.	$10,174,710
	Morgan Stanley	$13,115,830
Statement of Additional Information – May 1, 2018	180

Fund	Issuer	Value of securities owned at end of fiscal period
MM Directional Alternative Strategies Fund	TD Ameritrade Holding Corp.	$1,642,242
	Citigroup, Inc.	$4,581,504
	Credit Suisse Group AG	$(1,110,770)
	Eaton Vance Corp.	$(1,548,528)
	The Goldman Sachs Group, Inc.	$1,530,344
	JPMorgan Chase & Co.	$4,178,175
	Morgan Stanley	$524,907
	Raymond James Financial, Inc. (subsidiary)	$1,740,266
	The Charles Schwab Corp.	$2,265,538
Multi-Asset Income Fund	Citigroup, Inc.	$179,401
	Citigroup Mortgage Loan Trust, Inc.	$1,567,454
	Credit Suisse AG	$44,598
	Credit Suisse Mortgage Capital Certificates	$1,386,946
	Goldman Sachs International	$27,451
	JPMorgan Chase & Co.	$285,825
	Morgan Stanley	$52,391
	PNC Financial Services Group, Inc.(The)	$15,030
Small Cap Value Fund I	None	N/A
Total Return Bond Fund	Chase Issuance Trust	$10,291,844
	Citigroup, Inc.	$15,060,248
	Citigroup Commercial Mortgage Trust	$2,201,702
	Citigroup Mortgage Loan Trust, Inc.	$15,893,745
	Credit Suisse Mortgage Capital Certificates	$22,813,634
	Credit Suisse Securities (USA) LLC	$7,358,096
	JPMorgan Chase & Co.	$28,475,081
	JPMorgan Chase Capital XXI	$20,108,070
	JPMorgan Chase Capital XXIII	$387,541
	JPMorgan Commercial Mortgage-Backed Securities Trust	$1,731,403
	JPMorgan Resecuritization Trust	$6,096,818
	Merrill Lynch Mortgage Investors Trust	$5,078
	Morgan Stanley Capital I Trust	$4,307,542
	Morgan Stanley Re-Remic Trust	$4,067,487
	PNC Bank NA	$3,442,740
U.S. Treasury Index Fund	None	N/A
For Funds with fiscal period ending May 31, 2017
Adaptive Risk Allocation Fund	None	N/A
Alternative Beta Fund	None	N/A
Diversified Absolute Return Fund	Affiliated Managers Group, Inc.	$(87,848)
	Citigroup, Inc.	$829,402
	Franklin Resources, Inc.	$(52,279)
	The Goldman Sachs Group, Inc.	$112,179
	JPMorgan Chase & Co.	$998,576
	JPMorgan Chase Capital XXI	$297,905
	JPMorgan Chase Capital XXIII	$395,973
	Legg Mason, Inc. (subsidiary)	$(49,148)
	Morgan Stanley	$98,840
Dividend Income Fund	JPMorgan Chase & Co.	$330,243,000
	PNC Financial Services Group, Inc.(The)	$155,832,327
High Yield Municipal Fund	None	N/A
Statement of Additional Information – May 1, 2018	181

Fund	Issuer	Value of securities owned at end of fiscal period
For Funds with fiscal period ending July 31, 2017
AMT-Free OR Intermediate Muni Bond Fund	None	N/A
Large Cap Growth Fund	The Goldman Sachs Group, Inc.	$40,104,459
Tax-Exempt Fund	None	N/A
U.S. Social Bond Fund	None	N/A
Ultra Short Term Bond Fund	Citigroup, Inc.	$14,112,420
	Credit Suisse AG	$6,001,596
	The Goldman Sachs Group, Inc.	$13,218,790
	JPMorgan Chase & Co.	$16,140,000
	JPMorgan Chase Commercial Mortgage Securities Trust	$5,568,485
	JPMBB Commercial Mortgage Securities Trust	$3,487,250
	Morgan Stanley	$12,093,300
	Morgan Stanley Bank of America Merrill Lynch Trust	$844,680
	PNC Bank NA	$10,438,324
For Funds with fiscal period ending August 31, 2017
Balanced Fund	Citigroup, Inc.	$146,057,604
	Credit Suisse AG	$4,715,001
	GS Mortgage Securities Trust	$13,135,687
	The Goldman Sachs Group, Inc.	$12,580,248
	JPMorgan Chase & Co.	$148,991,369
	JPMorgan Chase Commercial Mortgage Securities Trust	$1,273,722
	LB-UBS Commercial Mortgage Trust	$1,071,427
	Morgan Stanley	$72,790,009
	Morgan Stanley Capital I Trust	$5,997,248
	PNC Bank NA	$4,385,321
Contrarian Core Fund	Citigroup, Inc.	$331,087,452
	JPMorgan Chase & Co.	$334,219,617
	Morgan Stanley	$159,262,968
Disciplined Small Core Fund	Piper Jaffray Companies	$909,380
Emerging Markets Fund	None	N/A
Global Dividend Opportunity Fund	None	N/A
Global Energy and Natural Resources Fund	None	N/A
Global Technology Growth Fund	None	N/A
Greater China Fund	None	N/A
Mid Cap Growth Fund	None	N/A
Statement of Additional Information – May 1, 2018	182

Fund	Issuer	Value of securities owned at end of fiscal period
MM Alternative Strategies Fund	Bear Stearns Alt-A Trust	$740,974
	Bear Stearns Mortgage Funding Trust	$633,638
	Bear Stearns Trust	$585,332
	Chase Issuance Trust	$400,579
	Citigroup, Inc.	$1,802,831
	Citigroup Commercial Mortgage Trust	$802,450
	Citigroup Mortgage Loan Trust, Inc.	$1,191,354
	Credit Suisse Mortgage Capital Trust	$1,829,789
	Credit Suisse First Boston Mortgage Securities Corp.	$23,338
	Eaton Vance CLO Ltd.	$400,399
	GS Mortgage Securities Trust	$2,332,605
	GS Mortgage Securities Corp. II	$131,780
	The Goldman Sachs Group, Inc.	$1,946,689
	JPMorgan Chase & Co.	$763,782
	JPMorgan Chase Commercial Mortgage Securities Trust	$1,926,462
	JPMorgan Mortgage Acquisition Corp	$1,501,325
	Morgan Stanley	$1,446,998
	Morgan Stanley Bank of America Merrill Lynch Trust	$174,844
	Morgan Stanley Capital I Trust	$146,123
	Morgan Stanley Mortgage Loan Trust	$513,240
MM Small Cap Equity Strategies Fund	Legg Mason, Inc.
	Stifel Financial Corp.	$1,546,718
	Westwood Holdings Group, Inc.	$3,618,896
Statement of Additional Information – May 1, 2018	183

Fund	Issuer	Value of securities owned at end of fiscal period
MM Total Return Bond Strategies Fund	The Bear Stearns Companies LLC	$7,531,037
	Chase Issuance Trust	$20,858,408
	Citigroup, Inc.	$67,483,868
	Citigroup Commercial Mortgage Trust	$24,318,679
	Citigroup Mortgage Loan Trust, Inc.	$4,185,120
	Credit Suisse Mortgage Capital Certificates	$16,611,611
	Credit Suisse Group Funding	$7,054,442
	Credit Suisse Mortgage Capital Trust	$14,283,501
	E*TRADE Financial Corp.	$3,426,983
	GS Mortgage Securities Trust	$36,331,604
	The Goldman Sachs Group, Inc.	$64,765,439
	Jefferies Group LLC	$3,793,086
	JPMorgan Chase & Co.	$87,329,783
	JPMorgan Chase Bank NA	$2,614,364
	JPMorgan Chase Capital XXI	$17,190,288
	JPMorgan Chase Commercial Mortgage Securities Trust	$20,566,156
	JPMorgan Commercial Mortgage-Backed Securities Trust	$44,577
	JPMorgan Mortgage Trust	$1,247,320
	JPMorgan Resecuritization Trust	$4,675,762
	Lehman XS Trust	$5,379,190
	Merrill Lynch & Co., Inc.	$2,118,154
	Banc of America Merrill Lynch Commercial Mortgage, Inc.	$1,734,164
	Morgan Stanley	$55,077,027
	Morgan Stanley Bank of America Merrill Lynch Trust	$3,635,832
	Morgan Stanley Capital I Trust	$13,742,600
	Morgan Stanley Mortgage Loan Trust	$4,363,742
	Morgan Stanley Re-Remic Trust	$1,072,558
	Morgan Stanley Resecuritization Trust	$492,732
	PNC Bank NA	$10,192,742
	Stifel Financial Corp.	$1,780,987
Small Cap Growth Fund I	None	N/A
Strategic Income Fund	Citigroup, Inc.	$7,039,145
	Citigroup Mortgage Loan Trust, Inc.	$15,369,616
	Credit Suisse Mortgage Capital Certificates	$90,317,642
	Jefferies Resecuritization Trust	$513,679
	Banc of America Merrill Lynch Commercial Mortgage, Inc.	$11,687,429
For Funds with fiscal period ending October 31, 2017
AMT-Free CT Intermediate Muni Bond Fund	None	N/A
AMT-Free Intermediate Muni Bond Fund	None	N/A
AMT-Free MA Intermediate Muni Bond Fund	None	N/A
AMT-Free NY Intermediate Muni Bond Fund	None	N/A
Strategic CA Municipal Income Fund	None	N/A
Strategic NY Municipal Income Fund	None	N/A
For Funds with fiscal period ending December 31, 2017
Real Estate Equity Fund	None	N/A
(a)	The Fund commenced operations on October 24, 2017, and therefore has no reporting information for periods prior to such date.
Statement of Additional Information – May 1, 2018	184

(b)	No historical information is given for the Fund because the Fund had not commenced operations as of the date of this SAI.
Statement of Additional Information – May 1, 2018	185

OTHER PRACTICES
Performance Disclosure
Effective beginning with performance reporting for the December 31, 2011 year end, in presenting performance information for newer share classes, if any, of a Fund, the Fund typically includes, for periods prior to the offering of such share classes, the performance of the Fund’s oldest share class (except as otherwise disclosed), adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable, based on the expense ratios of those share classes for the Fund’s most recently completed fiscal year for which data was available at December 31, 2011 or, for Funds and classes first offered after January 1, 2011, the expected expense differential at the time the newer share class is first offered. Actual expense differentials across classes will vary over time. The performance of the Fund’s newer share classes would have been substantially similar to the performance of the Fund’s oldest share class because all share classes of a Fund are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same sales charges and/or expenses (and any differences in expenses between share classes may change over time).
Prior to December 31, 2011, in presenting performance information for a newer share class of a Fund, the Fund would typically include, for periods prior to the offering of such newer share class, the performance of an older share class, the class-related operating expense structure of which was most similar to that of the newer share class, and for periods prior to the initial offering of such older share class, would include the performance of successively older share classes with successively less similar expense structures. Such performance information was not restated to reflect any differences in expenses between share classes and if such differences had been reflected, the performance shown might have been lower. Because, prior to December 31, 2011, the Funds used a different methodology for presenting performance information for a newer share class, such performance information published before December 31, 2011 may differ from corresponding performance information published after December 31, 2011.
For certain Funds, performance shown includes the returns of a predecessor to the Fund. The table below identifies the predecessor fund for certain of these Funds and shows the periods when performance shown is that of the predecessor fund or a predecessor to that fund.
Fund	Predecessor Fund	For periods prior to:
Bond Fund	Excelsior Core Bond Fund, a series of Excelsior Funds, Inc.	March 31, 2008
Emerging Markets Fund	Excelsior Emerging Markets Fund, a series of Excelsior Funds, Inc.	March 31, 2008
Global Energy and Natural Resources Fund	Excelsior Energy and Natural Resources Fund, a series of Excelsior Funds, Inc.	March 31, 2008
Pacific/Asia Fund	Excelsior Pacific/Asia Fund, a series of Excelsior Funds, Inc.	March 31, 2008
Select Large Cap Growth Fund	Excelsior Large Cap Growth Fund, a series of Excelsior Funds, Inc.	March 31, 2008
Portfolio Turnover
A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. For each Fund’s portfolio turnover rate, see the Fees and Expenses of the Fund — Portfolio Turnover section in the prospectuses for that Fund.
In any particular year, market conditions may result in greater rates than are presently anticipated. The rate of a Fund’s turnover may vary significantly from time to time depending on, among other factors, economic, market and other conditions.
See below for an explanation of any significant variation in a Fund’s portfolio turnover rates over the two most recently completed fiscal years:
For MM Alternative Strategies Fund, during the fiscal year ended August 31, 2017, the Fund experienced a higher rate of portfolio turnover than during the previous fiscal year. This was primarily due to the addition of and allocation of Fund assets to TCW, which became a subadviser to the Fund on March 29, 2017.
Statement of Additional Information – May 1, 2018	186

Disclosure of Portfolio Holdings Information
The Board and the Investment Manager believe that the investment ideas of the Investment Manager and any subadviser with respect to portfolio management of a Fund should seek to benefit the Fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating Fund trading strategies. However, the Board also believes that selective disclosure of a Fund’s portfolio holdings can, under appropriate circumstances, be made for purposes beneficial to the Fund and its shareholders or for other purposes under conditions that are designed to protect the interests of the Fund and its shareholders.
The Board has therefore adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures are intended to protect the confidentiality of Fund portfolio holdings information and generally prohibit the release of such information until such information is made available to the general public, unless such persons have been authorized to receive such information on a selective basis, as described below. It is the policy of the Fund not to provide or permit others to provide portfolio holdings on a selective basis, and the Investment Manager does not intend to selectively disclose portfolio holdings or expect that such holdings information will be selectively disclosed, except where necessary for the Fund’s operation or where there are other legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the Funds and their shareholders.
Although the Investment Manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the Fund’s compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information. Under no circumstances may the Investment Manager, its affiliates or any employee thereof receive any consideration or compensation for disclosing such holdings information.
Public Disclosures
The Funds’ portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the Funds’ website. The information is available on the Funds’ website as described below.
■	For equity, alternative and flexible funds (other than the equity funds identified below) and funds-of-funds (equity and fixed income), a complete list of Fund portfolio holdings as of month-end is posted approximately, but no earlier than, 15 calendar days after such month-end.
■	For Columbia Small Cap Growth Fund I and Columbia Variable Portfolio – Small Company Growth Fund, a complete list of Fund portfolio holdings as of month-end is posted approximately, but no earlier than, 30 calendar days after such month-end.
■	For fixed-income Funds (other than money market funds), a complete list of Fund portfolio holdings as of calendar quarter-end is posted approximately, but no earlier than, 30 calendar days after such quarter-end.
■	For money market Funds, a complete list of Fund portfolio holdings as of month-end is posted no later than five business days after such month-end. Such month-end holdings are continuously available on the website for at least six months, together with a link to an SEC webpage where a user of the website may obtain access to the Fund’s most recent 12 months of publicly available filings on Form N-MFP. Money market Fund portfolio holdings information posted on the website, at minimum, includes with respect to each holding, the name of the issuer, the category of investment (e.g., Treasury debt, government agency debt, asset backed commercial paper, structured investment vehicle note), the CUSIP number (if any), the principal amount, the maturity date (as determined under Rule 2a-7 for purposes of calculating weighted average maturity), the final maturity date (if different from the maturity date previously described), coupon or yield and the value. The money market Funds will also disclose on the website its overall weighted average maturity, weighted average life maturity, percentage of daily liquid assets, percentage of weekly liquid assets and daily inflows and outflows.
Portfolio holdings of Funds owned solely by the Investment Manager or its affiliates are not disclosed on the website. A complete schedule of each Fund’s portfolio holdings is available semiannually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws. Shareholders may obtain each Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov. In addition, each Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 202.551.8090 for information about the SEC’s website or the operation of the public reference room.
In addition, the Investment Manager makes publicly available information regarding certain Fund’s largest five to fifteen holdings, as a percentage of the market value of the Funds’ portfolios as of a month-end. This holdings information is made publicly available through the website columbiathreadneedle.com/us, approximately 15 calendar days following the month-end. The scope of the information that is made available on the Funds’ websites pursuant to the Funds’ policies may change from time to time without prior notice. Certain fund marketing material, such as fund fact sheets, containing the largest five to fifteen holdings may be made available earlier than 15 days following month end.
Statement of Additional Information – May 1, 2018	187

The Investment Manager may also disclose more current portfolio holdings information as of specified dates on the Funds’ website.
The Funds, the Investment Manager and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than when the information is disclosed publicly on the funds’ website or no earlier than the time a fund files such information in a publicly available SEC filing required to include such information.
Other Disclosures
The Funds’ policies and procedures provide that no disclosures of the Funds’ portfolio holdings may be made prior to the portfolio holdings information being made available to the general public unless (i) the Funds have a legitimate business purpose for making such disclosure, (ii) the Funds or their authorized agents authorize such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.
In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Investment Manager; (ii) any conflicts of interest between the interests of Fund shareholders, on the one hand, and those of the Investment Manager, the Funds’ Distributor or any affiliated person of a Fund, the Investment Manager or Distributor on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that is otherwise unlawful.
Fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Agents) for legitimate business purposes within the scope of their official duties and responsibilities, subject to Fund policies and procedures designed to prevent the misuse of inside information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or policies and procedures designed to prevent the misuse of inside information; (2) an investment adviser, distributor, administrator, transfer agent, or custodian to the Fund; (3) an accounting firm, an auditing firm, or outside legal counsel retained by the Investment Manager or its affiliates, or the Fund; (4) an investment adviser to whom complete portfolio holdings are disclosed for due diligence purposes when the adviser is in merger or acquisition talks with a the Investment Manager or its parent company; and (5) a newly hired subadviser to whom complete portfolio holdings are disclosed prior to the time it commences its duties.
The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Agents, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Agents, is determined by such Affiliates and Agents based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Agents varies and may be as frequent as daily, with no lag. Any disclosure of Fund complete portfolio holdings to any Affiliates and Agents as previously described may also include a list of the other investment positions that make up the Fund, such as cash investments and derivatives.
The Funds also disclose portfolio holdings information as required by federal, state or international securities laws, and may disclose portfolio holdings information in response to requests by governmental authorities, or in connection with litigation or potential litigation, a restructuring of a holding, where such disclosure is necessary to participate or explore participation in a restructuring of the holding (e.g., as part of a bondholder group), or to the issuer of a holding, pursuant to a request of the issuer or any other party who is duly authorized by the issuer.
In certain limited situations, the Funds may provide portfolio holdings to an institutional client (or its custodian or other agent) when the client is effecting a redemption in-kind from a Fund and the Investment Manager believes that such disclosure will not be harmful to the Fund. In these situations, the Investment Manager makes it clear through non-disclosure agreements or other means that the recipient must ensure that the confidential information is used only as necessary to effect the redemption-in-kind and will maintain the information in a manner designed to protect against unauthorized access or misuse.
The Board has adopted policies to ensure that the Fund’s portfolio holdings information is only disclosed in accordance with these policies. Before any selective disclosure of portfolio holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee (“PHC”). The PHC, which is chaired by the Funds’ Chief Compliance Officer, is comprised of members from the Investment Manager’s legal department and compliance department, and the Funds’ President. The PHC is authorized by the Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a Fund and its shareholders, to consider any potential conflicts of interest between the Fund, the Investment Manager, and its affiliates, and to safeguard against improper use of holdings information. Factors
Statement of Additional Information – May 1, 2018	188

considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure may be authorized. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by the Funds’ President, Chief Compliance Officer or General Counsel/Chief Legal Officer or their respective designees. On at least an annual basis, the PHC reviews the approved recipients of selective disclosure and may require a resubmission of the request, in order to re-authorize certain ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of Fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the Fund’s shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.
Ongoing Portfolio Holdings Disclosure Arrangements:
The Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized in accordance with the policy. No compensation or consideration is received in exchange for this information. In addition to the daily information provided to a Fund’s custodians, subcustodians, Investment Manager and subadvisers, the following disclosure arrangements are in place:
Identity of Recipient	Conditions/restrictions on use of information	Frequency of Disclosure
Recipients under arrangements with the Funds or Investment Manager:
Barclays Capital, Inc.	Used for analytics including risk and attribution assessment.	Daily
BlackRock, Inc.	Used for fixed income trading and decision support.	Daily
Bloomberg, L.P.	Used for portfolio analytics, statistical analysis and independent research.	Daily, Monthly and Quarterly
Bolger, Inc.	Used for commercial printing.	As Needed
Boston Investors Communications Group, LLC (BICG)	Used for writing services that require disclosing portfolio holdings in advance of their dissemination to the general public.	Monthly
Capital Markets Services (CMS) Group	Used for intraday post-trade information when equity exposures (either via futures or options trades) are modified beyond certain limits for VP – Managed Volatility Funds.	As Needed
Catapult	Used for commercial printing.	As Needed
Citigroup, Inc.	Used for mortgage decision support.	Daily
Donnelley Financial Solutions	Used to provide Edgar filing and typesetting services, and printing of prospectuses, factsheets, annual and semi-annual reports. Used for commercial printing.	As Needed
Elevation Exhibits & Events	Used for trade show exhibits.	As Needed
Equifax, Inc.	Used to ensure that Columbia Management does not violate the Office of Foreign Assets Control (OFAC) sanction requirements.	Daily
Ernst & Young, LLP	Used to analyze PFIC investments.	Monthly
Eva Dimensions	Used as a research service for small cap stock.	As Needed
Eze Software Group, LLC	Used to facilitate the evaluation of commission rates and to provide flexible commission reporting.	Daily
Statement of Additional Information – May 1, 2018	189

Identity of Recipient	Conditions/restrictions on use of information	Frequency of Disclosure
FactSet Research Systems, Inc.	Used for provision of quantitative analytics, charting and fundamental data and for portfolio analytics. Used to cover product and marketing developments related to index funds, ETFs, index derivatives, and other sophisticated investment strategies.	Daily or Monthly
Fidelity National Information Services, Inc.	Used as portfolio accounting system.	Daily
Goldman Sachs Asset Management, L.P., as agent to KPMG LLP	Holdings by Columbia Contrarian Core Fund and Columbia High Yield Bond Fund in certain audit clients of KPMG LLP to assist the accounting firm in complying with its regulatory obligations relating to independence of its audit clients.	Monthly
Harte-Hanks	Used for printing of prospectuses, factsheets, annual and semi-annual reports.	As Needed
Imagine Print Solutions	Used for commercial printing.	Daily, Monthly and Quarterly
Institutional Shareholder Services Inc. (ISS)	Used for proxy voting administration and research on proxy matters.	Daily
Intex Solutions Inc.	Used to provide mortgage analytics.	Periodic
Investment Technology Group, Inc.	Used to evaluate and assess trading activity, execution and practices.	Quarterly
Investor Tools	Used for municipal bond analytics, research and decision support.	As Needed
JDP Marketing Services	Used to write or edit Columbia Fund shareholder reports, quarterly fund commentaries, and communications, including shareholder letters and management’s discussion of Columbia Fund performance.	Monthly, as needed
John Roberts, Inc.	Used for commercial printing.	Daily, Monthly and Quarterly
Kendall Press	Used for commercial printing.	As Needed
Kynex	Used to provide portfolio attribution reports for the Columbia Convertible Securities Fund. Used also for portfolio analytics.	Daily
Malaspina Communications	Used to facilitate writing management’s discussion of Columbia Fund performance for Columbia Fund shareholder reports and periodic marketing communications.	Monthly
Markit	Used for an asset database for analytics and investor reporting. Used to reconcile client commission trades with broker-dealers.	As Needed and Monthly
Merrill Corporation	Used for printing of prospectuses, factsheets, annual and semi-annual reports.	As Needed
MoneyMate, Inc.	Used to report returns and analytics to client facing materials.	Monthly
Morningstar, Inc.	Used for independent research and ranking of funds. Used also for statistical analysis.	Monthly, Quarterly or As Needed
Statement of Additional Information – May 1, 2018	190

Identity of Recipient	Conditions/restrictions on use of information	Frequency of Disclosure
MSCI, Inc.	Used as a hosted portfolio management platform designed for research, reporting, strategy development, portfolio construction and performance and risk attribution, and used for risk analysis and reporting.	Daily
Print Craft	Used to assemble kits and mailing that include the fact sheets.	As Needed
RegEd, Inc.	Used to review external and certain internal communications prior to dissemination.	Daily
SEI Investments Company	Used for trading wrap accounts and to reconcile wrap accounts.	Daily
SS&C Technologies, Inc.	Used to translate account positions for reconciliations.	Daily
Sustainalytics US Inc.	Used to affirm and validate social scoring methodology of Columbia U.S. Social Bond Fund’s investment strategy.	Quarterly
S.W.I.F.T. Scrl.	Used to send trade messages via SWIFT to custodians.	Daily
Thomson Reuters	Used for statistical analysis.	Monthly
Threadneedle Investments	Used by portfolio managers and research analysts in supporting certain management strategies, and by shared support partners (legal, operations, compliance, risk, etc.) to provide Fund maintenance and development.	As Needed
Universal Wilde	Used to provide printing and mailing services for prospectuses, annual and semi-annual reports, and supplements.	As Needed
Visions, Inc.	Used for commercial printing.	Daily, Monthly and Quarterly
Wilshire Associates, Inc.	Used to provide daily performance attribution reporting based on daily holdings to the investment and investment analytics teams.	Daily
Wolters Kluwer	Used to perform tax calculations specific to wash sales and used to analyze tax straddles (diminution of risk).	Monthly

Identity of Recipient	Conditions/restrictions on use of information	Frequency of Disclosure
Recipients under arrangements with subadvisers:
Advent Software, Inc.	Used by certain subadvisers for portfolio accounting system. Used by certain subadvisers for portfolio management information systems.	Daily
Advisory Compliance Associates Group	Used by certain subadvisers for best execution analysis.	Quarterly
Ashland Partners & Co., LLP	Used by certain subadvisers for organizational controls audit.	Annually
Barclays Capital, Inc.	Used by certain subadvisers for portfolio and risk analytics.	Daily
Bloomberg, L.P.	Used by certain subadvisers for attribution analysis, and for trade order management and compliance.	Daily
Statement of Additional Information – May 1, 2018	191

Identity of Recipient	Conditions/restrictions on use of information	Frequency of Disclosure
BNY Mellon, N.A.	Used by certain subadvisers for back office asset servicing.	Daily
Brown Brothers Harriman & Co.	Used by certain subadvisers for FX trade execution for non-US trades. Used by certain subadvisers for trade matching and SWIFT messaging.	Daily
Charles River Development, Ltd.	Used by certain subadvisers for order management, for order management and compliance, and for OMS trading system and compliance.	Daily
Client Service Specialists, Inc.	Used by certain subadvisers for operational and reconciliation services.	Monthly
Electra Information Systems, Inc.	Used by certain subadvisers for daily reconciliation of positions and transactions for outside custodians. Used by certain subadvisers for portfolio holdings reconciliation. Used by certain subadvisers for monthly audited client statements for market value reconciliations.	Daily
Ernst & Young, LLP	Used by certain subadvisers to provide general audit services.	Semi-annually
eVestment Alliance, LLC	Used by certain subadvisers to provide representative holdings to databases.	Quarterly
FactSet Research Systems, Inc.	Used by certain subadvisers for analytical and statistical information, for portfolio attribution and for portfolio and risk analytics.	Daily
Fidelity ActionsXchange, Inc.	Used by certain subadvisers for corporate actions processing.	Daily
Financial Recovery Technologies, LLC	Used by certain subadvisers for class action monitoring.	Quarterly
Glass, Lewis & Company, LLC	Used by certain subadvisers for proxy voting services.	Daily
IHS Markit, Ltd.	Used by certain subadvisers for confirming and settling bank loan trades. Used by certain subadvisers to match Credit Default Swaps and Interest Rate Swaps.	Daily
Infinit-O Global, Ltd.	Used by certain subadvisers for reconciling cash and positions.	Daily
Institutional Shareholder Services Inc.	Used by certain subadvisers for proxy voting services.	Daily
Investment Technology Group, Inc.	Used by certain subadvisers for transaction cost analysis.	Daily
MSCI, Inc.	Used by certain subadvisers for portfolio analytics and analysis.	Daily
Northern Trust Corporation	Used by certain subadvisers for settlement, accounting, reconciliation and performance.	Daily
Omgeo, LLC	Used by certain subadvisers for trade settlement. Used by certain subadvisers for block trade confirmations. Used by certain subadvisers for electronically providing allocations to counterparties, and electronic trade matching and affirmation of confirms.	Daily
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Identity of Recipient	Conditions/restrictions on use of information	Frequency of Disclosure
Seismic Software, Inc.	Used by certain subadvisers to automate quarterly updates.	Quarterly
SS&C Technologies, Inc.	Used by certain subadvisers for SWIFT messaging and reconciliation, and for accounting.	Daily
Trade Informatics, LLC	Used by certain subadvisers for equity trading transaction cost analysis.	Daily
Tradeweb Markets, LLC	Used by certain subadvisers for confirmation of TBAs, Treasuries and Discount Notes.	Daily
TradingScreen, Inc.	Used by certain subadvisers for FX trading matching and SWIFT messaging.	Daily
Traiana, Inc.	Used by certain subadvisers for block trade confirmation between Charles River and ISDA counterparty.	Daily
TriOptima, AB	Used by certain subadvisers for back office reconciliation. Used by certain subadvisers for daily reconciliations on collateral management.	Daily
Vermeg, N.V.	Used by certain subadvisers for the management of swap counterparty exposure.	Daily
William O’Neil & Co., Inc.	Used by certain subadvisers for analytical and statistical information.	Daily
In addition, portfolio holdings information may be provided from time to time to the Funds’ counsel, counsel to the independent trustees and the Funds’ independent auditors in connection with the services they provide to the Funds or the trustees. Portfolio holdings information may also be provided to affiliates of the Investment Manager to monitor risks and various holdings limitations that must be aggregated with affiliated funds and accounts, among other purposes. The Investment Manager and the subadvisers use a variety of broker-dealers and other agents to effect securities transactions on behalf of the Funds. These broker-dealers may become aware of the Funds’ intentions, transactions and positions in performing their functions.
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Additional Shareholder Servicing Payments
The Funds, along with the Transfer Agent, the Distributor and the Investment Manager, may pay significant amounts to financial intermediaries, including other Ameriprise Financial affiliates, for providing shareholder services, including the types of services that would otherwise be provided directly by a mutual fund’s transfer agent. The level of payments made to financial intermediaries may vary by financial intermediary and according to distribution channel. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Funds through retirement plans. These services may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, maintaining shareholder records, preparing account statements and/or the provision of call center support and other customer services.
Effective October 1, 2016, the Board authorized each Fund to pay up to the lesser of the amount charged by the financial intermediary for such services or such fees up to a channel-specific cap established by the Board from time to time. For certain distribution channels, the reimbursement is set at a per account amount for accounts of intermediaries that charge a per account fee. The amounts in excess of the amount reimbursed by a Fund are borne by the Transfer Agent, the Investment Manager and/or their affiliates. These payments are in addition to the annual transfer agency fees paid by a Fund to the Transfer Agent, as described in the Investment Management and Other Services – Other Services Provided – The Transfer Agent section above, and may include payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC. With respect to Class Inst2 shares, the annual rate for transfer agency fees and reimbursement of fees for additional shareholder services is currently capped at 0.07%. With respect to Class Inst3 shares, the Transfer Agent does not currently pay financial intermediaries for shareholder services and the Fund does not currently pay the Transfer Agent for any shareholder services provided by financial intermediaries. Payments for these additional shareholder services are made by a Fund to the Transfer Agent who in turn makes payments to the financial intermediary for the provision of such services. The Funds’ Transfer Agent, Distributor and/or their affiliates will pay, from its or their own resources, amounts in excess of the amount paid by the Funds to financial intermediaries in connection with the provision of these additional shareholder services and other services.
The Funds also may make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC. A significant portion of these networking account fees are paid to financial intermediaries affiliated with Ameriprise Financial.
In addition, the Transfer Agent, the Distributor and other Ameriprise Financial affiliates may make lump sum payments to selected financial intermediaries receiving shareholder servicing payments as compensation for the costs of printing literature for participants, account maintenance fees or fees for establishment of the Funds on the financial intermediary’s system or other similar services.
As of April 2018, the Transfer Agent and/or other Ameriprise Financial affiliates had agreed to make shareholder servicing payments with respect to the Funds to the financial intermediaries or their affiliates shown below.
Recipients of Shareholder Servicing Payments Relating to the Funds from the Transfer Agent and/or other Ameriprise Financial Affiliates
■	ADP Broker-Dealer, Inc.
■	American Enterprise Investment Services Inc.*
■	American United Life Insurance Co.
■	Ameriprise Financial Services, Inc.*
■	Ascensus, Inc.
■	AXA Advisors
■	AXA Equitable Life Insurance
■	Bank of America, N.A.
■	Benefit Plan Administrators
■	Benefit Trust
■	BMO Harris Bank (f/k/a Marshall & Illsley Trust Company)
■	BNY Mellon, N.A.
■	Charles Schwab & Co., Inc.
■	Charles Schwab Trust Co.
■	Conduent HR Services LLC
■	Davenport & Company
■	Daily Access Concepts, Inc.
■	Digital Retirement Solutions
■	Edward D. Jones & Co., LP
■	ExpertPlan
■	Fidelity Brokerage Services, Inc.
■	Fidelity Investments Institutional Operations Co.
■	First Mercantile Trust Co.
■	Guardian Insurance and Annuity Company Inc.
■	Genworth Life and Annuity Insurance Company
■	Genworth Life Insurance Co. of New York
■	Goldman Sachs & Co.
■	GWFS Equities, Inc.
■	Hartford Life Insurance Company
■	HD Vest
■	Hewitt Associates LLC
■	ICMA Retirement Corporation
■	Janney Montgomery Scott, Inc.
■	JJB Hilliard Lyons
■	JP Morgan Chase Bank

Statement of Additional Information – May 1, 2018	194

■	John Hancock Life Insurance Company (USA)
■	John Hancock Life Insurance Company of New York
■	John Hancock Trust Company
■	Lincoln Life & Annuity Company of New York
■	Lincoln National Life Insurance Company
■	Lincoln Retirement Services
■	LPL Financial Corporation
■	Massachusetts Mutual Life Insurance Company
■	Mercer HR Services, LLC
■	Merrill Lynch, Pierce, Fenner & Smith Incorporated
■	Mid Atlantic Capital Corporation
■	Minnesota Life Insurance Co.
■	Morgan Stanley Smith Barney
■	MSCS Financial Services Division of Broadridge Business Process Outsourcing LLC
■	National Financial Services
■	Nationwide Investment Services
■	Newport Retirement Services, Inc.
■	New York State Deferred Compensation Plan
■	Oppenheimer & Co., Inc.
■	Plan Administrators, Inc.
■	PNC Bank
■	Principal Life Insurance Company of America
■	Prudential Insurance Company of America
■	Prudential Retirement Insurance & Annuity Company
■	Pershing LLC
■	Raymond James & Associates
■	RBC Capital Markets
■	Reliance Trust
■	Robert W. Baird & Co., Inc.
■	Sammons Retirement Solutions
■	SEI Private Trust Company
■	Standard Insurance Company
■	Stifel Nicolaus & Co.
■	TD Ameritrade Clearing, Inc.
■	TD Ameritrade Trust Company
■	The Retirement Plan Company
■	Teachers Insurance and Annuity Association of America
■	Transamerica Advisors Life Insurance Company
■	Transamerica Advisors Life Insurance Company of New York
■	Transamerica Financial Life Insurance Company
■	T. Rowe Price Group, Inc.
■	UBS Financial Services, Inc.
■	Unified Trust Company, N.A.
■	Upromise Investments, Inc.
■	US Bank NA
■	Vanguard Group, Inc.
■	VALIC Retirement Services Company
■	Voya Retirement Insurance and Annuity Company
■	Voya Institutional Plan Services, LLP
■	Voya Investments Distributors, LLC
■	Voya Financial Partners, LLC
■	Wells Fargo Clearing Services, LLC
■	Wells Fargo Advisors
■	Wells Fargo Bank, N.A.
■	Wilmington Trust Retirement & Institutional Services Company

*	Ameriprise Financial affiliate
The Transfer Agent, the Distributor, the Investment Manager and/or their affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.
Additional Payments to Financial Intermediaries
Financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. These other payments may include shareholder servicing payments to retirement plan administrators and other institutions in amounts described above under Other Practices – Additional Shareholder Servicing Payments.
The Distributor and other Ameriprise Financial affiliates may pay additional compensation to selected financial intermediaries, including other Ameriprise Financial affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary also may receive lump sum payments described above under Other Practices – Additional Shareholder Servicing Payments. Such payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the Distributor and other Ameriprise Financial affiliates may consider a number of factors, including, without limitation, asset mix and length of relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.
These additional payments by the Distributor and other Ameriprise Financial affiliates are made pursuant to agreements between the Distributor and other Ameriprise Financial affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a Fund share, or the amount a Fund will receive as proceeds from such sales or the distribution fees and expenses paid by the Fund as shown under the heading Fees and Expenses of the Fund in the Fund’s prospectuses.
Statement of Additional Information – May 1, 2018	195

Marketing Support Payments
The Distributor, the Investment Manager and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Ameriprise Financial affiliates, for marketing support services relating to the Columbia Funds, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support and data analytics. Not all financial intermediaries receive marketing support payments. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, compensation for ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment.
While the financial arrangements may vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between 0.05% and 0.40% on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the financial intermediary. The Distributor, the Investment Manager and other Ameriprise Financial affiliates make payments with respect to a Fund or the Columbia Funds in materially larger amounts or on a basis materially different from those described above when dealing with certain financial intermediaries. Such increased payments may enable the financial intermediaries to offset credits that they may provide to their customers.
As of April 2018, the Distributor, the Investment Manager or their affiliates had agreed to make marketing support payments relating to the Funds to the following financial intermediaries or their affiliates.
Recipients of Marketing Support Payments Relating to the Funds from the Distributor and/or other Ameriprise Financial Affiliates
■	AIG Advisor Group
■	Ameriprise Financial Services, Inc.*
■	AXA Advisors, LLC
■	Bank of America, N.A.
■	Cetera Financial Group, Inc.
■	Citigroup Global Markets Inc./Citibank
■	Commonwealth Financial Network
■	J.J.B. Hilliard, W.L. Lyons, Inc.
■	Lincoln Financial Advisors Corp.
■	LPL Financial Corporation
■	Merrill Lynch, Pierce, Fenner & Smith Incorporated
■	Morgan Stanley Smith Barney
■	Northwestern Mutual Investment Services, LLC
■	Oppenheimer & Co., Inc.
■	PNC Investments
■	Raymond James & Associates, Inc.
■	Raymond James Financial Services, Inc.
■	RBC Capital Markets
■	UBS Financial Services Inc.
■	Unified Trust Company, N.A.
■	US Bancorp Investments, Inc.
■	Vanguard Marketing Corp.
■	Voya Financial Advisors, LLC
■	Wells Fargo Advisors
■	Wells Fargo Advisors Financial Network, LLC
■	Wells Fargo Clearing Services, LLC

*	Ameriprise Financial affiliate
The Distributor, the Investment Manager and/or their affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.
Other Payments
From time to time, the Distributor, from its own resources and not as an expense of the Fund, typically provides additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the Funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the Distributor includes financial assistance to financial intermediaries that enable the Distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending a
Statement of Additional Information – May 1, 2018	196

particular fund, including the Funds, or a particular share class over other funds or share classes. See Investment Management and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest for more information.
Statement of Additional Information – May 1, 2018	197

CAPITAL STOCK AND OTHER SECURITIES
Description of the Trust's Shares
The Trust may issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Most of the Funds are authorized to issue multiple classes of shares. Such classes are designated as Class A, Class Adv, Class C, Class E, Class Inst, Class Inst2, Class Inst3, Class R, Class T and Class V. A Fund offers only those classes of shares listed on the cover of its prospectuses. Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.
Subject to certain limited exceptions discussed in each Fund’s prospectuses and in this SAI, a Fund may no longer be accepting new investments from current shareholders or prospective investors in general or with respect to one or more classes of shares. The Funds, however, may at any time and without notice, accept new investments in general or with respect to one or more previously closed classes of shares.
Restrictions on Holding or Disposing of Shares
There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of the Funds or the relevant class. The Funds or any class of shares of the Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of their assets. Unless terminated by reorganization or liquidation, the Funds and classes will continue indefinitely.
Shareholder Liability
The Trust is organized as a business trust under Massachusetts law. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust’s Declaration of Trust disclaims any shareholder liability for acts or obligations of the Funds and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which a Fund would be unable to meet its obligations and the disclaimer was inoperative. The risk of a Fund incurring financial loss on account of another series of the Trust also is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other series of the Trust was unable to meet its obligations.
Dividend Rights
The shareholders of a Fund are entitled to receive any dividends or other distributions declared for the Fund. No shares have priority or preference over any other shares of the Funds with respect to distributions. Distributions will be made from the assets of the Funds, and will be paid pro rata to all shareholders of each Fund (or class) according to the number of shares of each Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the Funds based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.
Voting Rights and Shareholder Meetings
Shareholders have the power to vote only as expressly granted under the 1940 Act or under Massachusetts business trust law. Each whole share (or fractional share) outstanding on the record date shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in U.S. dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).
Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements; (iii) approve a change in subclassification of a Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the independent accountant. With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class is voted on by holders of that class of shares. Subject to the foregoing, all shares of a Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where
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the matter involved only affects one Fund. For example, a change in a Fund’s fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an investment advisory agreement or, if shareholder approval is required under exemptive relief, investment subadvisory agreement, since it only affects one Fund, is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders. Special meetings may be called for certain purposes.
Previously, the Trust had voluntarily undertaken to adhere to certain governance measures contemplated by an SEC settlement order with respect to the Trust’s prior investment adviser in 2005. Over the past several years, the SEC has adopted many rules under the 1940 Act and the Investment Advisers Act of 1940 to strengthen fund governance and compliance oversight of funds and their investment advisers. Accordingly, although the Trust may continue to follow certain governance practices noted in the 2005 settlement order, it will do so as the Board deems appropriate and not pursuant to any voluntary undertakings. In this regard, the Board has determined that it is unnecessary to commit to holding a meeting of shareholders to elect trustees at least every five years. Instead, the Board will convene meetings of shareholders to elect trustees as required by the 1940 Act or as deemed appropriate by the Board.
Liquidation Rights
In the event of the liquidation or dissolution of the Trust or a Fund, all shares have equal rights and shareholders of a Fund are entitled to a proportionate share of the assets of the Fund that are available for distribution and to a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Board may determine.
Preemptive Rights
There are no preemptive rights associated with Fund shares.
Conversion Rights
Conversion features and exchange privileges, if applicable, are described in the Funds’ prospectuses and Appendix S to this SAI.
Redemptions
Each Fund’s dividend, distribution and redemption policies can be found in its prospectuses. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law or compel sales of shares in certain cases.
Sinking Fund Provisions
The Trust has no sinking fund provisions.
Calls or Assessment
All Fund shares are issued in uncertificated form only and when issued will be fully paid and non-assessable by its Trust.
Conduct of the Trust's Business
Forum Selection. The Trust’s Bylaws provide that the sole and exclusive forums for any shareholder (including a beneficial owner of shares) to bring (i) any action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim for breach of a fiduciary duty owed by any Trustee, officer or employee, if any, of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim against the Trust or any of its Trustees, officers or employees arising pursuant to any provision of the statutory or common law of the Commonwealth of Massachusetts or any federal securities law, in each case as amended from time to time, or the Trust’s Declaration of Trust or Bylaws, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be within the federal or state courts in the Commonwealth of Massachusetts.
This forum selection provision may limit a shareholder’s ability to bring a claim in a judicial forum that the shareholder finds favorable for disputes with the Trust and/or any of its Trustees, officers, employees or service providers. If a court were to find the forum selection provision contained in the Bylaws to be inapplicable or unenforceable in an action, the Trust may incur additional costs associated with resolving such action in other jurisdictions.
Derivative and Direct Claims of Shareholders. The Trust’s Bylaws contain provisions regarding derivative and direct claims of shareholders. As used in the Bylaws, a “direct” shareholder claim refers to (i) a claim based upon alleged violations of a shareholder’s individual rights independent of any harm to the Trust, including a shareholder’s voting rights under the Bylaws; rights to receive a dividend payment as may be declared from time to time; rights to inspect books and records; or other similar rights personal to the shareholder and independent of any harm to the Trust; and (ii) a claim for which a direct shareholder action
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is expressly provided under the U.S. federal securities laws. Any other claim asserted by a shareholder, including without limitation any claims purporting to be brought on behalf of the Trust or involving any alleged harm to the Trust, is considered a “derivative” claim as used in the Bylaws.
A shareholder may not bring or maintain any court action or other proceeding asserting a derivative claim or any claim asserted on behalf of the Trust or involving any alleged harm to the Trust without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. The requirement to make such demand shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees, unless the shareholder makes a specific showing that irreparable nonmonetary injury to the Trust would otherwise result.
A shareholder may not bring or maintain a court action or other proceeding asserting a direct claim against the Trust, the Trustees, or officers predicated upon an express or implied right of action under the Declaration of Trust or U.S. federal securities laws (excepting direct shareholder actions expressly provided by U.S. federal securities laws), unless the shareholder has obtained authorization from the Trustees to bring the action. The requirement of authorization shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees.
The Trustees of the Trust shall consider any demand or request for authorization to bring or maintain a court action, proceeding or claim within 90 days of its receipt by the Trust . In their sole discretion, the Trustees may submit the matter to a vote of shareholders of the Trust or of any series or class of shares, as appropriate. Any decision by the Trustees to settle or to authorize (or not to settle or to authorize) such court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be binding upon the shareholder seeking authorization.
Any person purchasing or otherwise holding any interest in shares of beneficial interest of the Trust will be deemed to have notice of and consented to the foregoing provisions. These provisions may limit a shareholder’s ability to bring a claim against the Trustees, officers or other employees of the Trust and/or its service providers.
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Purchase, Redemption and Pricing of Shares
Purchase and Redemption
An investor may buy, sell and transfer shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds’ prospectuses. The following information supplements information in the Funds’ prospectuses.
Purchases and redemptions of shares of the Funds may be effected on a Business Day. Each Trust and the Distributor reserve the right to reject any purchase or redemption order. The issuance of shares is recorded on the books of the Trust, and share certificates are not issued. Purchase orders for shares in the Funds that are received by the Distributor or by the Transfer Agent before the end of the Business Day (typically 4:00 p.m., Eastern time) are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Fund’s Custodian. Redemption orders for sales of Fund shares received in good form (as defined in the Fund's prospectus) by the Distributor or by the Transfer Agent before the end of the Business Day are priced according to the net asset value determined on that day. The Business Day that applies to your purchase or redemption order is also called the trade date.
The Funds have authorized one or more broker-dealers to accept buy and sell orders on the Funds’ behalf. These broker-dealers are authorized to designate other intermediaries to accept buy and sell orders on the Funds’ behalf. The Funds will be deemed to have received a buy or sell order when an authorized broker-dealer, or, if applicable, a broker-dealer’s authorized designee, accepts the order. Customer orders will be priced at each Fund’s net asset value next computed after they are accepted by an authorized broker-dealer or the broker’s authorized designee.
Should a Fund stop selling shares, the Board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute these costs fairly among all shareholders.
The Trust also may make payment for sales in readily marketable securities or other property if it is appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.
Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).
The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the Board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should a Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.
The timing and magnitude of cash inflows from investors buying Fund shares could prevent a Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors redeeming Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact a Fund’s performance.
Anti-Money Laundering Compliance
The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.
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Pay-out Plans
You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.
Applications for a systematic investment in a class of a Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those Funds is in effect. Occasional investments, however, may be accepted.
To start any of these plans, please consult your financial intermediary. Your authorization must be received at least five days before the date you want your payments to begin. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.
Offering Price
The share price of each Fund is based on each Fund’s net asset value (NAV) per share, which is calculated separately for each class of shares as of the end of the Business Day.
The value of each Fund’s portfolio securities is determined in accordance with the Trust’s valuation procedures, which are approved by the Board. Except as described below under “Fair Valuation of Portfolio Securities,” the Fund’s portfolio securities are typically valued using the following methodologies:
Equity Securities. Equity securities (including common stocks, preferred stocks, convertible securities, warrants and ETFs) listed on an exchange are valued at the closing price on their primary exchange (which, in the case of foreign securities, may be a foreign exchange) or, if a closing price is not readily available, at the mean of the closing bid and asked prices. Over-the-counter equity securities not listed on any national exchange but included in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price or, if the official closing price is not readily available, at the mean between the closing bid and asked prices. Equity securities and ETFs that are not listed on any national exchange and are not included in the NASDAQ National Market System are valued at the mean between the closing bid and asked prices. Shares of other open-end investment companies (other than ETFs) are valued at the latest net asset value reported by those companies as of the valuation time.
Fixed Income Securities. Debt securities with remaining maturities in excess of 60 days are valued at market value based on an evaluated bid, which may be obtained from a pricing service. If pricing information is unavailable from a pricing service or is not believed to be reflective of market value, then a security may be valued at a bid quote from a broker-dealer, or, if a bid quote from a broker-dealer is not available, at fair value. Debt securities with remaining maturities of 60 days or less are valued at their amortized cost value if such value is approximately the same as market value. If the amortized cost value of such securities is not reflective of market value, then the valuation process for debt securities with remaining maturities in excess of 60 days will be applied. Amortized cost is determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. Short-term variable rate demand notes are typically valued at par value. Newly issued debt securities may be valued at purchase price for up to two days following purchase or at fair value if the purchase price is not believed to be reflective of market value.
Futures, Options and Other Derivatives. Futures and options on futures are valued based on the settle price at the close of regular trading on their principal exchange or, in the absence of transactions, they are valued at the mean of the closing bid and asked prices closest to the last reported sale price. Listed options are valued at the mean of the closing bid and asked prices. If market quotations are not readily available, futures and options are valued using quotations from broker-dealers. Customized derivative products are valued at a price provided by a pricing service or, if such a price is unavailable, a broker quote or at a price derived from an internal valuation model.
Repurchase and Reverse Repurchase Agreements. Repurchase and reverse repurchase agreements are generally valued at a price equal to the amount of cash invested in the repurchase agreement, or borrowed in the reverse repurchase agreement, respectively, at the time of valuation.
Bank Loans. Bank loans purchased in the primary market are typically valued at acquisition cost for up to two days, and are then valued using a market quotation from a pricing service or quote from a broker-dealer, or if such quotes are unavailable, fair value. For bank loans trading in the secondary market, prices are obtained from a pricing service and are based upon the average of one or more indicative bids from broker-dealers.
Private Placement Securities. Private placement securities requiring fair valuation are typically valued utilizing prices from broker-dealers or using internal analysis and any issuer-provided financial information.
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Foreign Currencies. Foreign currencies, securities denominated in foreign currencies and payables/receivables denominated in foreign currencies are valued in U.S. dollars utilizing spot exchange rates at the close of regular trading on the NYSE. Forward foreign currency contracts are valued in U.S. dollars utilizing the applicable forward currency exchange rate as of the close of regular trading on the NYSE.
Fair Valuation of Portfolio Securities. In the event that (i) market quotations or valuations from other sources are not readily available, such as when trading is halted or securities are not actively traded; (ii) market quotations or valuations from other sources are not reflective of market value (i.e., such prices or values are deemed unreliable in the judgment of the Investment Manager); or (iii) a significant event has been recognized in relation to a security or class of securities that is not reflected in market quotations or valuations from other sources, such as when an event impacting a foreign security occurs after the closing of the security’s foreign exchange but before the closing of the NYSE, a fair value for each such security is determined in accordance with valuation procedures approved by the Board. The fair value of a security is likely to be different from the quoted or published price and fair value determinations often require significant judgment.
In general, any relevant factors may be taken into account in determining fair value, including but not limited to the following, among others: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets, exchanges, or among dealers; changes in interest rates; observations from financial institutions; government actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history; the relative size of the position in the portfolio; internal models; and other relevant information.
With respect to securities traded on foreign markets, relevant factors may include, but not be limited to, the following: the value of foreign securities traded on other foreign markets; ADR and/or GDR trading; closed-end fund trading; foreign currency exchange activity and prices; and the trading of financial products that are tied to baskets of foreign securities, such as certain exchange-traded index funds. A systematic independent fair value pricing service assists in the fair valuation process for foreign securities in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which a Fund’s NAV is determined. Although the use of this service is intended to decrease opportunities for time zone arbitrage transactions, there can be no assurance that it will successfully decrease arbitrage opportunities.
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TAXATION
The following information supplements and should be read in conjunction with the section in the Funds’ prospectuses entitled Distributions and Taxes. The prospectuses generally describe the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable U.S. Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters. The Funds may or may not invest in all of the securities or other instruments described in this Taxation section. Please see the Funds' prospectuses for information about a Fund's investments, as well as each Fund’s semiannual and annual shareholder reports.
A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts, variable annuity contracts or variable life insurance contracts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, shareholders who are subject to the U.S. federal alternative minimum tax, trusts, estates, pass-through entities or investors in such entities, “controlled foreign corporations,” “passive foreign investment companies,” persons eligible for benefits under an income tax treaty to which the United States is a party, or persons otherwise subject to special treatment under the Code.
The Trust has not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.
Qualification as a Regulated Investment Company
It is intended that each Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses, and expenses for U.S. federal income tax purposes.
In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership (other than a qualified publicly traded partnership) will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (generally, defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its gross income from the qualifying income described in clause (i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes if they meet the passive income requirement under Section 7704(c)(2) of the Code. Certain of a Fund’s investments in master limited partnerships ("MLPs") and ETFs, if any, may qualify as interests in qualified publicly traded partnerships. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.
Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies, and (B) other securities, of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in, including through corporations in which the Fund owns a 20% or more voting stock interest, the securities of any one issuer
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(other than those described in clause (i)(A)), the securities (other than securities of other regulated investment companies) of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.
In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements described above may limit the extent to which a Fund can engage in certain derivative transactions, as well as the extent to which it can invest in MLPs and certain commodity-linked ETFs.
In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income (if any) for the taxable year.
If a Fund qualifies as a regulated investment company that is accorded special tax treatment, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. Each Fund generally intends to distribute at least annually substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation. Any investment company taxable income or net capital gain retained by a Fund will be subject to tax at regular corporate rates.
If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a timely notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.
In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a regulated investment company generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion, if any, of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31 and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.
In order to comply with the distribution requirements described above applicable to regulated investment companies, a Fund generally must make the distributions in the same taxable year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year in respect of income and gains from the prior taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one calendar year and pays the distribution in January of the following calendar year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution on December 31 of the earlier year.
If a Fund were to fail to meet the income, diversification or distribution tests described above, the Fund could in some cases cure such failure including by paying a fund-level tax or interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify and be eligible for treatment as a regulated investment company accorded special tax treatment under the Code, it would be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders. In this case, all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders would be taxable to shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.
Excise Tax
If a Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses) and 98.2% of its capital gain net income (adjusted for net ordinary losses) for the 1-year period ending on October 31 of that year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects), and any of its ordinary income and capital gain net income from previous years that were not distributed during such
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years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be properly taken into account after October 31 of a calendar year (or November 30 if the Fund makes the election described above) are generally treated as arising on January 1 of the following calendar year; in the case of a Fund with a December 31 year end that makes the election described above, no such gains or losses will be so treated. For purposes of the excise tax, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, a Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, if the amount of excise tax to be paid is deemed de minimis by a Fund).
Capital Loss Carryovers
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund is able to carry forward a net capital loss from any taxable year to offset its capital gains, if any, realized during a subsequent taxable year.
If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryover losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried over, such losses are treated as short-term capital losses that first offset short-term capital gains, and then offset any long-term capital gains. The Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryover period.
Capital gains that are offset by carried forward capital losses are not subject to fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any capital gains so offset. The Funds cannot carry back or carry forward any net operating losses (defined as deductions and ordinary losses in excess of ordinary income).
The total capital loss carryovers below include post-October capital losses, if applicable.
Capital Loss Carryovers
Fund	Total Capital Loss Carryovers	Amount Expiring in		Amount not Expiring
		2018	2019	Short-term	Long-term
For Funds with fiscal period ending January 31
Diversified Real Return Fund	$1,027,662	$0	$0	$0	$1,027,662
For Funds with fiscal period ending March 31
Pacific/Asia Fund	$1,786,666	$1,786,666	$0	$0	$0
For Funds with fiscal period ending April 30
Corporate Income Fund	$13,814,802	$0	$0	$1,247,636	$12,567,166
Multi-Asset Income Fund	$3,308,467	$0	$0	$3,308,467	$0
For Funds with fiscal period ending May 31
Alternative Beta Fund	$10,185,772	$0	$0	$9,504,956	$680,816
Diversified Absolute Return Fund	$2,667,641	$0	$0	$1,675,808	$991,833
HY Municipal Fund	$42,710,600	$35,721,468	$4,244,605	$1,961,649	$782,878
For Funds with fiscal period ending July 31
AMT-Free OR Intermediate Muni Bond Fund	$947,711	$0	$0	$947,711	$0
Tax-Exempt Fund	$23,446,035	$0	$7,286,973	$8,117,805	$8,041,257
U.S. Social Bond Fund	$258,025	$0	$0	$56,443	$201,582
Ultra Short Term Bond Fund	$24,288,560	$1,023,617	$11,369,928	$4,055,173	$7,839,842
For Funds with fiscal period ending August 31
Emerging Markets Fund	$74,781,273	$0	$0	$74,781,273	$0
Global Dividend Opportunity Fund	$17,051,810	$0	$0	$17,051,810	$0
Global Energy and Natural Resources Fund	$33,763,919	$0	$0	$3,003,362	$30,760,557
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Fund	Total Capital Loss Carryovers	Amount Expiring in		Amount not Expiring
		2018	2019	Short-term	Long-term
Greater China Fund	$1,802,252	$0	$0	$1,802,252	$0
MM Alternative Strategies Fund	$45,740,767	$0	$0	$10,816,699	$34,924,068
For Funds with fiscal period ending October 31
AMT-Free Intermediate Muni Bond Fund	$1,684,697	$62,558	$0	$1,622,139	$0
Equalization Accounting
Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “accumulated earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount of income and gains that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not sanctioned the particular equalization method used by the Funds, and thus a Fund’s use of this method may be subject to IRS scrutiny.
Taxation of Fund Investments
In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held or is deemed to have held the securities for more than one year at the time of disposition.
For U.S. federal income tax purposes, debt securities purchased by the Funds may be treated as having original issue discount (“OID”) (generally a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), which is generally treated as interest for U.S. federal income tax purposes. If a Fund purchases a debt obligation with OID, which exceeds a de minimis amount, the Fund may be required to annually include in its income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation, and depending on market conditions and the credit quality of the bond, might not ever receive cash for such discount. OID on tax-exempt bonds is generally not subject to U.S. federal income tax (but may be subject to the U.S. federal alternative minimum tax or "AMT," as that term is defined below). Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation.
Debt securities may be purchased by the Funds at a discount which exceeds the original issue discount remaining on the securities, if any, at the time the Funds purchased the securities. This additional discount represents market discount for U.S. federal income tax purposes. Generally, market discount is accrued on a daily basis. In general, gains recognized on the disposition of (or the receipt of any partial payment of principal on) a debt obligation (including a municipal obligation) purchased by a Fund at a market discount (other than a de minimis market discount), generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, subject to the discussion below regarding Section 451 of the Code, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. Effective for taxable years beginning after 2017, Section 451 of the Code generally requires an accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer's financial statements. The application of Section 451 to the accrual of market discount on debt instruments is currently unclear. If Section 451 applies to the accrual of market discount on debt instruments, a Fund must include in taxable income any market discount no later than the time at which it takes the same into account as revenue on its financial statements. Many Funds are currently including market discount in taxable income as it accrues, however, certain Tax-Exempt Funds are not, and such Funds could be affected by the potential application of Section 451. Funds that apply the de minimis market discount rule could also be affected by the potential application of Section 451.
A Fund generally will be required to make distributions to shareholders representing the OID or market discount (if an election is made by the Fund to include market discount over the holding period of the applicable debt obligation, subject to the discussion above regarding Section 451 of the Code) on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund, and depending on market conditions and the credit quality of the bond, might not ever be received. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund. In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund receives no cash interest payment on the security during the year. A portion of the interest paid or accrued on certain high-yield discount obligations (such as high-yield corporate debt securities) may not (and interest paid on debt obligations owned by a Fund that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer, possibly affecting the cash flow of the issuer.
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If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as: (1) whether a Fund should recognize market discount on a debt obligation and, if so, (2) the amount of market discount the Fund should recognize, (3) when a Fund may cease to accrue interest, OID or market discount, (4) when and to what extent deductions may be taken for bad debts or worthless securities and (5) how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status and eligibility for treatment as a regulated investment company and does not become subject to U.S. federal income or excise tax.
Very generally, when a Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium – the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable interest income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, a Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require a Fund to reduce its tax basis and the tax-exempt interest available for exempt-interest dividends to shareholders by the amount of the amortized premium.
If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction, unless the option is subject to Section 1256 of the Code, described below. Some capital losses realized by a Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option granted by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.
Some regulated futures contracts, foreign currency contracts, and non-equity, listed options that may be used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as entirely ordinary income or loss as described below. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.
Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future U.S. Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% qualifying income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryover and thus cannot be deducted by the Fund or its shareholders in future years.
Offsetting positions held by a Fund involving certain derivative instruments, such as forward, futures and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting
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positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the applicable holding period requirements (as described below). Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The application of the straddle rules to certain offsetting Fund positions can therefore affect the amount, timing, and character of distributions to shareholders, and may result in significant differences from the amount, timing and character of distributions that would have been made by the Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.
If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.
The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.
If a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similar consequences may apply to repurchase and other derivative transactions. Similarly, to the extent that the Funds make distributions of income received by such Fund in lieu of tax-exempt interest with respect to securities on loan, such distributions will not constitute exempt-interest dividends (defined below) to shareholders.
In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as the “wash sale” rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.
Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, as well as any of its foreign currency transactions and hedging activities, are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify for treatment as a regulated investment company that is accorded special tax treatment.
Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements and certain commodity-linked investments, are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid fund-level tax. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in certain derivatives or commodity-linked transactions.
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Certain of the Funds employ a multi-manager approach in which the Investment Manager and one or more investment subadvisers each provide day-to-day portfolio management for a portion (or “sleeve”) of the Fund’s assets. Due to this multi-manager approach, certain of these Funds’ investments may be more likely to be subject to one or more special tax rules (including, but not limited to, wash sale, constructive sale, short sale, and straddle rules) that may affect the timing, character and/or amount of a Fund’s distributions to shareholders.
Any investment by a Fund in equity securities of a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction. Subject to any future regulatory guidance to the contrary, any Fund distribution of income attributable to qualified REIT dividends will ostensibly not qualify for the deduction that could be available to a non-corporate shareholder were the shareholder to own such REIT stock directly.
A Fund may invest directly or indirectly in residual interests in REMICs or equity interests in taxable mortgage pools (“TMPs”). Under an IRS notice, and U.S. Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT, a regulated investment company or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for certain tax-exempt shareholders, as noted under Tax-Exempt Shareholders below.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.
Some amounts received by a Fund from its investments in MLPs will likely be treated as returns of capital because of accelerated deductions available with respect to the activities of MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain from that asset (or, in later periods, if a Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow received by the Fund from the MLP), and the Fund must take such income into account in determining whether the Fund has satisfied its regulated investment company distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to borrow money or sell securities at the time. In addition, distributions attributable to gain from the sale of MLPs that are characterized as ordinary income under the Code’s recapture provisions will be taxable to Fund shareholders as ordinary income. Subject to any future regulatory guidance to the contrary, any Fund distribution of income attributable to qualified publicly traded partnership income from a Fund’s investment in an MLP, will ostensibly not qualify for the deduction that could be available to a non-corporate shareholder were the shareholder to own such MLP directly.
As noted above, certain of the ETFs and MLPs in which a Fund may invest qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement described earlier for qualification as a regulated investment company. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a Fund’s investment in that vehicle would be treated as an investment in a publicly traded partnership subject to taxation as a corporation, which would reduce the amount of income available for distribution by the vehicle to the Fund, and could adversely affect the Fund’s qualification for the asset diversification test, and thus could adversely affect the Fund’s ability to qualify as a regulated investment company for a particular year. In addition, as described above, the diversification requirement for regulated investment company qualification will limit a Fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the Fund’s total assets as of the end of each quarter of the Fund’s taxable year.
“Passive foreign investment companies” (“PFICs”) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as certain interest, dividends, rents and royalties, or capital gains) or at least 50% of their assets on average produce or are held for the production of such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain
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actually received by the Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of interests in PFICs may be characterized as ordinary income even though, absent the application of PFIC rules, these amounts may otherwise have been classified as capital gain.
A Fund will not be permitted to pass through to its shareholders any credit or deduction for these special taxes and interest charges incurred with respect to a PFIC. Elections may be available that would ameliorate these adverse tax consequences, but such elections would require a Fund to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Fund had sold and repurchased such interests on the last day of the Fund’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). The QEF and mark-to-market elections may require a Fund to recognize taxable income or gain without the concurrent receipt of cash and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments prematurely to meet the minimum distribution requirements described above, which also may accelerate the recognition of gain and adversely affect the Fund’s total return. Each Fund may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by a foreign corporation that, for its taxable year in which the dividend is paid or the preceding taxable year, is a PFIC will not be eligible to be treated as qualified dividend income, as defined below.
A U.S. person, including a Fund, who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock of a foreign corporation or 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. Generally, a CFC is a foreign corporation that is owned (directly, indirectly, or constructively determined by reference to complex ownership attribution rules under the Code) more than 50% (measured by voting power or value) by U.S. Shareholders.
Each Subsidiary of each of Alternative Beta Fund, MM Alternative Strategies Fund and Diversified Absolute Return Fund is expected to be a CFC in which the Fund owning the Subsidiary will be a U.S. Shareholder. If the Fund is a U.S. Shareholder, such Fund will be required to include in gross income for U.S. federal income tax purposes all of a CFC’s “subpart F income,” whether or not such income is actually distributed by the CFC. Subpart F income generally includes net gains from the disposition of stocks or securities, receipts with respect to securities loans, net gains from transactions (including futures, forward, and similar transactions) in commodities, and net payments received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. The Fund will take steps to ensure that the Fund’s income in respect of the Subsidiary will constitute qualifying income. The Subsidiary may be required to sell investments in order to make cash payments to the Fund, including at a time when it may be disadvantageous to do so. Please refer to the section entitled Taxation – The Subsidiary for further information.
In addition, if any income earned by a Subsidiary were treated as “effectively connected” with the conduct of a trade or business in the United States (“effectively connected income” or “ECI”), such income would be subject to both a so-called “branch profits tax” and a U.S. federal income tax at the rates applicable to U.S. corporations, at the entity level. If, for U.S. federal income tax purposes, a Subsidiary were to earn ECI in connection with its direct investment activities, a portion or all of the Subsidiary’s income would be subject to these U.S. taxes. The Funds that own one or more Subsidiaries expect that, in general, the activities of the Subsidiaries will be conducted in such a manner that they will not be treated as engaged in a U.S. trade or business, but there can be no assurance that the entity will not recognize any effectively connected income. The imposition of U.S. taxes on ECI could significantly reduce shareholders’ returns on their investments in a Fund owning a Subsidiary subject to such taxes. The Fund does not expect that income from any Subsidiary will be eligible to be treated as qualified dividend income. In addition, the Fund does not expect that distributions from any Subsidiary will be eligible for the dividends-received deduction.
In addition to the investments described above, prospective shareholders should be aware that other investments made by a Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, a Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.
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Taxation of Distributions
Except for exempt-interest dividends (defined below) paid by a Fund, distributions paid out of a Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. For U.S. federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her Fund shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.
For U.S. federal income tax purposes, distributions of investment income (except for exempt-interest dividends and qualified dividend income, each defined below) are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income. Distributions properly reported by a Fund as capital gain dividends (Capital Gain Dividends) will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will report Capital Gain Dividends, if any, in written statements furnished to its shareholders.
Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earns on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.
Sales and Exchanges of Fund Shares
Generally, if a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held (or is deemed to have held) such Fund shares for more than one year at the time of the sale or exchange, and short-term capital gain or loss otherwise.
If a shareholder incurs a sales charge in acquiring Fund shares and sells or exchanges those Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. This sales charge basis deferral rule shall apply only when a shareholder makes such new acquisition of Fund shares or shares of a different regulated investment company during the period beginning on the date the original Fund shares are disposed of and ending on January 31 of the calendar year following the calendar year the original Fund shares are disposed of. If a shareholder realizes a loss on a disposition of Fund shares, the loss generally will be disallowed under the “wash sale” rules to the extent that he or she purchases (including through the reinvestment of dividends) substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.
If a shareholder receives a Capital Gain Dividend or is deemed to receive a distribution of long-term capital gain with respect to any Fund share and such Fund share is held or treated as held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the Capital Gain Dividend or deemed long-term capital gain distribution. If Fund shares are sold at a loss after being held for six months or less, the loss will generally be disallowed to the extent of any exempt-interest dividends (defined below) received on those shares. However, this loss disallowance does not apply with respect to redemptions of Fund shares with a holding period beginning after December 22, 2010 if such Fund declares substantially all of its net tax-exempt income as exempt-interest dividends on a daily basis, and pays such dividends on at least a monthly basis (as would typically be the case for tax-exempt money market funds).
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Cost Basis Reporting
Each Fund (or the shareholder’s financial intermediary, if Fund shares are held through a financial intermediary) generally is required to report to shareholders and the IRS gross proceeds on the sale, redemption or exchange of Fund shares. In addition, for shares purchased, including shares purchased through dividend reinvestment, on or after January 1, 2012, the Funds (or the shareholder’s financial intermediary) generally are required to provide the shareholders and the IRS, upon the sale, redemption or exchange of Fund shares, with cost basis information about those shares as well as information about whether any gain or loss is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This reporting is not required for Fund shares held in a retirement or other tax-advantaged account. With respect to Fund shares in accounts held directly with a Fund, each Fund will calculate and report cost basis using the Fund’s default method of average cost, unless the shareholder instructs the Fund to use a different calculation method. A Fund will not report cost basis for shares whose cost basis is uncertain or unknown to the Fund. Please visit the Columbia Funds’ website at www.columbiathreadneedle.com/us or contact the Funds at 800.345.6611 for more information regarding average cost basis reporting and other available methods for cost basis reporting and how to select or change a particular method or to choose specific shares to sell, redeem or exchange. If a shareholder retains Fund shares through a financial intermediary, he or she should contact such financial intermediary to learn about the Fund’s cost basis reporting default method and the reporting elections available to his or her account. The Funds do not recommend any particular method of determining cost basis. The shareholder should consult a tax advisor to determine which available cost basis method is best. When completing U.S. federal and state income tax returns, shareholders should carefully review the cost basis and other information provided and make any additional basis, holding period or other adjustments that may be required.
Foreign Taxes
Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund with respect to foreign securities that the Fund has held for at least the minimum holding periods specified in the Code and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. In some cases, a Fund may also be eligible to pass through to its shareholders the foreign taxes paid by underlying funds (as defined below) in which it invests that themselves elected to pass through such taxes to their shareholders, see Special Tax Considerations Pertaining to Funds-of-Funds below.

Certain Funds may qualify for and make the election; however, even if a Fund qualifies for the election for any year, it may determine not to make the election for such year. If a Fund does not so qualify or qualifies but does not so elect, then shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid by or withheld from payments to the Fund. A Fund will notify its shareholders in written statements if it has elected for the foreign taxes paid by it to “pass through” for that year.
In general, if a Fund makes the election, the Fund itself will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund’s dividends-paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders generally shall include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction, provided that any applicable holding period and other requirements have been met. If a shareholder claims a credit for foreign taxes paid, in general, the credit will be subject to certain limits. A deduction for foreign taxes paid may be claimed only by shareholders that itemize their deductions. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-exempt accounts (including those who invest through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.
Special Tax Considerations Pertaining to Tax-Exempt Funds
If, at the close of each quarter of a regulated investment company’s taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from U.S. federal income tax under Section 103(a) of the Code, then the regulated investment company may qualify to pay “exempt-interest dividends” and pass through to its shareholders the tax-exempt character of its income from such obligations. Certain of the Funds intend to so qualify and are designed to provide shareholders with a high level of income in the form of exempt-interest dividends, which are generally exempt from U.S. federal income tax (each such qualifying Fund, a “Tax-Exempt Fund”). In some cases, a Fund may also be eligible to pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds (as defined below) in which it invests, see Special Tax Considerations Pertaining to Funds-of-Funds below.
Distributions by a Tax-Exempt Fund, other than those attributable to interest on the Tax-Exempt Fund’s tax-exempt obligations and properly reported as exempt-interest dividends, will be taxable to shareholders as ordinary income or long-term capital gain or, in some cases, could constitute a return of capital to shareholders. See Taxation of Distributions above. Each Tax-Exempt Fund will notify its shareholders in written statements of the portion of the distributions for the taxable year that constitutes
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exempt-interest dividends. The percentage of a shareholder’s income reported as tax-exempt for any particular distribution may be substantially different from the percentage of the Tax-Exempt Fund’s income that was tax-exempt during the period covered by the distribution. The deductibility of interest paid or accrued on indebtedness incurred by a shareholder to purchase or carry shares of a Tax-Exempt Fund may be limited. The portion of such interest that is non-deductible generally equals the amount of such interest times the ratio of a Tax-Exempt Fund’s exempt-interest dividends received by the shareholder to all of the Tax-Exempt Fund’s dividends received by the shareholder (excluding Capital Gain Dividends and any capital gains required to be included in the shareholder’s long-term capital gains in respect of capital gains retained by the Tax-Exempt Fund, as described earlier).
Although exempt-interest dividends are generally exempt from U.S. federal income tax, there may not be a similar exemption under the laws of a particular state or local taxing jurisdiction. Thus, exempt-interest dividends may be subject to state and local taxes ; however, each state-specific Tax-Exempt Fund generally invests at least 80% of its net assets in municipal bonds that pay interest that is exempt not only from U.S. federal income tax, but also from the applicable state’s personal income tax (but not necessarily local taxes or taxes of other states).
You should consult your tax advisor to discuss the tax consequences of your investment in a Tax-Exempt Fund. Tax-exempt interest on certain “private activity bonds” has been designated as a “tax preference item” and must be added back to taxable income for purposes of calculating U.S. federal alternative minimum tax (“AMT”). To the extent that a Tax-Exempt Fund invests in certain private activity bonds, its shareholders will be required to report that portion of the Tax-Exempt Fund’s distributions attributable to income from the bonds as a tax preference item in determining their U.S. federal AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Exempt Fund. Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Exempt Fund. Shareholders with questions or concerns about the U.S. federal AMT should consult their own tax advisors.
Ordinarily, a Tax-Exempt Fund relies on an opinion from the issuer’s bond counsel that interest on the issuer’s obligation will be exempt from U.S. federal income taxation. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the obligation to be taxable and could jeopardize a Tax-Exempt Fund’s ability to pay exempt-interest dividends. Similar challenges may occur as to state-specific exemptions. Also, from time to time legislation may be introduced or litigation may arise that would change the treatment of exempt-interest dividends. Such litigation or legislation may have the effect of raising the state or other taxes payable by shareholders on such dividends. Shareholders should consult their tax advisors for the current law on exempt-interest dividends.
A shareholder who receives Social Security or railroad retirement benefits should consult his or her tax advisor to determine what effect, if any, an investment in a Tax-Exempt Fund may have on the U.S. federal taxation of such benefits. Exempt-interest dividends are included in income for purposes of determining the amount of benefits that are taxable.
Special Tax Considerations Pertaining to Funds-of-Funds
Certain Funds (each such fund, a Fund-of-Funds) invest their assets primarily in shares of other mutual funds, ETFs or other companies that are regulated investment companies (collectively, underlying funds). Consequently, their income and gains will normally consist primarily of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, a Fund-of-Funds will not be able to benefit from those losses until (i) the underlying fund realizes gains that it can reduce by those losses, or (ii) the Fund-of-Funds recognizes its share of those losses (so as to offset distributions of capital gains from other underlying funds) when it disposes of shares of the underlying fund. Moreover, even when a Fund-of-Funds does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, a Fund-of-Funds will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund).
In addition, in certain circumstances, the “wash sale” rules may apply to sales of underlying fund shares by a Fund-of-Funds. As discussed above, a wash sale occurs if shares of an underlying fund are sold by a Fund-of-Funds at a loss and the Fund-of-Funds acquires additional shares of that same underlying fund within the period beginning 30 days before and ending 30 days after the date of the sale. The rules could defer losses of a Fund-of-Funds on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.
As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gain that a Fund-of-Funds will be required to distribute to shareholders will be greater than such amounts would have been had the Fund-of-Funds invested directly in the securities held by the underlying funds, rather than investing in shares of the
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underlying funds. For similar reasons, the character of distributions from a Fund-of-Funds (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction) will not necessarily be the same as it would have been had the Fund-of-Funds invested directly in the securities held by the underlying funds.
Depending on the percentage ownership of a Fund-of-Funds in an underlying fund before and after a redemption of underlying fund shares, the redemption of shares by the Fund-of-Funds of such underlying fund may cause the Fund-of-Funds to be treated as receiving a dividend in the full amount of the redemption proceeds instead of receiving a capital gain or loss on the redemption of shares of the underlying fund. This could be the case where a Fund-of-Funds holds a significant interest in an underlying fund that is not “publicly offered” (as defined in the Code) and redeems only a small portion of such interest. Dividend treatment of a redemption by a Fund-of-Funds would affect the amount and character of income required to be distributed by both the Fund-of-Funds and the underlying fund for the year in which the redemption occurred. It is possible that such a dividend would qualify as “qualified dividend income”; otherwise, it would be taxable as ordinary income and could cause shareholders of a Fund-of-Funds to recognize higher amounts of ordinary income than if the shareholders had held shares of the underlying fund directly.
If a Fund-of-Funds receives dividends from an underlying fund, and the underlying fund reports such dividends as “qualified dividend income,” as discussed below, then the Fund-of-Funds is permitted, in turn, to report a portion of its distributions as “qualified dividend income,” provided the Fund-of-Funds meets the holding period and other requirements with respect to shares of the underlying fund. If a Fund-of-Funds receives dividends from an underlying fund, and the underlying fund reports such dividends as eligible for the dividends-received deduction, then the Fund-of-Funds is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided the Fund-of-Funds meets the holding period and other requirements with respect to shares of the underlying fund.
If a Fund-of-Funds is a “qualified fund-of-funds” (a regulated investment company that invests at least 50% of its total assets in other regulated investment companies at the close of each quarter of its taxable year), it will be able to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any interest received on tax-exempt obligations in which it directly invests or any exempt-interest dividends it receives from underlying funds in which it invests. For further considerations pertaining to exempt-interest dividends, see Special Tax Considerations Pertaining to Tax-Exempt Funds above.
Further, if a Fund-of-Funds is a qualified fund-of-funds, it will be able to elect to pass through to its shareholders any foreign income and other similar taxes paid by the Fund-of-Funds or paid by an underlying fund in which the Fund-of-Funds invests that itself elected to pass such taxes through to shareholders, so that shareholders of the Fund-of-Funds will be eligible to claim a tax credit or deduction for such taxes, subject to applicable limitations. However, even if a Fund-of-Funds qualifies to make the election for any year, it may determine not to do so. For further considerations pertaining to foreign taxes paid by a Fund, see Foreign Taxes above.
Finally, a Fund-of-Funds generally must look through its 20 percent voting interest in a corporation, including an underlying fund, to the underlying assets thereof for purposes of the diversification test; special rules potentially provide limited relief from the application of this rule where the Fund-of-Funds is a qualified fund-of-funds.
U.S. Federal Income Tax
In general, “qualified dividend income” is income attributable to dividends received by a Fund from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the Fund's shareholders with respect to the Fund’s shares. If 95% or more of a Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than Capital Gain Dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date) and meet certain other requirements specified in the Code. In general, if less than 95% of a Fund’s gross income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and reported as such in a timely manner will be so treated in the hands of individual shareholders who meet the aforementioned holding period requirements. Qualified dividend income is taxable to individual shareholders at tax rates applicable to long-term capital gain. The rules regarding the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners. Fixed income funds typically do not distribute significant amounts of qualified dividend income.
The Code generally imposes a 3.8% net investment income tax on certain high-income individuals, trusts and estates. For individuals, the 3.8% tax applies to the lesser of (1) the amount (if any) by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” For this purpose, “net investment income”
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generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains (other than exempt-interest dividends) as described above, and (ii) any net gain recognized on the sale, redemption, exchange or other taxable disposition of Fund shares. Certain details of the implementation of the tax remain subject to future guidance. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.
Backup Withholding
Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, a percentage of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (1) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (TIN) or has not certified to the Fund that withholding does not apply or (2) the IRS notifies the Fund that the shareholder’s TIN is incorrect or the shareholder is otherwise subject to backup withholding. These backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends (defined above). This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future U.S. federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties.
Tax-Deferred Plans
The shares of a Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.
Corporate Shareholders
Subject to limitations and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. For information regarding eligibility for the dividends-received deduction of dividend income derived by an underlying fund in which a Fund-of-Funds invests, see Special Tax Considerations Pertaining to Funds-of-Funds above. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.
As discussed above, a portion of the interest paid or accrued on certain high-yield discount obligations that a Fund may own may not be deductible to the issuer. If a portion of the interest paid or accrued on these obligations is not deductible, that portion will be treated as a dividend. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.
Foreign Shareholders
For purposes of this discussion, “foreign shareholders” generally include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.
Distributions by a Fund made to foreign shareholders that are not “U.S. persons” within the meaning of the Code properly reported by a Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, (3) interest-related dividends or (4) exempt-interest dividends, each as defined above or below, generally are not subject to withholding of U.S. federal income tax. In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10%
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shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation.
If a Fund invests in a RIC that pays Capital Gain Dividends, short-term capital gain dividends, exempt-interest dividends, or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders (provided, in the case of exempt-interest dividends, that the Fund and the underlying RIC meet the requirements discussed in Special Tax Considerations Pertaining to Funds-of-Funds above).
A Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as a short-term capital gain or interest-related dividend. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.
Distributions by a Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends, exempt-interest dividends, and interest-related dividends (e.g., dividends attributable to foreign-source dividend and interest income, or to short-term capital gains or U.S. source interest income to which the exception from withholding description above does not apply) are generally subject to U.S. federal income tax withheld at a rate of 30% (or lower applicable treaty rate).
In general, a foreign shareholder is not subject to U.S. federal income tax and withholding on gains (and is not allowed a deduction for losses) realized on the disposition of shares of a Fund unless: (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of disposition and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (as described below).
Special rules apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below.
Generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other trade or business assets.
USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in REITs, may be a USRPHC. Interests in: (i) domestically controlled QIEs, including REITs and RICs that are QIEs, (ii) not-greater-than 10% interests in publicly traded classes of stock in REITs, and (iii) not-greater-than-5% interests in publicly traded classes of stock in RICs, generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE.
If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.
Moreover, if a Fund were a USRPHC or, very generally, had been one in the last five years, it would be required to withhold on amounts distributed to a greater-than-5% foreign shareholder to the extent such amounts would not be treated as a dividend, i.e., are in excess of the Fund’s current and accumulated “earnings and profits” for the applicable tax year. Such withholding generally is not required if the Fund is a domestically controlled QIE.
If a Fund is a QIE, under a special “look through” rule, any distributions by the Fund to a greater-than-5% foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) that are attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund will retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and will be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. income tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of a Fund.
Foreign shareholders of a Fund may also be subject to “wash sale” rules to prevent the avoidance of the foregoing tax-filing and payment obligations discussed above through the sale and repurchase of Fund shares.
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Foreign shareholders should consult their tax advisors and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in a Fund.
Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of a Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.
In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign shareholders should consult their tax advisors in this regard.
Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. In addition, additional considerations may apply to foreign trusts and foreign estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.
A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.
Tax-Exempt Shareholders
Each Fund serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code.
It is possible that a tax-exempt shareholder will also recognize UBTI if a Fund recognizes excess inclusion income (as described above) derived from direct or indirect investments in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”). Furthermore, any investment in residual interests of a collateralized mortgage obligation ("CMO") that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.
In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund to the extent that it recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund and the Fund recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which the IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. Each Fund has not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.
Tax Shelter Reporting Regulations
Under U.S. Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
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Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts
Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.
Other Reporting and Withholding Requirements
Sections 1471-1474 of the Code, and the U.S. Treasury Regulations and IRS guidance issued thereunder (collectively, “FATCA”), generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government, as described more fully below. If a shareholder of a Fund fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund is generally required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays, and on or after January 1, 2019, 30% of certain Capital Gain Dividends and gross proceeds of the sale, redemption or exchange of Fund shares it pays. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends, exempt-interest dividends, short-term capital gain dividends and interest-related dividends).
Payments to a shareholder will generally not be subject to FATCA withholding, provided the shareholder provides a Fund with such certifications, waivers or other documentation or information as the Fund requires, including, to the extent required, with regard to such shareholder’s direct and indirect owners, to establish the shareholder’s FATCA status and otherwise to comply with these rules. In order to avoid withholding, a shareholder that is a “foreign financial institution” (“FFI”) must either (i) become a “participating FFI” by entering into a valid U.S. tax compliance agreement with the IRS, (ii) qualify for an exception from the requirement to enter into such an agreement, for example by becoming a “deemed-compliant FFI,” or (iii) be covered by an applicable IGA between the United States and a non-U.S. government to implement FATCA and improve international tax compliance. In any of these cases, the investing FFI generally will be required to provide its Fund with appropriate identifiers, certifications or documentation concerning its status.
A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with applicable IGAs or other applicable law or regulation.
Prospective investors are urged to consult their tax advisors regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.
The Subsidiary
Each of Alternative Beta Fund, Diversified Absolute Return Fund and MM Alternative Strategies Fund (for purposes of this section, the “Fund”) intends to invest a portion of its assets in one or more Subsidiaries, each of which will be classified as a corporation for U.S. federal tax purposes. Foreign corporations, such as the Subsidiary, will generally not be subject to U.S. federal income tax unless it is deemed to be engaged in a United States trade or business. The Subsidiary intends to conduct its activities in a manner that is expected to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities for its own account without being deemed to be engaged in a United States trade or business. However, if certain of the Subsidiary’s activities were deemed not to be of the type described in the safe harbor, the activities of the Subsidiary might constitute a United States trade or business.
Even if the Subsidiary is not engaged in a United States trade or business, it will potentially be subject to a U.S. withholding tax at a rate of 30% on all or a portion of its United States source gross income that is not effectively connected with a United States trade or business.
The Subsidiary will be treated as a “controlled foreign corporation” for U.S. federal tax purposes. The Fund will be treated as a “U.S. Shareholder” of the Subsidiary. As a result, the Fund will be required to include in its gross income all of the Subsidiary’s “subpart F income”. It is expected that all of the Subsidiary’s income will be “subpart F income”. “Subpart F income” is generally treated as ordinary income. Under proposed regulations, the annual net income, if any, realized by the Subsidiary and treated as received by the Fund for U.S. federal income tax purposes will constitute qualifying income for purposes of the Fund’s qualification as a RIC under the Code only to the extent such net income is currently and timely distributed to the Fund. The Fund and the Subsidiary currently take steps, and will continue to take steps to ensure that the Fund’s income in respect of the Subsidiary will constitute qualifying income, including but not limited to by causing the Subsidiary to distribute cash to the Fund each year in an amount equal to the Subsidiary’s “subpart F income.” The Subsidiary may be required to sell investments in order to make such cash payments to the Fund, including at a time when it may be not advantageous to do so. Accordingly, any such cash payments may temporarily limit the Subsidiary’s or the Fund’s ability to pursue its respective investment strategy. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income of the Fund and generally is not
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permitted to be carried forward to offset income of the Subsidiary in future years. The recognition by the Fund of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will not be taxable to the extent of its previously undistributed “subpart F income”, and will reduce the Fund’s tax basis in the Subsidiary.
In order to qualify for the special tax treatment accorded to RICs under the Code, the Fund must satisfy a 90% gross income requirement and an asset diversification requirement. These requirements are not applicable to the Subsidiary. For purposes of the asset diversification requirement, the Fund will limit its investment in the Subsidiary in the aggregate to 25% or less of the Fund's total assets as of the end of every quarter of its taxable year; the asset diversification requirement applies to the Fund's interest in the Subsidiary but not to the Subsidiary's investments.
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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
Management Ownership
As of March 31, 2018, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of each Fund, except as set forth in the table below:
Fund	Class	Percentage of Class Beneficially Owned
Adaptive Risk Allocation Fund	Class Inst2	8.64%
Alternative Beta Fund	Class Inst2	64.58%
MM Directional Alternative Strategies Fund	Class A	1.63%
Multi-Asset Income Fund	Class Inst	49.97%
Principal Shareholders and Control Persons
The tables below identify the names, address and ownership percentage of each person who owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares (Principal Holders) or 25% or more of a Fund’s outstanding shares (Control Persons). A shareholder who beneficially owns more than 25% of a Fund’s shares is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. A shareholder who beneficially owns more than 50% of a Fund’s outstanding shares may be able to approve proposals, or prevent approval of proposals, without regard to votes by other Fund shareholders. Additional information about Control Persons, if any, is provided following the tables. The information provided for each Fund is as of a date no more than 30 days prior to the date of filing a post-effective amendment to the applicable Trust’s registration statement with respect to such Fund.
The information provided for each Fund is as of the date indicated in the table below, and certain share classes may have changed since such date as follows. Effective March 27, 2017, Class W shares were renamed and re-designated as Class T shares, which have no relation to, or connection with, Class T shares existing on January 23, 2017 (now known as Class V shares). Also effective March 27, 2017, shares held by Class I shareholders were exchanged for Class Y shares of the same Fund in a tax-free transaction with no impact on the fees and expenses paid by shareholders. Effective July 17, 2017, Class B shares and Class F shares (except those shares representing the Investment Manager's initial capital) automatically converted to Class A shares and Class E shares, respectively, and effective on August 4, 2017, all remaining Class B shares and Class F shares (the Investment Manager's initial capital) were redeemed. Effective November 1, 2017, Class R4 shares were renamed as Class Adv shares, Class R5 shares were renamed as Class Inst2 shares, Class Y shares were renamed as Class Inst3 shares, and Class Z shares were renamed as Class Inst shares. Effective March 9, 2018, shares held by Class K shareholders were exchanged for Class Adv shares of the same Fund in a tax-free transaction with no impact on the fees and expenses paid by shareholders.
Funds with Fiscal Period Ending January 31:
Except as otherwise indicated, the information below is as of April 30, 2017:
Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
Diversified Real Return Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class A	11.84%	88.60% (a)
		Class C	16.49%
		Class R4	100.00%
		Class R5	100.00%
		Class T	100.00%
		Class Y	100.00%
		Class Z	99.24%
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class A	66.59%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class A	7.16%	N/A
		Class C	83.51%
	WELDON L WEBER III 6226 GEORGIA DR CORPUS CHRISTI TX 78414-3664	Class A	5.87%	N/A
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Funds with Fiscal Period Ending March 31:
Except as otherwise indicated, the information below is as of June 30, 2017:
Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
MM Growth Strategies Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	99.98%	100.00%
		Class Z	100.00%
Pacific/Asia Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	34.28%	N/A
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class T	100.00%	83.65% (a)
	JPMCB NA AS CUST FOR THE SC529 PLAN COLUMBIA MODERATE 529 PORTFOLIO 14201 N DALLAS PARKWAY FL 13 DALLAS TX 75254-2916	Class Z	57.26%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Y	19.21%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Y	49.05%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Y	27.02%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF IT CUSTOMER 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class Z	31.45%	N/A
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C	24.36%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class C	5.58%	N/A
		Class R4	44.63%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class A	25.05%	N/A
		Class C	10.65%
		Class R4	50.93%
	STATE STREET BK & TR IRA JACK C MASSEY 4370 OLIVE BRANCH RD GREENWOOD IN 46143-9667	Class C	6.21%	N/A
	STATE STREET BK & TR ROLLOVER IRA SHERRIE S HARRIS 7234 SHELBYVILLE RD INDIANAPOLIS IN 46259-9721	Class C	5.53%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	6.33%	N/A
		Class C	18.92%
Statement of Additional Information – May 1, 2018	222

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
Select Large Cap Growth Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	10.67%	N/A
		Class C	8.18%
		Class T	99.04%
		Class Z	12.37%
	ASCENSUS TRUST COMPANY FBO RELIANCE SOLUTIONS 401(K) SAVINGS P PO BOX 10758 FARGO ND 58106-0758	Class R	20.71%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class R5	5.69%	N/A
	COLUMBIA THERMOSTAT FUND ATTN STEVEN SWINHART 225 FRANKLIN ST FL 25 BOSTON MA 02110-2888	Class Y	9.46%	N/A
	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	Class R	11.88%	N/A
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	Class Z	10.87%	N/A
	FIIOC FBO PBK ARCHITECTS INC 401K PROFIT SHARING PLAN & TRUST 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	Class R4	5.82%	N/A
	GREAT-WEST TRUST COMPANY LLC TTEE F RECORDKEEPING VARIOUS BENEFIT PL NY C/O MUTUAL FUND TRADING 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5002	Class R	14.18%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Y	16.53%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Y	37.09%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Y	18.92%	N/A
	JPMCB NA CUST FOR COLUMBIA GLOBAL STRATEGIC EQUITY PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Y	5.32%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF IT CUSTOMER 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class A	5.47%	N/A
		Class C	14.89%
		Class Z	34.31%
Statement of Additional Information – May 1, 2018	223

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	MID ATLANTIC TRUST COMPANY FBO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class R	10.27%	N/A
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class A	6.14%	N/A
		Class C	17.37%
		Class Z	11.51%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	49.32%	N/A
		Class C	32.01%
		Class R4	33.28%
		Class R5	80.48%
		Class Y	5.31%
	NATIONWIDE TRUST COMPANY/FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	Class R5	8.67%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R4	33.64%	N/A
	RELIANCE TRUST CO CUST FBO PO BOX 48529 ATLANTA GA 30362-1529	Class R	19.81%	N/A
	UBS WM USA SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	5.38%	N/A
	VANGUARD FDUCIARY TRUST CO PO BOX 2600 VM 613 ATTN: OUTSIDE FUNDS VALLEY FORGE PA 19482-2600	Class R4	15.76%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	6.17%	N/A
		Class Z	5.07%
Funds with Fiscal Period Ending April 30:
Except as otherwise indicated, the information below is as of July 31, 2017:
Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
Bond Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	13.64%	N/A
		Class C	23.89%
	ASCENSUS TRUST COMPANY FBO PO BOX 10758 FARGO ND 58106-0758	Class A	6.05%	N/A
		Class C	22.76%
		Class R	61.36%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class B	100.00%	N/A (a)
		Class T	100.00%
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class A	7.75%	N/A
		Class C	5.10%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class A	29.64%	74.74%
		Class C	6.76%
		Class V	21.37%
		Class Y	99.27%
		Class Z	82.87%
Statement of Additional Information – May 1, 2018	224

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	MID ATLANTIC TRUST COMPANY FBO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class R	38.63%	N/A
		Class R5	7.89%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	6.36%	N/A
		Class C	7.16%
		Class R4	32.59%
		Class R5	80.16%
	TAYNIK & CO C/O INVESTORS BANK & TRUST CO 1200 CROWN COLONY DR CC10313 QUINCY MA 02169-0938	Class R4	59.18%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	10.22%	N/A
Corporate Income Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	16.92%	N/A
		Class C	31.13%
		Class T	98.04%
		Class Z	23.88%
	BAND & CO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	Class Z	22.17%	N/A
	CBNA AS CUSTODIAN FBO JOHN B RYAN EES 401(K) PLAN & TRUS 6 RHOADS DR STE 7 UTICA NY 13502-6317	Class R5	5.10%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class A	23.41%	N/A
		Class R5	37.48%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class B	100.00%	47.82% (a)
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	Class A	7.11%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Y	5.16%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Y	6.75%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Y	30.52%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Y	10.88%	N/A
Statement of Additional Information – May 1, 2018	225

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Y	23.34%	N/A
	JPMCB NA CUST FOR COLUMBIA INCOME BUILDER FUND 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Y	21.76%	N/A
	JPMCB NA CUST FOR SC529 PLAN COLUMBIA COLLEGE 529 PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Z	11.03%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class A	6.66%	N/A
		Class C	8.81%
		Class Z	28.77%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C	5.79%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class C	10.37%	N/A
		Class R4	9.44%
		Class R5	16.85%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class C	10.20%	N/A
		Class R4	40.61%
		Class R5	27.31%
	TAYNIK & CO C/O INVESTORS BANK & TRUST CO 1200 CROWN COLONY DR CC10313 QUINCY MA 02169-0938	Class R4	48.08%	N/A
	TD AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	Class R5	7.62%	N/A
	UBS WM USA SPEC CDY A/C EXCL BEN CUST 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	5.56%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	5.17%	N/A
		Class C	6.56%
MM Directional Alternative Strategies Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	98.85%	100.00%
		Class Z	100.00%
Multi-Asset Income Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class A	32.91%	N/A
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class R5	75.56%	96.15% (a)
		Class T	100.00%
Statement of Additional Information – May 1, 2018	226

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	JAMES C CHERON PATRICIA B CHERON 4608 REBECCA BLVD METAIRIE LA 70003-7624	Class Z	7.07%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Y	11.00%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Y	6.66%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Y	38.15%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Y	14.75%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Y	28.14%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class A	13.73%	N/A
		Class C	16.32%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	9.22%	N/A
		Class C	5.43%
		Class R4	65.92%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class A	23.13%	N/A
		Class C	20.54%
		Class R4	29.72%
		Class R5	24.44%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS HOUSE ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class A	9.13%	N/A
		Class C	48.71%
		Class Z	9.88%
	STATE STREET BK & TR IRA DOUGLAS A HACKER 18172 LAGOS WAY NAPLES FL 34110-2762	Class Z	53.73%	N/A
	STATE STREET BK & TR IRA JEFFREY L KNIGHT 15 SYLVAN LN WESTON MA 02493-1027	Class Z	23.58%	N/A
	STATE STREET BK & TR IRA JOHN D HARRIS 13410 CASTLECOMBE DR HOUSTON TX 77044-4951	Class A	9.25%	N/A
Small Cap Value Fund I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	7.44%	N/A
		Class C	9.63%
Statement of Additional Information – May 1, 2018	227

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	CAPITAL BANK & TRUST CO TRUSTEE FBO C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	83.16%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class A	6.62%	N/A
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class B	100.00%	N/A (a)
	FIIOC FBO 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	Class R5	5.06%	N/A
	JPMCB NA CUST FOR COLUMBIA INCOME BUILDER FUND 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Y	92.09%	N/A
	LINCOLN RETIREMENT SERVICES CO FBO PO BOX 7876 FORT WAYNE IN 46801-7876	Class Z	7.90%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	7.31%	N/A
	MATRIX TRUST COMPANY CUST FBO 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R	6.53%	N/A
		Class R5	12.76%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class A	6.69%	N/A
		Class Z	42.57%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C	15.77%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	8.48%	N/A
		Class C	8.56%
		Class R4	43.26%
		Class R5	32.97%
		Class Z	9.90%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class A	5.35%	N/A
		Class C	11.07%
		Class R4	47.02%
	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE P O BOX 1979 835 N RUSH ST CHICAGO IL 60611-2030	Class Y	5.58%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS HOUSE ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	7.83%	N/A
Statement of Additional Information – May 1, 2018	228

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	SHAPIRO BUCHMAN PROVINE BROTHERS TT BUCHMAN PROVINE BROS AND SMITH LLP C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	6.59%	N/A
	TIAA FSB CUST/TTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	Class R5	35.27%	N/A
		Class Z	15.35%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	5.29%	N/A
		Class C	13.97%
Total Return Bond Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	83.76%	35.30%
		Class C	42.95%
		Class T	99.80%
		Class Z	13.99%
	ASCENSUS TRUST COMPANY FBO PO BOX 10758 FARGO ND 58106-0758	Class R	17.66%	N/A
	CAPITAL BANK & TRUST CO TRUSTEE FBO C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	18.22%	N/A
		Class R5	18.05%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class R4	39.01%	N/A
		Class R5	11.86%
		Class Z	8.23%
	CHRISTINA PFLEIDER & TOM PFLEIDER T FBO META DYNAMIC INC 401K PSP C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	8.87%	N/A
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class B	100.00%	N/A (a)
	COLUMBIA THERMOSTAT FUND ATTN STEVEN SWINHART 225 FRANKLIN ST FL 25 BOSTON MA 02110-2888	Class Y	36.39%	N/A
	FIIOC FBO 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	Class R4	26.23%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Y	7.45%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Y	46.65%	N/A
	JPMCB NA CUST FOR SC529 PLAN COLUMBIA COLLEGE 529 PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Z	18.68%	N/A
Statement of Additional Information – May 1, 2018	229

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	MATRIX TRUST COMPANY CUST FBO 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R	20.60%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class C	5.46%	N/A
		Class R	11.91%
		Class Z	37.07%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C	21.75%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class R	9.04%	N/A
		Class R4	11.32%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class C	6.37%	N/A
		Class R4	15.70%
		Class R5	32.75%
	RELIANCE TRUST COMPANY FBO PO BOX 28004 ATLANTA GA 30358-0004	Class R5	6.99%	N/A
	WELLS FARGO BANK FBO 1525 W W T HARRIS BLVD CHARLOTTE NC 28262-8522	Class K	98.37%	N/A
		Class R5	16.38%
U.S. Treasury Index Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	6.75%	N/A
		Class C	31.34%
		Class T	99.19%
		Class Z	8.22%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class B	100.00%	53.82% (a)
	COLUMBIA THERMOSTAT FUND ATTN STEVEN SWINHART 225 FRANKLIN ST FL 25 BOSTON MA 02110-2888	Class Y	32.11%	N/A
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	Class C	6.20%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Y	12.75%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Y	6.87%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Y	22.98%	N/A
Statement of Additional Information – May 1, 2018	230

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Y	19.42%	N/A
	JPMCB NA CUST FOR SC529 PLAN COLUMBIA COLLEGE 529 PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Z	60.56%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	5.13%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class A	48.89%	N/A
		Class R5	86.29%
		Class Z	10.58%
	MID ATLANTIC TRUST COMPANY FBO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class A	5.16%	N/A
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C	6.58%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class C	5.33%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS HOUSE ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	18.22%	N/A
	UBS WM USA SPEC CDY A/C EXCL BEN CUST 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	8.37%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	10.62%	N/A
Funds with Fiscal Period Ending May 31:
Except as otherwise indicated, the information below is as of August 31, 2017:
Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
Adaptive Risk Allocation Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	65.94%	89.76%
		Class C	67.85%
		Class T	99.83%
		Class Z	93.69%
	CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class R4	29.57%	N/A
		Class R5	25.01%
Statement of Additional Information – May 1, 2018	231

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class K	100.00%	N/A (a)
		Class Y	100.00%
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class A	6.18%	N/A
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class A	7.68%	N/A
		Class C	7.45%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	6.14%	N/A
		Class R	94.70%
		Class R4	23.52%
		Class R5	39.03%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R4	44.68%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class R5	31.37%	N/A
Alternative Beta Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	95.38%	96.01%
		Class C	86.89%
		Class T	98.54%
		Class Z	99.86%
	CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class R5	78.12%	N/A
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class R	100.00%	N/A (a)
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Y	19.99%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Y	19.99%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Y	19.99%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Y	19.99%	N/A
Statement of Additional Information – May 1, 2018	232

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Y	19.99%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class C	7.63%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R4	95.48%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class R5	20.59%	N/A
Diversified Absolute Return Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	89.09%	N/A
		Class T	88.85%
		Class Z	22.45%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class A	9.88%	97.56% (a)
		Class C	70.11%
		Class R4	100.00%
		Class R5	100.00%
		Class T	11.15%
	DONNA C KNIGHT & JEFFREY L KNIGHT TTEES DONNA C KNIGHT LIVING TRUST 15 SYLVAN LN WESTON MA 02493-1027	Class Z	39.59%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Y	8.98%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Y	5.09%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Y	32.01%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Y	11.76%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Y	26.66%	N/A
	JPMCB NA CUST FOR COLUMBIA GLOBAL OPPORTUNITIES FUND 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Y	13.95%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Z	36.21%	N/A
Statement of Additional Information – May 1, 2018	233

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	STATE STREET BK & TR IRA JUSTIN D PITTMAN 1623 EUCLID AVE JOPLIN MO 64801-1308	Class C	29.89%	N/A
Dividend Income Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	14.58%	N/A
		Class C	16.42%
		Class T	95.15%
		Class Z	18.69%
	CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class A	7.07%	N/A
		Class R5	21.64%
		Class V	8.17%
		Class Z	7.88%
	DCGT AS TTEE AND /OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	Class R	6.34%	N/A
	EQUITABLE LIFE FOR SA NO65 ON BEHALF OF VARIOUS 401K EXPEDITER PLANS 1290 AVENUE OF THE AMERICAS NEW YORK NY 10104-0101	Class R	54.02%	N/A
	GREAT WEST TRUST CO FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	Class R4	6.98%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	5.30%	N/A
		Class Z	5.21%
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class A	9.86%	N/A
		Class C	12.62%
		Class R	10.34%
		Class R4	6.12%
		Class V	17.40%
		Class Y	73.28%
		Class Z	7.46%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C	11.73%	N/A
		Class Z	5.09%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	20.65%	N/A
		Class C	8.47%
		Class R4	40.58%
		Class R5	21.23%
		Class Y	9.23%
		Class Z	16.76%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class A	5.58%	N/A
		Class C	7.19%
		Class R4	22.92%
	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST ROBERT WOOD JOHNSON HOSPITAL 379 CAMPUS DRIVE SOMERSET NJ 08873-1161	Class R5	6.74%	N/A
Statement of Additional Information – May 1, 2018	234

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	9.99%	N/A
		Class Z	15.30%
	RELIANCE TRUST CO CUST FBO MASSMUTUAL OMNIBUS PO BOX 48529 ATLANTA GA 30362-1529	Class R5	12.60%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class R5	7.02%	N/A
	UBS WM USA SPEC CDY A/C EXCL BEN CUST 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	6.81%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	11.27%	N/A
HY Municipal Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	28.06%	N/A
		Class C	24.68%
		Class Z	7.40%
	CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class A	6.31%	N/A
		Class R5	17.18%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class Y	43.18%	N/A (a)
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class A	8.59%	48.02%
		Class C	6.72%
		Class Z	61.31%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class A	14.76%	N/A
		Class C	12.36%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	6.43%	N/A
		Class R4	47.76%
		Class R5	35.38%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R4	51.34%	N/A
		Class R5	45.58%
		Class Y	56.74%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class A	9.49%	N/A
		Class C	18.59%
Statement of Additional Information – May 1, 2018	235

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	UBS WM USA SPEC CDY A/C EXCL BEN CUST 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	6.76%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	6.53%	N/A
		Class C	18.50%
Funds with Fiscal Period Ending July 31:
Except as otherwise indicated, the information below is as of September 30, 2017:
Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
AMT-Free OR Intermediate Muni Bond Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	8.10%	N/A
		Class C	17.44%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class A	10.69%	N/A
		Class Inst2	70.69%
		Class Inst	14.22%
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	Class A	36.98%	N/A
		Class C	10.80%
		Class Inst3	99.66%
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF IT S CUSTOM 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class C	7.62%	N/A
		Class Inst	8.55%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C	18.75%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	6.83%	N/A
		Class Adv	11.16%
		Class Inst2	5.73%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	87.25%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class A	6.23%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	23.44%	N/A
	UBS WM USA SPEC CDY A/C EXCL BEN 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class A	7.27%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	12.78%	N/A
		Class C	29.49%
Statement of Additional Information – May 1, 2018	236

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
Large Cap Growth Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	63.58%	37.84%
		Class C	35.32%
		Class T	99.67%
		Class Inst	13.72%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class K	84.10%	N/A
		Class Adv	7.00%
		Class Inst2	81.98%
		Class Inst	8.12%
	FIIOC FBO 100 MAGELLAN WAY #KW1C COVINGTON KY 41015-1987	Class Inst2	5.97%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION AGGRESSIVE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	5.13%	N/A (a)
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	15.47%	N/A (a)
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	5.54%	N/A (a)
	JPMCB NA CUST FOR COLUMBIA GLOBAL STRATEGIC EQUITY PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	5.70%	N/A (a)
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF IT S CUSTOM 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class C	6.26%	N/A
		Class R	84.28%
		Class Adv	10.86%
		Class V	24.37%
		Class Inst3	55.09%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C	6.64%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class Adv	56.93%	N/A
		Class Inst	7.58%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	7.68%	N/A
	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO 1 LINCOLN ST BOSTON MA 02111-2901	Class Adv	8.92%	N/A
	UBS WM USA SPEC CDY A/C EXCL BEN 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	8.60%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	7.33%	N/A
		Class K	11.01%
Statement of Additional Information – May 1, 2018	237

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
Tax-Exempt Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	47.82%	39.90%
		Class C	45.04%
		Class Inst	11.76%
	CATHAY LIFE INSURANCE CO LTD 296 JEN-AI ROAD SEC. 4 TAIPEI, 106 TAIWAN R.O.C	Class Inst	15.19%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst2	26.88%	N/A
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	Class A	11.92%	N/A
		Class Inst3	98.11%
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF IT S CUSTOM 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class C	8.35%	N/A
		Class Inst	39.02%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C	6.60%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class Adv	46.20%	N/A
		Class Inst2	22.30%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	50.42%	N/A
		Class Inst2	30.79%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	7.46%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	19.59%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	5.28%	N/A
		Class C	9.07%
U.S. Social Bond Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	23.75%	N/A
		Class C	46.93%
		Class Inst	14.96%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class Adv	100.00%	54.89% (a)
		Class Inst	68.28%
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	Class C	8.71%	N/A
		Class Inst3	98.15%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class A	45.10%	N/A
		Class C	19.58%
Statement of Additional Information – May 1, 2018	238

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	10.20%	N/A
		Class Inst2	92.63%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Inst2	6.46%	N/A
	UBS WM USA SPEC CDY A/C EXCL BEN 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class A	8.39%	N/A
		Class C	11.79%
	WELLS FARGO BANK FBO 1525 W W T HARRIS BLVD CHARLOTTE NC 28262-8522	Class Inst	5.61%	N/A
Ultra Short Term Bond Fund	JPMCB NA AS CUSTODIAN FOR THE SC529 PLAN COLUMBIA CONSERVATIVE 529 PORT 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Shares	9.97%	N/A (a)
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF IT S CUSTOM 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Shares	89.71%	89.71%
Funds with Fiscal Period Ending August 31:
Except as otherwise indicated, the information below is as of November 30, 2017:
Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
Balanced Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE MINNEAPOLIS MN 55402-2405	Class A	47.92%	36.64%
		Class C	44.53%
		Class Inst	33.88%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class A	6.79%	N/A
		Class Inst2	12.26%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class T	100.00%	N/A (a)
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	Class Inst3	19.95%	N/A
	FIIOC FBO 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	Class R	5.60%	N/A
	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class K	32.75%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Inst	5.71%	N/A
Statement of Additional Information – May 1, 2018	239

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class C	5.42%	N/A
		Class Inst	15.36%
		Class Inst3	9.57%
		Class R	30.61%
	MID ATLANTIC TRUST COMPANY FBO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class Inst3	14.67%	N/A
		Class R	5.80%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C	8.03%	N/A
		Class Inst	7.59%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	14.85%	N/A
		Class Adv	58.54%
		Class Inst2	39.36%
		Class Inst3	9.85%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	29.52%	N/A
		Class C	6.56%
		Class Inst2	8.53%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	7.70%	N/A
		Class Inst	7.85%
	RELIANCE TRUST COMPANY FBO PO BOX 48529 ATLANTA GA 30362-1529	Class Inst3	11.48%	N/A
	STATE STREET BANK FBO 1 LINCOLN ST BOSTON MA 02111-2901	Class Inst3	9.07%	N/A
		Class R	36.81%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	13.13%	N/A
	WELLS FARGO BANK FBO 1525 W W T HARRIS BLVD CHARLOTTE NC 28262-8522	Class Inst2	11.39%	N/A
		Class K	66.44%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	13.70%	N/A
		Class Inst	7.84%
Contrarian Core Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE MINNEAPOLIS MN 55402-2405	Class A	43.31%	N/A
		Class C	28.61%
		Class Inst	18.61%
		Class T	99.67%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst	11.42%	N/A
		Class Inst2	14.67%
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	Class Inst3	13.45%	N/A
	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	Class K	97.58%	N/A
Statement of Additional Information – May 1, 2018	240

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	JPMCB NA AS CUSTODIAN FOR THE SC529 PLAN COLUMBIA CONSERVATIVE 529 PORT 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst	5.87%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	7.03%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	5.25%	N/A
		Class Inst	7.83%
	MASSACHUSETTS MUTUAL LIFE INS CO 1295 STATE ST MIP M200-INVST SPRINGFIELD MA 01111-0001	Class R	7.69%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class A	7.71%	N/A
		Class C	8.10%
		Class Inst	7.10%
		Class Inst3	38.68%
		Class R	19.75%
		Class V	28.35%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C	10.35%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	10.37%	N/A
		Class Adv	47.64%
		Class C	8.13%
		Class Inst	9.56%
		Class Inst2	45.32%
		Class Inst3	18.88%
	NATIONWIDE TRUST COMPANY FSB FBO PARTICIPATING RETIREMENT PLANS NTC-PLNS C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	Class Inst2	16.45%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	20.15%	N/A
		Class C	7.76%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	7.55%	N/A
		Class Inst	5.67%
	SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WEST DES MOINES IA 50266-5911	Class R	35.75%	N/A
	STANDARD INSURANCE COMPANY 1100 SW 6TH AVE PORTLAND OR 97204-1093	Class Adv	6.17%	N/A
	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	Class C	6.09%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	10.72%	N/A
Statement of Additional Information – May 1, 2018	241

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
Disciplined Small Core Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE MINNEAPOLIS MN 55402-2405	Class A	18.07%	N/A
		Class C	19.03%
		Class Inst	12.38%
		Class T	99.21%
	ASCENSUS TRUST COMPANY FBO PO BOX 10758 FARGO ND 58106-0758	Class Adv	42.68%	N/A
		Class Inst2	29.57%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst	5.47%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION AGGRESSIVE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	21.95%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	20.89%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE CONSERVATIVE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	11.25%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	41.49%	N/A
	MATRIX TRUST COMPANY FBO PO BOX 52129 PHOENIX AZ 85072-2129	Class Inst	15.94%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class A	20.43%	N/A
		Class C	11.42%
		Class Inst	29.96%
		Class V	26.83%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C	7.17%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	10.46%	N/A
		Class Adv	28.65%
		Class C	10.97%
		Class Inst	8.95%
		Class Inst2	6.90%
		Class V	6.04%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class A	6.44%	N/A
		Class Adv	23.68%
		Class C	10.98%
		Class Inst2	44.90%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	14.08%	N/A
Statement of Additional Information – May 1, 2018	242

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	UBS WM USA SPEC CDY A/C EXCL BEN CUST 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class Inst	5.49%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	19.09%	N/A
Emerging Markets Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE MINNEAPOLIS MN 55402-2405	Class A	71.40%	N/A
		Class C	42.73%
		Class Inst	25.66%
		Class T	98.38%
	ASCENSUS TRUST COMPANY FBO PO BOX 10758 FARGO ND 58106-0758	Class Inst2	16.51%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Adv	67.63%	N/A
		Class Inst	22.66%
	COMERICA BANK FBO CALHOUN PO BOX 75000 MSC 3446 DETROIT MI 48275-0001	Class Inst	20.44%	N/A
	JOHN RITUCCI TTEE FBO TRI STATE TRUCK CENTER 401K C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	5.66%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION AGGRESSIVE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	7.03%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	15.02%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	6.01%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class Adv	12.59%	32.48%
		Class Inst	6.32%
		Class Inst3	60.29%
		Class R	65.56%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class Adv	11.65%	N/A
		Class Inst2	66.78%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class C	5.34%	N/A
		Class Inst2	5.49%
		Class K	42.90%
Statement of Additional Information – May 1, 2018	243

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	15.35%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	6.83%	N/A
		Class K	53.89%
Global Dividend Opportunity Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE MINNEAPOLIS MN 55402-2405	Class A	5.34%	N/A
		Class C	12.65%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class A	9.21%	N/A
		Class C	8.83%
		Class Inst	6.99%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class T	100.00%	N/A (a)
	FIIOC FBO 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	Class Adv	75.78%	N/A
		Class R	5.43%
	JPMCB NA CUST FOR COLUMBIA GLOBAL STRATEGIC EQUITY PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	61.02%	N/A
	JPMCB NA CUST FOR COLUMBIA INCOME BUILDER FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	36.82%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	10.39%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class A	6.99%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	7.79%	N/A
		Class Adv	8.26%
		Class C	5.49%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class A	6.89%	N/A
		Class C	5.74%
		Class Inst2	30.02%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	7.52%	N/A
	RELIANCE TRUST COMPANY FBO PO BOX 48529 ATLANTA GA 30362-1529	Class R	85.93%	N/A
Statement of Additional Information – May 1, 2018	244

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	STATE STREET BANK FBO 1 LINCOLN ST BOSTON MA 02111-2901	Class Adv	10.78%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	69.53%	N/A
	UBS WM USA SPEC CDY A/C EXCL BEN CUST 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	12.96%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	5.68%	N/A
Global Energy and Natural Resources Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE MINNEAPOLIS MN 55402-2405	Class A	65.46%	28.23%
		Class C	29.05%
		Class Inst	10.59%
	ASCENSUS TRUST COMPANY FBO PO BOX 10758 FARGO ND 58106-0758	Class Inst2	15.08%	N/A
	CAPITAL BANK & TRUST COMPANY TTEE F 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	6.38%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst	32.02%	N/A
		Class Inst2	18.69%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class K	41.33%	N/A (a)
	HARTFORD LIFE INS. CO. SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	Class R	14.22%	N/A
	JPMCB NA CUST FOR COLUMBIA GLOBAL STRATEGIC EQUITY PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	95.73%	N/A
	MASSACHUSETTS MUTUAL LIFE INS CO 1295 STATE ST MIP M200-INVST SPRINGFIELD MA 01111-0001	Class R	34.77%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class Adv	9.01%	N/A
		Class C	6.77%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C	8.53%	N/A
		Class Inst	5.98%
Statement of Additional Information – May 1, 2018	245

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class Inst	13.87%	N/A
		Class Inst2	49.48%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	85.45%	N/A
		Class C	9.20%
		Class K	58.67%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	18.62%	N/A
	STATE STREET BANK FBO 1 LINCOLN ST BOSTON MA 02111-2901	Class R	14.52%	N/A
	TD AMERITRADE TRUST COMPANY ATTN HOUSE PO BOX 17748 DENVER CO 80217-0748	Class Inst2	5.32%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	9.12%	N/A
		Class Inst	5.74%
Global Technology Growth Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE MINNEAPOLIS MN 55402-2405	Class A	12.39%	N/A
		Class C	15.49%
		Class Inst	20.69%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class A	19.86%	N/A
		Class C	7.48%
		Class Inst2	14.22%
	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	Class Inst3	9.07%	N/A
	FIIOC FBO 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	Class Adv	7.81%	N/A
		Class Inst2	8.16%
		Class Inst3	5.37%
	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class Inst2	6.93%	N/A
	JPMCB NA CUST FOR COLUMBIA GLOBAL STRATEGIC EQUITY PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	76.10%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class A	7.20%	N/A
		Class Inst	16.89%
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class A	7.72%	N/A
		Class C	16.36%
		Class Inst	30.79%
Statement of Additional Information – May 1, 2018	246

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C	12.90%	N/A
		Class Inst	5.67%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	12.05%	N/A
		Class Adv	25.81%
		Class Inst2	13.55%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class A	10.10%	N/A
		Class Adv	45.51%
		Class C	8.47%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	6.23%	N/A
	STATE STREET BANK FBO 1 LINCOLN ST BOSTON MA 02111-2901	Class Adv	5.82%	N/A
	T ROWE PRICE TRUST CO TTEE FBO RETIREMENT PLAN CLIENTS PO BOX 17215 BALTIMORE MD 21297-1215	Class Inst2	13.26%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	8.42%	N/A
	WELLS FARGO BANK FBO 1525 W W T HARRIS BLVD CHARLOTTE NC 28262-8522	Class Inst2	6.17%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	7.37%	N/A
		Class C	13.59%
Greater China Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE MINNEAPOLIS MN 55402-2405	Class C	7.15%	N/A
		Class Inst	5.43%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class A	10.16%	N/A
		Class C	6.56%
		Class Inst	9.11%
		Class Inst2	5.42%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class T	100.00%	N/A (a)
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	Class Inst3	10.41%	N/A
	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class Inst2	9.45%	N/A
Statement of Additional Information – May 1, 2018	247

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class A	11.09%	N/A
		Class Inst	8.20%
		Class Inst3	88.01%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class A	6.71%	N/A
		Class C	15.51%
		Class Inst	11.74%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	12.46%	N/A
		Class Adv	12.57%
		Class C	16.31%
		Class Inst	15.08%
		Class Inst2	8.05%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class A	5.67%	N/A
		Class Adv	81.99%
		Class C	10.01%
		Class Inst2	63.81%
	RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	Class Inst	10.07%	N/A
	UBS WM USA SPEC CDY A/C EXCL BEN CUST 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	5.13%	N/A
		Class Inst	6.48%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	9.20%	N/A
		Class C	20.40%
		Class Inst	8.89%
Mid Cap Growth Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE MINNEAPOLIS MN 55402-2405	Class A	66.04%	31.46%
		Class C	22.41%
		Class T	98.30%
	ASCENSUS TRUST COMPANY FBO PO BOX 10758 FARGO ND 58106-0758	Class R	7.89%	N/A
	CAPITAL BANK & TRUST COMPANY TTEE F 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class Inst2	18.35%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class C	5.25%	N/A
		Class Inst	11.37%
	CHRISTOPHER J. HUYCK, MD FBO ARTHRITIS CARE PC 401(K) PROFIT SHARING PLAN & TRUST 2414 15TH ST TROY NY 12180-1701	Class K	8.67%	N/A
	COUNSEL TRUST DBA MATC FBO EAGLE METALCRAFT INC 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class K	22.92%	N/A
Statement of Additional Information – May 1, 2018	248

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	Class R	10.35%	N/A
	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class Inst2	5.78%	N/A
	KEITH B ROSE FBO ROSE LAW FIRM PLLC 401K PSP & TRUST 501 NEW KARNER RD ALBANY NY 12205-3874	Class K	13.20%	N/A
	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	Class K	12.92%	N/A
		Class R	10.80%
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class Adv	14.99%	N/A
		Class Inst3	88.63%
		Class R	47.55%
		Class V	13.40%
	MID ATLANTIC TRUST COMPANY FBO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class R	5.77%	N/A
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C	8.80%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class Inst	15.15%	N/A
		Class Inst2	49.42%
		Class Inst3	6.17%
		Class V	7.39%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	5.62%	N/A
		Class C	9.22%
		Class K	41.69%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	7.38%	N/A
	RELIANCE TRUST COMPANY FBO PO BOX 48529 ATLANTA GA 30362-1529	Class Inst2	9.06%	N/A
	WELLS FARGO BANK FBO 1525 W W T HARRIS BLVD CHARLOTTE NC 28262-8522	Class Adv	72.86%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	11.48%	N/A
MM Alternative Strategies Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE MINNEAPOLIS MN 55402-2405	Class A	99.88%	100.00%
		Class Inst	100.00%
MM Small Cap Equity Strategies Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE MINNEAPOLIS MN 55402-2405	Class A	99.94%	100.00%
		Class Inst	100.00%
Statement of Additional Information – May 1, 2018	249

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
MM Total Return Bond Strategies Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE MINNEAPOLIS MN 55402-2405	Class A	99.95%	100.00%
		Class Inst	100.00%
Small Cap Growth Fund I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE MINNEAPOLIS MN 55402-2405	Class A	19.79%	N/A
		Class C	14.56%
	ASCENSUS TRUST COMPANY FBO PO BOX 10758 FARGO ND 58106-0758	Class R	5.80%	N/A
	BAND & CO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	Class Inst	5.28%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst	14.35%	N/A
	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	Class R	6.41%	N/A
	HEI HOSPITALITY LLC FBO EXEC EXCESS OF HEI HOSPITALITY ATTN ERNIE FREEDMAN 101 MERRITT 7 STE 1 NORWALK CT 06851-1060	Class R	12.08%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION AGGRESSIVE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	6.43%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	18.16%	N/A
	JPMCB NA CUST FOR COLUMBIA GLOBAL STRATEGIC EQUITY PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	43.27%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class A	13.66%	N/A
		Class R	6.34%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C	7.41%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	6.02%	N/A
		Class Adv	79.97%
		Class C	7.78%
		Class Inst	5.69%
		Class Inst3	5.87%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	18.65%	N/A
		Class C	6.28%
		Class K	85.16%
Statement of Additional Information – May 1, 2018	250

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	6.52%	N/A
	RELIANCE TRUST COMPANY FBO PO BOX 48529 ATLANTA GA 30362-1529	Class R	62.56%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	10.71%	N/A
	VANGUARD FDUCIARY TRUST CO PO BOX 2600 VM 613 ATTN: OUTSIDE FUNDS VALLEY FORGE PA 19482-2600	Class Inst	5.55%	N/A
		Class Inst3	18.39%
	WELLS FARGO BANK FBO 1525 W W T HARRIS BLVD CHARLOTTE NC 28262-8522	Class Inst2	83.76%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	15.17%	N/A
		Class K	11.89%
Strategic Income Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE MINNEAPOLIS MN 55402-2405	Class A	44.56%	37.22%
		Class C	37.21%
		Class Inst	41.41%
	ASCENSUS TRUST COMPANY FBO PO BOX 10758 FARGO ND 58106-0758	Class R	10.06%	N/A
	CAPITAL BANK & TRUST COMPANY TTEE F 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	9.26%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class A	7.43%	N/A
		Class Inst2	51.00%
		Class Inst3	10.55%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class K	11.68%	N/A (a)
		Class T	100.00%
	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	Class R	19.25%	N/A
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	Class Inst3	24.67%	N/A
	FIIOC FBO 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	Class R	6.72%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Inst	7.53%	N/A
Statement of Additional Information – May 1, 2018	251

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class A	5.66%	N/A
		Class C	6.71%
		Class Inst	10.03%
		Class Inst3	51.45%
		Class R	23.61%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C	11.59%	N/A
		Class Inst	11.69%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	6.96%	N/A
		Class Adv	37.98%
		Class Inst2	22.88%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class A	5.08%	N/A
		Class Adv	57.45%
		Class C	5.46%
		Class Inst2	16.61%
		Class K	88.30%
		Class R	5.44%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	7.87%	N/A
		Class Inst	5.81%
	UBS WM USA SPEC CDY A/C EXCL BEN CUST 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	5.60%	N/A
		Class Inst	9.10%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	11.73%	N/A
		Class Inst	7.46%
Funds with Fiscal Period Ending October 31:
Except as otherwise indicated, the information below is as of January 31, 2018:
Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
AMT-Free CT Intermediate Muni Bond Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	24.53%	N/A
		Class C	19.67%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class A	12.73%	N/A
		Class C	9.53%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class Inst3	100.00%	N/A (a)
	KELLY F SHACKELFORD PO BOX 672 NEW CANAAN CT 06840-0672	Class V	15.72%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	12.21%	N/A
Statement of Additional Information – May 1, 2018	252

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class A	24.86%	78.33%
		Class Inst	91.86%
		Class V	17.15%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class Adv	24.60%	N/A
	PEOPLE S SECURITIES INC FRANK FICKO JR TOD ACCOUNT 15 HARMONY LN MONROE CT 06468-1138	Class A	5.51%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	71.54%	N/A
	UBS WM USA SPEC CDY A/C EXCL BEN CUST 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	7.58%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	8.61%	N/A
		Class C	29.72%
AMT-Free Intermediate Muni Bond Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	52.82%	N/A
		Class C	31.34%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst2	19.54%	N/A
		Class V	8.52%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class T	100.00%	N/A (a)
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	Class Inst3	99.58%	N/A
	JOHN J ALMEIDA TR JOHN J ALMEIDA REVOCABLE TRUST 27 TOPMAST CT JAMESTOWN RI 02835-2227	Class V	7.88%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class A	11.36%	75.43%
		Class C	17.60%
		Class Inst	86.46%
		Class V	9.54%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C	9.31%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class Adv	14.24%	N/A
		Class Inst2	38.01%
		Class V	7.73%
Statement of Additional Information – May 1, 2018	253

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	84.62%	N/A
		Class C	6.28%
		Class Inst2	12.45%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class A	5.52%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	29.92%	N/A
	UBS WM USA SPEC CDY A/C EXCL BEN CUST 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	5.88%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	5.64%	N/A
		Class C	13.86%
AMT-Free MA Intermediate Muni Bond Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	17.82%	N/A
		Class C	37.45%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class Inst2	100.00%	N/A (a)
		Class Inst3	9.15%
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	Class Inst3	90.85%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class A	11.36%	77.98%
		Class C	7.86%
		Class Inst	91.42%
		Class V	44.73%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	11.58%	N/A
		Class Adv	78.74%
		Class C	10.67%
		Class V	5.44%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	20.98%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class A	30.65%	N/A
		Class C	17.18%
	UBS WM USA SPEC CDY A/C EXCL BEN CUST 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class A	6.13%	N/A
		Class C	6.30%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	9.79%	N/A
		Class C	15.73%
AMT-Free NY Intermediate Muni Bond Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	20.65%	N/A
		Class C	6.61%
Statement of Additional Information – May 1, 2018	254

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class A	10.04%	N/A
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	Class Inst3	94.93%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class A	6.16%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class A	16.97%	71.94%
		Class C	28.70%
		Class Inst	81.54%
		Class V	27.20%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class A	12.78%	N/A
		Class C	19.18%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	7.21%	N/A
		Class Adv	48.31%
		Class C	6.35%
		Class Inst2	95.66%
	PAUL E HOWARD & JUDITH A HOWARD JTWROS PO BOX 649 SCHOHARIE NY 12157-0649	Class V	5.15%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class A	8.51%	N/A
		Class Adv	50.56%
		Class C	7.62%
	UBS WM USA SPEC CDY A/C EXCL BEN CUST 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	5.42%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	9.31%	N/A
		Class C	10.94%
Strategic CA Municipal Income Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	32.63%	27.17%
		Class C	19.20%
		Class Inst	16.67%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class A	5.86%	N/A
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class Inst2	8.50%	N/A (a)
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	Class Inst3	99.71%	N/A
Statement of Additional Information – May 1, 2018	255

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Inst	9.22%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class A	11.65%	N/A
		Class C	30.85%
		Class Inst	52.48%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class A	5.64%	N/A
		Class C	9.80%
		Class Inst	5.24%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class Adv	39.81%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	59.37%	N/A
		Class Inst2	28.92%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	62.58%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	7.37%	N/A
		Class C	14.36%
		Class Inst	5.08%
Strategic NY Municipal Income Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	31.10%	31.04%
		Class C	17.37%
		Class Inst	44.19%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst2	92.46%	N/A
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class Inst3	13.46%	N/A (a)
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	Class Inst3	46.49%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Inst	8.78%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class A	6.09%	N/A
		Class C	18.75%
		Class Inst	20.72%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C	11.91%	N/A
Statement of Additional Information – May 1, 2018	256

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class Adv	12.54%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class A	6.97%	N/A
		Class Adv	87.08%
		Class C	9.06%
		Class Inst3	40.05%
	STRAFE & CO FBO PO BOX 6924 NEWARK DE 19714-6924	Class Inst	10.68%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	5.08%	N/A
	UBS WM USA SPEC CDY A/C EXCL BEN CUST 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	5.03%	N/A
		Class Inst	7.00%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	7.16%	N/A
		Class C	14.31%
Funds with Fiscal Period Ending December 31:
Except as otherwise indicated, the information below is as of March 31, 2018:
Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
Real Estate Equity Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	72.27%	N/A
		Class C	30.31%
		Class T	64.84%
	CAPITAL BANK & TRUST CO TTEE FBO WESTMORELAND MECHANICAL TESTING & R 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	33.59%	N/A
	CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Adv	18.73%	N/A
		Class C	12.26%
		Class Inst	12.71%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class T	35.16%	N/A (a)
	FIIOC FBO 401(K) PLAN 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	Class Adv	6.05%	N/A
	JPMCB NA CUST FOR COLUMBIA INCOME BUILDER FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class Inst3	39.96%	N/A
	MAC & CO ATTN: MUTUAL FUND OPS 500 GRANT STREET PITTSBURGH PA 15219-2502	Class Inst2	48.43%	N/A
Statement of Additional Information – May 1, 2018	257

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	MERRILL LYNCH PIERCE FENNER & SMITH FBO 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	Class C	6.72%	N/A
		Class Inst3	59.79%
		Class R	35.07%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class Adv	30.11%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	35.49%	N/A
		Class Inst2	7.48%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	8.66%	N/A
	SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ATTN MUTUAL FUND ADMIN 1 FREEDOM VALLEY DR OAKS PA 19456-9989	Class Inst	28.92%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Adv	5.30%	N/A
	VOYA INSTITUTIONAL TRUST COMPANY TTEE DAIMLER TRUCKS NORTH AMERICA LLC DEFERRED COMPENSATION PLAN 30 BRAINTREE HILL OFFICE PARK BRAINTREE MA 02184-8747	Class Inst2	35.15%	N/A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	9.91%	N/A
(a)	Combination of all share classes of Columbia Management initial capital and/or affiliated funds-of-funds’ investments.
American Enterprise Investment Services Inc., a Minnesota corporation, is a subsidiary of Ameriprise Financial, Inc.
Bank of America, N.A., a national banking association organized under the laws of the United States, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, a Delaware corporation, are subsidiaries of Bank of America Corporation.
Hartford Life Insurance Company is a Connecticut Corporation. Hartford Life Insurance Company is a wholly-owned subsidiary of The Hartford Financial Services Group, Inc.
The Investment Manager, a Minnesota limited liability company, is a subsidiary of Ameriprise Financial, Inc. Other Columbia Funds managed by the Investment Manager may hold more than 25% of a Fund.
Statement of Additional Information – May 1, 2018	258

INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH THE PROSPECTUS INCORPORATES BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST(S). THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE TRUST(S) IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.
Statement of Additional Information – May 1, 2018	259

APPENDIX A — DESCRIPTION OF RATINGS
The ratings of S&P, Moody’s and Fitch represent their opinions as to quality. These ratings are not absolute standards of quality and are not recommendations to purchase, sell or hold a security. Issuers and issues are subject to risks that are not evaluated by the rating agencies. When a security is not rated by one of these agencies, it is designated as Not Rated. Securities designated as Not Rated do not necessarily indicate low credit quality, and for such securities the Investment Manager evaluates the credit quality.
S&P’s Debt Ratings
Long-Term Issue Credit Ratings
An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
‘NR’ indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
Short-Term Issue Credit Ratings
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days – including commercial paper.
A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
Statement of Additional Information – May 1, 2018	A-1

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.
Municipal Short-Term Note Ratings
SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 Speculative capacity to pay principal and interest.
Moody’s Long-Term Debt Ratings
Global Long-Term Rating Scale
Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B – Obligations rated B are considered speculative and are subject to high credit risk.
Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Global Short-Term Rating Scale
Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability to repay short-term debt obligations.
Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong ability to repay short-term debt obligations.
Issuers (or supporting institutions) rated Prime-3 (P-3) have an acceptable ability to repay short-term obligations.
Issuers (or supporting institutions) rated Not Prime (NP) do not fall within any of the Prime rating categories.
US Municipal Short-Term Debt and Demand Obligation Ratings
While the global short-term ‘prime’ rating scale is applied to U.S. municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).
Statement of Additional Information – May 1, 2018	A-2

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels — MIG 1 through MIG 3 — while speculative grade short-term obligations are designated SG.
The MIG 1 designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
The MIG 2 designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
The MIG 3 designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
The SG designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. The rating transitions on the VMIG scale, as shown in the diagram below, differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.
The VMIG 1 designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
The VMIG 2 designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
The VMIG 3 designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
The SG designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
Fitch’s Ratings
Corporate Finance Obligations – Long-Term Rating Scales
AAA: Highest credit quality.
‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality.
‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality.
‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality.
‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative.
‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B: Highly speculative.
‘B’ ratings indicate that material credit risk is present.
Statement of Additional Information – May 1, 2018	A-3

CCC: Substantial credit risk.
‘CCC’ ratings indicate that substantial credit risk is present.
CC: Very high levels of credit risk.
‘CC’ ratings indicate very high levels of credit risk.
C: Exceptionally high levels of credit risk.
‘C’ indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance
F1: Highest short-term credit quality.
Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality.
Good intrinsic capacity for timely payment of financial commitments.
F3: Fair short-term credit quality.
The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality.
Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk.
Default is a real possibility.
RD: Restricted default.
Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default.
Indicates a broad-based default event for an entity, or the default of a short-term obligation.
Statement of Additional Information – May 1, 2018	A-4

APPENDIX B — CORPORATE GOVERNANCE AND PROXY VOTING PRINCIPLES
As active investors, well informed investment research and stewardship of our clients’ investments are important aspects of our responsible investment activities. Our approach to this is framed in the relevant Responsible Investment Policies we maintain and publish. These policy documents provide an overview of our approach in practice (e.g., around the integration of environmental, social and governance (ESG) and sustainability research and analysis).
As part of this, acting as shareholders of a company, we are charged with responsibility for exercising the voting rights associated with that share ownership. Unless clients decide otherwise, that forms part of the stewardship duty we owe our clients in managing their assets. Subject to practical limitations, we therefore aim to exercise all voting rights for which we are responsible, although exceptions do nevertheless arise (for example, due to technical or administrative issues, including those related to Powers of Attorney, share blocking, related option rights or the presence of other exceptional or market-specific issues). This provides us with the opportunity to use those voting rights to express our preferences on relevant aspects of the business of a company, to highlight concerns to the board, to promote good practice and, when appropriate, to exercise related rights. In doing so we have an obligation to ensure that we do that in the best interests of our clients and in keeping with the mandate we have from them.
Corporate governance has particular importance to us in this context, which reflects our view that well governed companies are better positioned to manage the risks and challenges inherent in business, capture opportunities that help deliver sustainable growth and returns for our clients. Governance is a term used to describe the arrangements and practices that frame how directors of a company organize and operate in leading and directing a business on behalf of the shareholders of the company. Such arrangements and practices give effect to the mechanisms through which companies facilitate the exercise of shareholders’ rights and define the extent to which these are equitable for all shareholders.
We recognize that companies are not homogeneous and some variation in governance structures and practice is to be expected. In formulating our approach, we are also mindful of best practice standards and codes that help frame good practice, including international frameworks and investment industry guidance. While we are mindful of company and industry specific issues, as well as normal market practice, in considering the approach and proposals of a company we are guided solely by the best interests of our clients and will consider any issues and related disclosures or explanations in that context.
This document sets out our views on key issues and the broad principles that help shape our approach.
Statement of Additional Information – May 1, 2018	B-1

Corporate Governance and Proxy Voting Principles
Shareholder Rights
The shareholder membership of listed companies is generally made up (directly or indirectly) of diverse individuals and institutions whose views, interests, goals and time horizons can vary considerably. Nevertheless, as shareholders, having confidence that the capital we commit to a company will be protected from misuse (e.g. from any potential agency conflicts) and will be prudently managed is important to us, our clients, and as a factor in the development and proper functioning of capital markets.
It is not the role of shareholders to micro manage businesses, rather it is the role and duty of directors to promote the long-term success of their company as noted in the next section. Nevertheless, by virtue of their share-ownership interest and position, shareholders are afforded certain rights to ensure, amongst other things, that appropriate leadership of the business is in place (e.g. through the appointment of the directors), review their performance (e.g. through receipt of the annual report & accounts, updates and general meetings), approve the broad parameters of the company’s authorities (e.g. in agreeing capital authorities), or indeed to exercise other rights afforded to shareholders (e.g. to requisition matters for consideration at General meetings).
Shareholder rights, framed in law, regulation and a company’s formational documents (i.e., bylaws or articles of association), are an important and integral part of corporate governance frameworks and the context in which we retain confidence in committing capital to businesses, to support their growth, development and success. This is particularly true in terms of ensuring that minority shareholders’ rights and interests will be respected. Arrangements or actions that detract from these rights and interest (including control distortions) need to be avoided.
While the precise nature and scope of shareholder rights vary across jurisdictions and many related aspects of our expectations are touched upon in other parts of these Principles, a number merit direct mention in this context:
Equal treatment of all shareholders
One share one vote: Ordinary or common shares should feature one vote for each share and discriminatory voting rights or equivalent arrangements are neither appropriate nor welcome. Companies need to disclose sufficient information about the key attributes of all of the group’s capital structure (including minority interests in subsidiaries) to enable a proper understanding of the structures in place and their implications.
Controlling shareholder agreements: where a company has a controlling shareholder (whether by virtue of the control of voting rights or through board representation) it should put an agreement in place to safeguard the independence of the company and ability of the board to fulfill its duties to the shareholders as a whole.
Shareholder approvals
Boards should ensure that shareholders have the ability and right to:
■	effectively exercise their voting rights across the full range of business normally associated with general meetings of a company in line with market best practice (e.g. the election of individual directors, discharge authorities, capital authorities, auditor appointment, major or related party transactions etc).
■	place items on the agenda of general meetings, and to propose resolutions subject to reasonable limitations;
■	call a meeting of shareholders for the purpose of transacting the legitimate business of the company; and
that shareholder rights are not circumvented through, for example, the introduction or maintenance of limitations in the company’s formational documents.
Shareholder engagement
Boards should ensure that:
■	Clear, consistent and effective reporting to shareholders is undertaken at regular intervals and that they remain aware of shareholder sentiment on major issues to do with the business, its strategy and performance. Where significant shareholder dissent is emerging or apparent (e.g. through the voting levels seen at General Meetings), boards should act to address that.
■	Boards should also allow a reasonable opportunity for the shareholders at a general meeting to ask questions about or make comments on the management of the company, and to ask the external auditor questions related to the audit.
As an institutional shareholder, stewardship is about more than just voting and include monitoring and reviews of companies’ activities and developments. Where appropriate it may also include engagement with companies on matters such as strategy, performance, risk, capital structure, standards of operational practice, including environmental, social and governance factors. Our broad approach to these stewardship responsibilities and activities are set out in our Global Stewardship Statement.
Statement of Additional Information – May 1, 2018	B-2

The Board
Strong corporate governance starts with a balanced, effective, and independent board. The directors are collectively responsible for the long-term success and ongoing evolution in the leadership of the company, within a framework of prudent and effective oversight, policies and controls.
The board is thus responsible for providing leadership to the business, setting and monitoring the strategy, overseeing its management and implementation, as well as for ensuring that a culture of integrity and strong standards is maintained across all activities and operations. Not least this should enable business opportunities and risk to be assessed and responded to appropriately.
Boards need to have appropriate independent membership and an effective balance and diversity (re: skills, knowledge, experience, gender, approach and perspectives) that complements the strategy, operations and footprint of the business. For non-executive (supervisory) directors (NEDs), the ability to provide objective input and scrutiny, on behalf of the shareholders, is essential in ensuring diversity of thought and integrity in board deliberations. In this context, the importance of true independence of thought is critical. NEDs need to be reflective and thoughtful in their approach, being able to ask challenging, often difficult questions, while offering considered and constructive input to board discussions, based on sound judgement. The same holds true in terms of board committee membership. Suitably independent committees are one important mechanism for non-executive/supervisory directors to achieve this, whether that is in respect of risk, audit, succession or remuneration, so as to enable them to participate effectively as part of the board and in their role as directors of the business.
As part of this dynamic, well considered succession planning, orientation, on-going briefings, updates and annual evaluations (that make regular use of external facilitation) of the board, its sub-committees and members are essential.
All directors should be able to allocate sufficient time to the company to discharge their responsibilities fully and effectively and have an appropriate knowledge of the business and access to its operations and staff. Given the important role and duties of a board member, it is important that directors are not over-boarded and can maintain consistent participation at all their board and committee meetings and their wider engagement with the companies they lead.
All directors should be subject to annual election. However, in markets where that is not normal or best practice, we expect all directors to be subject to re-election in line with local market best practice, but in any case, at least every 4 years. At the same time, arrangements that might entrench boards or management, or otherwise insulate them from accountability, should be avoided.
Given their role and duties, directors should also ensure that they are well informed about the views and/or concerns of shareholders, as well as understanding the dynamic around their broader stakeholders (including bondholders, pension fund trustees, employees, customers, suppliers and the communities they operate in).
Chair of the Board
The Board Chair has a crucial function in providing leadership in the boardroom, setting the right context in terms of the board’s overall responsibility for the oversight of the business and its strategy. It is the Board Chair’s role to manage the board agenda and the provision of information to directors, as well as to ensure open boardroom discussion that enables the directors to have effective dialogue and provide the constructive challenge that a company needs. This role is distinct from the role of a chief executive officer who leads the day-to-day running of the business and implementation of the strategy.
We expect the Board Chair (or lead/senior independent director) to ensure that the board is aware of the views and considers concerns raised by shareholders, whether through ongoing dialogue and engagement with shareholders or where notable dissent has been indicated through shareholder voting.
We recognise that in some markets the combination of roles is not uncommon, nevertheless we regard the separation of the roles of the Board Chair and the CEO to be a matter of good practice and governance. In light of experience, we consider that this separation encourages collegial decision-making on matters of importance for a public company, and a balanced board, and it also mitigates potential conflicts of interest. Not least it also helps mitigate against the risk of a concentration of decision making powers in the hands of a single individual. Separation is deemed to improve the board’s capacity for independent decision making and increases accountability.
The Chair of the Board’s role should be complemented by an independent non-executive director appointed as the senior or lead independent director, who can provide a sounding board for the chairman and serve as a deputy and intermediary for the other directors and, indeed, shareholders when necessary.
Statement of Additional Information – May 1, 2018	B-3

Capital Management
Prudent capital management is a key building block for the long-term success of a business, supporting the strategy and ensuring its ability to weather adverse economic conditions. Clarity on financial capital, disciplines and how they relate to the strategy for growth, capital investment and M&A, or to share buybacks, dividends and/or other distributions, is a critical ingredient in building a shared understanding of the business with shareholders and other providers of capital.
From a shareholder perspective the rationale for and potential dilution from equity capital issuances and, for example, the risks of poorly timed or structured share buybacks are important considerations in granting capital authorities at shareholder meetings. These activities can have significant implications and need to be approached by boards and management with care and consideration for shareholder interests.
In seeking shareholder approval for equity capital issuance authorities, companies should ensure the rationale for policy on, and approach to, the use of such authorities is disclosed. Routine disapplication of pre-emption rights (pro-rata rights of first refusal) should not exceed 10% (or lower where that is market practice) and authorities should be structured in line with best practice.
Similarly, prudent management of debt through the cycle is important. Boards should ensure they monitor and oversee the maintenance of prudent levels of debt (e.g. average net-debt not just the year-end position) and leverage in the business and balance sheet, which should extend to contingent and off-balance sheet liabilities. They should also ensure that sudden spikes in leverage can be explained in the context of the broader long-term business strategy. Large, unexplained or unjustified authorities to issue debt, or to increase or remove debt limits set out in a company’s formational documents, can raise potentially significant concerns for both long-term shareholders and bondholders, which the board needs to be mindful of. Taking on debt solely to fund buybacks and/or hit ‘per-share’ targets such as EPS established under short-term variable remuneration schemes is neither good practice nor welcome.
Any exceptional cases should be supported by a substantive justification and explained properly to shareholders.
Major Transactions
Mergers, acquisitions, joint ventures and disposals are a regular feature of business and the capital markets. In many cases these are a normal part of the management and development of a business and the implementation of its strategy. However, large, inappropriate or poorly executed transactions can also lead to operational issues, significant write-downs and shareholder value destruction.
Boards should be actively involved in the planning for and assessment of potential transactions, ensuring that an appropriately disciplined approach (to both acquisitions and disposals) is maintained that is clearly aligned with the strategy. Ensuring appropriate and effective oversight of such activity is critical and monitoring the integration and subsequent performance against plan and related objectives (including synergies) is an important role of the board.
Where major transactions are not subject to shareholder approval, companies should consider the views of their major shareholders, subject to regulatory constraints and shareholders’ policies on being made ‘insiders’.
Related Party Transactions
The scope for conflicts and abuse in related party transactions in any market is a potentially significant issue. Such concerns can arise in relation to individual transactions or from the number, nature or pattern of them. Alongside appropriate procedures to identify and manage conflicts of interest, boards should have a robust, independent process for reviewing, approving and monitoring related party transactions (both individual transactions and in aggregate).
A committee of independent directors, with the ability to take independent advice, should review related party transactions, their nature and their incidence or aggregate levels, to determine whether they are necessary, appropriate and in the best interests of the company and, if so, agree what terms are fair for other shareholders. All related party transactions should be reported to the board and be subject to approval. The company should also disclose transactions that are significant, whether by virtue of their materiality to the business, the individuals involved or given the risk of perceived conflicts of interest, along with the rationale for allowing them.
Where a related party transaction is allowed to proceed it must be:
■	subject to proper oversight by the board and regular review (e.g. audit, shareholder approval);
■	clearly justified and not be detrimental to the long-term interests of the company;
■	undertaken in the normal course of business;
■	undertaken on fully commercial terms;
■	In line with best practice; and
■	In the interests of all shareholders.
Statement of Additional Information – May 1, 2018	B-4

Tax Management
Tax management, approached prudently and legally, is part of the responsible management of a company’s affairs. Artificial or ‘aggressive’ tax strategies and constructs create imprudent risks for a company. They can pose potentially significant reputation and commercial risks for those that are, or are perceived to be, pushing the boundaries of tax practice by, for example, exploiting loopholes and tax havens to avoid paying tax. The same reputation risks hold in respect of the directors of companies involved in such practices and the perception of the culture and attitudes it evidences. This applies equally to the use of tax avoidance structures in executive compensation arrangements, as it does at a corporate level.
From an investor perspective, tax management offers an insight into the culture predominant in a company and the attitudes and risk appetite of the management and directors. It also offers an additional indicator on the quality of earnings, risk and potential liabilities of a business, which can be relevant in terms of valuation and the investment quality of a business.
We expect the board to take a responsible approach to overseeing a company’s approach to and policy on tax and the related risks, to ensure that the company’s approach is and remains prudent and sustainable. The risks arising from engineered tax optimization practices should be understood and avoided; those arising from policy reforms (e.g. those being coordinated by the Organisation for Economic Co-Operation and Development (OECD) and other authorities) should be properly mitigated. The board should regularly review the business’s tax policy, its implementation and the related risks, as well as in response to significant events that may affect it. A summary of the tax policy and related codes of conduct should be published by companies, highlighting the approach to managing the associated risks.
In terms of changes in tax domicile or re-incorporation, while economic benefit may be gained, there should be no diminution of shareholders rights as a result of the changes, nor triggering of variable compensation as a result of the associated technical, legal or structural changes required.
Annual Report and Accounts
Annual reports and accounts are a key reference document for shareholders and the providers of a company’s long-term capital. They should provide a summary account of the board’s stewardship of the business that year (as opposed say to being designed or prepared for a secondary market context i.e. decision usefulness), whilst setting a direction of travel for the future.
In the annual report, the board should present a fair, balanced and understandable assessment of the company’s strategy, business plan, objectives, KPIs, capital and assets, operations, risks, challenges, performance and prospects in its annual report. This should include how the business’ approach is adapting to major trends (e.g. from technology, climate change or demographics etc) that could have a material impact on the business and the related risks and opportunities it sees and how they affect the sustainability of the business and its long-term prospects.
The annual financial statements (accounts) need to be prepared on a prudent basis and present a true and fair view of the state of affairs of the business, its assets, liabilities, financial position and distributable profit or the loss. Boards should ensure that aggressive accounting practices are avoided and recognise that headline compliance with accounting standards, where significant judgement and discretion can be used, is unlikely of itself to effectively provide comfort that a ‘true & fair view’ is being maintained. Boards should ensure company practice does not fall into the trap of accounting form over substance.
The annual report and accounts are a reflection of the quality and prudence of management and the board of directors. Managements should strive for perfection in delivering these important documents. Errors and omissions may ultimately factor in our view toward the constitution and effectiveness of management and the board.
While recognizing the differences that exist in market norms and dynamics, we expect companies to plan for and look to the long-term in their reporting. The board should ensure that the company does not become fixated on quarterly numbers at the expense of investment for the long-term.
External Audit
The statutory audit is a significant and important shareholder and creditor protection mechanism, to which we attach considerable importance. Its purpose is to protect the company itself from errors, omissions or, potentially, wrongdoing, as well as to signal any issues to shareholders to enable them to engage with the directors, not least through the general meeting.
Companies should, therefore, ensure that the relationship with the auditor is clearly owned and overseen by the Audit Committee and that they maintain a robust, independent and effective audit and that the auditors are and are seen to be independent. As part of this, companies should have a clear policy on the approach to and timeframes for re-tendering the audit contract.
Non-audit work should be kept to a minimum, require prior audit committee approval and largely be restricted to audit related work. Audit committees should also oversee any work undertaken by other audit firms to ensure that the company’s options and choice of alternative auditors is not compromised by potential conflicts.
Statement of Additional Information – May 1, 2018	B-5

Internal Audit and Risk Committees
Companies need to maintain an effective system of internal control, which should be measured against internationally accepted standards of internal audit and tested periodically for its adequacy.
Companies are encouraged to have an internal audit function that supports the board and executives in the oversight and management of risks. We expect financial institutions to maintain a separate risk committee and support this practice, where appropriate, in other companies.
Compensation/Remuneration
Executive pay has been a persistent area of concern and controversy over the years. Given the problems around executive pay inflation, widening pay differentials, questions about the linkage with performance and perceived rewards for failure, and complexity, compensation (remuneration) committees need to ensure a prudent approach is maintained.
We expect a substantial proportion of executive pay to be performance based, vesting according to the achievement of stretching performance metrics that are clearly aligned with the company’s strategy, management’s value creation and the experience of its shareholders. In terms of pay and overall employee costs, we will have particular regard to the relative levels of pay compared to the performance of the business, distributions to shareholders.
Across a company’s pay arrangements, structural or technical provisions that can weaken or undermine the principle of pay for performance, need to be avoided. Similarly, we are generally supportive of local market best practices that enhance the alignment of pay and performance, such as retention and deferral arrangements, malus/clawback, reasonable all-employee share schemes etc. Consideration should also be given to the emerging disclosures required around pay ratios and the ramifications for the companies in which we invest.
Broadly speaking, compensation (remuneration) committees should look to ensure that their company’s pay arrangements are:
1.	Clear, simple and understandable;
2.	Balanced and proportionate, in respect of structure, deliverables, opportunity and the market;
3.	Aligned with the long-term strategy, related key performance indicators and risk management discipline;
4.	Linked robustly to the delivery of performance;
5.	Delivering outcomes that reflect value creation and the shareholder ‘experience’; and
6.	Structured to avoid pay for failure or the avoidance of accountability to shareholders.
Where a company consults with its shareholders on its executive pay arrangements, the compensation (remuneration) committee chair should take ownership and lead that process, ensuring proper two-way dialogue, as deference to consultants undermines credibility. That said, pay is only one aspect of the dialogue we need to have or prioritise with companies. As a result, we would note that, generally, we only look to participate directly in such consultations where we are a significant shareholder.
Environmental, Social and Governance (ESG) Practices
Broader ESG practices provide shareholders with an additional lens into the quality, leadership, strategic focus and operational standards of practice of a business. Reflecting our philosophy on the importance of integrating ESG considerations into our assessment of how well a business is run, we will consider the level and effectiveness of ESG disclosure made by companies in their annual reports and other materials. Our focus will be on those factors deemed material to businesses in a given sector with a focus on practices deemed unsustainable or in need of improvement to protect shareholder value.
We aim to assess company’s focus, management and effectiveness in dealing with the environmental and social issues most relevant to their business. In cases where management and the board have not demonstrated adequate efforts to be transparent and address or mitigate material ESG issues, or are considered to be failing to adequately address current or emergent risks that may threaten shareholder value in future, we may take voting action to highlight this.
We will also be mindful of companies’ adherence to proper standards of operational practices and where, for example, those practices fail to meet generally accepted international standards (e.g. adherence to the UN Global Compact, UN Convention on Human Rights or International Labour Organisation Core Labor Standards), this will be taken into account as part of our deliberations on voting action.
Shareholder Resolutions
As part of this focus, shareholder resolutions represent the exercise of a key shareholder right, although they can encompass a wide range of issues. However, they are commonly focused on environmental and social issues.
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We assess shareholder resolutions in light of good practice, the standards already applied by a company, how proportionate the proposals are, their alignment with our philosophy and approach, as well any potential conflicts with our client’s interests. We will also have regard to whether a shareholder resolution is binding in nature or advisory (non-binding) in applying these considerations.
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APPENDIX C — DESCRIPTION OF STATE RISK FACTORS
The state tax-exempt and state municipal bond Funds invest primarily in municipal securities issued by a single state and political sub-divisions of that state. Each state tax-exempt and state municipal bond Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. This exposure to factors affecting the state’s tax-exempt investments will be significantly greater than that of more geographically diversified funds, and may result in greater losses and volatility. Because of the relatively small number of issuers of tax-exempt securities in a given state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. At times, the Fund and other accounts managed by the Investment Manager may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. In addition, a Fund may focus on a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a Fund’s shares to change more than the values of shares of funds that invest more diversely. The yields on the securities in which the Funds invest generally are dependent on a variety of factors, including among others, the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. In addition to such factors, geographically concentrated securities will be particularly sensitive to local conditions, including political and economic changes, adverse conditions to an industry significant to the area, and other further developments within a particular locality. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.
Certain events may adversely affect investments within a particular sector in a state. Examples include litigation, legislation or court decisions, concerns about pending or contemplated litigation, legislation or court decisions, or lower demand for the services or products provided by a sector. Investing mostly in state-specific, tax-exempt investments makes the Funds more vulnerable to the relevant state’s economy and to factors affecting tax-exempt issuers in the state than would be true for more geographically diversified funds. These risks include, among others:
■	the inability or perceived inability of a government authority to collect sufficient tax or other revenues to meet its payment obligations;
■	natural disasters and ecological or environmental concerns;
■	the introduction of constitutional or statutory limits on a tax-exempt issuer’s ability to raise revenues or increase taxes;
■	the inability of an issuer to pay interest on or to repay principal or securities in which the funds invest during recessionary periods; and
■	economic or demographic factors that may cause a decrease in tax or other revenues for a government authority or for private operators of publicly financed facilities.
State Specific Information
The following discussion regarding certain economic, financial and legal matters pertaining to the states, U.S. territories and possessions referenced below, and their political subdivisions is drawn from the documents indicated below and does not purport to be a complete description or a complete listing of all relevant factors. More information about state specific risks may be available from other official state resources. The information has not been updated nor will it be updated during the year. The Funds have not independently verified any of the information contained in such documents and are not expressing any opinion regarding the completeness or materiality of such information. The information is subject to change at any time. Any such change may adversely affect the financial condition of the applicable state, U.S. territory or possession.
Estimates and projections, if any, contained in the following summaries should not be construed as statements of fact; such estimates and projections are based on assumptions that may be affected by numerous factors and there can be no assurance that such estimates and projections will be realized or achieved. Discussions regarding the financial condition of a particular state or U.S. territory or possession may not be relevant to Municipal Obligations issued by political subdivisions of that state or U.S. territory or possession. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations of these states, U.S. territories or possessions.
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California
Unless otherwise noted, the following information has been obtained from the Official Statement, dated August 29, 2017, for the following bonds: $2,538,470,000 State of California General Obligation Bonds, $802,400,000 Various Purpose General Obligation Bonds and $1,736,070,000 Various Purpose General Obligation Refunding Bonds (collectively, the “California 2017 Bonds”).
Current Economic Condition.
The State of California (California) has the largest economy among the 50 states and one of the largest in the world and has major components in high technology, trade, entertainment, government, manufacturing, tourism, construction and services. The makeup of California’s economy generally mirrors that of the national economy. The California economy continues to benefit from broad-based growth.
California is by far the most populous state in the nation, nearly 50% larger than the second-ranked state according to the 2010 U.S. Census. The estimate of California’s population as of July 2016 was 39.4 million residents, which is 12% of the total United States population.
California, along with the United States as a whole, completed its seventh year of economic recovery as the state ended its fiscal year on June 30, 2016. California’s economy demonstrated continued economic growth throughout the 2015-2016 fiscal year.
Employment opportunities in California continued to improve during the first several months of the 2016-17 fiscal year. By December 2016, total employment was nearly 18.4 million jobs, reflecting a year-to-year increase of 500,000 jobs compared to December 2015. California’s unemployment rate largely held steady during the first half of fiscal year 2016-17, and by December, it had receded slightly to 5.2%.
California’s personal income growth continued to outpace the nation during the beginning of the 2016-17 fiscal year, with total personal income for the third quarter of 2016, 4.8% above the level observed in the same period in 2015, compared with an increase of 3.6% nationally. As personal income grew, consumer spending also increased, as demonstrated by a 2.8% increase in California’s new vehicle registrations in the 2015-2016 fiscal year and a $1.2 billion (5.1%) increase in sales and use tax revenue.
California’s real GDP increased by 2.9 percent in 2016, and totaled $2.6 trillion at current prices, making California the sixth largest economy in the world. California’s job growth has slowed since late 2016 and the unemployment rate has fallen to 4.7 percent in June 2017, tying the modern historic low last reached in November and December 2000. With job growth slowing, average wages are starting to rise. The source of personal income growth is shifting from more people being employed to higher income per person. Labor force growth is expected to keep up with job growth, despite increasing numbers of retirees in California. Consumer inflation is expected to remain higher in California than the nation, with overall California inflation expected to average 3.0 percent in 2017, and 2.9 percent in 2018 and afterwards. Housing permits issued by local authorities remain well below levels needed to account for population growth, a trend that is expected to continue throughout the forecast period.
State Budget.
California’s 2016-17 Budget Act was enacted on June 27, 2016. The Budget Act appropriated $170.9 billion: $122.5 billion from the General Fund, $44.6 billion from special funds, and $3.8 billion from bond funds. The General Fund’s budgeted expenditures increased $6.9 billion (6.0%) over the previous year’s General Fund budget. The General Fund’s revenues were projected to be $120.3 billion, after a projected $3.3 billion transfer to the Budget Stabilization Account (Rainy Day Fund). General Fund revenue comes predominantly from taxes, with personal income taxes expected to provide 67.5% of total revenue. California’s major taxes (personal income, sales and use, and corporation taxes) are projected to supply approximately 98.1% of the General Fund’s resources in the 2016-17 fiscal year.
The majority of the spending plan for the 2016-17 fiscal year included funding that maintains existing state policies or is based on spending allocations driven by constitutional funding requirements, such as the Proposition 98 guaranteed minimum funding levels for K12 schools and community colleges and the Proposition 2 required minimum transfers to the BSA and minimum annual debt reduction payments. The discretionary portion of the 2016-17 spending plan allocated $2.6 billion toward additional General Fund reserves—an additional $2.0 billion transfer to the BSA and $600 million to the SFEU; funding for one-time activities, such as $1.5 billion for repairing and replacing aged infrastructure, $500 million for building affordable housing, and $200 million for drought-related activities; and ongoing funding augmentations for specific programs, including $300 million to the University of California and California State Universities.
Despite the recent significant budgetary improvements, there remain a number of budget risks that threaten the financial condition of California’s General Fund, including the threat of recession, potentially unfavorable changes to federal fiscal policies, and the significant unfunded liabilities of the two main retirement systems managed by state entities, the California
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Public Employees’ Retirement System (CalPERS) and the California State Teachers’ Retirement System (CalSTRS). In recent years, California has committed to significant increases in annual payments to these systems to reduce the unfunded liabilities. California also has a significant unfunded liability with respect to other post-employment benefits (OPEB).
There can be no assurances that California will not face fiscal stress and cash pressures again, or that other changes in the state or national economies will not materially adversely affect the financial condition of the state’s General Fund.
Real Estate and Housing.
California’s real estate market showed mixed signs of continued strength during the fiscal year. As of June 2016, median prices for existing single-family homes were 6.1% higher and sales were essentially flat (down by 0.1%) compared to the prior year. Homebuilding had largely leveled off in California, with new residential building permits issued during the 2015-16 fiscal year increasing by approximately 1.7% to nearly 97,000 units. Nonresidential construction activity showed more strength relative to the residential sector, with new permit activity increasing by 15.9% during the 2015-2016 fiscal year to $28.1 billion.
Long-Term Debt.
As of July 1, 2017, California had approximately $83.2 billion of outstanding general obligation bonds and lease revenue bonds payable principally from the state’s General Fund or from lease payments paid from the operating budget of the respective lessees, which operating budgets are primarily, but not exclusively, derived from the General Fund. As of July 1, 2017, there were approximately $33.7 billion of authorized and unissued long-term voter-approved general obligation bonds which, when issued, will be payable principally from the General Fund and approximately $4.9 billion of authorized and unissued lease revenue bonds.
Certain state agencies and authorities issue revenue obligations for which the General Fund has no liability. These revenue obligations are either payable from state revenue-producing enterprises and projects, and not payable from the General Fund, or are conduit obligations payable only from revenues paid by local governments or private users of facilities financed by the revenue obligations. California has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-revenue obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants.
Bond Ratings.
Three major credit rating agencies, Moody’s Investors Service, Inc. (“Moody’s”), Standard and Poor’s Ratings Services (“S&P”), and Fitch Ratings (“Fitch”), assigned ratings to the California 2017 Bonds, as follows: Moody’s assigned a rating of “Aa3,” S&P assigned a rating of “AA-,” and Fitch assigned a rating of “AA-.” It is not possible to determine whether, or the extent to which, Moody’s, S&P, or Fitch will change its respective rating in the future. In addition, ratings assigned to individual Municipal Obligations vary.
Connecticut
The following information has been obtained from the Annual Information Statement of the State of Connecticut, dated March 29, 2017.
Current Economic Condition.
The State of Connecticut (“Connecticut”) is a highly developed and urbanized state. It is situated directly between the financial centers of Boston and New York.
Connecticut’s economic performance is measured by personal income, which has been among the highest in the nation on a per capital basis, and gross state product (the market value of all final goods and services produced by labor and property located within Connecticut). Connecticut’s nonagricultural employment reached a high in March 2008 with 1,713,300 persons employed, but began declining with the onset of the recession, falling to 1,594,200 jobs in February 2010, and has since risen to 1,679,900 in November 2016.
After enjoying an extraordinary boom during the late 1990s, Connecticut, as well as the rest of the Northeast and the country, experienced an economic slowdown during the recession of the early 2000s. The state’s unemployment rate climbed to 9.1% in 2010, compared to the New England average of 8.3% and the national average of 9.6% for the same period. During the subsequent weak recovery, Connecticut’s average unemployment rate fell to 6.6% for 2014, and for the first six months of 2016 has averaged 5.7%, compared to the New England average of 4.5% and the national average of 4.9% for the same period.
State Budget.
Connecticut finances most of its operations through its General Fund. Certain state functions, such as Connecticut’s transportation budget, are financed through other state funds. General Fund revenues are derived primarily from the collection of state taxes, including the personal income tax, the sales and use tax and the corporation business tax. Connecticut expected to derive approximately 86.6 percent and 86.7 percent of its General Fund revenues from taxes during fiscal year 2016 and fiscal
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year 2017, respectively. Connecticut expends money on a variety of programs and services. Significant elements of state expenditures include human services; education, libraries and museums; non-functional (debt service and miscellaneous expenditures including fringe benefits); health and hospitals; corrections; general government and judicial.
State Debt.
Pursuant to various public and special acts, Connecticut has authorized a variety of types of debt. These types fall generally into the following categories: direct general obligation debt, which is payable from Connecticut’s General Fund; special tax obligation debt, which is payable from specified taxes and other funds that are maintained outside Connecticut’s General Fund; and special obligation and revenue debt, which is payable from specified revenues or other funds that are maintained outside Connecticut’s General Fund. In addition, Connecticut has a number of programs under which the state provides annual appropriation support for, or is contingently liable on, the debt of certain state quasi-public agencies and political subdivisions.
Statutory Debt Limit. Section 3-21 of the General Statutes provides that no bonds, notes or other evidences of indebtedness for borrowed money payable from General Fund tax receipts of Connecticut may be authorized by the General Assembly or issued unless they do not cause the aggregate amount of (1) the total amount of bonds, notes or other evidences of indebtedness payable from General Fund tax receipts authorized by the General Assembly but which have not been issued and (2) the total amount of such indebtedness that has been issued and remains outstanding, to exceed 1.6 times the total estimated General Fund tax receipts of Connecticut for the fiscal year in which any such authorization will become effective or in which such indebtedness is issued, as estimated for such fiscal year by the joint standing committee of the General Assembly having cognizance of finance, revenue and bonding. In computing the aggregate amount of indebtedness at any time, however, a significant number of exclusions apply.
Transportation Fund and Debt. In 1984, Connecticut adopted legislation establishing a transportation infrastructure program and authorizing Special Tax Obligation (“STO”) bonds to finance the program. The transportation infrastructure program is a continuous program for planning, construction and improvement of Connecticut highways and bridges, projects on the interstate highway system, alternate highway projects in the interstate highway substitution program, waterway facilities, mass transportation and transit facilities, the highway safety program, maintenance garages and administrative facilities of the Department of Transportation, payment of Connecticut’s share of the costs of the local bridge program, and payment of state contributions to the local bridge revolving fund. The transportation infrastructure program is administered by the Department of Transportation.
The cost of the transportation infrastructure program for state fiscal years 1985-2020, which will be met from federal, state and local funds, is estimated at $37.8 billion. Connecticut’s share of such cost, estimated at $18.6 billion, is to be funded from transportation- related taxes, fees and revenues deposited in the Special Transportation Fund and from the proceeds of STO bonds.
Certain Pension and Retirement Systems.
State Employees’ Retirement Fund. Connecticut maintains a State Employees’ Retirement Fund with approximately 50,019 active members, 1,412 inactive (vested) members and 48,191 retired members and beneficiaries as of June 30, 2016. Payments into the fund are made from employee contributions, General and Special Transportation Fund appropriations and grant reimbursements from Federal and other funds.
As of June 30, 2016, the market value of the fund’s investment assets was estimated to be $10,636.7 million. The November 2014 actuarial valuation determined that employer contributions of $1,514.5 million and $1,569.1 million would be required for fiscal year 2016 and fiscal year 2017, respectively. For fiscal year 2016, Connecticut made an employer contribution of $1,501.7 million, 99.2% of the actuarial employer contribution requirement. The adopted budget for fiscal year 2017 contained appropriations expected to be sufficient, together with anticipated grant reimbursement from Federal and other funds, to fully fund the employer contribution requirement.
Teachers’ Retirement Fund. The Teachers’ Retirement Fund, administered by the Teachers’ Retirement Board, provides benefits for any teacher, principal, supervisor, superintendent or other eligible employee in the public school systems of Connecticut, with certain exceptions. While setting and paying salaries for teachers, municipalities do not provide contributions to the maintenance of the fund. As of June 30, 2016, there were 101,977 active and former employees with accrued and accruing benefits, 36,065 retired members and beneficiaries, and 283 members on disability allowance. Contributions to the fund are made by employees and by General Fund appropriations from Connecticut.
As of June 30, 2014, the market value of the fund’s investment assets was $15,584.6 million. The October 2014 actuarial valuation determined that employer contributions of $975.6 million and $1,012.2 million would be required for fiscal year 2016 and fiscal year 2017. For fiscal year 2016, Connecticut made an employer contribution of $975.6 million, 100% of the actuarial employer contribution requirement. The adopted budget for fiscal year 2017 contained appropriations expected to be sufficient to fully fund the employer contribution requirement.
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Bond Ratings.
Four major credit rating agencies, Moody’s Investors Service (“Moody’s”), S&P Global Ratings (“S&P”), Fitch Ratings (“Fitch”) and Kroll Bond Ratings Agency (“Kroll”), assign ratings to the Connecticut’s long-term general obligation bonds. Connecticut’s general obligation bonds were rated Aa3 by Moody’s, AA- by S&P, AA- by Fitch and AA- by Kroll. It is not possible to determine whether, or the extent to which, Moody’s, S&P, Fitch or Kroll will change such ratings in the future. Ratings assigned to individual Municipal Obligations vary.
Massachusetts
The following information has been obtained from The Commonwealth of Massachusetts Information Statement, dated September 27, 2017.
Current Economic Condition and Government Structure.
The ability of the Commonwealth of Massachusetts (the “Commonwealth”) to meet its obligations is affected by future social, environmental, and economic conditions, among other things, as well as by the legislative policies and the financial condition of the Commonwealth. Many of these conditions are not within the Commonwealth’s control.
Massachusetts has established a number of independent authorities and agencies, the budgets of which are not included in the Commonwealth’s annual budget. In fiscal 2016, Massachusetts had significant operational or financial relationships, or both, with 40 of these authorities. The Commonwealth’s contractual agreements with these authorities constitute general obligations of Massachusetts for which its full faith and credit are pledged. The Commonwealth also guarantees certain outstanding bonds of two authorities, the Massachusetts State College Building Authority and the University of Massachusetts Building Authority. The ratings of these independent authorities are based on the guarantee of the Commonwealth and generally can be expected to move in tandem with ratings on the Massachusetts general obligation debt.
In addition, a portion of the Commonwealth’s receipts from the sales tax (other than the tax on meals) is dedicated through nonbudgeted special revenue funds to the Massachusetts Bay Transportation Authority (MBTA) and the Massachusetts School Building Authority (MSBA). The amount dedicated to the MSBA is the amount raised by a 1% sales tax (not including meals). The amount dedicated to the MBTA is a comparable amount, subject to an inflation-adjusted floor, plus $160 million annually. Effective for fiscal 2015, the $160 million adjustment was integrated into the inflation-adjusted floor, which was reset at $970.6 million. The floor grows by the allowable base revenue growth (lesser of sales tax growth or inflation, but not greater than 3% and not less than 0%) thereafter. Legislation approved by the Governor on October 31, 2014 increased the amount statutorily required to be credited to the MBTA by $160 million starting in fiscal 2015. The $160 million increase in the dedicated sales tax revenue amount and the amount included in the inflation-adjusted floor were intended to replace the $160 million annual state appropriation the MBTA received from fiscal 2010 through fiscal 2014. In fiscal year 2016, total dedicated sales tax revenue that was directed to the MBTA was approximately $986 million. Massachusetts also has a net liability of $ 5.891 billion for debt and grant obligations for the School Building Assistance Program that finances construction of schools for the Commonwealth’s cities and towns.
Population and Employment.
The Commonwealth has a population of about 6.81 million as of July 1, 2016. Since reaching 6.8 percent in January 2014, the Commonwealth’s unemployment rate gradually declined to 4.1 percent in May 2017, which is the same as the national rate.
Commonwealth Budget.
The budgeted operating funds of the Commonwealth ended fiscal year 2017 with a deficit of revenues and other sources over expenditures and other uses of $41.0 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $1.44 billion. The budgeted operating funds of the Commonwealth are projected to end fiscal 2018 with a deficiency of revenues and other sources over expenditures and other uses of $144.1 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $1.30 billion.
Chapter 62F of the General Laws establishes a state tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. The growth limit is used to calculate “allowable state tax revenue” for each fiscal year. Chapter 62F also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then-current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year.
Since December 1989, state finance law has included a limit on the amount of outstanding “direct” bonds of the Commonwealth. For the fiscal 2016 capital budget, the Governor maintained the administrative bond cap at $2.125 billion. The bond cap for fiscal 2017 through fiscal 2021 is projected to be $2.19 billion.
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The Commonwealth is statutorily responsible for the payment of pension benefits for Commonwealth employees and for teachers of the cities, towns and regional school districts throughout the Commonwealth. Massachusetts employees’ and teachers’ retirement systems are partially funded by employee contributions of regular compensation. In September 2017, the Commonwealth issued a valuation, as of January 1, 2017, of its total pension obligation. The unfunded actuarial accrued liability was calculated to be approximately $ 39.622 billion.
Local Considerations.
The Commonwealth makes substantial payments to its cities, towns and regional school districts (local aid) to mitigate the impact of local property tax limits on local programs and services. Local aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct local aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts. The Commonwealth’s budget for fiscal 2018 provides $6.142 billion of state-funded local aid to municipalities.
Transportation.
On February 19, 1999, the Commonwealth and the Massachusetts Turnpike Authority entered into a contract which provides for the Commonwealth to make annual operating assistance payments to MassDOT, as successor to the
Turnpike Authority, which are capped at $25 million annually and extend until June 30, 2050, which is the end of the 40th fiscal year following the transfer of certain facilities associated with the Commonwealth’s Central Artery/Ted Williams Tunnel Project (CA/T) to MassDOT. On June 30, 2009, the Commonwealth and the Turnpike Authority entered into a contract for financial assistance which provides for the payment by the Commonwealth to Mass DOT, as successor to the Authority, of $100 million per fiscal year, commencing July 1, 2009 until June 30, 2039. Payments under both contracts constitute a general obligation pledge of the Commonwealth for which its full faith and credit are pledged.
Water Initiatives.
The Massachusetts Clean Water Trust (the “Trust”) manages the Commonwealth’s state revolving fund program under the federal Clean Water Act and the federal Safe Drinking Water Act. Under state law, loans made by the Trust are required to provide for subsidies or other financial assistance to reduce the debt service expense on the loans. As of September 27, 2017, most new loans made by the Trust bore interest at 2%. To provide for a portion of the subsidy on most of its loans, the Trust received contract assistance payments from the Commonwealth. Under the Trust’s enabling act, the aggregate annual contract assistance payment for the Trust’s programs may not exceed $138 million. As of August 31, 2017 the Trust had approximately $3.0 billion of bonds outstanding. Approximately 6.61% of the Trust’s aggregate debt service was covered by the Commonwealth contract assistance as of September 27, 2017. Prior to August, 2014, the Trust was known as the Massachusetts Water Pollution Abatement Trust.
Infrastructure Development.
Under the infrastructure investment incentive program, known as “I-Cubed,” up to $600 million of public infrastructure improvements to support significant new private developments may be financed by bonds issued by the Massachusetts Development Finance Agency (MassDevelopment) that are secured by and payable from a general obligation pledge of contract assistance from the Commonwealth. After each phase of the private development is completed and occupied, the municipality is required to reimburse the Commonwealth for any portion of the debt service cost on the bonds that is not covered by new state tax revenues generated from the related private development. The obligation of the municipality ends when the Commonwealth has collected revenues sufficient to pay principal and interest payments to date, or in some cases to the next redemption date, plus all remaining principal payments due. As of August 31, 2017, total “I-Cubed” program bonds were outstanding in the amount of approximately $106.0 million.
Legislation approved by the Governor on August 8, 2008 included an authorization to finance up to $43 million of the costs of a parkway at the former South Weymouth naval air base. The bonds to finance the parkway are secured by and payable from a general obligation pledge of contract assistance from the Commonwealth. Approximately $25.2 million of such bonds were outstanding as of August 31, 2017.
Social Innovation.
Legislation approved in 2012 established a Social Innovation Financing Trust Fund for the purpose of funding “pay for success” contracts to improve outcomes and lower costs for contracted government services. The first such contract was entered into in January, 2014, to help young men leaving the juvenile justice system or on probation avoid reoffending. The contract obligates the Commonwealth to make up to $28 million in success payments, in the aggregate, through fiscal year 2020. In September, 2016, the Commonwealth entered into a side letter to permit the parties to negotiate a contract amendment to extend the period in which young men may be referred to the project without changing the timing or maximum amount of success payments. The
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Commonwealth entered into a second such contract in December, 2014, to address chronic individual homelessness through permanent stable, supportive housing. The contract obligates the Commonwealth to make up to $6 million in success payments, in the aggregate, through fiscal 2021. The Commonwealth entered into a third such contract in June, 2016, to assist individuals in
Adult Basic Education (ABE) or English for Speakers of Other Languages (ESOL) programs transition to employment, higher wage jobs, and higher education. The contract obligates the Commonwealth to make up to $15 million in success payments, in the aggregate, through fiscal 2023.
Bond Ratings.
Three major credit rating agencies, Moody’s Investors Service, Inc. (“Moody’s”), Standard and Poor’s Ratings Services (“S&P”) and Fitch Ratings (“Fitch”), assign ratings to the Commonwealth long-term general obligation bonds. The Commonwealth’s general obligation bonds have been assigned long-term ratings of “Aa1” by Moody’s Investors Service, Inc., “AA” by Standard & Poor’s Ratings Services and “AA+” by Fitch. It is not possible to determine whether, or the extent to which, Moody’s, S&P or Fitch will change such ratings in the future. Ratings assigned to individual Municipal Obligations vary.
New York
The following information has been obtained from the Annual Information Statement of the State of New York, dated June 20, 2017, as supplemented on September 26, 2017.
Current Economic Condition.
The State of New York (“New York”) has a diverse economy, with a comparatively large share of the nation’s financial services, information, education, and health services economic activity. New York’s Division of the Budget outlook for private sector job growth for 2017 is 1.4 percent, following growth of 1.8 percent for 2016. Most recent economic data indicate that the pace of New York employment growth remains healthy, and New York’s Division of the Budget forecasts personal income growth to be at 2.4 percent for 2016 and 3.7 percent for 2017.
As the nation’s financial capital, both the volume of financial market activity and the volatility in equity markets pose a particularly large degree of uncertainty for New York.
During fiscal year 2017, tax receipts were $6.81 billion lower than the prior year’s results, due to weak non-wage income growth in Tax Year 2016 and a largely timing-related increase in refunds. After controlling for the impact of tax law changes, base tax revenue decreased 0.1 percent in FY 2017, and is projected to increase by 4.6 percent in FY 2018 and 4.7 percent in FY 2019.
Other uncertainties and risks concerning the economic and receipts forecasts include the impacts of: national and international events; ongoing financial instability in the Euro-zone; changes in consumer confidence, oil supplies and oil prices; major terrorist events, hostilities or war; climate change and extreme weather events; Federal statutory and regulatory changes concerning financial sector activities; changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; shifts in monetary policy affecting interest rates and the financial markets; financial and real estate market developments which may adversely affect bonus income and capital gains realizations; the effect of household debt on consumer spending and New York tax collections; and the outcomes of litigation and other claims affecting New York.
Population and Employment.
New York is the fourth most populous state in the United States. According to the 2016 U.S. Census, New York’s 2016 population was 19.7 million, an increase from 19.4 million in 2004.
As of March 2017, New York’s Division of the Budget anticipated a state unemployment rate of 4.6 percent for 2017, compared with a national unemployment rate of 4.6 percent. Total state nonagricultural employment grew by 1.6 percent in 2016 and was projected to grow by 1.2 percent in 2017. Private sector employment grew by 1.8 percent in 2016 and was projected to grow by 1.4 percent in 2017. Total employment growth of 1.3 percent is projected for 2017, after growth of 1.6 percent for 2016.
State Budget.
New York’s budget process is governed by the New York constitution, with additional details and actions prescribed by New York law and practices established over time. The New York General Fund receives the majority of New York taxes and all income not earmarked for a particular program or activity. New York law requires the Governor to submit, and the Legislature to enact, a General Fund budget that is balanced on a cash basis of accounting.
New York receives revenues from taxes, fees, charges for state-provided services, Federal grants, and other miscellaneous sources. General Fund receipts, including transfers from other funds, are estimated to total $70.2 billion in fiscal year 2018, or $344 million higher than estimated in the Enacted Budget Financial Plan. While modest economic growth is projected for fiscal year 2017, total tax receipts are estimated to increase by 3.0 percent for fiscal year 2018.
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New York expends money on a variety of programs and services. Major categories of operating disbursements include healthcare and Medicaid, higher education (including subsidization of the State University of New York and City University of New York systems), criminal justice and public safety, school aid, transportation, and mental hygiene programs. General Fund disbursements are expected to total $70.4 billion in fiscal year 2018, an increase of $4.4 billion or 6.7 percent over the prior year. The Division of the Budget estimates that spending in State Operating Funds will grow at 2.0 percent from fiscal year 2017 to fiscal year 2018, consistent with the 2 percent spending benchmark.
New York is also responsible for the payment of pension benefits for public employees. Employer contribution rates decreased for fiscal year 2017.
New York ended fiscal year 2017 with receipts exceeding disbursements by about $5.7 billion. The General Fund closing balance was $548 million higher than estimated in the Enacted Budget Financial Plan.
Implementation of New York’s current financial plan is dependent on the state’s ability to market its bonds successfully. New York finances much of its capital spending from the General Fund, which it reimburses with proceeds from the sale of general obligation or other state-supported bonds. New York’s inability to sell bonds at the levels or on the timetable expected may adversely affect the state’s overall cash position and capital funding plan. The success of projected public sales will be dependent on prevailing market conditions.
Local Considerations.
New York’s fiscal demands may be affected by the fiscal condition of New York City, which relies in part on state aid to balance its budget and meet its cash requirements. In addition, certain localities other than New York City have experienced financial problems and have requested and received additional state assistance during the last several state fiscal years. While a relatively infrequent practice, deficit financing by local governments has become more common in recent years.
Local assistance spending includes payments to local governments, school districts, health care providers, and other local entities, as well as financial assistance to, or on behalf of, individuals, families, and nonprofit organizations. Expenditures in the form of aid to local governments for their general purposes (and to school districts and municipalities for specific purposes such as education and social services) are made from New York’s General Fund. These payments are limited under the New York constitution to appropriations in force. Local assistance spending in State Operating Funds is estimated at $66 billion in fiscal year 2018, approximately two-thirds of total State Operating Funds spending.
Debt Service.
New York pays debt service on all outstanding state-supported bonds. These include general obligation bonds, for which New York is constitutionally obligated to pay debt service, as well as certain bonds issued by New York public authorities, such as the Empire State Development Corporation and the New York State Thruway Authority, the payment obligation on which is subject to appropriation. New York’s access to the public credit markets through bond issuances constituting state-supported or state-related debt issuances by certain of its authorities could be impaired and the market price of its outstanding debt may be materially and adversely affected if its public authorities were to default on their respective state-supported or state-related debt issuances.
Total debt service is projected to be $5.292 billion for fiscal year 2018, of which $916 million is expected to be paid from the General Fund for general obligations and service contract bonds, and $4.38 billion of which is expected to service other state supported bonds.
The Debt Reform Act of 2000 restricts the issuance of state-supported debt to capital purposes only and limits such debt to a maximum term of 30 years. Under the Debt Reform Act, new state-supported debt issued since April 1, 2000 is limited to 4 percent of state personal income, while new debt service costs are limited to 5 percent of all Funds receipts.
Bond Ratings.
As of November 2016, New York’s general obligation bonds were rated “Aa1” by Moody’s Investors Service, Inc. (“Moody’s”), “AA+” by Standard & Poor’s Ratings Services (“S&P”), and “AA+” by Fitch Ratings (“Fitch”). It is not possible to determine whether, or the extent to which, Moody’s, S&P or Fitch will change such ratings in the future. Ratings assigned to individual Municipal Obligations may vary.
Statement of Additional Information – May 1, 2018	C-8

APPENDIX D — SERIES OF CFST, CFST I AND CFST II
Below are the series of CFST, CFST I and CFST II. In prospectuses dated prior to June 25, 2014, series of CFST and CFST I are referred to as “Legacy Columbia Funds” and series of CFST II are referred to as “Legacy RiverSource Funds”.
Columbia Funds Series Trust
Columbia AMT-Free California Intermediate Muni Bond Fund
Columbia AMT-Free Georgia Intermediate Muni Bond Fund
Columbia AMT-Free Maryland Intermediate Muni Bond Fund
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund
Columbia AMT-Free Virginia Intermediate Muni Bond Fund
Columbia Capital Allocation Moderate Aggressive Portfolio
Columbia Capital Allocation Moderate Conservative Portfolio
Columbia Convertible Securities Fund
Columbia Global Strategic Equity Fund
Columbia Large Cap Enhanced Core Fund
Columbia Large Cap Growth Fund III
Columbia Large Cap Index Fund
Columbia Mid Cap Index Fund
Columbia Mid Cap Value Fund
Columbia Overseas Value Fund
Columbia Select Global Growth Fund
Columbia Select International Equity Fund
Columbia Select Large Cap Equity Fund
Columbia Short Term Bond Fund
Columbia Short Term Municipal Bond Fund
Columbia Small Cap Index Fund
Columbia Small Cap Value Fund II
Columbia Funds Series Trust I
CMG Ultra Short Term Bond Fund
Columbia Adaptive Retirement 2020 Fund
Columbia Adaptive Retirement 2025 Fund
Columbia Adaptive Retirement 2030 Fund
Columbia Adaptive Retirement 2035 Fund
Columbia Adaptive Retirement 2040 Fund
Columbia Adaptive Retirement 2045 Fund
Columbia Adaptive Retirement 2050 Fund
Columbia Adaptive Retirement 2055 Fund
Columbia Adaptive Retirement 2060 Fund
Columbia Adaptive Risk Allocation Fund
Columbia Alternative Beta Fund
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund
Columbia AMT-Free Intermediate Muni Bond Fund
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund
Columbia AMT-Free New York Intermediate Muni Bond Fund
Columbia AMT-Free Oregon Intermediate Muni Bond Fund
Columbia Balanced Fund
Columbia Bond Fund
Columbia Contrarian Core Fund
Columbia Corporate Income Fund
Columbia Disciplined Small Core Fund
Columbia Diversified Absolute Return Fund
Columbia Diversified Real Return Fund
Columbia Dividend Income Fund
Columbia Emerging Markets Fund
Columbia Global Dividend Opportunity Fund
Columbia Global Energy and Natural Resources Fund
Columbia Global Technology Growth Fund
Columbia Greater China Fund
Columbia High Yield Municipal Fund
Columbia Large Cap Growth Fund
Columbia Mid Cap Growth Fund
Columbia Multi-Asset Income Fund
Columbia Pacific/Asia Fund
Columbia Real Estate Equity Fund
Columbia Select Large Cap Growth Fund
Columbia Small Cap Growth Fund I
Columbia Small Cap Value Fund I
Columbia Solutions Aggressive Portfolio
Columbia Solutions Conservative Portfolio
Columbia Strategic California Municipal Income Fund
Columbia Strategic Income Fund
Columbia Strategic New York Municipal Income Fund
Columbia Tax-Exempt Fund
Columbia Total Return Bond Fund
Columbia U.S. Social Bond Fund
Columbia U.S. Treasury Index Fund
Multi-Manager Alternative Strategies Fund
Multi-Manager Directional Alternative Strategies Fund
Multi-Manager Growth Strategies Fund
Multi-Manager Small Cap Equity Strategies Fund
Multi-Manager Total Return Bond Strategies Fund
Columbia Funds Series Trust II
Columbia Absolute Return Currency and Income Fund
Columbia Capital Allocation Aggressive Portfolio
Columbia Capital Allocation Conservative Portfolio
Columbia Capital Allocation Moderate Portfolio
Columbia Commodity Strategy Fund
Columbia Contrarian Asia Pacific Fund
Columbia Contrarian Europe Fund
Columbia Disciplined Core Fund
Columbia Disciplined Growth Fund
Columbia Disciplined Value Fund
Columbia Dividend Opportunity Fund
Columbia Emerging Markets Bond Fund
Columbia Flexible Capital Income Fund
Columbia Floating Rate Fund
Columbia Global Bond Fund
Columbia Global Equity Value Fund
Columbia Global Infrastructure Fund
Columbia Global Opportunities Fund

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Columbia Government Money Market Fund
Columbia High Yield Bond Fund
Columbia Income Builder Fund
Columbia Income Opportunities Fund
Columbia Inflation Protected Securities Fund
Columbia Large Cap Value Fund
Columbia Limited Duration Credit Fund
Columbia Minnesota Tax-Exempt Fund
Columbia Mortgage Opportunities Fund
Columbia Overseas Core Fund
Columbia Quality Income Fund
Columbia Select Global Equity Fund
Columbia Select Large-Cap Value Fund
Columbia Select Smaller-Cap Value Fund
Columbia Seligman Communications and Information Fund
Columbia Seligman Global Technology Fund
Columbia Short-Term Cash Fund
Columbia Small/Mid Cap Value Fund
Columbia Strategic Municipal Income Fund
Multi-Manager Value Strategies Fund
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APPENDIX S — MORE INFORMATION ABOUT CHOOSING A SHARE CLASS
The Fund’s prospectus contains information relative to choosing a share class. The information in this Appendix S should be read in conjunction with the information contained in the prospectus. With regard to any sales charge waivers and discounts described in this Appendix S and the prospectus, it is your obligation to advise your financial intermediary or (in the case of Direct-at-Fund Accounts, as defined in the prospectus) the Transfer Agent that you qualify for any waiver or reduced sales charge and be prepared to provide proof thereof.
Certain Historical Changes to Share Class Names
Class T shares existing on January 23, 2017 were renamed as Class V shares on January 24, 2017. Effective March 27, 2017, Class W shares were renamed as Class T shares. Effective November 1, 2017, Class R4 shares were renamed as Class Adv shares, Class R5 shares were renamed as Class Inst2 shares, Class Y shares were renamed as Class Inst3 shares, and Class Z shares were renamed as Class Inst shares.
Certain Share Class Conversions and Exchanges
Effective March 27, 2017, Class I shares, which were only offered to Columbia Funds, were exchanged for Class Y shares of the same Fund. Effective July 17, 2017, Class B shares (except those shares representing the Investment Manager's initial capital) converted to Class A shares, and effective August 4, 2017, all remaining Class B shares were redeemed. Effective March 9, 2018, the shares held by Class K shareholders were exchanged for Class Adv shares of the same Fund for all Funds except Columbia Small Cap Index Fund. Effective on the same date, Class K shares of Columbia Small Cap Index Fund were exchanged for Class Inst2 shares of the same Fund. Class K shares representing the Investment Manager's initial capital were allowed to be redeemed, instead of exchanged, on the same date.
Sales Charge Waivers
Front-End Sales Charge Waivers*
The following information is in addition to the description in the Fund’s prospectus of front-end sales charge waivers applicable to Class A, Class E and Class V shares. The following categories of investors may buy Class A, Class E(a) and Class V shares at net asset value, without payment of any front-end sales charge that would otherwise apply:
■	Current or retired fund Board members, officers or employees of the funds or Columbia Management or its affiliates(b);
■	Current or retired Ameriprise Financial Services, Inc. (Ameriprise Financial Services) financial advisors and employees of such financial advisors(b);
■	Registered representatives and other employees of affiliated or unaffiliated financial intermediaries (and their immediate family members and related trusts or other entities owned by the foregoing) having a selling agreement with the Distributor(b);
■	Registered broker-dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;
■	Portfolio managers employed by subadvisers of the funds(b);
■	Partners and employees of outside legal counsel to the funds or to the funds’ directors or trustees who regularly provide advice and services to the funds, or to their directors or trustees;
■	Direct rollovers (i.e., rollovers of fund shares and not reinvestments of redemption proceeds) from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same fund;
■	Employees or partners of Columbia Wanger Asset Management, LLC;
■	Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);
■	At a fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party;
■	Purchases by registered representatives and employees (and their immediate family members and related trusts or other entities owned by the foregoing (referred to as “Related Persons”)) of Ameriprise Financial Services and its affiliates; provided that with respect to employees (and their Related Persons) of an affiliate of Ameriprise Financial, such persons must make purchases through an account held at Ameriprise Financial or its affiliates.
Purchases of Class A and Class V shares may be made at net asset value if they are made as follows:
Statement of Additional Information – May 1, 2018	S-1

■	Through or under a wrap fee product or other investment product sponsored by a financial intermediary that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a financial intermediary that has a selling agreement with the Distributor;
■	Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code;
■	Through banks, trust companies and thrift institutions, acting as fiduciaries; or
■	Through “employee benefit plans” created under Section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transact directly with the Fund or the Transfer Agent through a third-party administrator or third-party recordkeeper. This waiver does not apply to accounts held through commissionable brokerage platforms.

*	Any shareholder with a Direct-at-Fund account (i.e., shares held directly with the Fund through the Transfer Agent) that is eligible to purchase shares without a front-end sales charge by virtue of having qualified for a previous waiver may continue to purchase shares without a front-end sales charge if they no longer qualify under a category described in the prospectus or in this section. Otherwise, you must qualify for a front-end sales charge waiver described in the prospectus or in this section.
(a)	The Funds no longer accept investments from new or existing investors in Class E shares, except by existing Class E and former Class F shareholders who opened and funded their account prior to September 22, 2006 that may continue to invest in Class E shares (Class F shares automatically converted to Class E shares on July 17, 2017). See the prospectus offering Class E shares of Large Cap Growth Fund (a series of CFST I) for details.
(b)	Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse’s or domestic partner’s parents, step-parents, or legal guardians.
Contingent Deferred Sales Charge Waivers (Class A, Class C, Class E and Class V Shares)
For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made.
Shareholders won’t pay a CDSC on redemption of Class A, Class C, Class E and Class V shares:
■	In the event of the shareholder’s death;
■	For which no sales commission or transaction fee was paid to an authorized financial intermediary at the time of purchase;
■	Purchased through reinvestment of dividend and capital gain distributions;
■	That result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70½;
■	That result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the financial intermediary returns the applicable portion of any commission paid by the Distributor;
■	Of Class A shares of a fund initially purchased by an employee benefit plan;
■	Other than Class A shares of a fund initially purchased by an employee benefit plan that are not connected with a plan level termination;
■	In connection with the fund’s Small Account Policy (as described in the prospectus); and
■	At a fund’s discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the fund is a party.
Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases.
Class Inst Shares Additional Eligible Investors
In addition to the categories of Class Inst investors described in the Fund’s prospectus (other than for the Multi-Manager Strategies Funds), the minimum initial investments in Class Inst shares for the following categories of eligible investors is $2,000 ($1,000 for IRAs, as applicable):
■	Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.
■	Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.
■	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.
■	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.
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■	Other than for the Multi-Manager Strategies Funds, any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) who holds Class Inst shares of a fund distributed by the Distributor is eligible to purchase Class Inst shares of other funds distributed by the Distributor, subject to a minimum initial investment of $2,000 ($1,000 for IRAs). If the account in which the shareholder holds Class Inst shares is not eligible to purchase additional Class Inst shares, the shareholder may purchase Class Inst shares in an account maintained directly with the Transfer Agent, subject to a minimum initial investment of $2,000 ($1,000 for IRAs).
Shares of Multi-Manager Strategies Funds
The Multi-Manager Strategies Funds offer Class A shares and Class Inst shares that are available only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial or its affiliates. The minimum initial investment for Class A shares and Class Inst shares of the Multi-Manager Strategies Funds is $100, and each share class has no minimum additional investment. Shares of the Multi-Manager Strategies Funds are not subject to any front-end sales charge or CDSC. See the Fund’s prospectus for additional information.
Fund Reorganizations
Class A shares may be issued without any initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the fund if the fund is combined with another fund or in connection with a similar reorganization transaction.
Rejection of Purchases
Each fund and the distributor of the funds reserve the right to reject any offer to purchase shares, in their sole discretion.
Restrictions and Changes in Terms and Conditions
Restrictions may apply to certain accounts and certain transactions. The Funds and/or the Distributor may change or cancel these terms and conditions at any time. Unless you provide your financial intermediary with information in writing about all of the factors that may count toward available reductions or waivers of an applicable sales charge, there can be no assurance that you will receive all of the reductions and waivers for which you may be eligible. To the extent your Fund account is held directly with the Fund, you should provide this information to the Fund when placing your purchase or redemption order. Please see the Fund’s prospectus for more information about sales charge reductions and waivers.
Shares of Solution Series Funds
Shares of Solutions Aggressive Portfolio and Solutions Conservative Portfolio are sold only to the Adaptive Retirement Funds.
SAI910_00_049_(05/18)
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